UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08194

FINANCIAL INVESTORS TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Karen Gilomen, Esq., Secretary

Financial Investors Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: April 30

Date of reporting period: May 1, 2017 – April 30, 2018

Item 1. Reports to Stockholders.

ANNUAL REPORT (April 30, 2018)

ASPEN PARTNERS

ASPEN MANAGED FUTURES STRATEGY FUND

CLASS A SHARES (MFBPX)

CLASS I SHARES (MFBTX)

ASPEN PORTFOLIO STRATEGY FUND

CLASS A SHARES (ASPEX)

CLASS I SHARES (ASPNX)

Aspen Managed Futures Strategy Fund	Manager Commentary

April 30, 2018 (Unaudited)

April 30, 2018

Performance Results

For the twelve-month period ending April 30, 2018, the Class I shares of the Aspen Managed Futures Strategy Fund (the “Fund”) posted a return of -3.13%. Per its mandate, the Fund maintained tight correlation to the Aspen Managed Futures Beta Index (“Aspen MFBI” or the “Index”). The Index uses a combination of trend and counter-trend algorithms to determine exposures to 23 futures markets. In following the Index, the Fund can take long or short positions in each of the eligible markets. A long position in a futures market will profit if the price of the futures contract rises, whereas a short position will profit if the price of the futures contract falls.

The Barclay BTOP50 Index, a managed futures benchmark, returned -0.61% over the same period. It is important to note that there are substantive differences between the Fund and this index in terms of construction. There were no significant changes to the Fund strategy during this period.

Explanation of Fund Performance

Until January of 2018, broad backdrop market volatility remained near all-time lows globally, as it had been for virtually all of 2017. While low volatility is typically not an auspicious backdrop for trend following strategies, it does not usually tend to produce significantly poor results either. The May-December period was an example of that phenomenon, as a series of relatively small monthly gains and small monthly losses for the Fund combined to produce a small end-to-end loss.

When backdrop volatility is abnormally low, occasional “events” that punctuate the markets with brief spikes of more elevated volatility can have an outsized effect on trend following performance. One such event occurred in May 2017. Heading into that month, the Fund was positioned on the short side in energy futures. But midmonth, Saudi Arabia and Russia announced a deal in principle to extend an oil output freeze for an extra nine months. Energy prices soared on the news, causing losses for the Fund in energies, and causing the trend model to reverse into long energy positions. Then in late May the official OPEC meeting occurred. Though OPEC members ratified the pre-announced deal, no further supportive measures were forthcoming. Disappointment in the markets caused energy prices to plunge once again, causing classic “V-top” losses for the Fund (i.e., losses arising from prices moving up and then down in an inverted V-shaped pattern). Largely as a consequence of this move, the Fund returned -1.51% in May.

The first several weeks of June were profitable, if uneventful. Then in the last week of the month, European Central Bank (ECB) president Mario Draghi gave a speech that markets interpreted as unexpectedly hawkish. The resulting activity could be described as a European version of the “taper tantrum” that hit the markets after similar comments by US Federal Reserve president Ben Bernanke were interpreted similarly: Both equity and fixed income markets declined rapidly as markets contemplated the consequences of potentially faster-than-expected reductions in ECB accommodation. This produced losses for Fund, albeit insufficient to eliminate the entire monthly gain. The final June fund return was +1.10%.

The entirety of the third and fourth quarters constituted a fairly uneventful and incredibly low-volatility period for investment markets. A few sustained trends developed (most notably long positions in equities and a long position in copper); others were profitable at times with occasional reversals (e.g., downtrends in fixed income, which performed well in July and reversed in August, but then resumed at the end of the year; and uptrends across most currencies, which were profitable through most of the third quarter, reversed at the end of September, and also resumed as the year ended). The result of primarily low-vol, range-bound activity was a continued series of minor monthly returns. For the months of July, August, September, October, November, and December, Fund returns were +1.63%, -1.81%, 0.76%, +0.33%, -1.31%, and +1.33%, respectively.

Long equity trends carried into 2018, where they proved profitable in the equity “melt-up” that characterized most of January. Interestingly, volatility—direct and implied—increased as the month progressed, but initially risk assets like equities and energies continued rising, and bonds lost value as interest rates rose as well (traditionally another “risk on” occurrence). The Fund was well-positioned for these movements, and returned +2.29% for the month of January.

Late in January, however, markets peaked and began a very rapid descent. In just six trading days, equity markets gave back all of their year-to-date gains and more, as did the Fund. The carnage ended in early February and recovered somewhat from there, but Fund return was -3.84% for the full month.

Notably, as we have often had occasion to mention, many other trend-following Call to Action (CTAs) (as proxied by benchmarks like the BTOP50 Index) have demonstrated significantly greater exposure to long equity futures positioning than does the Fund. The first two months of 2018 were a good example, as the BTOP50 Index returned +3.13% in January and -5.58% in February. In fact, February was the worst month for the benchmark since 2003.

After February, broad market volatility remained higher than it had been in 2017. The losses sustained by the Fund’s trend following model led to mostly defensive, internally hedged positioning for much of March and April, resulting in mostly small daily and monthly moves. March and April returns were -0.11% and -0.33%, respectively. April performance was bolstered by positive returns from the Fund’s counter-trend model, which itself was bolstered by the inclusion of the US dollar as a “long” leg (actually expressed as a flat position), making counter-trend net short foreign

Annual Report | April 30, 2018	1

Aspen Managed Futures Strategy Fund	Manager Commentary

April 30, 2018 (Unaudited)

exchange overall, coinciding with a rally in the US dollar in April. However, the same phenomenon caused reversals in long currency trend positioning, which had built up due to US dollar weakness over the preceding months.

Outlook

While the sudden reversal of entrenched long equity trends and the lack of directional consensus among other risk assets produced mild losses for the Fund in the early months of 2018, the return of volatility, if it holds up, is generally a cause for optimism. Of course, volatility is always bidirectional, and the ride may continue to be wilder from here. But whereas the wild ups and downs of an elevated volatility backdrop are often detrimental to risk asset performance, they have historically tended to accumulate to positive returns for traditional trend following models like the one executed in the Fund.

The counter-trend model appears set to remain net short foreign exchange futures for the foreseeable future, portending positive returns if the latest US dollar rally continues, and losses if it reverses instead.

Sincerely,

Bryan R. Fisher

William Ware Bush

Aspen Partners, Ltd.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-845-9444.

The views of Aspen Partners, Ltd. and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Aspen Partners Ltd. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Aspen Managed Futures Strategy Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

Correlation - a statistical measure of how two securities or portfolios move in relation to each other.

Aspen Managed Futures Beta Index (Aspen MFBI) is constructed using a quantitative, rules-based model designed to replicate the trend following and counter-trend exposure of futures markets by allocating assets to liquid futures contracts of certain financial and commodities futures markets. The Index therefore seeks to reflect the performance of strategies and exposures common to a broad universe of futures markets, i.e., managed futures beta. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in the Index.

Barclay BTOP50 Index is an index of the largest investable CTA programs as measured by assets under management. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

Taper tantrum - the term used to refer to the 2013 surge in U.S. Treasury yields, which resulted from the Federal Reserve’s use of tapering to gradually reduce the amount of money it was feeding into the economy.

2

Aspen Portfolio Strategy Fund	Manager Commentary

April 30, 2018 (Unaudited)

April 30, 2018

Performance Results

For the twelve-month period ending April 30, 2018, the Class I shares of the Aspen Portfolio Strategy Fund (the “Fund”) posted a return of +7.76%. Per its mandate, the Fund traded the Aspen Portfolio Strategy, which combines full exposure to US large-cap equities (the “Equity Strategy”) with full exposure to Aspen’s proprietary diversified trend following program (the “Futures Strategy”). To capture the Equity Strategy, the Fund can employ a variety of vehicles, including exchange-traded funds and futures contracts. To capture the Futures Strategy, the Fund can take long or short positions in each eligible futures market. A long position in a futures market will profit if the price of the futures contract rises, whereas a short position will profit if the price of the futures contract falls.

The S&P 500 Index, a US large-cap equity benchmark, returned +13.27%. See the following section for a description of the sources of the sub-period and full-period return differential between the Fund and the S&P 500.

Explanation of Fund Performance

Until January of 2018, broad backdrop market volatility remained near all-time lows globally. A low volatility regime is often a good backdrop for risk assets like equities, and given the return of the Equity Strategy, the period in question was no exception. Conversely, low volatility is typically not an auspicious backdrop for trend following strategies.

When backdrop volatility is abnormally low, occasional “events” that punctuate the markets with brief spikes of more elevated volatility can have an outsized effect on trend following performance. One such event occurred in May 2017. Heading into that month, the Fund was positioned on the short side in energy futures. But midmonth, Saudi Arabia and Russia announced a deal in principle to extend an oil output freeze for an extra nine months. Energy prices soared on the news, causing losses for the Fund in energies, and causing the Futures Strategy to reverse into long energy positions. Then in late May the official OPEC meeting occurred. Though OPEC members ratified the pre-announced deal, no further supportive measures were forthcoming. Disappointment in the markets caused energy prices to plunge once again, causing classic “V-top” losses for the Futures Strategy (i.e., losses arising from prices moving up and then down in an inverted V-shaped pattern). Conversely, May was a strong positive month for equities, and the Fund was able to produce a mildly positive return of +0.20% despite the losses in the Futures Strategy.

The first several weeks of June were profitable for both the Equity Strategy and the Futures Strategy. Then in the last week of the month, European Central Bank president Mario Draghi gave a speech that markets interpreted as unexpectedly hawkish. The resulting activity could be described as a European version of the “taper tantrum” that hit the markets after similar comments by US Federal Reserve president Ben Bernanke were interpreted similarly in 2013: Both equity and fixed income markets declined rapidly as markets contemplated the consequences of potentially faster-than-expected reductions in ECB accommodation. This produced losses for Fund, albeit insufficient to eliminate the entire monthly gain. The final June fund return was +0.82%.

The entirety of the third and fourth quarters constituted a fairly uneventful and incredibly low-volatility period for investment markets. A few sustained trends developed and benefitted the Futures Strategy (most notably long positions in equities and a long position in copper); others were profitable briefly and then reversed (e.g., downtrends in fixed income, which performed well in July and reversed in August, but then resumed at the end of the year; and uptrends across most currencies, which were profitable through most of the third quarter, reversed at the end of September, and also resumed as the year ended). Over that same timeframe, the Equity Strategy continued to contribute positively and fairly consistently.

Overall Fund returns were +3.36%, -0.86%, +1.58%, +3.11%, +2.94%, and +0.77% in July, August, September, October, November, and December, respectively. (I.e., of these six months, only in August were there negative Futures Strategy returns in sufficient quantity to outrun minor positive Equity Strategy returns.)

Incredibly, the S&P 500 (which is tracked directly by the Equity Strategy) posted a positive total return for thirteen consecutive months ending in January 2018—the longest such streak in over 30 years. January was arguably the crowning achievement of the entire streak. A strong monthly gain for US and global equities, as tracked by long trends in the Futures Strategy, produced a gain of +8.50% for the Fund that month. Interestingly, volatility—direct and implied—increased as the month progressed, but initially risk assets like equities and energies continued rising, and bonds lost value as interest rates rose as well (traditionally another “risk on” occurrence).

Late in January, however, markets peaked and began a very rapid descent. In just six trading days, equity markets gave back all of their year-to-date gains and more, as did the Fund. The carnage ended in early February and recovered somewhat from there, but Fund return was -8.00% for the full month. As we’ve noted elsewhere, historically the combination of equity and trend following returns tends to reduce both the kurtosis (think “fat-tailedness”) and skewness (think “tendency for outliers to fall to one side”) of both asset classes stand-alone. The combined portfolio is more Gaussian—more “normalized”—than either stand-alone. A consequence of reducing the dangerous tail observations, though, is what mathematicians call “broad shoulders”: I.e., there are more observations of intermediate-sized volatility. The January gain and February loss are illustrative of the positive and negative “broad shoulders” of a normalized distribution.

Annual Report | April 30, 2018	3

Aspen Portfolio Strategy Fund	Manager Commentary

April 30, 2018 (Unaudited)

Further losses in US equities contributed to a negative month in March, resulting in Fund returns of -2.88%. In April, losses in long currency trend positioning contributed to the Fund’s -0.49% return, as the US dollar rallied from its descent over several months prior.

Outlook

While the sudden reversal of entrenched long equity trends and the lack of directional consensus among other risk assets produced losses for both the Equity Strategy and the Futures Strategy in the early months of 2018, the return of volatility, if it holds up, is generally a cause for optimism at least for trend following strategies. Of course, volatility is always bidirectional, and the ride may continue to be wilder from here. The ideal scenario would be one in which US equities could resume their generally upward trajectory against a backdrop of sustained elevated volatility with the potential to produce tradable trends across the market spectrum. Such a scenario has not generally prevailed in the post-Great Financial Crisis years, but it was commonplace for both US equities and traditional trend following managers to post gains simultaneously in the years prior.

Sincerely,

Bryan R. Fisher

William Ware Bush

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-845-9444.

The views of Aspen Partners, Ltd. and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Aspen Partners Ltd. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Aspen Portfolio Strategy Funds are distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Taper tantrum - the term used to refer to the 2013 surge in U.S. Treasury yields, which resulted from the Federal Reserve’s use of tapering to gradually reduce the amount of money it was feeding into the economy.

4

Aspen Managed Futures Strategy Fund	Performance Update

April 30, 2018 (Unaudited)

Annualized Total Return Performance as of April 30, 2018

				Since	Expense Ratios
Aspen Managed Futures Strategy Fund	1 Year	3 Year	5 Year	Inception*	Total	Net(1)
Aspen Managed Futures Strategy Fund - Class A (NAV)(2)	-3.33%	-5.21%	-1.00%	-1.82%	1.62%	1.62%
Aspen Managed Futures Strategy Fund - Class A (MOP)(3)	-8.61%	-6.97%	-2.11%	-2.64%	1.62%	1.62%
Aspen Managed Futures Strategy Fund - Class I	-3.15%	-5.17%	-0.83%	-1.59%	1.29%	1.29%
SG CTA Index(4)	-0.26%	-1.85%	1.58%	0.65%
Aspen Managed Futures Beta Index(5)	-2.39%	-4.74%	-0.43%	-1.11%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-845-9444.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Fund Inception date of August 2, 2011.

(1)	Aspen Partners, Ltd. (the “Adviser”) has agreed to waive and/or reimburse fees or expenses in order to limit total annual Fund operating expenses after fee waiver/expense reimbursements (excluding distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.55% of the Funds’ average daily net assets. This agreement (the “Expense Agreement”) is in effect through August 31, 2018. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Funds’ expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date of the waiver or reimbursement. The Expense Agreement may not be terminated or modified prior to August 31, 2018 except with the approval of the Funds’ Board of Trustees

(2)	Net Asset Value (NAV) is the share price without sales charges.

(3)	Maximum Offering Price (MOP) includes sales charges. Class A returns include effects of the Funds’ maximum sales charge of 5.50%.

(4)	The SG CTA Index (formerly, the Newedge CTA Index) provides the market with a reliable daily performance benchmark of major commodity trading advisors (CTAs). The SG CTA Index calculates the daily rate of return for a pool of CTAs selected from the larger managers that are open to new investment. Selection of the pool of qualified CTAs used in construction of the Index will be conducted annually, with re-balancing on January 1st of each year. A committee of industry professionals has been established to monitor the methodology of the index on a regular basis. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in the Index.

(5)	Aspen Managed Futures Beta Index – The Managed Futures Beta Index is constructed using a quantitative, rules-based model designed to replicate the trend-following and counter-trend exposure of futures markets by allocating assets to liquid futures contracts of certain financial and commodities futures markets. The Index therefore seeks to reflect the performance of strategies and exposures common to a broad universe of futures markets, i.e., managed futures beta. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Portfolio Composition as of April 30, 2018

As a percentage of Net Assets^

^	Holdings subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2018	5

Aspen Managed Futures Strategy Fund	Performance Update

April 30, 2018 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2018)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

6

Aspen Portfolio Strategy Fund	Performance Update

April 30, 2018 (Unaudited)

Annualized Total Return Performance as of April 30, 2018

			Expense Ratios
Aspen Portfolio Strategy Fund	1 Year	Since Inception*	Gross	Net(1)
Aspen Portfolio Strategy Fund - Class A (NAV)(2)	7.44%	3.77%	2.83%	1.99%
Aspen Portfolio Strategy Fund - Class A (MOP)(3)	1.54%	-0.54%	2.83%	1.99%
Aspen Portfolio Strategy Fund - Class I	7.76%	4.10%	2.26%	1.59%
S&P 500® Index(4)	13.27%	15.17%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-845-9444.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Fund Inception date of December 28, 2016.
(1)	Aspen Partners, Ltd. (the “Adviser”) has agreed to waive and/or reimburse fees or expenses in order to limit total annual Fund operating expenses after fee waiver/expense reimbursements (excluding distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.55% of the Funds’ average daily net assets. This agreement (the “Expense Agreement”) is in effect through August 31, 2018. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Funds’ expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date of the waiver or reimbursement. The Expense Agreement may not be terminated or modified prior to August 31, 2018 except with the approval of the Funds’ Board of Trustees
(2)	Net Asset Value (NAV) is the share price without sales charges.
(3)	Maximum Offering Price (MOP) includes sales charges. Class A returns include effects of the Funds’ maximum sales charge of 5.50%.
(4)	The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

Portfolio Composition as of April 30, 2018

As a percentage of Net Assets^

^	Holdings subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2018	7

Aspen Portfolio Strategy Fund	Performance Update

April 30, 2018 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2018)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

8

Aspen Funds	Consolidated Disclosure of Fund Expenses

April 30, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; shareholder servicing fees; and other fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2017 through April 30, 2018.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as applicable sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expense Ratio(a)	Expenses Paid During period 11/1/17 - 4/30/18(b)
Aspen Managed Futures Strategy Fund
Class A
Actual	$1,000.00	$978.80	1.52%	$7.46
Hypothetical (5% return before expenses)	$1,000.00	$1,017.26	1.52%	$7.60
Class I
Actual	$1,000.00	$979.20	1.45%	$7.12
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	1.45%	$7.25
Aspen Portfolio Strategy Fund
Class A
Actual	$1,000.00	$993.20	1.65%	$8.15
Hypothetical (5% return before expenses)	$1,000.00	$1,016.61	1.65%	$8.25
Class I
Actual	$1,000.00	$993.90	1.55%	$7.66
Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	1.55%	$7.75

(a)	The Fund's expense ratios have been based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

Annual Report | April 30, 2018	9

Aspen Managed Futures Strategy Fund	Consolidated Schedule of Investments

April 30, 2018

	Principal Amount/Shares	Value (Note 2)
SHORT TERM INVESTMENTS (92.36%)
MONEY MARKET FUND (8.70%)
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares, 7-day yield, 1.537%	7,721,143	$7,721,143

U.S. TREASURY BILLS (83.66%)
1.159%, 05/24/2018(a)	$5,500,000	5,494,404
1.126%, 06/21/2018(a)	11,200,000	11,173,344
1.171%, 07/19/2018(a)	9,000,000	8,965,462
1.267%, 08/16/2018(a)	9,700,000	9,646,827
1.411%, 09/13/2018(a)	13,350,000	13,256,258
1.548%, 10/11/2018(a)	10,300,000	10,209,409
1.752%, 11/08/2018(a)	6,550,000	6,483,799
1.819%, 12/06/2018(a)	9,150,000	9,048,694
		74,278,197

TOTAL SHORT TERM INVESTMENTS
(Cost $82,082,859)		81,999,340

TOTAL INVESTMENTS (92.36%)
(Cost $82,082,859)		$81,999,340

Other Assets In Excess Of Liabilities (7.64%)		6,787,620	(b)

NET ASSETS (100.00%)		$88,786,960

(a)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(b)	Includes cash which is being held as collateral for futures contracts.

See Notes to Consolidated Financial Statements.

10

Aspen Managed Futures Strategy Fund	Consolidated Schedule of Investments

April 30, 2018

FUTURES CONTRACTS

At April 30, 2018, the Fund had the following outstanding futures contracts:

Description	Position	Contracts	Expiration Date	Notional Value	Value and Unrealized Appreciation
Commodity Contracts
Corn Future(a)	Long	191	07/13/2018	$3,827,162	$47,043
NY Harbor ULSD Future(a)	Long	41	05/31/2018	3,701,095	44,295
Soybean Future(a)	Long	48	07/13/2018	2,516,400	22,023
WTI Crude Future(a)	Long	55	05/22/2018	3,771,350	5,741
Equity Contracts
FTSE 100 Index Future	Long	51	06/15/2018	5,237,794	136,812
Nikkei 225 Index Future	Long	48	06/07/2018	5,388,000	189,263
Foreign Currency Contracts
CHF Currency Future	Short	156	06/18/2018	(19,757,400)	345,852
Euro FX Currency Future	Short	99	06/18/2018	(15,002,213)	122,180
				$(10,317,812)	$913,209

Description	Position	Contracts	Expiration Date	Notional Value	Value and Unrealized Depreciation
Commodity Contracts
Copper Future(a)	Long	16	07/27/2018	$1,229,600	$(33,452)
Gold 100 Oz Future(a)	Long	19	06/27/2018	2,506,480	(41,482)
Silver Future(a)	Long	15	07/27/2018	1,230,075	(13,249)
Sugar No. 11 (World) Future(a)	Short	291	06/29/2018	(3,829,560)	(206,450)
Equity Contracts
EURO STOXX 50 Index Future	Short	63	06/15/2018	(2,642,978)	(45,048)
S&P 500 E-Mini Future	Long	20	06/15/2018	2,647,000	(52,396)
Foreign Currency Contracts
Australian Dollar Currency Future	Long	133	06/18/2018	10,014,900	(329,975)
Canadian Dollar Currency Future	Long	63	06/19/2018	4,910,220	(22,216)
Japanese Yen Currency Future	Long	43	06/18/2018	4,933,175	(115,213)
Interest Rate Contracts
Canadian 10 Year Bond Future	Short	147	06/20/2018	(15,049,768)	(52,456)
Euro-Bund Future	Short	52	06/07/2018	(9,968,113)	(85,355)
Long Gilt Future	Short	88	06/27/2018	(14,811,754)	(160,724)
U.S. 10 Year Treasury Note Future	Short	125	06/20/2018	(14,953,125)	(34,417)
				$(33,783,848)	$(1,192,433)

Common Abbreviations:

FTSE - Financial Times and the London Stock Exchange

S&P - Standard and Poor's

ULSD - Ultra Low Sulfur Diesel

(a)	Owned by an entity that is owned by the Fund and is consolidated as described in Note 1 of the Notes to the Consolidated Financial Statements.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Consolidated Financial Statements.

Annual Report | April 30, 2018	11

Aspen Portfolio Strategy Fund	Consolidated Schedule of Investments

April 30, 2018

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (79.17%)
SPDR® S&P 500® ETF Trust	150,442	$39,795,140

TOTAL EXCHANGE TRADED FUNDS
(Cost $35,492,605)		39,795,140

SHORT TERM INVESTMENTS (12.51%)
MONEY MARKET FUND (12.51%)
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares, 7-day yield, 1.537%	6,285,392	6,285,392

TOTAL SHORT TERM INVESTMENTS
(Cost $6,285,392)		6,285,392

TOTAL INVESTMENTS (91.68%)
(Cost $41,777,997)		$46,080,532

Other Assets In Excess Of Liabilities (8.32%)		4,181,600	(a)

NET ASSETS (100.00%)		$50,262,132

(a)	Includes cash which is being held as collateral for futures contracts.

See Notes to Consolidated Financial Statements.

12

Aspen Portfolio Strategy Fund	Consolidated Schedule of Investments

April 30, 2018

FUTURES CONTRACTS

At April 30, 2018, the Fund had the following outstanding futures contracts:

Description	Position	Contracts	Expiration Date	Notional Value	Value and Unrealized Appreciation
Commodity Contracts
Corn Future(a)	Long	124	07/13/2018	$2,484,650	$51,804
NY Harbor ULSD Future(a)	Long	27	05/31/2018	2,437,306	35,322
Soybean Future(a)	Long	31	07/13/2018	1,625,175	22,360
WTI Crude Future(a)	Long	35	05/22/2018	2,399,950	26,016
Equity Contracts
FTSE 100 Index Future	Long	33	06/15/2018	3,389,161	97,743
Nikkei 225 Index Future	Long	31	06/07/2018	3,479,750	145,279
Foreign Currency Contracts
Australian Dollar Currency Future	Short	84	06/18/2018	(6,325,200)	24,078
				$9,490,792	$402,602

Description	Position	Contracts	Expiration Date	Notional Value	Value and Unrealized Depreciation
Commodity Contracts
Copper Future(a)	Long	10	07/27/2018	$768,500	$(20,033)
Gold 100 Oz Future(a)	Long	12	06/27/2018	1,583,040	(33,959)
Silver Future(a)	Long	9	07/27/2018	738,045	(10,199)
Sugar No. 11 (World) Future(a)	Short	189	06/29/2018	(2,487,240)	(142,553)
Equity Contracts
EURO STOXX 50 Index Future	Short	41	06/15/2018	(1,720,034)	(37,239)
S&P 500 E-Mini Future	Long	109	06/15/2018	14,426,150	(378,684)
Foreign Currency Contracts
Canadian Dollar Currency Future	Long	41	06/19/2018	3,195,540	(10,087)
Euro FX Currency Future	Long	21	06/18/2018	3,182,288	(82,626)
Japanese Yen Currency Future	Long	28	06/18/2018	3,212,300	(102,456)
Interest Rate Contracts
Canadian 10 Year Bond Future	Short	96	06/20/2018	(9,828,420)	(25,938)
Euro-Bund Future	Short	34	06/07/2018	(6,517,613)	(55,826)
Long Gilt Future	Short	58	06/27/2018	(9,762,292)	(117,866)
U.S. 10 Year Treasury Note Future	Short	82	06/20/2018	(9,809,250)	(17,658)
				$(13,018,986)	$(1,035,124)

Common Abbreviations:

FTSE - Financial Times and the London Stock Exchange

S&P - Standard and Poor's

ULSD - Ultra Low Sulfur Diesel

(a)	Owned by an entity that is owned by the Fund and is consolidated as described in Note 1 of the Notes to the Consolidated Financial Statements.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Consolidated Financial Statements.

Annual Report | April 30, 2018	13

Aspen Funds	Consolidated Statements of Assets & Liabilities

April 30, 2018

	Aspen Managed Futures Strategy Fund	Aspen Portfolio Strategy Fund
ASSETS:
Investments, at value	$81,999,340	$46,080,532
Foreign cash due from broker for futures contracts(Cost $– and $248,168) (Note 3)	–	246,547
Deposit with broker for futures contracts (Note 3)	7,762,766	4,087,800
Receivable for shares sold	11,726	144,090
Interest receivable	11,805	7,152
Prepaid and other assets	5,662	10,469
Total assets	89,791,299	50,576,590

LIABILITIES:
Foreign cash due to broker for futures contracts (Note 3)	574,524	–
Payable to advisor	55,813	27,199
Payable for investments purchased	3	276
Variation margin payable	134,579	201,247
Payable for shares redeemed	100,079	–
Payable for administration fees	37,760	27,224
Payable for distribution and service fees
Class A	3,125	1,884
Payable for transfer agency fees	13,995	12,377
Delegated transfer agent equivalent services fees
Class A	157	–
Class I	15,819	6,661
Payable for trustee fees and expenses	1,005	546
Payable for professional fees	30,134	25,603
Payable for chief compliance officer fees	4,912	2,669
Payable for principal financial officer fees	540	293
Payable for licensing fees	18,605	–
Accrued expenses and other liabilities	13,289	8,479
Total liabilities	1,004,339	314,458
NET ASSETS	$88,786,960	$50,262,132

NET ASSETS CONSIST OF:

Paid-in capital (Note 5)	$116,680,030	$47,462,200
Accumulated net investment loss	(367,562)	(24,568)
Accumulated net realized loss	(27,176,061)	(843,616)
Net unrealized appreciation/(depreciation)	(349,447)	3,668,116
NET ASSETS	$88,786,960	$50,262,132

INVESTMENTS, AT COST	$82,082,859	$41,777,997

See Notes to Consolidated Financial Statements.

14

Aspen Funds	Consolidated Statements of Assets & Liabilities

April 30, 2018

	Aspen Managed Futures Strategy Fund	Aspen Portfolio Strategy Fund
PRICING OF SHARES:
Class A:
Net Asset Value, offering and redemption price per share	$7.85	$25.81
Net Assets	$3,452,141	$2,729,664
Shares of beneficial interest outstanding	439,627	105,747
Maximum offering price per share (NAV/0.9450), based on maximum sales charge of 5.50% of the offering price	$8.31	$27.31

Class I:
Net Asset Value, offering and redemption price per share	$7.99	$25.87
Net Assets	$85,334,819	$47,532,469
Shares of beneficial interest outstanding	10,676,386	1,837,591

See Notes to Consolidated Financial Statements.

Annual Report | April 30, 2018	15

Aspen Funds	Consolidated Statements of Operations

For the Year Ended April 30, 2018

	Aspen Managed Futures Strategy Fund	Aspen Portfolio Strategy Fund
INVESTMENT INCOME:
Interest	$1,049,678	$–
Dividends	90,544	799,750
Total investment income	1,140,222	799,750

EXPENSES:
Investment advisory fees (Note 6)	920,192	473,083
Investment advisory fees - subsidiary (Note 6)	118,827	13,170
Administrative fees	232,293	118,908
Distribution and service fees
Class A	23,067	6,059
Transfer agency fees	64,288	49,860
Delegated transfer agent equivalent services fees
Class A	819	–
Class I	90,551	28,138
Professional fees	36,068	28,003
Offering costs	–	48,967
Custodian fees	11,454	9,577
Trustee fees and expenses	15,012	13,573
Principal financial officer fees	3,513	1,487
Chief compliance officer fees	32,012	12,844
Licensing fees	306,731	–
Other	64,181	42,079
Total expenses before waiver/reimbursement	1,919,008	845,748
Waiver of investment advisory fees	–	(93,224)
Waiver of investment advisory fees - subsidiary (Note 6)	(118,827)	(13,170)
Total net expenses	1,800,181	739,354
NET INVESTMENT INCOME/(LOSS)	(659,959)	60,396

Net realized gain/(loss) on investments	(53,018)	985
Net realized loss on futures contracts	(4,914,905)	(22,118)
Net realized gain/(loss) on foreign currency transactions	(253,967)	32,019
Total net realized gain/(loss)	(5,221,890)	10,886
Net change in unrealized appreciation of investments	64,154	3,678,102
Net change in unrealized appreciation/(depreciation) on futures contracts	2,236,408	(651,297)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currency transactions	(51,962)	(4,306)
Net change in unrealized appreciation	2,248,600	3,022,499
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(2,973,290)	3,033,385
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,633,249)	$3,093,781

See Notes to Consolidated Financial Statements.

16

Aspen Managed Futures Strategy Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
OPERATIONS:
Net investment loss	$(659,959)	$(1,929,803)
Net realized loss	(5,221,890)	(7,661,403)
Net change in unrealized appreciation/(depreciation)	2,248,600	(7,772,050)
Net decrease in net assets resulting from operations	(3,633,249)	(17,363,256)

DISTRIBUTIONS TO SHAREHOLDERS (Note 4):
From net investment income
Class A	–	(87,401)
Class I	–	(2,130,729)
Net decrease in net assets from distributions	–	(2,218,130)

SHARE TRANSACTIONS (Note 5):
Class A
Proceeds from sales of shares	1,957,143	5,709,455
Distributions reinvested	–	77,296
Cost of shares redeemed	(4,685,659)	(18,518,215)
Redemption fees	40	2,337
Class I
Proceeds from sales of shares	36,658,111	67,326,891
Distributions reinvested	–	1,277,264
Cost of shares redeemed	(142,925,441)	(119,175,878)
Redemption fees	7,858	9,991
Net decrease from share transactions	(108,987,948)	(63,290,859)

Net decrease in net assets	(112,621,197)	(82,872,245)

NET ASSETS:
Beginning of period	201,408,157	284,280,402
End of period*	$88,786,960	$201,408,157
*Includes accumulated net investment loss of:	$(367,562)	$(592,781)

Other Information:
SHARE TRANSACTIONS:
Class A
Sold	244,494	657,148
Distributions reinvested	–	8,695
Redeemed	(584,494)	(2,116,176)
Net decrease in shares outstanding	(340,000)	(1,450,333)

Class I
Sold	4,482,058	7,602,448
Distributions reinvested	–	141,447
Redeemed	(17,442,220)	(13,558,549)
Net decrease in shares outstanding	(12,960,162)	(5,814,654)

See Notes to Consolidated Financial Statements.

Annual Report | April 30, 2018	17

Aspen Portfolio Strategy Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended April 30, 2018	For the Period December 29, 2016 (Commencement) to April 30, 2017
OPERATIONS:
Net investment income/(loss)	$60,396	$(2,905)
Net realized gain/(loss)	10,886	(1,514,647)
Net change in unrealized appreciation	3,022,499	645,617
Net increase/(decrease) in net assets resulting from operations	3,093,781	(871,935)

DISTRIBUTIONS TO SHAREHOLDERS (Note 4):
From net investment income
Class A	(10,269)	–
Class I	(268,936)	–
From net realized gains on investments
Class A	(34,580)	–
Class I	(612,820)	–
Net decrease in net assets from distributions	(926,605)	–

SHARE TRANSACTIONS (Note 5):
Class A
Proceeds from sales of shares	717,112	4,346,888
Distributions reinvested	44,794	–
Cost of shares redeemed	(345,910)	(2,024,348)
Class I
Proceeds from sales of shares	9,638,520	42,535,105
Distributions reinvested	767,869	–
Cost of shares redeemed	(6,046,036)	(669,987)
Redemption fees	284	2,600
Net increase from share transactions	4,776,633	44,190,258

Net increase in net assets	6,943,809	43,318,323

NET ASSETS:
Beginning of period	43,318,323	–
End of period*	$50,262,132	$43,318,323
*Includes accumulated net investment income/(loss) of:	$(24,568)	$62,516

Other Information:
SHARE TRANSACTIONS:
Class A
Sold	27,302	173,467
Distributions reinvested	1,679	–
Redeemed	(13,079)	(83,622)
Net increase in shares outstanding	15,902	89,845

Class I
Sold	361,712	1,707,193
Distributions reinvested	28,731	–
Redeemed	(232,745)	(27,300)
Net increase in shares outstanding	157,698	1,679,893

See Notes to Consolidated Financial Statements.

18

Aspen Managed Futures Strategy Fund – Class A	Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

	For the Year Ended April 30, 2018 (a)		For the Year Ended April 30, 2017 (a)		For the Year Ended April 30, 2016 (a)		For the Year Ended April 30, 2015 (a)	For the Year Ended April 30, 2014 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$8.12		$8.83		$10.01		$8.97	$9.29
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.06)		(0.04)		(0.12)		(0.14)	(0.16)
Net realized and unrealized gain/(loss) on investments	(0.21)		(0.57)		(0.39)		1.39	(0.05)
Total from investment operations	(0.27)		(0.61)		(0.51)		1.25	(0.21)
LESS DISTRIBUTIONS:
From net investment income	–		(0.10)		(0.14)		–	–
Distributions from net realized gain on investments	–		–		(0.53)		(0.21)	(0.12)
Total distributions	–		(0.10)		(0.67)		(0.21)	(0.12)
REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00	(c)	0.00	(c)	0.00	(c)	0.00 (c)	0.01
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.27)		(0.71)		(1.18)		1.04	(0.32)
NET ASSET VALUE, END OF PERIOD	$7.85		$8.12		$8.83		$10.01	$8.97

TOTAL RETURN(d)	(3.33%)		(6.97%)		(5.20%)		14.00%	(2.15%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)	$3,452		$6,331		$19,682		$23,850	$12,914

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding fee waivers/reimbursements	1.66	%(e)	1.00	%(e)	1.56	%(e)	1.64%	1.83%
Operating expenses including fee waivers/reimbursements	1.66%		1.00%		1.56%		1.64%	1.83%
Net investment loss including fee waivers/reimbursements	(0.72%)		(0.52%)		(1.24%)		(1.50%)	(1.72%)

PORTFOLIO TURNOVER RATE	0%		31%		58%		38%	90%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Aspen Futures Fund Ltd. (subsidiary), exclusive of the subsidiary's management fee.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return does not reflect the effect of sales charges.
(e)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 6 for additional detail). The ratio inclusive of that fee would be 1.76%, 1.07% and 1.64% for the years ended April 30, 2018, April 30, 2017 and April 30, 2016, respectively.

See Notes to Consolidated Financial Statements.

Annual Report | April 30, 2018	19

Aspen Managed Futures Strategy Fund – Class I	Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

	For the Year Ended April 30, 2018 (a)		For the Year Ended April 30, 2017 (a)		For the Year Ended April 30, 2016 (a)		For the Year Ended April 30, 2015 (a)	For the Year Ended April 30, 2014 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$8.25		$8.98		$10.17		$9.07	$9.36
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.04)		(0.07)		(0.09)		(0.11)	(0.11)
Net realized and unrealized gain/(loss) on investments	(0.22)		(0.58)		(0.40)		1.42	(0.06)
Total from investment operations	(0.26)		(0.65)		(0.49)		1.31	(0.17)
LESS DISTRIBUTIONS:
From net investment income	–		(0.08)		(0.17)		–	–
Distributions from net realized gain on investments	–		–		(0.53)		(0.21)	(0.12)
Total distributions	–		(0.08)		(0.70)		(0.21)	(0.12)
REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00	(c)	0.00	(c)	0.00	(c)	0.00 (c)	0.00 (c)
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.26)		(0.73)		(1.19)		1.10	(0.29)
NET ASSET VALUE, END OF PERIOD	$7.99		$8.25		$8.98		$10.17	$9.07

TOTAL RETURN	(3.15%)		(7.33%)		(4.97%)		14.51%	(1.81%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)	$85,335		$195,077		$264,598		$242,575	$167,258

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding fee waivers/reimbursements	1.46	%(d)	1.28	%(d)	1.22	%(d)	1.25%	1.30%
Operating expenses including fee waivers/reimbursements	1.46%		1.28%		1.22%		1.25%	1.30%
Net investment loss including fee waivers/reimbursements	(0.53%)		(0.78%)		(0.94%)		(1.11%)	(1.20%)

PORTFOLIO TURNOVER RATE	0%		31%		58%		38%	90%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Aspen Futures Fund Ltd. (subsidiary), exclusive of the subsidiary's management fee.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 6 for additional detail). The ratio inclusive of that fee would be 1.56%, 1.35% and 1.30% for the years ended April 30, 2018, April 30, 2017 and April 30, 2016, respectively.

See Notes to Consolidated Financial Statements.

20

Aspen Portfolio Strategy Fund – Class A	Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

	For the Year Ended April 30 , 2018(a)		For the Period Ended April 30, 2017(a)(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$24.45		$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(c)	(0.02	)(d)	(0.03)
Net realized and unrealized gain/(loss) on investments	1.86		(0.52)
Total from investment operations	1.84		(0.55)
LESS DISTRIBUTIONS:
From net investment income	(0.11)		–
Distributions from net realized gain on investments	(0.37)		–
Total distributions	(0.48)		–
INCREASE/(DECREASE) IN NET ASSET VALUE	1.36		(0.55)
NET ASSET VALUE, END OF PERIOD	$25.81		$24.45

TOTAL RETURN(e)	7.44%		(2.20	%)(f)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)	$2,730		$2,196

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding fee waivers/reimbursements	1.93	%(g)	2.79	%(g)(h)
Operating expenses including fee waivers/reimbursements	1.79%		1.95	%(h)
Net investment loss including fee waivers/reimbursements	(0.09%)		(0.40	%)(h)

PORTFOLIO TURNOVER RATE	0%		0	%(f)(i)

(a)	Per share amounts and ratios to average net assets include income and expenses of the Aspen Portfolio Strategy Fund Ltd. (subsidiary), exclusive of the subsidiary's management fee.
(b)	The Aspen Portfolio Strategy Fund is for the period from December 29, 2016 (commencement of operations) to April 30, 2017.
(c)	Per share numbers have been calculated using the average shares method.
(d)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(e)	Total return does not reflect the effect of sales charges.
(f)	Not annualized.
(g)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 6 for additional detail). The ratio inclusive of that fee would be 1.96% and 2.82% for the year ended April 30, 2018 and for the period ended April 30, 2017, respectively.
(h)	Annualized.
(i)	Less than 0.05%.

See Notes to Consolidated Financial Statements.

Annual Report | April 30, 2018	21

Aspen Portfolio Strategy Fund – Class I	Consolidated Financial Highlights

For a share outstanding throughout the periods presented.

	For the Year Ended April 30, 2018(a)		For the Period Ended April 30, 2017(a)(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$24.48		$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.04		0.00	(d)(e)
Net realized and unrealized gain/(loss) on investments	1.88		(0.52)
Total from investment operations	1.92		(0.52)
LESS DISTRIBUTIONS:
From net investment income	(0.16)		–
Distributions from net realized gain on investments	(0.37)		–
Total distributions	(0.53)		–
REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00	(d)	0.00	(d)
INCREASE/(DECREASE) IN NET ASSET VALUE	1.39		(0.52)
NET ASSET VALUE, END OF PERIOD	$25.87		$24.48

TOTAL RETURN	7.76%		(2.08	%)(f)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)	$47,532		$41,122

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding fee waivers/reimbursements	1.75	%(g)	2.22	%(g)(h)
Operating expenses including fee waivers/reimbursements	1.55%		1.55	%(h)
Net investment income including fee waivers/reimbursements	0.14%		0.01	%(h)

PORTFOLIO TURNOVER RATE	0%		0	%(f)(i)

(a)	Per share amounts and ratios to average net assets include income and expenses of the Aspen Portfolio Strategy Fund Ltd. (subsidiary), exclusive of the subsidiary's management fee.
(b)	The Aspen Portfolio Strategy Fund is for the period from December 29, 2016 (commencement of operations) to April 30, 2017.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(f)	Not annualized.
(g)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 6 for additional detail). The ratio inclusive of that fee would be 1.78% and 2.25% for the year ended April 30, 2018 and for the period ended April 30, 2017, respectively.
(h)	Annualized.
(i)	Less than 0.05%.

See Notes to Consolidated Financial Statements.

22

Aspen Funds	Notes to Consolidated Financial Statements

April 30, 2018

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of October 31, 2017, the Trust consists of multiple separate portfolios or series. This annual report describes the Aspen Managed Futures Strategy Fund and the Aspen Portfolio Strategy Fund (individually a “Fund” and collectively, the “Funds”). The Aspen Managed Futures Strategy Fund seeks investment results that replicate as closely as possible, before fees and expenses, the price and yield performance of the Aspen Managed Futures Beta Index (the “MFBI” or “Index”). The Aspen Portfolio Strategy Fund seeks long-term capital appreciation. The Funds offer Class A and Class I shares.

Basis of Consolidation

Aspen Futures Fund, Ltd. (the “Aspen Fund Subsidiary”), a Cayman Islands exempted company, is a wholly owned subsidiary of the Aspen Managed Futures Strategy Fund and Aspen Portfolio Strategy Fund, Ltd. (the “Aspen Portfolio Subsidiary”), a Cayman Islands exempted company, is a wholly owned subsidiary of the Aspen Portfolio Strategy Fund. The investment objective of both the Aspen Fund Subsidiary and the Aspen Portfolio Subsidiary (collectively the “Subsidiaries”) is designed to enhance the ability of the Funds to obtain exposure to equities, financial, currency and commodities markets consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiaries are subject to substantially the same investment policies and investment restrictions as the Funds. The Subsidiaries act as an investment vehicle for the Funds in order to effect certain commodity-related investments on behalf of the Funds. Investments in the Subsidiaries are expected to provide the Funds with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS revenue rulings, as discussed below under “Federal Income Taxes”. The Funds are the sole shareholder of the Subsidiaries pursuant to a subscription agreement dated as of August 2, 2011 for the Aspen Fund Subsidiary and December 16, 2016 for the Aspen Portfolio Subsidiary and it is intended that each Fund will remain the sole shareholder and will continue to control the Subsidiaries. Under the Articles of Association of the Subsidiaries, shares issued by the Subsidiaries confers upon a shareholder the right to wholly own and vote at general meetings of the Subsidiaries and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiaries. Each Fund may invest up to 25% of their total assets in shares of the Subsidiaries. All investments held by the Subsidiaries are disclosed in the accounts of each Fund. As a wholly owned subsidiary of the Funds, all assets and liabilities, income and expenses of the Subsidiaries are consolidated in the financial statements and financial highlights of the Funds. All investments held by the Subsidiaries are disclosed in the accounts of the Funds. As of April 30, 2018, net assets of the Aspen Managed Futures Strategy Fund were $88,786,960, of which net assets of $15,592,443 or 17.56%, represented the Fund’s ownership of all issued shares and voting rights of the Aspen Fund Subsidiary. As of April 30, 2018, net assets of the Aspen Portfolio Strategy Fund were $50,262,132, of which $1,535,385 or 3.05%, represented the Fund's ownership of all issued shares and voting rights of the Aspen Portfolio Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds and Subsidiaries in preparation of the financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security.

Annual Report | April 30, 2018	23

Aspen Funds	Notes to Consolidated Financial Statements

April 30, 2018

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity.

Forward currency exchange contracts have a fair value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

Investment securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

When such prices or quotations are not available, or when Aspen Partners, Ltd. (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in their entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

24

Aspen Funds	Notes to Consolidated Financial Statements

April 30, 2018

The following is a summary of each input used to value the Funds as of April 30, 2018:

Aspen Managed Futures Strategy Fund

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Short Term Investments
Money Market Fund	7,721,143	–	–	7,721,143
U.S. Treasury Bills	–	74,278,197	–	74,278,197
TOTAL	$7,721,143	$74,278,197	$–	$81,999,340
Other Financial Instruments
Assets:
Futures Contracts
Commodity Contracts	$119,102	$–	$–	$119,102
Equity Contracts	326,075	–	–	326,075
Foreign Currency Contracts	468,032	–	–	468,032
Liabilities:
Futures Contracts
Commodity Contracts	(294,633)	–	–	(294,633)
Equity Contracts	(97,444)	–	–	(97,444)
Foreign Currency Contracts	(467,404)	–	–	(467,404)
Interest Rate Contracts	(332,952)	–	–	(332,952)
TOTAL	$(279,224)	$–	$–	$(279,224)

Aspen Portfolio Strategy Fund

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds	$39,795,140	$–	$–	$39,795,140
Short Term Investments	6,285,392	–	–	6,285,392
TOTAL	$46,080,532	$–	$–	$46,080,532
Other Financial Instruments
Assets:
Futures Contracts
Commodity Contracts	$135,502	$–	$–	$135,502
Equity Contracts	243,022	–	–	243,022
Foreign Currency Contracts	24,078	–	–	24,078
Liabilities:
Futures Contracts
Commodity Contracts	(206,744)	–	–	(206,744)
Equity Contracts	(415,923)	–	–	(415,923)
Foreign Currency Contracts	(195,169)	–	–	(195,169)
Interest Rate Contracts	(217,288)	–	–	(217,288)
TOTAL	$(632,522)	$–	$–	$(632,522)

The Funds recognize transfers between levels as of the end of the period. For the year ended April 30, 2018, the Funds did not have any transfers between Level 1 and Level 2 securities. For the year ended April 30, 2018, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Annual Report | April 30, 2018	25

Aspen Funds	Notes to Consolidated Financial Statements

April 30, 2018

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to their average daily net assets.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses: Some expenses of the Trust can be directly attributed to each of the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a class of shares of the Funds, including distribution fees (Rule 12b-1 fees) and shareholder servicing fees, are charged directly to that share class. All expenses of the Funds, other than class specific expenses, are allocated daily to each class in proportion to their average daily net assets.

Offering Costs: Offering costs, including costs of printing initial prospectuses, legal and registration fees, are being amortized over twelve months from the inception date of the Aspen Portfolio Strategy Fund. Amounts amortized during the period ended April 30, 2018 for the Aspen Portfolio Strategy Fund are shown on the Statements of Operations. As of April 30, 2018, the offering costs have been fully amortized for the Aspen Portfolio Strategy Fund.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on distributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year or period ended April 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Funds normally pay dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Funds receive from their investments, including short term capital gains. Long term capital gains distributions are derived from gains realized when the Funds sell a security it has owned for more than a year. The Funds may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Funds to avoid or reduce taxes.

26

Aspen Funds	Notes to Consolidated Financial Statements

April 30, 2018

3. DERIVATIVE INSTRUMENTS

The Funds use derivatives (including futures) to pursue their investment objective. The Funds’ use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks may include (i) the risk that the counterparty to a derivative transaction may not fulfill their contractual obligations, (ii) risk of mispricing or improper valuation, and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Funds to lose more than the principal amount invested. In addition, investments in derivatives involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Funds.

The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

In addition, use of derivatives may increase or decrease exposure to the following risk factors:

●	Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

●	Interest Rate Risk: When the Funds invest in fixed-income securities or derivatives, the value of an investment in the Funds will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed-income securities or derivatives owned by the Funds. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay their obligation early, reducing the amount of interest payments).

●	Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country may interfere with international transactions in its currency. Counterparty credit risk arises when the counterparty will not fulfill its obligations to the Funds. Short sale risk arises from the sale of a security that is not owned, or any sale that is completed by the delivery of a security borrowed.

●	Commodity Risk: Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors, as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Futures: The Funds and the Subsidiaries may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date. When the Funds or the Subsidiaries enter into a futures contract, it is required to deposit with (or for the benefit of) their broker an amount of cash or short-term high-quality securities as “initial margin”. The margin requirements are set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Funds upon termination of the contract, assuming all contractual obligations have been satisfied. As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin”, are made or received by the Funds or the Subsidiaries each day, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by the Funds. Variation margin does not represent a borrowing or loan by the Funds but is instead a settlement between the Funds and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. When the Funds or the Subsidiaries enter into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Funds’ or the Subsidiaries’ ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates. Futures contracts are exchange-traded. Exchange-traded futures are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risk to the Funds and the Subsidiaries are reduced. With exchange traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as a counterparty to all exchange traded futures, guarantees the futures against default.

Annual Report | April 30, 2018	27

Aspen Funds	Notes to Consolidated Financial Statements

April 30, 2018

Consolidated Statements of Assets and Liabilities - Fair Value of Derivative Instruments as of April 30, 2018:

Risk Exposure	Asset Derivatives Statements of Assets and Liabilities Location	Fair Value	Liabilities Derivatives Statements of Assets and Liabilities Location	Fair Value
Aspen Managed Futures Strategy Fund
Futures Contracts	Unrealized appreciation on futures contracts(a)	$913,209	Unrealized depreciation on futures contracts(a)	$1,192,433
		$913,209		$1,192,433

	Risk Exposure to Fund
	Commodity Contracts	$119,102		$294,633
	Equity Contracts	326,075		97,444
	Foreign Currency Contracts	468,032		467,404
	Interest Rate Contracts	–		332,952
		$913,209		$1,192,433
Aspen Portfolio Strategy Fund
Futures Contracts	Unrealized appreciation on futures contracts(a)	$402,602	Unrealized depreciation on futures contracts(a)	$1,035,124
		$402,602		$1,035,124

	Risk Exposure to Fund
	Commodity Contracts	$135,502		$206,744
	Equity Contracts	243,022		415,923
	Foreign Currency Contracts	24,078		195,169
	Interest Rate Contracts	–		217,288
		$402,602		$1,035,124

(a)	Represents cumulative appreciation/(depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s net variation margin is reported within the Consolidated Statements of Assets and Liabilities.

28

Aspen Funds	Notes to Consolidated Financial Statements

April 30, 2018

Consolidated Statements of Operations - The effect of Derivative Instruments for the year ended April 30, 2018:

Derivatives Instruments	Location of Gain/(Loss) on Derivatives Statements of Operations	Realized Gain/(Loss) on Derivatives Statements of Operations	Change in Unrealized Appreciation/(Depreciation) on Derivatives Statements of Operations
Aspen Managed Futures Strategy Fund
Futures Contracts	Net realized loss on futures contracts/Net change in unrealized appreciation/ (depreciation) on futures contracts	$(4,914,905)	$2,236,408
		$(4,914,905)	$2,236,408

	Risk Exposure to Fund
	Commodity Contracts	$(2,827,167)	$327,515
	Equity Contracts	966,831	(74,509)
	Foreign Currency Contracts	(2,076,857)	2,272,251
	Interest Rate Contracts	(977,712)	(288,849)
		$(4,914,905)	$2,236,408

Aspen Portfolio Strategy Fund
Futures Contracts	Net realized loss on futures contracts/Net change in unrealized appreciation/ (depreciation) on futures contracts	$(22,118)	$(651,297)
		$(22,118)	$(651,297)

	Risk Exposure to Fund
	Commodity Contracts	$(702,818)	$14,398
	Equity Contracts	1,053,381	(232,150)
	Foreign Currency Contracts	(253,536)	(226,384)
	Interest Rate Contracts	(119,145)	(207,161)
		$(22,118)	$(651,297)

The average notional value of futures contracts, net of both long and short positions, held by the Aspen Managed Futures Strategy Fund and the Aspen Portfolio Strategy Fund during the year was $29,973,759 and $23,134,301, respectively.

4. TAX BASIS INFORMATION

Reclassifications: Reclassifications to paid-in capital relate primarily to differing book/tax treatment of foreign currency transactions, net operating losses, income from a controlled foreign corporation, and non-deductible expenses. For the year ended April 30, 2018, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Aspen Managed Futures Strategy Fund	$(3,966,612)	$885,178	$3,081,434
Aspen Portfolio Strategy Fund	(803,018)	131,725	671,293

Included in those amounts reclassified was a net operating loss offset to Paid-in capital for the Aspen Managed Futures Strategy Fund in the amount of $1,225,358.

Annual Report | April 30, 2018	29

Aspen Funds	Notes to Consolidated Financial Statements

April 30, 2018

Tax Basis of Investments: As of April 30, 2018, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation for Federal tax purposes was as follows:

	Cost of Investments	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation on Futures Contracts and Foreign Currencies	Net Appreciation/ (Depreciation) on Investments
Aspen Managed Futures Strategy Fund	$82,082,859	$1,016,483	$(1,276,857)	$13,295	$(247,079)
Aspen Portfolio Strategy Fund	41,778,106	5,265,728	(1,035,564)	(1,897)	4,228,267

Components of Distributable Earnings: At April 30, 2018, components of distributable earnings were on a tax basis as follows:

	Aspen Managed Futures Strategy Fund	Aspen Portfolio Strategy Fund
Accumulated net capital losses	(27,278,429)	(1,403,767)
Net unrealized appreciation/(depreciation)	(247,079)	4,228,267
Other cumulative effect of timing differences	(367,562)	(24,568)
Total distributable earnings	$(27,893,070)	$2,799,932

Capital Losses: As of April 30, 2018, the Funds have available for Federal income tax purposes unused capital losses that may be used to offset future realized capital gains. The Aspen Managed Futures Strategy Fund had $10,342,876 in short-term losses and $15,489,191 in long-term losses that will be carried forward indefinitely to offset future realized gains.

The Aspen Managed Futures Strategy Fund and the Aspen Portfolio Strategy Fund elect to defer $1,446,362 and $1,403,767, respectively, to the period ending April 30, 2019, capital losses recognized during the period November 1, 2017 to April 30, 2018.

Ordinary Losses: As of April 30, 2018, Aspen Managed Futures Strategy Fund and the Aspen Portfolio Strategy Fund elected to defer to the period ending April 30, 2019, late year ordinary losses in the amount of $367,562 and $24,568, respectively.

Tax Basis of Distributions to Shareholders: Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid during the year ending April 30, 2018 were as follows:

	Ordinary Income	Long-Term Capital Gain
Aspen Managed Futures Strategy Fund	$–	$–
Aspen Portfolio Strategy Fund	538,089	388,516

The tax character of distributions paid during the year ending April 30, 2017 were as follows:

	Ordinary Income	Long-Term Capital Gain
Aspen Managed Futures Strategy Fund	$2,217,954	$–
Aspen Portfolio Strategy Fund	–	–

30

Aspen Funds	Notes to Consolidated Financial Statements

April 30, 2018

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of each of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Fund shares redeemed within 30 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. The amount of redemption fees received during the period are presented in the Consolidated Statements of Changes in Net Assets.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. Pursuant to each Fund’s Investment Advisory Agreement, (the “Advisory Agreement”), the Aspen Managed Futures Strategy Fund will pay the Adviser an annual management fee of 0.75%, based on the Fund’s average daily net asset. The Aspen Portfolio Strategy Fund will pay the Adviser an annual management fee of 1.00%, based on the Fund’s average daily net assets. The management fee is paid on a monthly basis.

The Subsidiaries have each entered into a separate advisory agreement (collectively, the “Subsidiary Advisory Agreement”) with the Adviser for the management of each Subsidiary’s portfolio pursuant to which the Subsidiaries are obligated to pay the Adviser a management fee at the same rate that the Funds pay the Adviser for investment advisory services provided to the Funds. The Adviser has agreed to waive the advisory fee it receives from the Funds in an amount equal to the management fee paid by the Subsidiaries. This agreement may be terminated based on the terms of the Advisory Agreement. For the year ended April 30, 2018, this amount equaled $118,827 and $13,170 for Aspen Managed Futures Strategy Fund and the Aspen Portfolio Strategy Fund, respectively, and are disclosed in the Consolidated Statements of Operations. These waivers are not subject to reimbursement/recoupment.

The Adviser has contractually agreed to limit the Funds’ total annual fund operating expenses (exclusive of distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.55% of each of the Funds’ average daily net assets for each of Class A and Class I Shares. This agreement (the “Expense Agreement”) is in effect from September 1, 2017 through August 31, 2018 for the Aspen Managed Futures Strategy Fund. The prior Expense Agreement for the Aspen Managed Futures Strategy Fund was in effect from September 1, 2016 through August 31, 2017. The Expense Agreement for the Aspen Portfolio Strategy Fund is in effect from December 14, 2016 through August 31, 2018. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Funds’ expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Funds will not be obligated to pay any such fees and expenses more than three years after the date of the waiver or reimbursement. The Adviser may not discontinue or modify this waiver prior to August 31, 2018 without the approval by the Funds’ Board of Trustees.

As of April 30, 2018, the fee waivers/reimbursements and recoupments of past waived fees were as follows:

Fund	Fees Waived/Reimbursed By Advisor	Recoupment of Past Waived Fees By Advisor	Total
Aspen Managed Futures Strategy Fund - Class A	$–	$–	$–
Aspen Managed Futures Strategy Fund - Class I	–	–	–
Aspen Portfolio Strategy Fund - Class A	(3,450)	–	(3,450)
Aspen Portfolio Strategy Fund - Class I	(89,774)	–	(89,774)

As of April 30, 2018, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2019	Expires 2020	Expires 2021	Total
Aspen Managed Futures Strategy Fund
Class A	$–	$–	$–	$–
Class I	–	–	–	–
Aspen Portfolio Strategy Fund
Class A	–	8,063	3,450	11,513
Class I	–	61,839	89,774	151,613

Annual Report | April 30, 2018	31

Aspen Funds	Notes to Consolidated Financial Statements

April 30, 2018

Fund Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with its administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assist in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year or period ended April 30, 2018 are disclosed in the Consolidated Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year or period ended April 30, 2018 are disclosed in the Consolidated Statements of Operations.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the year or period ended April 30, 2018 are disclosed in the Consolidated Statements of Operations.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the for the year or period ended April 30, 2018 are disclosed in the Consolidated Statements of Operations.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of the Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

The Funds have adopted a plan of distribution for Class A shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan allows the Funds to use Class A assets to pay fees in connection with the distribution and marketing of Class A shares and/or the provision of shareholder services to Class A shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A shares as their funding medium and for related expenses. The recipients of such payments may include the Distributor, other affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Funds. The Plan permits the Funds to use their Class A assets to make total payments at an annual rate of up to 0.25% of the Funds’ average daily net assets attributable to their Class A shares. The expenses of the plan are reflected as distribution and service fees in the Consolidated Statements of Operations.

The Funds have adopted a shareholder service plan (a “Shareholder Services Plan”) for Class A shares. Under the Shareholder Services Plan the Funds are authorized to compensate certain financial intermediaries, including broker-dealers and the Funds’ affiliates, which may include the Distributor, Adviser and/or the transfer agent (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for Class A shares of the average daily net asset value of the Class A shares attributable to or held in the name of a Participating Organizations for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organizations. Any amount of such payment not paid to the Participating Organizations during the Funds’ fiscal year for such service activities shall be reimbursed to the Funds as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees on the Consolidated Statements of Operations. Fees recaptured pursuant to the Shareholder Services Plan for the year or period ended April 30, 2018 are included as an offset to distribution and service fees as disclosed in the Consolidated Statements of Operations.

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of the Funds. Transactions may be processed through the National Securities Clearing Corporation (“NSCC”) or similar systems or processed on a manual basis. These fees are paid by the Funds to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Funds converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Funds may increase. Fees paid by the Funds for the year or period ended April 30, 2018 are disclosed in the Consolidated Statements of Operations as Delegated Transfer Agent Equivalent Services.

32

Aspen Funds	Notes to Consolidated Financial Statements

April 30, 2018

Index Licensing Services

The Aspen Managed Futures Strategy Fund has adopted an Index Licensing Agreement and the Adviser pursuant to which the Fund pays the Adviser a monthly annualized licensing fee of 0.25%, based on the Fund’s average daily net assets for the right to use the Index in connection with the Fund. Fees paid by the Fund for the year ended April 30, 2018 are disclosed in the Consolidated Statement of Operations as Licensing fees.

7. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales (excluding short-term securities) of U.S. Government securities for the Aspen Managed Futures Strategy Fund and Exchange Traded Funds for the Aspen Portfolio Strategy Fund during the year ended April 30, 2018 were as follows:

Aspen Managed Futures Strategy Fund
Cost of Investments Purchased	$–
Proceeds from Investments Sold	$54,589,870
Aspen Portfolio Strategy Fund
Cost of Investments Purchased	$2,341,529
Proceeds from Investments Sold	$–

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | April 30, 2018	33

Aspen Funds	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Aspen Managed Futures Strategy Fund and subsidiary and Aspen Portfolio Strategy Fund and subsidiary (the “Funds”), two of the funds constituting the Financial Investors Trust, as of April 30, 2018; the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended for Aspen Managed Futures Strategy Fund and subsidiary; the related consolidated statement of operations for the year ended April 30, 2018, and the consolidated statements of changes in net assets and consolidated financial highlights for the year ended April 30, 2018, and for the period from December 28, 2016 (commencement of operations) through April 30, 2017 for Aspen Portfolio Strategy Fund and subsidiary; and the related notes.

In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of Aspen Managed Futures Strategy Fund and subsidiary as of April 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of Aspen Portfolio Strategy Fund and subsidiary as of April 30, 2018, and the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the year ended April 30, 2018 and for the period from December 28, 2016 (commencement of operations) through April 30, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
Denver, Colorado
June 26, 2018

We have served as the auditor of one or more investment companies advised by Aspen Partners, Ltd. since 2012.

34

Aspen Funds	Disclosure Regarding Approval of Fund Advisory Agreement

April 30, 2018 (Unaudited)

ASPEN MANAGED FUTURES STRATEGY FUND
ASPEN PORTFOLIO STRATEGY FUND

On December 12, 2017, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and the Adviser, in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Aspen Funds:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the Aspen Managed Futures Strategy Fund (the “Aspen Managed Futures Fund”) of 0.75% of the Fund’s daily net assets and on behalf of the Aspen Portfolio Strategy Fund (the “Aspen Portfolio Fund”) of 1.00% of the Fund’s daily net assets, to Aspen, in light of the extent and quality of the advisory services provided by Aspen to the Funds.

The Board received and considered information including a comparison of the Aspen Funds’ contractual and actual advisory fees and overall expenses with those of funds in the peer groups and universes of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rate for both classes of the Managed Futures Funds was below the median of the funds in the Data Provider peer group, the contractual advisory fee rate for Class A of Aspen Portfolio Fund was the same as the median of the funds in the Data Provider peer group, and the contractual advisory fee rate for Class I of the Aspen Portfolio Fund was below the median of the funds in the Data Provider peer group.

Total Expense Ratios: The Trustees further reviewed and considered the total expense ratio (after waivers) of 1.61% and 1.28% for the Aspen Managed Futures Fund’s Class A and Class I shares, respectively, and 1.95% and 1.55% for the Aspen Portfolio Fund’s Class A and Class I shares, respectively. The Trustees noted that for both classes of the Aspen Managed Futures Fund, the total expense ratio (after waivers) was below the Data Provider peer group median total expense ratio (after waivers), for Class A of the Aspen Portfolio Fund the total expense ratio (after waivers) was above the Data Provider peer group median total expense ratio (after waivers), and for Class I of the Aspen Portfolio Fund the total expense ratio (after waivers) was below the Data Provider peer group median total expense ratio (after waivers).

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Aspen Funds under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Aspen in its presentation, including its Form ADV.

The Trustees reviewed and considered Aspen’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Aspen and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by Aspen, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Aspen Funds.

The Trustees considered the background and experience of Aspen’s management in connection with the Aspen Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Aspen’s insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees reviewed performance information for the Aspen Funds. That review included a comparison of the Aspen Funds’ performance to the performance of a group of comparable funds selected by Data Provider. The Trustees noted the performance of each class of the Aspen Managed Futures Fund was below the respective Data Provider performance universe median for the three-month, one-year, three-year, and five-year periods ended December 31, 2017 and the performance of each class of the Aspen Portfolio Fund was above the respective Data Provider performance universe median for the three-month and one-year periods ended December 31, 2017. The Trustees also considered Aspen’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

Comparable Accounts: The Trustees noted Aspen’s statements that it did not offer either Aspen Fund’s strategy to other clients.

Profitability: The Trustees received and considered a retrospective and projected profitability analysis prepared by Aspen based on the fees payable under the Investment Advisory Agreement with respect to the Aspen Funds. The Trustees considered the profits, if any, anticipated to be realized by Aspen in connection with the operation of the Aspen Funds. The Board then reviewed Aspen’s audited consolidated financial statements and supplemental schedule for the years ended December 31, 2016 and 2015 in order to analyze the financial condition and stability and profitability of Aspen.

Annual Report | April 30, 2018	35

Aspen Funds	Disclosure Regarding Approval of Fund Advisory Agreement

April 30, 2018 (Unaudited)

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Aspen Funds will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Aspen from its relationship with the Aspen Funds, including whether soft dollar arrangements were used.

In renewing Aspen as the Aspen Funds’ investment adviser and renewing the Investment Advisory Agreement and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate for both classes of the Managed Futures Funds was below the median of the funds in the Data Provider peer group, the contractual advisory fee rate for Class A of Aspen Portfolio Fund was the same as the median of the funds in the Data Provider peer group, and the contractual advisory fee rate for Class I of the Aspen Portfolio Fund was below the median of the funds in the Data Provider peer group;
●	for both classes of the Aspen Managed Futures Fund, the total expense ratio (after waivers) was below the Data Provider peer group median total expense ratio (after waivers), for Class A of the Aspen Portfolio Fund the total expense ratio (after waivers) was above the Data Provider peer group median total expense ratio (after waivers), and for Class I of the Aspen Portfolio Fund the total expense ratio (after waivers) was below the Data Provider peer group median total expense ratio (after waivers);
●	the nature, extent and quality of services rendered by Aspen under the Investment Advisory Agreement with respect to the Aspen Funds were adequate;
●	the performance of each class of the Aspen Managed Futures Fund was below the respective Data Provider performance universe median for the three-month, one-year, three-year, and five-year periods ended December 31, 2017 and the performance of each class of the Aspen Portfolio Fund was above the respective Data Provider performance universe median for the three-month and one-year periods ended December 31, 2017;
●	there were no directly comparable accounts managed by Aspen for the Board to consider;
●	the profit, if any, realized by Aspen in connection with the operation of the Aspen Funds is not unreasonable to the Aspen Funds; and
●	there were no material economies of scale or other incidental benefits accruing to Aspen in connection with its relationship with the Aspen Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Aspen’s compensation for investment advisory services is consistent with the best interests of the Aspen Funds and their shareholders.

36

Aspen Funds	Additional Information

April 30, 2018 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 855-845-9444 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX INFORMATION (UNAUDITED)

The Funds designated the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2017:

	QDI	DRD
Aspen Managed Futures Strategy Fund	0.00%	0.00%
Aspen Portfolio Strategy Fund	0.00%	0.00%

In early 2018, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2017 via Form 1099. The Funds will notify shareholders in early 2019 of amounts paid to them by the Funds, if any, during the calendar year 2018.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Aspen Portfolio Strategy Fund designated $388,516 as long-term capital gain dividends.

Annual Report | April 30, 2018	37

Aspen Funds	Trustees and Officers

April 30, 2018 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-828-9909.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	32	Ms. Anstine is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	32	Mr. Deems is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (9 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

38

Aspen Funds	Trustees and Officers

April 30, 2018 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. He served as Director of University of Colorado Hospital from 2008 to 2016. He was from 1994 to 2007 a Regent of the University of Colorado.	32	Mr. Rutledge is a Trustee of Principal Real Estate Fund (1 fund), Clough Global Dividend and Income Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	32	None.

Annual Report | April 30, 2018	39

Aspen Funds	Trustees and Officers

April 30, 2018 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee and President	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) and ALPS Advisors, Inc. (“AAI”), and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	32	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All- Star Equity Fund (1 fund); Director of the Liberty All- Star Growth Fund, Inc. (1 fund); Trustee of ALPS ETF Trust (21 funds).

40

Aspen Funds	Trustees and Officers

April 30, 2018 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., ALPS Series Trust and Elevation ETF Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.
Karen S. Gilomen, 1970	Secretary	Ms. Gilomen was elected Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.	Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of Clough Funds Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Elevation ETF Trust, Index Funds, Reality Shares ETF Trust and Reaves Utility Income Fund.
Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.
Alan Gattis, 1980	Assistant Treasurer	Mr. Gattis was elected Assistant Treasurer of the Trust at the September 13, 2016 meeting of the Board of Trustees.	Mr. Gattis joined ALPS in 2011 and is currently Vice President and Fund Controller of ALPS. Prior to joining ALPS, Mr. Gattis was an Auditor at Spicer Jeffries LLP (2009 through 2011) and an Auditor at PricewaterhouseCoopers LLP (2004 - 2009). Because of his position with ALPS, Mr. Gattis is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gattis is also Assistant Treasurer of ALPS Series Trust and Elevation ETF Trust.

Annual Report | April 30, 2018	41

Aspen Funds	Trustees and Officers

April 30, 2018 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of ALPS ETF Trust and Principal Real Estate Fund.
Jennifer Craig 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and ALPS Series Trust.
Sareena Khwaja-Dixon, 1980	Assistant Secretary	Ms. Khwaja-Dixon was elected Assistant Secretary of the Trust at the December 12, 2017 meeting of the Board of Trustees.	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc., and Assistant Secretary of Clough Funds Trust, Clough Dividend and Income Fund, Clough Global Opportunities Fund and Clough Global Equity Fund.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust (currently 32) and any other investment companies for which any Trustee serves as trustee for and which Aspen Partners, Ltd. provides investment advisory services (currently none).

42

Aspen Funds	Privacy Policy

April 30, 2018 (Unaudited)

Who We Are
Who is providing this notice?	Aspen Managed Futures Strategy Fund and Aspen Portfolio Strategy Fund.
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you
● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?	Federal law gives you the right to limit only
● sharing for affiliates’ everyday business purposes – information about your creditworthiness ● affiliates from using your information to market to you ● sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
● The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
● The Funds do not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report | April 30, 2018	43

Aspen Funds	Privacy Policy

April 30, 2018 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number and account transactions ● Account balances and transaction history ● Wire transfer instructions
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share:	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

44

This material must be accompanied or preceded by the prospectus.

THE DISCIPLINED GROWTH INVESTORS

FUND

2018

THE DISCIPLINED GROWTH INVESTORS

FUND

ANNUAL REPORT

PHONE: 855.344.3863 • FAX: 866.205.1499 • PO BOX 275 • DENVER, CO 80201

APRIL 30, 2018 / DGIFUND.COM

ANNUAL REPORT

SHAREHOLDER LETTER	1
PERFORMANCE UPDATE	4
DISCLOSURE OF FUND EXPENSES	6
PORTFOLIO OF INVESTMENTS	7
STATEMENT OF ASSETS AND LIABILITIES	17
STATEMENT OF OPERATIONS	18
STATEMENTS OF CHANGES IN NET ASSETS	19
FINANCIAL HIGHLIGHTS	20
NOTES TO FINANCIAL STATEMENTS	22
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30
ADDITIONAL INFORMATION	31
SHAREHOLDER VOTING RESULTS	32
DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AGREEMENTS	33
TRUSTEES AND OFFICERS	36
PRIVACY POLICY	41

Disciplined Growth Investors’ goal is to communicate clearly and transparently with our clients and mutual fund shareholders. It is mutually beneficial when our shareholders understand how we invest, what we are currently thinking and forecasting, and the specific investment decisions we have made. Our views and opinions regarding the investment prospects of our portfolio holdings and the Fund are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for these forecasts and have confidence in our investment team’s views, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements as those including words such as “believe”, “expect”, “anticipate”, “forecast”, and similar statement. We cannot assure future performance. These forward-looking statements are made only as-of the date of this report. Following the publication of this report, we will not update any of the forward-looking statements included here.

This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

THE DISCIPLINED GROWTH INVESTORS FUND

APRIL 30, 2018	DGIFUND.COM

The Disciplined Growth Investors Fund	Shareholder Letter

April 30, 2018 (Unaudited)

Updates to The DGI Fund in 2017:

During 2017, we made changes intended to improve your experience as a shareholder. These changes touch everything from the quarterly statements you receive to the Fund’s minimum investment amount and forms; from how we communicate with you to how we promote the Fund to new investors. These are exciting first steps for us in making sure your service experience meets our standards.

Each quarter on your statements we will inform you of how we are doing, how your investment is doing, what you own in the Fund, and what investment decisions we made.

For both new and existing investors, we changed the initial investment minimum in the Fund to include a $100-per-month savings program (as an alternative to the $10,000 initial investment minimum). Along with this, we began updating the account applications and forms to make them easier to complete.

This past February, Disciplined Growth Investors, Inc. (“DGI”) instituted an annual shareholder conference call with our investment team. We will hold this call every year the Tuesday after the pro football championship game.

We also launched a new DGI Fund website using the same www.dgifund.com address. This new website supports our first promotional campaign for the Fund. We have advertisements on busses and billboards in the Minneapolis area. A few examples are below. The goal, along with online advertising, is to catch the attention of more investors like you.

If you live in or visit the Minneapolis area and see these ads, we would love to hear what you think of them.

Annual Report | April 30, 2018	1

The Disciplined Growth Investors Fund	Shareholder Letter

April 30, 2018 (Unaudited)

Fund Performance and Asset Mix:

The DGI Fund’s fiscal year ends on April 30th each year. For the 2017 fiscal year (5/1/17-4/30/18), The DGI Fund returned 9.75%.

During the fiscal year, The DGI Fund held 39 stocks that increased in value and 15 stocks that declined in value. The ten largest equity holdings accounted for 6.26% of the Fund’s total performance. Stocks in the Fund returned 15.42% while bonds returned 0.08%.*

Past performance is no guarantee of future results.

Stocks in The DGI Fund outperformed the S&P 500’s stocks, which increased 13.27% during the fiscal year. The Fund’s bond portfolio was essentially even through the year in a rising interest rate environment. With 70.2% stocks and 29.8% bonds and cash as of 4/30/18, we have positioned the Fund to reflect our view that the investment environment heavily favors stocks while maintaining an adequate allocation to bonds.

Portfolio Activity:

In the past twelve months, our investment team added six new stocks to The DGI Fund. We sold two holdings and three portfolio companies were acquired. New investments and sales for the first six months of the fiscal year were reported in the semiannual report (10/31/17). Our sole new addition since the semi-annual report we issued six months ago was Medidata solutions.

Medidata Solutions (MDSO) makes software that helps medical companies run official trials to test drugs and devices. We believe the company can become the industry-wide standard for trial planning and execution. After expanding their functionality, several large drug companies have adopted their platform, moving them towards the goal of being the de facto standard in the industry. This confirmation of our investment thesis, and an attractive expected return, caused us to make an initial purchase. Please note that this company is well known to our team because we have owned it for many years in another institutional investment portfolio for smaller companies.

Sincerely,

CFA -- Portfolio Manager

Disciplined Growth Investors, Inc.

*	Asset class-specific performance is before fees. The Fund’s single fee – the management fee – is paid from the Fund’s holding of cash. Total Fund net-of-fees performance is presented in this letter, later in this annual report, and is updated monthly on the Fund’s website, www.dgifund.com.

2	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Shareholder Letter

April 30, 2018 (Unaudited)

The views of Disciplined Growth Investors, Inc. and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Disciplined Growth Investors, Inc. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

Fred Martin is a registered representative of ALPS Distributors, Inc. CFA Institute Marks are trademarks owned by the CFA Institute.

Annual Report | April 30, 2018	3

The Disciplined Growth Investors Fund	Performance Update

April 30, 2018 (Unaudited)

Annualized Total Return Performance (for the period ended April 30, 2018)

	6 month	YTD	1 Year	3 Year	5 Year	Since Inception*
Disciplined Growth Investors Fund	4.31%	0.20%	9.75%	7.31%	9.92%	12.04%
S&P 500® Total Return Index(1)	3.82%	-0.38%	13.27%	10.57%	12.96%	15.21%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1.855.DGI.FUND.

The table does not reflect the deductions of taxes a shareholder would pay on Fund distributions or redemptions of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Fund Inception date of August 12, 2011.

(1)	The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

4	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Performance Update

April 30, 2018 (Unaudited)

Growth of $10,000 Investment in the Fund (for the period ended April 30, 2018)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Sector Allocation

(as a % of Net Assets)*

Technology	31.13%
Consumer Discretionary	15.58%
Health Care	12.40%
Industrials	7.39%
Financials	0.72%
Energy	1.94%
Closed End Funds	1.01%
Corporate Bonds	20.81%
Foreign Government Bonds	0.40%
Government & Agency Obligations	3.76%
Short Term Investments	4.63%
Other Assets in Excess of Liabilities	0.23%

Top Ten Holdings

(as a % of Net Assets)*

Edwards Lifesciences Corp.	4.26%
U.S. Treasury Note	3.41%
United States Treasury Bill	3.39%
Intuit, Inc.	3.38%
TJX Cos., Inc.	3.24%
Autodesk, Inc.	3.16%
Align Technology, Inc.	3.13%
Intuitive Surgical, Inc.	3.04%
Middleby Corp.	2.71%
Open Text Corp.	2.49%
Top Ten Holdings	32.21%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2018	5

The Disciplined Growth Investors Fund	Disclosure of Fund Expenses

April 30, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2017 through April 30, 2018.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/2017	Ending Account Value 4/30/2018	Expense Ratio(a)	Expenses Paid During period 11/1/2017 - 4/30/2018(b)
Actual	$1,000.00	$1,043.10	0.78%	$3.95
Hypothetical (5% return before expenses)	$1,000.00	$1,020.93	0.78%	$3.91

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

6	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2018

	Shares	Value (Note 2)
CLOSED END FUNDS (1.01%)
Altaba, Inc. (a)	29,462	$2,064,697

TOTAL CLOSED END FUNDS
(Cost $1,085,903)		2,064,697

COMMON STOCKS (69.16%)
CONSUMER DISCRETIONARY (15.58%)
Apparel & Textile Products (1.40%)
Ralph Lauren Corp.	13,193	1,449,251
Under Armour, Inc., Class A(a)	79,050	1,403,928
		2,853,179

Automotive (2.14%)
Gentex Corp.	140,450	3,193,833
Gentherm, Inc. (a)	34,825	1,177,085
		4,370,918

Gaming, Lodging & Restaurants (2.37%)
Cheesecake Factory, Inc.	21,687	1,126,640
Royal Caribbean Cruises, Ltd.	34,312	3,712,215
		4,838,855

Leisure (0.29%)
TripAdvisor, Inc. (a)	15,612	584,201

Passenger Transportation (1.38%)
JetBlue Airways Corp. (a)	147,000	2,820,930

Retail - Consumer Discretionary (8.00%)
Ethan Allen Interiors, Inc.	65,381	1,441,651
L Brands, Inc.	65,602	2,290,166
Nordstrom, Inc.	48,325	2,443,312
Select Comfort Corp. (a)	82,848	2,347,912
TJX Cos., Inc.	77,925	6,611,936
Urban Outfitters, Inc. (a)	29,550	1,189,979
		16,324,956

TOTAL CONSUMER DISCRETIONARY		31,793,039

Annual Report | April 30, 2018	7

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2018

	Shares	Value (Note 2)
ENERGY (1.94%)
Oil, Gas & Coal (1.94%)
Core Laboratories NV	10,862	$1,330,052
Southwestern Energy Co. (a)	446,693	1,831,441
Ultra Petroleum Corp. (a)(b)(c)	19,213	41,846
Ultra Petroleum Corp. (a)	314,490	761,066
		3,964,405

TOTAL ENERGY		3,964,405

FINANCIALS (0.72%)
Banks (0.72%)
TCF Financial Corp.	59,362	1,473,958

TOTAL FINANCIALS		1,473,958

HEALTH CARE (12.40%)
Medical Equipment & Devices (12.40%)
Align Technology, Inc. (a)	25,575	6,389,914
Edwards Lifesciences Corp. (a)	68,300	8,698,688
Intuitive Surgical, Inc. (a)	14,068	6,200,893
Myriad Genetics, Inc. (a)	39,537	1,118,502
Varian Medical Systems, Inc. (a)	25,100	2,901,309
		25,309,306

TOTAL HEALTH CARE		25,309,306

INDUSTRIALS (7.39%)
Electrical Equipment (0.65%)
Cognex Corp.	28,450	1,315,812

Machinery (3.64%)
Graco, Inc.	43,086	1,895,353
Middleby Corp. (a)	43,966	5,532,682
		7,428,035

Manufactured Goods (1.54%)
Proto Labs, Inc. (a)	26,375	3,142,581

Transportation & Logistics (1.56%)
Landstar System, Inc.	31,375	3,189,269

TOTAL INDUSTRIALS		15,075,697

8	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2018

	Shares	Value (Note 2)
TECHNOLOGY (31.13%)
Design, Manufacturing & Distribution (2.19%)
Plexus Corp. (a)	81,637	$4,476,973

Hardware (9.08%)
Dolby Laboratories, Inc., Class A	24,000	1,435,680
Garmin, Ltd.	48,850	2,866,030
Plantronics, Inc.	50,687	3,302,258
Seagate Technology PLC	71,687	4,149,960
Super Micro Computer, Inc. (a)	59,025	1,044,743
Ubiquiti Networks, Inc. (a)	52,137	3,715,283
ViaSat, Inc. (a)	31,381	2,007,756
		18,521,710

Semiconductors (3.32%)
Microchip Technology, Inc.	29,075	2,432,415
Power Integrations, Inc.	52,418	3,553,940
Synaptics, Inc. (a)	17,862	777,354
		6,763,709

Software (12.89%)
Akamai Technologies, Inc. (a)	52,762	3,780,397
Autodesk, Inc. (a)	51,212	6,447,591
Intuit, Inc.	37,287	6,890,265
Manhattan Associates, Inc. (a)	31,700	1,365,002
Open Text Corp.	144,099	5,091,018
RealPage, Inc. (a)	51,137	2,735,829
		26,310,102

Technology Services (3.65%)
FactSet Research Systems, Inc.	20,033	3,788,441
IHS Markit, Ltd. (a)	25,736	1,264,410
Medidata Solutions, Inc. (a)	17,271	1,232,458
Paychex, Inc.	19,337	1,171,242
		7,456,551

TOTAL TECHNOLOGY		63,529,045

TOTAL COMMON STOCKS
(Cost $92,189,489)		141,145,450

Annual Report | April 30, 2018	9

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2018

	Principal Amount	Value (Note 2)
CORPORATE BONDS (20.81%)
COMMUNICATIONS (1.25%)
Cable & Satellite (0.31%)
Comcast Corp.
3.375% 08/15/2025	$648,000	$629,742

Entertainment Content (0.31%)
CBS Corp.
4.000% 01/15/2026	647,000	634,537

Wireless Telecommunications Services (0.63%)
AT&T, Inc.
4.250% 03/01/2027	635,000	631,204
AT&T, Inc.
4.450% 04/01/2024	4,000	4,101
Verizon Communications, Inc.
4.125% 03/16/2027	645,000	644,742
		1,280,047
TOTAL COMMUNICATIONS		2,544,326
CONSUMER DISCRETIONARY (2.68%)
Airlines (0.31%)
Southwest Airlines Co.
3.000% 11/15/2026	685,000	643,585

Apparel & Textile Products (0.32%)
Cintas Corp.
3.700% 04/01/2027	660,000	648,729

Automobiles Manufacturing (0.64%)
Ford Motor Co.
4.346% 12/08/2026	640,000	628,509
General Motors Co.
4.875% 10/02/2023	650,000	670,462
		1,298,971
Restaurants (0.31%)
McDonald’s Corp.
6.300% 03/01/2038	507,000	638,095

Retail - Consumer Discretionary (1.10%)
Advance Auto Parts, Inc.
4.500% 12/01/2023	620,000	635,383
Advance Auto Parts, Inc.
5.750% 05/01/2020	3,000	3,137
Amazon.com, Inc.
5.200% 12/03/2025	885,000	979,696

10	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2018

	Principal Amount	Value (Note 2)
Retail - Consumer Discretionary (continued)
Lowe’s Cos., Inc.
2.500% 04/15/2026	$680,000	$622,530
		2,240,746
TOTAL CONSUMER DISCRETIONARY		5,470,126
CONSUMER STAPLES (0.98%)
Food & Beverage (0.30%)
Anheuser-Busch InBev Finance, Inc.
3.650% 02/01/2026	637,000	622,952

Mass Merchants (0.36%)
Costco Wholesale Corp.
2.750% 05/18/2024	760,000	735,440

Supermarkets & Pharmacies (0.32%)
CVS Health Corp.
5.000% 12/01/2024	620,000	651,526

TOTAL CONSUMER STAPLES		2,009,918
ENERGY (2.35%)
Exploration & Production (0.32%)
Conoco Funding Co.
7.250% 10/15/2031	496,000	649,040

Pipeline (2.03%)
Boardwalk Pipelines LP
5.950% 06/01/2026	602,000	645,875
Enbridge Energy Partners LP
5.875% 10/15/2025	573,000	625,901
Enbridge Energy Partners LP
4.200% 09/15/2021	4,000	4,036
Enterprise Products Operating LLC
3.350% 03/15/2023	647,000	640,685
MarkWest Energy Partners LP / MarkWest Energy Finance Corp.
4.500% 07/15/2023	507,000	511,362
ONEOK Partners LP
4.900% 03/15/2025	556,000	576,722
TransCanada PipeLines, Ltd.
7.250% 08/15/2038	415,000	552,865
Williams Partners LP
3.900% 01/15/2025	603,000	587,441
		4,144,887
TOTAL ENERGY		4,793,927

Annual Report | April 30, 2018	11

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2018

	Principal Amount	Value (Note 2)
FINANCIALS (4.05%)
Banks (0.31%)
Bank of America Corp., Series L
4.183% 11/25/2027	$655,000	$636,887

Consumer Finance (0.31%)
American Express Co.
3.625% 12/05/2024	638,000	625,608

Diversified Banks (1.24%)
Citigroup, Inc.
4.300% 11/20/2026	650,000	641,117
JPMorgan Chase & Co.
3.375% 05/01/2023	650,000	637,172
US Bancorp
3.100% 04/27/2026	669,000	629,620
Wells Fargo & Co., Series M
3.450% 02/13/2023	645,000	631,920
		2,539,829
Financial Services (1.27%)
Blackrock, Inc.
3.200% 03/15/2027	670,000	644,098
Morgan Stanley
2.750% 05/19/2022	695,000	674,429
National Rural Utilities Cooperative Finance Corp.
2.950% 02/07/2024	657,000	635,183
Northern Trust Corp.
3.950% 10/30/2025	626,000	639,599
		2,593,309
Life Insurance (0.31%)
Metlife, Inc.
3.600% 11/13/2025	639,000	625,687

Property & Casualty Insurance (0.31%)
American International Group, Inc.
3.750% 07/10/2025	639,000	626,403

Real Estate (0.30%)
Welltower, Inc.
4.250% 04/01/2026	632,000	624,249

TOTAL FINANCIALS		8,271,972

12	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2018

	Principal Amount	Value (Note 2)
HEALTH CARE (1.23%)
Managed Care (0.62%)
Anthem, Inc.
3.650% 12/01/2027	$656,000	$625,025
UnitedHealth Group, Inc.
3.750% 07/15/2025	632,000	631,918
		1,256,943
Pharmaceuticals (0.61%)
AbbVie, Inc.
3.600% 05/14/2025	639,000	620,901
Johnson & Johnson
5.850% 07/15/2038	497,000	633,836
		1,254,737
TOTAL HEALTH CARE		2,511,680
INDUSTRIALS (2.83%)
Aerospace & Defense (0.64%)
Lockheed Martin Corp.
3.100% 01/15/2023	680,000	672,599
Rockwell Collins, Inc.
3.500% 03/15/2027	670,000	636,834
		1,309,433
Commercial Services & Supplies (0.31%)
Waste Management, Inc.
3.150% 11/15/2027	680,000	638,935

Electrical Equipment Manufacturing (0.53%)
Emerson Electric Co.
5.000% 04/15/2019	1,000	1,022
General Electric Co.
5.875% 01/14/2038	535,000	608,028
Tyco Electronics Group SA
3.500% 02/03/2022	463,000	466,049
		1,075,099
Industrial Other (0.23%)
Fluor Corp.
3.375% 09/15/2021	469,000	468,659

Railroad (0.51%)
Burlington Northern Santa Fe LLC
4.700% 10/01/2019	1,000,000	1,025,593
Burlington Northern Santa Fe LLC
3.000% 03/15/2023	2,000	1,965
		1,027,558

Annual Report | April 30, 2018	13

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2018

	Principal Amount	Value (Note 2)
Transportation & Logistics (0.30%)
United Parcel Service, Inc.
6.200% 01/15/2038	$487,000	$617,736

Waste & Environmental Services & Equipment (0.31%)
Republic Services, Inc.
5.500% 09/15/2019	1,000	1,035
Republic Services, Inc.
3.375% 11/15/2027	670,000	633,823
		634,858
TOTAL INDUSTRIALS		5,772,278
TECHNOLOGY (0.26%)
Hardware (0.26%)
Corning, Inc.
6.625% 05/15/2019	502,000	521,125

TOTAL TECHNOLOGY		521,125
UTILITIES (5.18%)
Utilities (5.18%)
Ameren Illinois Co.
9.750% 11/15/2018	411,000	426,193
Arizona Public Service Co.
8.750% 03/01/2019	415,000	435,744
Baltimore Gas & Electric Co.
3.350% 07/01/2023	557,000	554,293
CenterPoint Energy Resources Corp.
4.500% 01/15/2021	346,000	355,297
CMS Energy Corp.
5.050% 03/15/2022	417,000	438,694
Consolidated Edison Co. of New York, Inc.
7.125% 12/01/2018	516,000	528,394
Dominion Energy, Inc., Series B
2.750% 09/15/2022	695,000	667,717
DTE Energy Co., Series C
3.500% 06/01/2024	645,000	631,434
Duke Energy Corp.
3.750% 04/15/2024	638,000	636,720
Edison International
2.400% 09/15/2022	565,000	536,260
Interstate Power & Light Co.
3.650% 09/01/2020	420,000	425,419
ITC Holdings Corp.
4.050% 07/01/2023	540,000	545,920
Jersey Central Power & Light Co.
7.350% 02/01/2019	521,000	537,447

14	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2018

	Principal Amount	Value (Note 2)
Utilities (continued)
Nevada Power Co.
7.125% 03/15/2019	$3,000	$3,111
Oncor Electric Delivery Co. LLC
7.000% 09/01/2022	460,000	524,555
PacifiCorp
5.650% 07/15/2018	17,000	17,109
PPL Capital Funding, Inc.
3.500% 12/01/2022	587,000	585,317
PSEG Power LLC
5.125% 04/15/2020	620,000	641,807
Puget Energy, Inc.
5.625% 07/15/2022	416,000	444,104
Sempra Energy
2.875% 10/01/2022	548,000	533,627
Southern Power Co., Series 15B
2.375% 06/01/2020	565,000	555,636
Wisconsin Electric Power Co.
3.100% 06/01/2025	558,000	539,844

TOTAL UTILITIES		10,564,642
TOTAL CORPORATE BONDS
(Cost $43,682,566)		42,459,994

FOREIGN GOVERNMENT BONDS (0.40%)
Province of Quebec Canada, Series NN
7.125% 02/09/2024	351,000	418,111

Corp Andina de Fomento
8.125% 06/04/2019	375,000	396,499

TOTAL FOREIGN GOVERNMENT BONDS
(Cost $823,085)		814,610

GOVERNMENT & AGENCY OBLIGATIONS (3.76%)
U.S. Treasury Note
1.500% 01/31/2019	7,000,000	6,964,453

U.S. Treasury Bond
1.500% 08/15/2026	689,000	616,144

Annual Report | April 30, 2018	15

The Disciplined Growth Investors Fund	Portfolio of Investments

April 30, 2018

	Principal Amount	Value (Note 2)
GOVERNMENT & AGENCY OBLIGATIONS (continued)
U.S. Treasury Bond
6.500% 11/15/2026	$77,000	$97,778

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $7,726,664)		7,678,375

	Yield		Shares	Value (Note 2)
SHORT TERM INVESTMENTS (4.63%)
MONEY MARKET FUND (1.24%)
Fidelity Institutional Money Market
Government Portfolio - Class I	1.58	%(d)	2,518,456	2,518,456

U.S. TREASURY BILLS (3.39%)
United States Treasury Bill, 12/06/2018	1.66	%(e)	7,000,000	6,922,498

TOTAL SHORT TERM INVESTMENTS
(Cost $9,447,373)				9,440,954

TOTAL INVESTMENTS (99.77%)
(Cost $154,955,080)				$203,604,080

Other Assets In Excess Of Liabilities (0.23%)				464,397

NET ASSETS (100.00%)				$204,068,477

(a)	Non-Income Producing Security.
(b)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See also footnote 2 to the financial statements for additional information.
(c)	Restricted security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933.
(d)	Represents the 7-day yield.
(e)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

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The Disciplined Growth Investors Fund	Statement of Assets and Liabilities

April 30, 2018

ASSETS
Investments, at value	$203,604,080
Receivable for shares sold	150,251
Dividends and interest receivable	533,192
Total assets	204,287,523

LIABILITIES
Payable for shares redeemed	87,750
Payable to adviser	131,296
Total liabilities	219,046
NET ASSETS	$204,068,477

NET ASSETS CONSIST OF
Paid-in capital (Note 5)	$154,586,428
Accumulated net investment income	76,473
Accumulated net realized gain	756,576
Net unrealized appreciation	48,649,000
NET ASSETS	$204,068,477

INVESTMENTS, AT COST	$154,955,080

PRICING OF SHARES
Net Asset Value, offering and redemption price per share	$19.12
Shares of beneficial interest outstanding	10,671,798

See Notes to Financial Statements.

Annual Report | April 30, 2018	17

The Disciplined Growth Investors Fund	Statement of Operations

For the Year Ended April 30, 2018
INVESTMENT INCOME
Dividends	$1,266,024
Foreign taxes withheld	(14,636)
Interest	1,369,530
Total investment income	2,620,918

EXPENSES
Investment advisory fees (Note 6)	1,441,119
Total expenses	1,441,119
NET INVESTMENT INCOME	1,179,799

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	5,798,256
Net increase from payment by affiliate (Note 6)	36,717
Net change in unrealized appreciation on investments	9,802,428
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	15,637,401
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,817,200

See Notes to Financial Statements.

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The Disciplined Growth Investors Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
OPERATIONS
Net investment income	$1,179,799	$702,109
Net realized gain	5,834,973	3,378,091
Net change in unrealized appreciation	9,802,428	15,325,356
Net increase in net assets resulting from operations	16,817,200	19,405,556

DISTRIBUTIONS (Note 3)
From net investment income	(1,134,526)	(707,562)
From net realized gains on investments	(6,984,215)	(415,680)
Net decrease in net assets from distributions	(8,118,741)	(1,123,242)

CAPITAL SHARE TRANSACTIONS (Note 5)
Proceeds from sales of shares	50,597,596	40,314,153
Issued to shareholders in reinvestment of distributions	8,084,564	1,115,854
Cost of shares redeemed, net of redemption fees	(23,086,274)	(19,795,072)
Net increase from capital share transactions	35,595,886	21,634,935

Net increase in net assets	44,294,345	39,917,249

NET ASSETS
Beginning of period	159,774,132	119,856,883
End of period*	$204,068,477	$159,774,132

*Including accumulated net investment income of:	$76,473	$30,658

OTHER INFORMATION
Share Transactions
Issued	2,685,263	2,352,037
Issued to shareholders in reinvestment of distributions	428,168	64,640
Redeemed	(1,218,824)	(1,149,715)
Net increase in share transactions	1,894,607	1,266,962

See Notes to Financial Statements.

Annual Report | April 30, 2018	19

The Disciplined Growth Investors Fund

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME FROM OPERATIONS
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

DISTRIBUTIONS
From net investment income
From net realized gain on investments
Total distributions

REDEMPTION FEES ADDED TO PAID-IN CAPITAL
INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)

RATIOS TO AVERAGE NET ASSETS
Expenses
Net investment income

PORTFOLIO TURNOVER RATE

(a)	Per share numbers have been calculated using the average shares method.

(b)	In 2018 the Fund’s total return consists of a voluntary reimbursement by the advisor for a realized investment loss. Excluding this item, total return would not have been impacted. (Note 6).

See Notes to Financial Statements.

20	1-855-DGI-FUND (344-3863) | www.DGIfund.com

Financial Highlights

For a share outstanding during the periods presented

For the Year Ended April 30, 2018		For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
$18.20		$15.96	$16.75	$15.02	$13.17

0.12		0.09	0.09	0.10	0.07
1.64		2.29	(0.44)	1.83	1.90
1.76		2.38	(0.35)	1.93	1.97

(0.12)		(0.09)	(0.10)	(0.09)	(0.07)
(0.72)		(0.05)	(0.34)	(0.11)	(0.05)
(0.84)		(0.14)	(0.44)	(0.20)	(0.12)

–		–	–	–	–
0.92		2.24	(0.79)	1.73	1.85
$19.12		$18.20	$15.96	$16.75	$15.02

9.75	%(b)	14.96%	(2.05%)	12.87%	15.02%

$204,068		$159,774	$119,857	$113,342	$86,741

0.78%		0.78%	0.78%	0.78%	0.78%
0.64%		0.50%	0.59%	0.61%	0.47%

18%		16%	13%	14%	10%

Annual Report | April 30, 2018	21

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2018

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes The Disciplined Growth Investors Fund (the “Fund”). The Fund seeks long-term capital growth and as a secondary objective, modest income with reasonable risk.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security. Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. Corporate Bonds, U.S. Government & Agency, and U.S. Treasury Bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade

22	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2018

data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

When such prices or quotations are not available, or when Disciplined Growth Investors, Inc. (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Annual Report | April 30, 2018	23

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2018

The following is a summary of each input used to value the Fund as of April 30, 2018:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed End Funds	$2,064,697	$–	$–	$2,064,697
Common Stocks
Consumer Discretionary	31,793,039	–	–	31,793,039
Energy	3,922,559	–	41,846	3,964,405
Financials	1,473,958	–	–	1,473,958
Health Care	25,309,306	–	–	25,309,306
Industrials	15,075,697	–	–	15,075,697
Technology	63,529,045	–	–	63,529,045
Corporate Bonds(a)	–	42,459,994	–	42,459,994
Foreign Government Bonds	–	814,610	–	814,610
Government & Agency
Obligations	–	7,678,375	–	7,678,375
Short Term Investments
Money Market Fund	2,518,456	–	–	2,518,456
U.S. Treasury Bills	–	6,922,498	–	6,922,498
TOTAL	$145,686,757	$57,875,477	$41,846	$203,604,080

(a)	For detailed descriptions of the underlying industries, see the accompanying Portfolio of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended April 30, 2018, the Fund did not have any transfers between Level 1 and Level 2 securities.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value	Balance as of 04/30/2017	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer in and/or (out) of Level 3	Balance as of 04/30/2018	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at 04/30/2018
Common Stocks	$193,667	$–	$–	$(151,821)	$–	$–	$–	$41,846	$(151,821)
Total	$193,667	$–	$–	$(151,821)	$–	$–	$–	$41,846	$(151,821)

Net change in unrealized appreciation/depreciation on Level 3 securities is included on the Statement of Operations under Net change in unrealized appreciation on investments.

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The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2018

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to the Fund are charged directly to the Fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Fund normally pays dividends, if any, quarterly and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Fund to avoid or reduce taxes.

3.  TAX BASIS INFORMATION

Reclassifications: As of April 30, 2018, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to minor differences between book and tax characterizations of paydown transactions.

The reclassifications as of April 30, 2018 were as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain/(Loss) on Investments
The Disciplined Growth Investors Fund	$–	$542	$(542)

Annual Report | April 30, 2018	25

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2018

Tax Basis of Investments: As of April 30, 2018, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

The Disciplined Growth Investors Fund
Gross appreciation (excess of value over tax cost)	$57,992,211
Gross depreciation (excess of tax cost over value)	(9,343,348)
Net unrealized appreciation	$48,648,863
Cost of investments for income tax purposes	$154,955,217

Components of Earnings: As of April 30, 2018, components of distributable earnings were as follows:

Undistributed ordinary income	$151,718
Accumulated capital gains	681,468
Net unrealized appreciation on investments	48,648,863
Total	$49,482,049

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the year ended April 30, 2018, were as follows:

	Ordinary Income	Long-Term Capital Gain
The Disciplined Growth Investors Fund	$1,182,759	$6,935,982

The tax character of distributions paid during the year ended April 30, 2017, were as follows:

	Ordinary Income	Long-Term Capital Gain
The Disciplined Growth Investors Fund	$833,014	$290,228

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The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2018

4.  SECURITIES TRANSACTIONS

During the year ended April 30, 2018, equity holdings, asset/mortgage backed securities, fixed income securities and U.S. Treasury Bonds were transferred in-kind into the Fund. The intent of the transfers was to save on equity transaction costs both for the new shareholders at the institution they transferred from and for the Fund on the addition of assets. The assets of four separate accounts were transferred-in-kind into the Fund in the amount of $19,146,064.

The cost of purchases and proceeds from sales of securities (excluding short-term securities, transfers-in-kind, and U.S. Government Obligations) during the year ended April 30, 2018, were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
The Disciplined Growth Investors Fund	$40,017,805	$30,673,311

Investment transactions in U.S. Government Obligations (excluding transfers-in-kind) during the year ended April 30, 2018 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
The Disciplined Growth Investors Fund	$6,974,883	$–

5.  SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares or make contributions to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Prior to September 1, 2015, shares redeemed within 90 days of purchase may have incurred a 2% short-term redemption fee deducted from the redemption amount. Effective September 1, 2015, the Fund no longer imposes redemption fees. For the year ended April 30, 2018, the Fund did not receive any redemption fees.

6.  MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.78% of the Fund’s average daily net assets. The management fee is paid on a monthly basis.

Annual Report | April 30, 2018	27

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2018

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, bookkeeping and pricing services, legal, audit and other services, except for interest expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Also included are Trustee fees which were $3,755 for the year ended April 30, 2018.

Payment from Affiliate

For the year ended April 30, 2018, the Fund was reimbursed $36,717 from the Advisor as a result of a trading error.

Fund Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Pursuant to an Administration Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. The Administrator is also reimbursed for certain out-of-pocket expenses. The administrative fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed for certain out-of-pocket expenses. The fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses. The fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund. The fee is included in the unitary management fee paid to the Adviser.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

28	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements

April 30, 2018

7.  INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | April 30, 2018	29

The Disciplined Growth Investors Fund	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Disciplined Growth Investors Fund (the “Fund”), one of the funds constituting the Financial Investors Trust, as of April 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of The Disciplined Growth Investors Fund of Financial Investors Trust as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 26, 2018

We have served as the auditor of one or more investment companies advised by Disciplined Growth Investors, Inc. since 2012.

30	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Additional Information

April 30, 2018 (Unaudited)

1.  FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2.  FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 855-DGI-Fund and (2) on the SEC’s website at http://www.sec.gov.

3.  TAX DESIGNATIONS

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2017:

Dividend Received Deduction	70.81%
Qualified Dividend Income	100.00%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Disciplined Growth Investors Fund designated $6,935,982 as long-term capital gain dividends.

In early 2018, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2017 via Form 1099. The Fund will notify shareholders in early 2019 of amounts paid to them by the Fund, if any, during the calendar year 2018.

Annual Report | April 30, 2018	31

The Disciplined Growth Investors Fund	Shareholder Voting Results

April 30, 2018 (Unaudited)

A Special Meeting of Shareholders of the Fund was held on February 12, 2018. Shareholders of record as of the close of business on December 26, 2017 voted to approve the following proposal:

Proposal: To approve a new Advisory Agreement among Financial Investors Trust, on behalf of the Fund, and Disciplined Growth Investors, Inc.

Shares Voted In Favor	Shares Voted Against or Abstentions
5,830,167	5,582

32	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2018 (Unaudited)

On December 12, 2017, the Trustees met in person to discuss, among other things, the approval of an interim investment advisory agreement (the “Interim Agreement”) and a new investment advisory agreement (the “New Agreement”), each between the Trust and the Adviser (collectively, the “Agreements”), in accordance with Section 15(c) of the 1940 Act.

In approving the Interim Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the DGI Fund:

Compensation: The compensation to be received under the Interim Agreement is the same compensation as is being received under the current investment advisory agreement between the Trust and the Adviser (the “Current Agreement”).

Nature, Extent, and Quality of the Services: The scope and quality of services under the Interim Agreement are the same as those under the Current Agreement.

Termination: The Interim Agreement includes a provision for termination by the Board or the DGI Fund’s shareholders upon not more than 10 calendar days’ written notice to DGI.

Terms and Conditions: The terms and conditions in the Interim Agreement are substantially the same as those in the Current Agreement, except for the effective and termination dates and the inclusion of specific provisions required by Rule 15a-4 of the 1940 Act.

In determining whether to recommend that DGI Fund shareholders approve the New Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the DGI Fund, but did not identify any single factor as all-important or controlling:

●	The assurances from DGI that the way the DGI Fund’s assets are managed will not change in any material manner, that the personnel who currently manage the Fund’s assets will continue to do so after the Transaction, and that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund;

●	The fact that the material terms of the New Agreement, including the fees payable by the DGI Fund, are substantively identical to the material terms of the Current Agreement;

●	The history, reputation, qualifications and background of DGI and its key personnel;

●	The fact that DGI Fund shareholders will not bear any costs relating to the Transaction, insofar as DGI and its affiliates thereof have agreed to pay such expenses, including proxy solicitation expenses;

●	Information provided by representatives of DGI regarding the anticipated impact of the Transaction; and

●	Other factors described in greater detail below.

In approving the Agreements, the Trustees, including the Independent Trustees, also considered the following factors with respect to the DGI Fund:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the DGI Fund, to DGI, of 0.78% of the Fund’s daily net assets, in light of the extent and quality of the advisory services to be provided by DGI to

Annual Report | April 30, 2018	33

The Disciplined Growth Investors Fund	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2018 (Unaudited)

the DGI Fund. The Trustees noted that the advisory fee is a “unitary” fee whereby DGI pays substantially all expenses of the DGI Fund from the advisory fee, including the cost of transfer agency, custody, fund administration, bookkeeping and pricing services, legal, audit and other services, except for interest expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Board received and considered information including a comparison of the DGI Fund’s contractual advisory fee rate with those of funds in the expense group and universe of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the DGI Fund’s contractual advisory fee rate was above the Data Provider peer group median, at least in part because of the additional scope of services under the unitary fee arrangement.

Total Expense Ratios: The Trustees noted that the total expense ratio was attributable entirely to the unitary fee payable to DGI. The Trustees further reviewed and considered that the DGI Fund’s total expense ratio of 0.78% was below the Data Provider peer group median.

Nature, Extent, and Quality of the Services: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to the DGI Fund under the Agreements, including potential changes as a result of the Transaction. The Trustees reviewed certain background materials supplied by DGI in its presentation, including its Form ADV.

The Trustees reviewed and considered DGI’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by DGI and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by DGI, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the DGI Fund.

The Trustees considered the background and experience of DGI’s management in connection with the DGI Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, DGI’s insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees reviewed performance information for the DGI Fund for the 3-month, 1-year, 3-year, 5-year, and since inception periods ended September 30, 2017. That review included a comparison of the DGI Fund’s performance to the performance of the group of comparable funds selected by the Data Provider. The Trustees noted that the performance of the DGI Fund was below the Data Provider universe median for the 3-month and 1-year periods, but top quartile for the 5-year period and top decile for the 3-year and since inception periods. The Trustees also considered DGI’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes.

34	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2018 (Unaudited)

Comparable Accounts: The Trustees noted certain information provided by DGI regarding fees charged to its other clients utilizing a strategy similar to that employed by the DGI Fund.

Profitability: The Trustees received and considered a retrospective and projected profitability analysis prepared by DGI based on the fees payable under the Agreements with respect to the DGI Fund. The Trustees considered the profits, if any, anticipated to be realized by DGI in connection with the operation of the Fund. The Board then reviewed DGI’s audited financial statements for the years ended December 31, 2016 and 2015 in order to analyze the financial condition and stability and profitability of DGI.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the DGI Fund will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by DGI from its relationship with the DGI Fund, including whether soft dollar arrangements were used.

In approving the Agreements and the fees charged under the Agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Agreements. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the DGI Fund’s contractual advisory fee rate was above the Data Provider peer group median;

●	the DGI Fund’s total expense ratio was below its Data Provider peer group median;

●	the nature, extent and quality of services rendered by DGI under the Agreements with respect to the DGI Fund would be adequate;

●	for the period ended September 30, 2017, the performance of the DGI Fund was below the Data Provider universe median for the 3-month and 1-year periods, but top quartile for the 5-year period and top decile for the 3-year and since inception periods;

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to DGI’ other clients employing a comparable strategy to the DGI Fund was not indicative of any unreasonableness with respect to the advisory fee payable by the Fund;

●	the profit, if any, realized by DGI in connection with the operation of the Fund is not unreasonable to the Fund; and

●	there were no material economies of scale or other incidental benefits accruing to DGI in connection with its relationship with the DGI Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that DGI’s compensation for investment advisory services is consistent with the best interests of the DGI Fund and its shareholders.

Annual Report | April 30, 2018	35

The Disciplined Growth Investors Fund	Trustees and Officers

April 30, 2018 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 877-421-5078.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	32	Ms. Anstine is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co- Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	32	Mr. Deems is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (9 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

36	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Trustees and Officers

April 30, 2018 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. He served as Director of University of Colorado Hospital from 2008 to 2016. He was from 1994 to 2007 a Regent of the University of Colorado.	32	Mr. Rutledge is a Trustee of Principal Real Estate Fund (1 fund), Clough Global Dividend and Income Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	32	None.

Annual Report | April 30, 2018	37

The Disciplined Growth Investors Fund	Trustees and Officers

April 30, 2018 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee and President	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) and ALPS Advisors, Inc. (“AAI”), and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	32	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund); Trustee of ALPS ETF Trust (21 funds).

38	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Trustees and Officers

April 30, 2018 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., ALPS Series Trust and Elevation ETF Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.
Karen S. Gilomen, 1970	Secretary	Ms. Gilomen was elected Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.	Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of Clough Funds Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Elevation ETF Trust, Index Funds, Reality Shares ETF Trust and Reaves Utility Income Fund.
Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.

Annual Report | April 30, 2018	39

The Disciplined Growth Investors Fund	Trustees and Officers

April 30, 2018 (Unaudited)

OFFICERS (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Alan Gattis, 1980	Assistant Treasurer	Mr. Gattis was elected Assistant Treasurer of the Trust at the September 13, 2016 meeting of the Board of Trustees	Mr. Gattis joined ALPS in 2011 and is currently Vice President and Fund Controller of ALPS. Prior to joining ALPS, Mr. Gattis was an Auditor at Spicer Jeffries LLP (2009 through 2011) and an Auditor at PricewaterhouseCoopers LLP (2004 - 2009). Because of his position with ALPS, Mr. Gattis is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gattis is also Assistant Treasurer of ALPS Series Trust and Elevation ETF Trust.
Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of ALPS ETF Trust and Principal Real Estate Fund.
Jennifer Craig, 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and ALPS Series Trust.
Sareena Khwaja-Dixon, 1980	Assistant Secretary	Ms. Khwaja-Dixon was elected Assistant Secretary of the Trust at the December 12, 2017 meeting of the Board of Trustees.	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc., and Assistant Secretary of Clough Funds Trust, Clough Dividend and Income Fund, Clough Global Opportunities Fund and Clough Global Equity Fund.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex includes all series of the Trust (currently 32) and any other investment companies for which any Trustee serves as trustee for and which Disciplined Growth Investors, Inc. provides investment advisory services (currently none).

40	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Privacy Policy

WHO WE ARE
Who is providing this notice?	The Disciplined Growth Investors Fund
WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes- information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund does not jointly market.

Annual Report | April 30, 2018	41

The Disciplined Growth Investors Fund	Privacy Policy

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●     Social Security number and account transactions

●     Account balances and transaction history

●     Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DOES THE FUND SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

42	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Privacy Policy

OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report | April 30, 2018	43

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

THE DISCIPLINED GROWTH INVESTORS FUND IS DISTRIBUTED BY ALPS DISTRIBUTORS, INC.

EMERALD MUTUAL FUNDS

DRIVEN BY RESEARCH

Emerald Growth Fund
Class A: HSPGX | Class C: HSPCX
Institutional Class: FGROX | Investor Class: FFGRX

Emerald Small Cap Value Fund
Class A: ELASX | Class C: ELCSX
Institutional Class: LSRYX | Investor Class: LSRIX

Emerald Insights Fund
Class A: EFCAX | Class C: EFCCX
Institutional Class: EFCIX | Investor Class: EFCNX

Emerald Banking and Finance Fund
Class A: HSSAX | Class C: HSSCX
Institutional Class: HSSIX | Investor Class: FFBFX

ANNUAL REPORT

April 30, 2018

Manager Commentary
Emerald Growth Fund	1
Emerald Small Cap Value Fund	6
Emerald Insights Fund	12
Emerald Banking and Finance Fund	16
Disclosure of Fund Expenses	22
Schedule of Investments
Emerald Growth Fund	24
Emerald Small Cap Value Fund	26
Emerald Insights Fund	28
Emerald Banking and Finance Fund	30
Statements of Assets and Liabilities	32
Statements of Operations	33
Statements of Changes in Net Assets
Emerald Growth Fund	34
Emerald Small Cap Value Fund	35
Emerald Insights Fund	37
Emerald Banking and Finance Fund	38
Financial Highlights
Emerald Growth Fund	40
Emerald Small Cap Value Fund	44
Emerald Insights Fund	48
Emerald Banking and Finance Fund	52
Notes to Financial Statements	56
Report of Independent Registered Public Accounting Firm	65
Disclosure Regarding Approval of Fund Advisory Agreements	66
Additional Information	68
Trustees & Officers	69
Privacy Policy	74

Emerald Growth Fund	Manager Commentary

April 30, 2018 (Unaudited)

April 30, 2018

Dear Shareholders:

Investment Results:

The performance of the Emerald Growth Fund’s Class A shares (without sales load), for the twelve months ended April 30, 2018, advanced by 19.06% outpacing the Russell 2000® Growth Index(1) which appreciated by 16.60%.

The last twelve months have been a tale of two parts. Calendar year 2017 was a record year for the S&P 500® Index(2). While the S&P 500® Index’s total return of 21.8% was certainly notable, it wasn’t the return that set records, it was the index’s seemingly unrelenting advance. In the process of hitting all-time highs 62 times during the course of the year (Source: https://www.marketwatch.com/story/sp-500-breaks-54-year-old-record-for-all-time-highs-notched-in-january-2018-01-23), the index recorded a positive return in each and every month of 2017, representing the first time in the history of the S&P 500® Index that this has occurred. The volatility of returns was similarly low with the worst drop from the peak of 2017 limited to just 2.8%. The driving force behind these consistent gains and low volatility were the collective combination of the broad-based synchronized acceleration in global economic growth, improving forward looking economic indicators and strong corporate profit recovery. The market backdrop however shifted dramatically entering 2018, and after a strong start to January with the S&P 500® Index advancing 7.5% in the first 18 days of trading, the S&P 500® Index over the proceeding weeks and months retraced, erasing early gains as uncertainty and volatility rose in tandem. While the absolute change in volatility has been dramatic, the factors driving the market’s volatility have varied from month to month with inverse volatility ETF’s, inflationary fears, Federal Reserve (Fed) concerns, the specter of a trade war with China, fears of peaking growth rates of both global economic and corporate earnings, a flattening yield curve, the surge in LIBOR (London Interbank Offered Rate) and the widening TED spread (the spread between 3-month LIBOR and 3-month Treasury Bill) all contributing to spiking volatility and the market’s rising wall of worry.

Despite all of the concerns that have gated market returns on year-to-date basis, the underlying fundamental factors that have driven the market over the last 12 months remain firmly intact. Domestic economic growth appears to be reaccelerating after a weaker than expected first quarter report and corporate earnings and outlooks have continued to demonstrate resounding strength. According to FactSet’s May 4, 2018 Earnings Insight report, the blended earnings growth for Q1 S&P 500 earnings per share currently stands at 24.2%, better than the 11.3% expected at the start of the quarter. The blended revenue growth rate is 8.5%. Of the 81% of S&P 500 companies that have now reported as of the May 4, 2018 FactSet Report for Q1, 78% have beaten consensus earnings expectations, better than the one-year average of 74% and above the 70% five-year average. In addition, 77% have surpassed consensus sales expectations, above the 70% one-year average and the 57% five-year average. While it is true that some of the benefit to year over year earnings growth is coming from tax reform (estimated 1000 bps contribution to earnings growth), revenue growth is exceeding expectations and meaningfully contributing to the upside relative to consensus expectations. Forward earnings guidance has been equally impressive. Bank of America Merrill Lynch, in a May 7, 2018 earnings update report indicated that guidance this earnings season has been stronger than expected with management guiding above consensus two times as much as below consensus, which represents the best monthly ratio since 2010. While we agree that the rate of corporate earnings growth is unlikely to accelerate beyond the 24% achieved during the first quarter, in our opinion the fact that revenue growth has accelerated sequentially and is tracking better than expectations is encouraging and supportive of ongoing strength.

This strong corporate earnings backdrop has been favorable for growth stocks which have demonstrated meaningful outperformance relative to their value counterparts. Small capitalization growth stocks as measured by the Russell 2000® Growth Index for the trailing 12-month period ended April 28, 2018 appreciated by 16.60% outpacing small capitalization value stocks as measured by Russell 2000® Value Index(3) which gained a more modest 11.54%.

Investment Analysis:

On a relative basis, the portfolio outpaced the benchmark for the trailing period as the positive contribution to return from stock selection within the financial services, technology, utilities, and healthcare sectors offset relative underperformance within the producer durables, consumer discretionary and materials sectors.

The financial services sector was the largest contributor to return for the trailing period as stock selection within the consumer lending, banking, and diversified financial services industries contributed to the relative outperformance.

The technology sector also contributed positively to return driven by a combination of the portfolio’s relative overweight position and stock selection within the electronics, communication technology, electronic entertainment, semiconductor, and telecommunications equipment industries. The portfolio also demonstrated relative outperformance within the utilities and healthcare sectors driven largely by stock selection within the telecommunications, biotechnology and healthcare services industries.

Annual Report | April 30, 2018	1

Emerald Growth Fund	Manager Commentary

April 30, 2018 (Unaudited)

Relative outperformance in the aforementioned was partially offset by relative underperformance within the producer durables, consumer discretionary and materials sectors. Performance within the producer durables sector was the most significant detractor to performance as challenging stock selection within the industrial machinery, air transport, trucking and construction industries offset relative outperformance within the aerospace industry.

Performance within the consumer discretionary and materials sectors also detracted from returns as the collective negative contribution from stock selection within the consumer services, restaurant, casinos and gambling, and glass industries weighed on relative performance.

Exiting April 2018, the portfolio held the largest active exposure to the financial services, energy, technology and utilities sectors. Thoughts on those sectors and other areas of notable opportunity/ portfolio exposure are highlighted below:

The portfolio has maintained its overweight to the financial services sector, with a notable overweight to the banking and consumer lending industries. Emerald continues to believe that the underlying fundamentals of small cap community bank stocks remain attractive and in fact begin to look more attractive when we add in the benefits from reduced corporate tax rates, possible regulatory relief, loan growth that outpaces that of their large cap brethren and continued rate increases from the Fed.

Specific to the technology sector, the portfolio is overweight the communications technology, electronics, computer technology and computer software and services industries. Software remains the portfolio’s largest absolute industry exposure with holdings focused on areas of secular growth such as enterprise security and vertical software. We believe that security spending will continue to be strong given the current fundamental backdrop, which includes a number of high profile attacks (i.e. Wannacry and Equifax) and the implementation of the new General Data Protection Regulation (GDPR) in Europe in 2018. Further, we see the potential for enterprise software spending to accelerate in 2018 in response to increased corporate profits, increased investment by the financial services industry (20% of technology spending), deregulation and better spending in Europe.

The portfolio also maintains an overweight position to the utilities sector. Within the utilities sector, Emerald continues to believe that adoption of unified communications among mid-market and enterprise customers is in the very early stages and that the segment will continue to expand, shifting market leadership from traditional telephony equipment providers to a new group of software/network centric companies.

The portfolio also holds a meaningful absolute weighting within the healthcare sector. The healthcare sector also remains an area of meaningful exposure within the portfolio, although the portfolio remains underweight relative to the benchmark. At the industry level, the biotechnology industry remains the largest aggregate exposure. Emerald remains optimistic regarding the ongoing opportunity within the biotechnology industry given the high-level of innovation and the substantive progress being witnessed in drug development amidst what continues to be a very accommodating FDA (46 new drugs were approved over the course of 2017). Further, Emerald also believes that the biotechnology industry could be a beneficiary if merger and acquisition activity accelerates during 2018.

Market Outlook:

As we look to the balance of calendar 2018, while the recent market narrative has been altered by the uncertainty related to global trade and peaking rates of global growth, the fundamental underpinnings of our optimism entering 2018 remain firmly intact. Global economic growth in aggregate remains strong and the earnings outlook has improved thanks to lower taxes and better top-line growth. As a result of rising earnings and more muted first quarter market returns, valuations across the equity universe have gotten more reasonable. All of these factors on a fundamental basis keep us highly encouraged.

While positive on the underlying fundamentals of the marketplace, we remain mindful of the growing list of uncertainties that have driven the acceleration in volatility year to date. Of these, trade tensions have moved to the top of the list as a trade war with China could have broad implications to growth and inflation. Although we are more inclined to expect a rational and potentially beneficial outcome to trade discussions, the markets daily handicapping of the vast array of potential outcomes is likely to keep volatility elevated. Further, we continue to monitor inflation, the direction of monetary policy, the shape of the yield curve(4), credit conditions, and the direction of the dollar. Geopolitical risk similarly remains elevated in our view as is domestic political/policy risk, particularly as it relates to the outcome of mid-term elections and the implications to U.S. congressional control. While the list of risks is long and evolving each of these issues independently has the potential to be disruptive to the market. That being said with all of these risks acknowledged, Emerald continues to believe that the improving global economic backdrop will be supportive of further positive revisions in forward earnings growth and market returns. Within this backdrop, we believe small capitalization stocks are particularly well positioned as we move through the balance of 2018.

2	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary

April 30, 2018 (Unaudited)

Top Contributors:	Top Detractors:
LendingTree, Inc.	Nutrisystem Inc.
Chegg Inc.	Spirit Airlines Inc.
Sarepta Therapeutics Inc.	Tile Shop Holdings Inc.
Ignyta Inc.	MicroStrategy Incorporated
Varonis Systems Inc.	Apogee Enterprises Inc.

Kenneth G. Mertz II, CFA	Stacey L. Sears	Joseph W. Garner
Chief Investment Officer	Portfolio Manager	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information. The Emerald Growth Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

(1)	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(2)	The S&P 500® Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

(3)	The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios (A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.) and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(4)	A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates, and it is also used to predict changes in economic output and growth.

Annual Report | April 30, 2018	3

Emerald Growth Fund	Manager Commentary

April 30, 2018 (Unaudited)

TOP TEN HOLDINGS
(as a % of Net Assets)*

Chegg, Inc.	2.44%
FCB Financial Holdings, Inc.	2.09%
KLX, Inc.	2.06%
Vonage Holdings Corp.	1.95%
Varonis Systems, Inc.	1.93%
EPAM Systems, Inc.	1.84%
LendingTree, Inc.	1.82%
Pacific Premier Bancorp, Inc.	1.65%
Cadence BanCorp	1.60%
Proofpoint, Inc.	1.56%
Top Ten Holdings	18.94%

INDUSTRY SECTOR ALLOCATION
(as a % of Net Assets)

Technology	21.59%
Health Care	17.67%
Consumer Discretionary	17.16%
Financial Services	16.23%
Producer Durables	12.08%
Materials & Processing	6.33%
Energy	3.38%
Utilities	3.36%
Consumer Staples	1.08%
Cash, Cash Equivalents, & Other Net Assets	1.12%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the period ended April 30, 2018)

	1 Year	3 Year	5 Year	10 Year	Since Inception(1)	Expense Ratio
						Gross(2)	Net(2)
Class A (NAV)	19.06%	10.00%	14.70%	12.01%	11.39%	1.08%	1.08%
Class A (MOP)	13.39%	8.23%	13.59%	11.46%	11.18%	1.08%	1.08%
Russell 2000® Growth Index†	16.60%	9.89%	13.07%	10.41%	8.48%
Class C (NAV)	18.29%	9.30%	13.96%	11.31%	6.42%	1.73%	1.73%
Class C (CDSC)	17.29%	9.30%	13.96%	11.31%	6.42%	1.73%	1.73%
Russell 2000® Growth Index†	16.60%	9.89%	13.07%	10.41%	5.43%
Investor Class	18.99%	9.94%	14.66%	–	12.09%	1.13%	1.13%
Russell 2000® Growth Index†	16.60%	9.89%	13.07%	–	10.96%
Institutional Class	19.41%	10.35%	15.06%	–	15.75%	0.77%	0.77%
Russell 2000® Growth Index†	16.60%	9.89%	13.07%	–	14.80%

Performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Growth Fund, a series of Forward Funds (as a result of a reorganization of the Forward Growth Fund into the Emerald Growth Fund).

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Dates - Class A: 10/01/1992, Class C: 07/01/2000, Class Institutional: 10/21/2008, Class Investor: 05/01/2011
(2)	Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2018 in amounts necessary to limit the Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.29%, 1.94%, 0.99% and 1.34% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2018, without the approval by the Fund’s Board of Trustees. Ratios as of the Prospectus dated August 31, 2017 and may differ from the ratios presented in the Financial Highlights.
†	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

4	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary

April 30, 2018 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended April 30, 2018)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Annual Report | April 30, 2018	5

Emerald Small Cap Value Fund	Manager Commentary

April 30, 2018 (Unaudited)

April 30, 2018

Dear Shareholders:

Investment Results:

The performance of the Emerald Small Cap Value Fund Investor Class, for the twelve months ended April 30, 2018, reflected a gain of 12.54% (without sales load) outperforming the Russell 2000® Value Index(1) (or “R2V”) which was up 6.53%.

After a strong performance in 2016 small cap value stocks lagged other U.S. domestic equity asset classes. During the past year, larger companies outperformed smaller ones, and growth beat value. Heading into 2017 our belief was that the Trump’s administration “America First” policies, coupled with the Federal Reserves’ interest rate hikes, would meaningfully favor small value companies domiciled in the U.S. However, this thesis did not yet come to fruition.

Volatility significantly increased from the benign environment we experienced in 2017. The VIX Index(2) rose from 9 to 39 and now stands in the mid-teens, which is below the VIX average of around 20, going back to 1990 according to Steven DeSanctis of Jefferies(3). In addition, an interesting reversal in Exchange Traded Funds (ETF) fund flows occurred during the first quarter of 2018, as large cap ETF flows went from +$18.6 billion to -$19 billion in the latter part of the quarter, and small caps experienced outflows of $4.3 billion by March 2, but saw inflows of $3.8 billion since. “This has been a driver behind the smallest of the small holding up well and not kind to active managers’ performance” according to Steven DeSanctis of Jefferies.

Investment Analysis:

The Emerald Small Cap Value Fund (without sales load) outperformed its benchmark for the 12-month period ended April 30, 2018. At the sector level, relative outperformance was driven by stock selection within the consumer discretionary, utilities and financial services sectors, and our relative underweight in consumer staples. Relative underperformance was experienced within the healthcare sector, driven by our underweight to the biotechnology industry. It is worth to mention that for the 12 month period ending on April 30, 2018, the Fund had no sector with a negative stock selection attribution.

The Fund’s outperformance in the financial services sector was due to strong stock selection within our bank holdings versus the benchmark. We are still overweight banks, as we believe that the underlying fundamentals of small cap community bank stocks remain attractive and in fact begin to look more attractive when we add in the potential benefits from reduced corporate tax rates, possible regulatory relief, loan growth that outpaces that of their large cap brethren and continued rate increases from the Fed. Our primary concern as we enter the second quarter of 2018 will be the cost of deposits. Funding pressures and deposit costs are growing for small cap community banks, but not as quickly as they are at larger institutions. We believe the ability of small cap community banks to lag deposit rates set by larger competitors should allow community banks to report additional net interest margin expansion over the next few years. We believe that banks with $10 billion in assets or less will produce further increases in margins, and coupled with a lower tax rate, can produce superior community bank returns.

Over the past year, we have increased our weight in the energy sector, and we also added new healthcare holdings to our portfolio. The Healthcare sector has performed well in the past 18 months within our R2V benchmark. Most of the outperformance came from the biotechnology industry, which is 3.1% of the R2V. We are actively looking to narrow our relative underweight to this group.

Market Outlook:

Despite higher volatility, more moderate domestic economic indicators, increased geopolitical risk, potential trade wars with adversaries and allies, Federal Reserve tapping on the breaks (rate hikes and balance sheet reduction), and a stock market that is only 6% away from its all-time high, we have not changed our outlook over the last quarter.

We are often asked: why do you believe small cap value will do well given recent underperformance relative to other domestic equity asset classes? And below, is our response.

While we still believe that the US business cycle is maturing, current market conditions are supportive of further growth and margin expansion in domestic companies. ISM Manufacturing and Non-Manufacturing PMIs have been strong, signaling rapid growth (www.instituteforsupplymanagement.org). NFIB Small Business Optimism Index has been at lofty levels since the 2016 election (www.nfib.com), the unemployment rate is at 3.9%, and the U6 underemployment rate fell to 7.8% (www.bls.gov) both lowest in over a decade and indicative of full employment. Small caps (who generally have more of their revenues generated in the U.S. vs. large caps) can benefit by pro-growth domestic policy such as the recently passed tax reform, ongoing deregulation, and an eventual sizable increase in infrastructure spending.

6	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Manager Commentary

April 30, 2018 (Unaudited)

As 2017 came to a close the price/earnings ratio of the average small-cap growth fund was 28.3, vs. 19.8 for the average small-cap value funds. The average price-to-book ratio of small-cap growth funds was 3.7, vs. 1.7 for small-cap value funds, according to Fidelity. These are some of the widest gaps in valuation that we have seen in some time.

Furthermore, an investor should note that, by nature, financial stocks, such as banks and insurance companies, represent a larger portion of the average value index than the average growth index (currently 40.9% in R2V vs. 10.5% in Russell 2000® Growth Index(4)). This oversize exposure can carry more market risk than growth stocks during recessions. For example, during The Great Depression, and more recently The Great Recession of 2007 and 2008, financial stocks experienced much larger losses in price than any other sector. We would argue that the underperformance that we have seen in value stocks since the Great Recession has been largely driven by the overweight to banks in the value indices and the perception that the low rate environment, increased regulatory environment and the slow growth economy would all be a negative for the earnings power at banks.

We believe that the set-up for banks over the next several years is positive given the tailwinds of a Fed that is raising rates, regulatory relief for the banks, reduced corporate taxes and a stronger growth economy. We also believe strongly in the long term historical outperformance of value and that such outperformance can continue over time.

Recently, Furey Research, performed an analysis on small cap performance during different inflation regimes(5). The study shows that when the inflation rate is between 2% - 4% and rising, small cap value outperformed small cap growth 63% of the time. In addition, the median relative outperformance in these inflation conditions was 400 bps. Bottom line, small cap value has tended to outperform in more normal inflation environments.

So, will we see a reversal soon? Will Value finally outperform Growth over a significant period of time? Only time will tell. However, regardless which index will do better for the rest of 2018, we feel confident in the current holdings in the small cap value portfolio.

Top Contributors:	Top Detractors:
Zagg, Inc.	Xperi Corp
Vonage Holdings Corp.	Jones Energy, Inc.
Mitel Networks Corporation	Tutor Perini Corporation
Microsemi Corporation	Gray Television, Inc.
ICF International, Inc.	Meritor, Inc.

Sincerely,

Ori Elan	Steven E. Russell, Esq.
Vice President	Vice President
Portfolio Manager	Portfolio Manager

Emerald Mutual Fund Advisers Trust

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Small Cap Value Fund is distributed by ALPS Distributors, Inc.

Annual Report | April 30, 2018	7

Emerald Small Cap Value Fund	Manager Commentary

April 30, 2018 (Unaudited)

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

(1)	The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios (A ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.) and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(2)	The CBOE Volatility Index, known by its ticker symbol VIX, is a popular measure of the stock market's expectation of volatility implied by S&P 500® Index options, calculated and published by the Chicago Board Options Exchange (CBOE). It is colloquially referred to as the fear index or the fear gauge.

(3)	Jefferies, JEF's SMID-Cap Performance Scorecard: A very eventful Q1 ends with small on top, 01 April, 2018

(4)	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(5)	Furey Research, Thoughts on Value performance in Inflationary environments, 28 March, 2018.

8	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Manager Commentary

April 30, 2018 (Unaudited)

TOP TEN HOLDINGS

(as a % of Net Assets)*

First Defiance Financial Corp.	2.07%
BofI Holding, Inc.	2.02%
Mitel Networks Corp.	1.98%
Meta Financial Group, Inc.	1.90%
Viad Corp.	1.79%
ICF International, Inc.	1.72%
Meritor, Inc.	1.59%
Invacare Corp.	1.58%
Koppers Holdings, Inc.	1.54%
Builders FirstSource, Inc.	1.49%
Top Ten Holdings	17.68%

INDUSTRY SECTOR ALLOCATION

(as a % of Net Assets)

Financial Services	46.42%
Consumer Discretionary	12.13%
Materials & Processing	10.88%
Technology	8.49%
Energy	7.07%
Producer Durables	6.06%
Health Care	3.76%
Utilities	1.23%
Cash, Cash Equivalents, & Other Net Assets	3.96%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the period ended April 30, 2018)(1),(2)

	1 Year	3 Years	5 Years	Since Inception(2)	Expense Ratio
					Gross(3)	Net(3)
Class A (NAV)	12.41%	10.52%	11.40%	13.12%	2.27%	1.36%
Class A (MOP)	7.08%	8.74%	10.33%	12.12%	2.27%	1.36%
Russell 2000® Value Index(4)	6.53%	9.27%	10.36%	12.28%
Class C (NAV)	11.63%	9.78%	10.67%	12.37%	2.71%	2.01%
Class C (CDSC)	11.00%	9.78%	10.67%	12.37%	2.71%	2.01%
Russell 2000® Value Index(4)	6.53%	9.27%	10.36%	12.28%
Investor Class	12.54%	10.68%	11.54%	13.27%	1.84%	1.26%
Russell 2000® Value Index(4)	6.53%	9.27%	10.36%	12.28%
Institutional Class	12.76%	10.88%	11.77%	13.49%	1.57%	1.01%
Russell 2000® Value Index(4)	6.53%	9.27%	10.36%	12.28%

Performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	As of June 26, 2015, the Emerald Small Cap Value Fund was reorganized as a successor to the Elessar Small Cap Value Fund (the Predecessor Fund), a series of Elessar Investment Trust. The performance shown for periods prior to June 26, 2015 reflects the performance of the Predecessor Fund's Institutional Class and Investor Class shares. The Predecessor Fund did not offer Class A or Class C shares. The performance shown for Class A and C shares prior to June 30, 2015 reflect the historical performance of the Predecessor Fund’s Institutional and Investor Shares since inception on October 15, 2012, calculated using the fees and expenses of Class A and C shares, respectively.

(2)	Commencement Dates - Class A: 06/30/2015, Class C: 06/30/2015, Class Institutional: 10/15/2012, Class Investor:10/15/2012

(3)	Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2018 in amounts necessary to limit the Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.35%, 2.00%, 1.00% and 1.25% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2018, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2017 and may differ from the ratios presented in the Financial Highlights.

Annual Report | April 30, 2018	9

Emerald Small Cap Value Fund	Manager Commentary

April 30, 2018 (Unaudited)

(4)	The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Important Risks

Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

10	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Manager Commentary

April 30, 2018 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended April 30, 2018)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Annual Report | April 30, 2018	11

Emerald Insights Fund	Manager Commentary

April 30, 2018 (Unaudited)

April 30, 2018

Dear Shareholders:

Investment Results:

The performance of the Emerald Insights Fund’s Class A shares (without the sales load), for the prior 12 months reflected a gain of 15.53%, trailing the Russell Midcap® Growth Index(1) benchmark of 16.87% by 1.34%. Performance for the period was driven by outperformance in technology, healthcare and energy; with underperformance in financial services and producer durables.

Investment Analysis:

The last quarter of the Fund’s year saw the markets cool considerably as investors grew fearful of possible labor inflation and spiking short term rates. Then concerns of a trade war, poor weather, and the combined impact on earnings, plus a potential inversion of the yield curve(2) further heightened investor angst. However, most domestic economic statistics remained strong: employment registered gains through the quarter and capacity utilization, Institute of Supply Management (ISM) indicators, Consumer Confidence, and Gross Domestic Product (GDP) all pointed toward moderate growth. The only real economic/monetary negatives were a deceleration in money supply growth, a continued ballooning of the Federal deficit and lackluster retail sales growth. For the Fund's fiscal year ended April 30, 2018, strong earnings and generally strong economic indicators drove stock prices higher, despite persistent concerns about high valuations and expected inflation.

As noted, the Insights Fund slightly underperformed for the prior twelve months, as the March/April market correction hurt growth company performance the most. Our modest pro-growth cyclical bent initiated during 2017 affected performance, as did stock specific issues with a few technology and healthcare holdings.

Market Outlook:

From a positioning perspective, we remain overweight Technology, Energy, and Materials, and are modestly overweight Healthcare. We continue to underweight Consumer Discretionary and Staples, as well as non-bank Financial Services and Industrials.

Market fundamentals remain strong, and, as noted above, have improved markedly on the valuation side due to the most recent market pullback. The Insights Fund portfolio remains similarly sized as the Midcap benchmark, with similar or lower valuation metrics, yet with better expected earnings growth and a lower debt/capital profile. This valuation disparity has persisted for at least the past year, but that positioning has not yet been rewarded. We continue to believe that growth in revenue and earnings drives stock prices and the market will identify and reward the best growth equities over time.

Given the valuation reset associated with the recent market pullback, as well as the likely reversion to the mean away from what we see as large, crowded, over-followed and owned, benchmark growth names, we are more optimistic about mid-cap equities than we have been in some time. That optimism notwithstanding, during the past quarter, we transitioned the Fund from a portfolio focused predominantly on opportunities in the mid-cap growth market segment to a more broadly diversified all-cap growth portfolio. This positioning will allow us to further leverage Emerald’s in-house research assets to take advantage of investment opportunities in both smaller and larger cap equities in addition to the mid-cap companies on which we have previously focused our efforts. In fact, we have added to our mid cap exposure in all of our all cap growth portfolios as we think the asset class is very advantaged from a risk/reward perspective at this time.

We continue to believe that Emerald’s fundamental, bottom-up research uniquely positions us to identify growth companies with strong management teams and competitive advantages not properly valued or researched by the Street and should provide an opportunity to produce attractive returns regardless of market capitalization.

Top Contributors:	Top Detractors:
IPG Photonics Corporation	LendingTree, Inc.
ServiceNow, Inc.	Spirit Airlines, Inc.
Chegg, Inc.	Foot Locker, Inc.
Sarepta Therapeutics, Inc.	Kroger Co.
Alnylam Pharmaceuticals, Inc	Dick's Sporting Goods, Inc.

David A. Volpe, CFA	Stephen L. Amsterdam	Joseph Hovorka
Deputy Chief Investment Officer	Associate Portfolio Manager	Associate Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

12	www.emeraldmutualfunds.com

Emerald Insights Fund	Manager Commentary

April 30, 2018 (Unaudited)

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Insights Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

(1)	The Russell MidCap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell MidCap Index companies with higher price-to-book ratios (A ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.) and higher forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(2)	A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates, and it is also used to predict changes in economic output and growth.

Annual Report | April 30, 2018	13

Emerald Insights Fund	Manager Commentary

April 30, 2018 (Unaudited)

TOP TEN HOLDINGS

(as a % of Net Assets)*

Amazon.com, Inc.	5.10%
Microsoft Corp.	4.73%
Chegg, Inc.	4.20%
Apple, Inc.	3.92%
Facebook, Inc.	2.99%
Alphabet, Inc.	2.71%
LendingTree, Inc.	2.26%
Varonis Systems, Inc.	1.57%
Vonage Holdings Corp.	1.56%
Extraction Oil & Gas, Inc.	1.27%
Top Ten Holdings	30.31%

INDUSTRY SECTOR ALLOCATION
(as a % of Net Assets)

Technology	29.05%
Consumer Discretionary	19.99%
Health Care	13.21%
Financial Services	9.85%
Producer Durables	8.65%
Materials & Processing	6.78%
Energy	6.26%
Consumer Staples	2.60%
Utilities	1.57%
Cash, Cash Equivalents, & Other Net Assets	2.04%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the period ended April 30, 2018)

	1 Year	3 Year	Since Inception(1)	Expense Ratio
				Gross(2)	Net(2)
Class A (NAV)	15.53%	6.03%	7.45%	2.10%	1.35%
Class A (MOP)	10.00%	4.32%	6.06%	2.10%	1.35%
Russell MidCap® Growth Index†	16.87%	9.08%	10.89%
Class C (NAV)	14.85%(3)	5.33%	6.72%	2.76%	2.00%
Class C (CDSC)	13.85%(3)	5.33%	6.72%	2.76%	2.00%
Russell MidCap® Growth Index†	16.87%	9.08%	10.89%
Investor Class	15.59%	5.99%	7.37%	2.16%	1.40%
Russell MidCap® Growth Index†	16.87%	9.08%	10.89%
Institutional Class	15.86%	6.32%	7.74%	1.80%	1.05%
Russell MidCap® Growth Index†	16.87%	9.08%	10.89%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Date – August 1, 2014.

(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2018 in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.35%, 2.00%, 1.05% and 1.40% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund's expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2018, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2017 and may differ from the ratios presented in the Financial Highlights.

(3)	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

†	The Russell MidCap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Important Risks

Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

14	www.emeraldmutualfunds.com

Emerald Insights Fund	Manager Commentary

April 30, 2018 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended April 30, 2018)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Annual Report | April 30, 2018	15

Emerald Banking and Finance Fund	Manager Commentary

April 30, 2018 (Unaudited)

April 30, 2018

Dear Shareholder:

Investment Results:

The Emerald Bank & Finance Fund – Class A outperformed the Russell 2000® Index(1) for the twelve months ended April 30, 2018, returning 13.57% vs. 11.54% for the Index. During the twelve months ended April 30, 2018, the Russell 2000® Financial Services Index(2) returned 5.97%; the SNL Small Cap U.S. Bank & Thrift Index(3) gained 7.30% versus a 13.27% gain delivered by the Standard & Poor’s 500 Index(4) and a gain of 6.53% for the Russell 2000® Value Index(5).

After years of post-crisis interventions we believe the central bank officials now have the economy largely where they want it. We view labor markets as strong. Wages are rising and inflation has reached the central bank’s 2% target but with no expectation of a breakout. The Federal Reserve (Fed), in a statement released after its May two day policy meeting, acknowledged the recent firming of inflation but signaled no plans to pick up the pace of rate increases in response. We believe Fed officials see 2% inflation as consistent with an economy with healthy demand for goods and services. Projections released after the Fed’s March meeting show that all 15 participants expected annual core inflation of at least 2% by 2020, and more than half of them see it rising to at least 2.1% in 2019 and staying there through 2020.

Fed officials voted in March 2018 to raise their benchmark rate to a range between 1.5% and 1.75%. At the May 2018 meeting the Fed voted unanimously to leave rates there for now. We believe the Fed now faces the difficulty of figuring out how to raise borrowing costs enough to prevent the economy from “overheating” but not so much that it tips the economy into a recession.

We believe that while the economy has performed in line with the Fed’s forecasts in 2018, there is great uncertainty as a result of the recent changes to corporate taxes, federal spending and trade policies and “the market” does not like uncertainty.

Investment Analysis:

According to S&P Global Research, community banks under $10 billion in assets posted strong first quarter 2018 results. The median net interest margin was 3.61% in the first quarter, up 9 basis points(6) from the year-ago quarter. Meanwhile, the median return on average assets increased to 1.07% from 0.09% and the median efficiency ratio dropped to 62.86% from 63.71%.

The largest banks in the analysis completed by S&P Global Research, those between $5 billion and $10 billion in assets, reported a median of 3.64%, up from 3.48% in the first quarter of 2017. Median Return on Assets (ROA) jumped 13 basis points to 1.14%, and the median efficiency ratio improved to 56.80% from 58.92%.

Additionally, S&P Global Research has indicated that community banks with less than $10 billion in assets generated median operating revenue growth of 10.9% year-over-year, compared to 8% in the year-ago quarter. The biggest banks in the analysis, those with $5 billion to $10 billion in assets, reported better results with a reported median of 11.1% operating revenue growth for the first quarter of 2018. Operating revenue at banks between $1 billion and $5 billion in assets however outperformed their larger peers with median growth of 11.7% year-over-year. The smallest banks in the analysis, those with less than $1 billion in assets, reported a median of 8.3% operating revenue growth year-over-year and a median efficiency ratio that improved marginally to 72.41% from 73.66% in the year-ago quarter. We believe the lower operating revenue growth and higher efficiency ratios highlight our opinion that banks below $1 billion in assets will find it difficult to sustain their independence and we will continue to see increased merger activity amongst these institutions.

Market Outlook:

We believe that the set-up for the next 12 months for the bank sector is the best we have had in some time. We believe that bank sector has several tailwinds that will improve the fundamentals for community banks over the next twelve months such as: lower corporate taxes, deregulation, rising loan yields and continued merger activity.

Bank merger and acquisition (M&A) activity remains robust and pricing is trending higher in 2018. Through the first four months of 2018, 83 deals were announced for a combined $6.13 billion and a median deal value-to-tangible book value (PTBV) ratio(7) of 180.2% according to S&P Global Research. Over the same time frame in 2017, 75 deals worth $11.19 billion were announced with a median value-to-tangible book value ratio of 158.6%. We believe that the smaller total combined deal value in 2018 is evidence of more deal activity taking place in the smaller community banks. We believe that the increased regulatory expenses will continue to weigh on the smaller community banks, sub $1 billion in assets, to remain independent despite the potential for increased loan yields as the Fed continues to raise rates.

On March 31st the Federal Reserve raised its benchmark interest rate for the sixth time in 3 years and signaled its intention to raise rates twice more in 2018, aiming for a Fed Funds target of 3.5% by 2020. LIBOR, the London Interbank Offered Rate, has risen even faster than the Fed Funds

16	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Manager Commentary

April 30, 2018 (Unaudited)

rate, up to 2.3% from just 0.3% 2-1/2 years ago. Rising LIBOR rates are a benefit to many of the banks in our portfolio as we tend to invest in community banks that have a focus on commercial lending. Quite often these commercial loans are priced off of LIBOR. Therefore, we believe that new loans coming on to the loan portfolio of our banks will have higher yields than the banks’ current loan portfolio yields.

However, there will be a time, very soon, where our banks will also experience higher deposit costs as a result of the rising Fed rates. We believe community banks will be able to offset some of the increase in deposit costs as earning asset yields expand. We believe that the increases in loan yields will continue to outpace the increase in deposit costs in 2018 allowing net interest margins to continue to rise.

As expected given the recent rate hikes, deposit costs are growing for community banks but not as quickly as they are at larger institutions. We believe the ability to lag deposit rates set by larger competitors should allow community banks to report additional net interest margin (NIM) expansion over the next few years.

Despite three rate hikes by the Federal Reserve in 2017, community banks’ funding costs have held fairly steady with the cost of interest bearing deposits rising modestly to 0.53% from 0.46% in 2016 according to S&P Global Research. Community banks recorded a deposit beta, which is the percentage of changes in rates the banks have passed on to their customers, of just 11% in 2017, well below the roughly 20% beta recorded by the entire banking industry. We believe community banks are capable of maintaining lower deposit betas than larger institutions because of their focus on “relationship” banking and superior service. Additionally, community banks are often in rural areas that are not heavily banked.

According to S&P Global Research, community banks are seeing the highest increase in deposit betas on retail CDs. Community banks’ betas on retail CDs rose to 19.1% in 2017 from 13.3% in 2016, but the metric actually declined on larger Jumbo CDs. A number of community banks have actively marketed CD specials at above market rates in an effort to lock in rates on terms extending several years thus allowing institutions to hold the cost on those accounts for several years. Betas on retail CDs eventually rose to nearly 60% during the last rate tightening cycle. While we are not predicting 60% betas, we do expect CD betas to continue to rise as banks put more of their excess liquidity to work and loan-to-deposit ratios rise.

Surprisingly, community banks actually decreased their reliance on interest bearing deposits in 2017, according to S&P Global Research, while the industry as a whole saw those balances grow. We believe community banks will see interest bearing deposits as a percentage of total deposits grow in 2018 as higher yielding products become more available to customers.

The third “tailwind” that we believe should benefit community banks over the next twelve months is the lower corporate tax rate. The majority of community banks were previously taxed at a rate that was higher than 40% and we believe the average tax rate for community banks will be in the low twenty percent range. While U.S. banks plan to share some of the windfall created by tax reform with their employees and customers, the industry stands to retain more than 75% of the savings. S&P Global Market Intelligence projects that a lower U.S. corporate tax rate will push the banking industry's earnings nearly 13% higher in 2018 than results would have been under the previous statutory tax rate.

Finally, we believe regulatory relief is on its way and while we do not believe there will be a reduction in regulatory expenses we do believe that the year-over-year growth in regulatory expenses will begin to wane. We believe the bank sector will see some regulatory relief by the end of the second quarter of 2018 in the form of the S.2155 (the Crapo bill) which should be received by investors as a positive for the banking sector. The Crapo bill, which is legislation that will raise Dodd-Frank’s $50 billion threshold, has passed the Senate and is awaiting a vote in the House. An agreement between House and Senate leadership to advance the Senate’s bank regulatory relief bill through the House was announced by Speaker Ryan that will allow the Senate bill to move through the House unaltered with Chairman Hensarling expected to push for additional bank regulatory rollback measures in future legislation to be taken up by the Senate.

Our focus remains on seeking companies capable of producing above average organic growth, relatively stable net interest margins, and improving earnings power aided by lower efficiency ratios, with potential for accretive mergers & acquisitions activity, as we deploy Emerald’s 10-Step research process to seek out companies in this market environment that is poised for the potential of higher short-term interest rates.

Annual Report | April 30, 2018	17

Emerald Banking and Finance Fund	Manager Commentary

April 30, 2018 (Unaudited)

Top Contributors:	Top Detractors:
LendingTree, Inc.	Franklin Financial Network, Inc.
SVB Financial Group	Home BancShares, Inc.
Esquire Financial Holdings, Inc.	Customers Bancorp, Inc.
Meta Financial Group, Inc.	U.S. Global Investors, Inc. Class A
Bitcoin Investment Trust	Gold Coast Bancorp, Inc.

Kenneth G. Mertz II, CFA	Steven E. Russell, Esq.
Chief Investment Officer	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.emeraldmutualfunds.com to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Emerald Mutual Fund Advisers Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisers Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Banking and Finance Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

(1)	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly into the Index.

(2)	The Russell 2000® Financial Services Index – is comprised of the smallest financial services companies in the Russell 3000 Index. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

(3)	SNL Small Cap Bank & Thrift Index: Includes all publicly traded (NYSE, NYSE Amex, NASDAQ, OTC BB, Pink Sheets) Banks and Thrifts in SNL's coverage universe with $250M to $1B Total Common Market Capitalization as of most recent pricing data. Source: SNL Financial, data as of April 30, 2018.

(4)	The Standard & Poor’s 500® Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index

(5)	The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios (A ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.) and lower forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(6)	Basis point (BPS) refer to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote the percentage change in a financial instrument.

(7)	The price to tangible book value (PTBV) is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company's balance sheet. The tangible book value number is equal to the company's total book value less the value of any intangible assets.

18	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Manager Commentary

April 30, 2018 (Unaudited)

TOP TEN HOLDINGS

(as a % of Net Assets)*

LendingTree, Inc.	2.74%
Meta Financial Group, Inc.	2.62%
SVB Financial Group	2.35%
Triumph Bancorp, Inc.	2.30%
Bank of NT Butterfield & Son, Ltd.	2.08%
FCB Financial Holdings, Inc.	2.03%
RBB Bancorp	2.00%
Merchants Bancorp	1.98%
CenterState Bank Corp.	1.97%
Ameris Bancorp	1.96%
Top Ten Holdings	22.03%

INDUSTRY SECTOR ALLOCATION

(as a % of Net Assets)

Banks: Diversified	79.71%
Banks: Savings, Thrift & Mortgage Lending	8.22%
Consumer Lending	2.74%
Computer Services Software & Systems	2.33%
Insurance: Property-Casualty	2.31%
Real Estate Services	1.74%
Financial Data & Systems	1.65%
Commercial Finance & Mortgage Companies	0.49%
Insurance: Multi Line	0.33%
Cash, Cash Equivalents, & Other Net Assets	0.48%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

ANNUALIZED TOTAL RETURN (for the period ended April 30, 2018)

	1 Year	3 Year	5 Year	10 Year	Since Inception(1)	Expense Ratio
						Gross(2)	Net(2)
Class A (NAV)	13.57%(3)	17.89%	18.67%	10.34%	9.72%	1.43%	1.43%
Class A (MOP)	8.16%	15.99%	17.53%	9.81%	9.47%	1.43%	1.43%
Russell 2000® Index†	11.54%	9.64%	11.74%	9.49%	8.39%
Russell 2000® Financial Services TR Index††	5.97%	11.65%	11.85%	8.28%	8.79%
Class C (NAV)	12.85%	17.13%	17.92%	9.64%	9.98%	2.08%	2.08%
Class C (CDSC)	11.85%	17.13%	17.92%	9.64%	9.98%	2.08%	2.08%
Russell 2000® Index†	11.54%	9.64%	11.74%	9.49%	7.75%
Russell 2000® Financial Services TR Index††	5.97%	11.65%	11.85%	8.28%	9.78%
Investor Class	13.67%	17.91%	18.70%	–	14.72%	1.48%	1.48%
Russell 2000® Index†	11.54%	9.64%	11.74%	–	12.12%
Russell 2000® Financial Services TR Index††	5.97%	11.65%	11.85%	–	12.27%
Institutional Class	13.94%(3)	18.26%	19.06%	–	18.76%	1.14%	1.14%
Russell 2000® Index†	11.54%	9.64%	11.74%	–	12.03%
Russell 2000® Financial Services TR Index††	5.97%	11.65%	11.85%	–	13.37%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Banking & Finance Fund, a series of Forward Funds (as a result of a reorganization of the Forward Banking & Finance Fund into the Emerald Banking & Finance Fund).

Returns for periods less than 1 year are cumulative.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(1)	Inception Dates - Class A: 02/18/1997, Class C: 07/01/2000, Class Institutional: 03/19/2012, Class Investor: 03/16/2010

(2)	Emerald Mutual Fund Advisers Trust ("Emerald" or the "Adviser") has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2018 in amounts necessary to limit the Fund's operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund's average daily net assets) of 1.84%, 2.49%, 1.54% and 1.89% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent

Annual Report | April 30, 2018	19

Emerald Banking and Finance Fund	Manager Commentary

April 30, 2018 (Unaudited)

that the Fund's expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2018, without the approval by the Fund's Board of Trustees. Ratios as of the Prospectus dated August 31, 2017 and may differ from the ratios presented in the Financial Highlights.

(3)	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

†	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into an index.

††	The Russell 2000® Financial Services TR Index is an additional index, and is comprised of the smallest financial services companies in the Russell 3000 Index. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Important Risks

A fund that concentrates in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio. Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

20	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Manager Commentary

April 30, 2018 (Unaudited)

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended April 30, 2018)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Annual Report | April 30, 2018	21

Emerald Funds	Disclosure of Fund Expenses

April 30, 2018 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period November 1, 2017 through April 30, 2018.

Actual Expenses

The first line for each share class of the Fund in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of the Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/01/17	Ending Account Value 04/30/18	Expense Ratio(a)	Expense Paid During Period 11/01/17 - 4/30/18(b)
Emerald Growth Fund
Class A
Actual	$1,000.00	$1,042.10	1.02%	$5.16
Hypothetical (5% return before expenses)	$1,000.00	$1,019.74	1.02%	$5.11
Class C
Actual	$1,000.00	$1,038.90	1.67%	$8.44
Hypothetical (5% return before expenses)	$1,000.00	$1,016.51	1.67%	$8.35
Institutional Class
Actual	$1,000.00	$1,043.80	0.70%	$3.55
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51
Investor Class
Actual	$1,000.00	$1,041.90	1.05%	$5.32
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	1.05%	$5.26

Emerald Small Cap Value Fund
Class A
Actual	$1,000.00	$1,026.90	1.35%	$6.78
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	1.35%	$6.76
Class C
Actual	$1,000.00	$1,023.50	2.00%	$10.03
Hypothetical (5% return before expenses)	$1,000.00	$1,014.88	2.00%	$9.99
Institutional Class
Actual	$1,000.00	$1,028.30	1.00%	$5.03
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	1.00%	$5.01
Investor Class
Actual	$1,000.00	$1,026.90	1.25%	$6.28
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26

22	www.emeraldmutualfunds.com

Emerald Funds	Disclosure of Fund Expenses

April 30, 2018 (Unaudited)

	Beginning Account Value 11/01/17	Ending Account Value 04/30/18	Expense Ratio(a)	Expense Paid During Period 11/01/17 - 4/30/18(b)
Emerald Insights Fund
Class A
Actual	$1,000.00	$1,059.10	1.35%	$6.89
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	1.35%	$6.76
Class C
Actual	$1,000.00	$1,055.50	2.00%	$10.19
Hypothetical (5% return before expenses)	$1,000.00	$1,014.88	2.00%	$9.99
Institutional Class
Actual	$1,000.00	$1,060.10	1.05%	$5.36
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	1.05%	$5.26
Investor Class
Actual	$1,000.00	$1,059.30	1.40%	$7.15
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	1.40%	$7.00

Emerald Banking and Finance Fund
Class A
Actual	$1,000.00	$1,041.60	1.42%	$7.19
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	1.42%	$7.10
Class C
Actual	$1,000.00	$1,038.10	2.06%	$10.41
Hypothetical (5% return before expenses)	$1,000.00	$1,014.58	2.06%	$10.29
Institutional Class
Actual	$1,000.00	$1,043.20	1.08%	$5.47
Hypothetical (5% return before expenses)	$1,000.00	$1,019.44	1.08%	$5.41
Investor Class
Actual	$1,000.00	$1,042.30	1.27%	$6.43
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	1.27%	$6.36

(a)	The Fund's expense ratios have been based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

Annual Report | April 30, 2018	23

Emerald Growth Fund	Schedule of Investments

April 30, 2018

Shares		Value (Note 2)
COMMON STOCKS: 98.88%
Consumer Discretionary: 17.16%
510,592	American Eagle Outfitters, Inc.	$10,559,043
82,312	Burlington Stores, Inc.(a)	11,182,085
1,283,779	Chegg, Inc.(a)	29,796,511
56,446	Children's Place, Inc.	7,199,687
187,299	Chuy's Holdings, Inc.(a)	5,356,751
582,767	Entercom Communications Corp., Class A	5,915,085
222,162	Five Below, Inc.(a)	15,686,859
74,889	Instructure, Inc.(a)	3,036,749
108,864	Jack in the Box, Inc.	9,765,101
251,986	Marcus Corp.	7,509,183
287,776	Meritage Homes Corp.(a)	12,806,032
434,224	Meritor, Inc.(a)	8,454,341
400,965	Nutrisystem, Inc.	11,627,985
214,326	Ollie's Bargain Outlet Holdings, Inc.(a)	13,331,077
328,673	Planet Fitness, Inc., Class A(a)	13,242,235
371,626	PlayAGS, Inc.(a)	8,402,464
91,851	Red Robin Gourmet Burgers, Inc.(a)	5,726,910
464,135	SeaWorld Entertainment, Inc.(a)	7,003,797
303,674	Steven Madden, Ltd.	14,652,270
362,375	Tilly's, Inc., Class A	4,062,224
265,542	Zoe's Kitchen, Inc.(a)	3,916,745
		209,233,134

Consumer Staples: 1.08%
431,905	Freshpet, Inc.(a)	8,551,719
51,690	National Beverage Corp.	4,567,328
		13,119,047

Energy: 3.38%
872,227	Callon Petroleum Co.(a)	12,132,678
268,600	Enphase Energy, Inc.(a)	1,114,690
775,270	Extraction Oil & Gas, Inc.(a)	10,946,812
529,427	Keane Group, Inc.(a)	8,232,590
525,000	Ring Energy, Inc.(a)	8,778,000
		41,204,770

Financial Services: 16.23%
355,586	BofI Holding, Inc.(a)	14,323,004
666,128	Cadence BanCorp	19,470,921
40,144	CNB Financial Corp.	1,138,484
441,020	FCB Financial Holdings, Inc., Class A(a)	25,490,956
122,502	First Choice Bancorp	3,258,553
82,881	First Foundation, Inc.(a)	1,482,741
320,465	Industrial Logistics Properties Trust, REIT	6,575,942
93,241	LendingTree, Inc.(a)	22,228,654
391,230	Live Oak Bancshares, Inc.	11,052,248
198,395	Merchants Bancorp	4,241,685
214,690	Moelis & Co., Class A	11,550,322
Shares		Value (Note 2)
Financial Services (continued)
457,343	Monmouth Real Estate Investment Corp.	$7,148,271
229,926	National Commerce Corp.(a)	9,955,796
350,335	OceanFirst Financial Corp.	9,452,038
370,221	Opus Bank	10,440,232
505,986	Pacific Premier Bancorp, Inc.(a)	20,112,944
199,849	Triumph Bancorp, Inc.(a)	7,764,134
322,454	Union Bankshares Corp.	12,191,986
		197,878,911

Health Care: 17.67%
313,474	Adamas Pharmaceuticals, Inc.(a)	9,463,780
230,744	Aimmune Therapeutics, Inc.(a)	7,162,294
714,855	Alder Biopharmaceuticals, Inc.(a)	10,150,941
246,207	Amicus Therapeutics, Inc.(a)	3,483,829
231,410	Arena Pharmaceuticals, Inc.(a)	9,219,374
152,335	ARMO BioSciences, Inc.(a)	4,055,158
65,248	Assembly Biosciences, Inc.(a)	2,836,983
269,960	AtriCure, Inc.(a)	6,001,211
192,982	Biohaven Pharmaceutical Holding Co., Ltd.(a)	5,627,355
15,192	Bluebird Bio, Inc.(a)	2,584,919
437,450	CareDx, Inc.(a)	4,282,636
325,867	Catalent, Inc.(a)	13,396,392
494,178	Catalyst Pharmaceuticals, Inc.(a)	1,383,698
97,703	Clovis Oncology, Inc.(a)	4,238,356
800,000	ConforMIS, Inc.(a)	1,036,000
252,464	Deciphera Pharmaceuticals, Inc.(a)	5,665,292
195,763	Dicerna Pharmaceuticals, Inc.(a)	2,390,266
200,000	Eloxx Pharmaceuticals, Inc.(a)	2,454,000
218,604	Exact Sciences Corp.(a)	10,932,386
279,101	G1 Therapeutics, Inc.(a)	10,703,523
374,674	Insmed, Inc.(a)	9,115,818
100,125	Integer Holdings Corp.(a)	5,496,863
557,396	K2M Group Holdings, Inc.(a)	10,646,264
174,830	Merit Medical Systems, Inc.(a)	8,479,255
10,000	NeoGenomics, Inc.(a)	95,800
328,490	OraSure Technologies, Inc.(a)	5,824,128
189,099	Puma Biotechnology, Inc.(a)	12,055,061
289,653	Reata Pharmaceuticals, Inc., Class A(a)	7,658,425
67,994	Sage Therapeutics, Inc.(a)	9,785,697
129,471	Sarepta Therapeutics, Inc.(a)	9,886,406
186,939	Savara, Inc.(a)	1,731,055
129,090	Tabula Rasa HealthCare, Inc.(a)	5,291,399
285,399	Teladoc, Inc.(a)	12,272,157
		215,406,721

Materials & Processing: 6.33%
916,985	AK Steel Holding Corp.(a)	4,208,961
277,081	Allegheny Technologies, Inc.(a)	7,362,042
289,508	Carpenter Technology Corp.	15,419,196
436,620	Cleveland-Cliffs, Inc.(a)	3,239,721

24	www.emeraldmutualfunds.com

Emerald Growth Fund	Schedule of Investments

April 30, 2018

Shares		Value (Note 2)
Materials & Processing (continued)
56,752	Innospec, Inc.	$4,125,870
141,061	Installed Building Products, Inc.(a)	8,139,220
502,731	PQ Group Holdings, Inc.(a)	6,987,961
167,973	Trex Co., Inc.(a)	17,449,035
174,983	US Concrete, Inc.(a)	10,227,756
		77,159,762

Producer Durables: 12.08%
261,413	Air Transport Services Group, Inc.(a)	5,290,999
169,692	Atlas Air Worldwide Holdings, Inc.(a)	10,758,473
47,752	Blue Bird Corp.(a)	1,134,110
641,975	Daseke, Inc.(a)	5,315,553
139,049	Dycom Industries, Inc.(a)	14,441,629
140,962	Evoqua Water Technologies Corp.(a)	2,879,854
336,922	H&E Equipment Services, Inc.	10,899,427
440,074	Kennametal, Inc.	16,040,697
321,576	KLX, Inc.(a)	25,156,890
1,231,686	Kratos Defense & Security Solutions, Inc.(a)	12,329,177
71,365	Manitowoc Co., Inc.(a)	1,759,147
106,163	NV5 Global, Inc.(a)	6,247,693
51,080	OSI Systems, Inc.(a)	3,270,142
211,574	Tetra Tech, Inc.	10,240,182
116,067	TopBuild Corp.(a)	9,250,540
53,190	TriNet Group, Inc.(a)	2,747,263
463,557	Tutor Perini Corp.(a)	9,572,452
		147,334,228

Technology: 21.59%
218,467	Alarm.com Holdings, Inc.(a)	8,821,698
543,080	Box, Inc., Class A(a)	12,414,809
14,600	Ceridian HCM Holding, Inc.(a)	461,068
449,455	Ciena Corp.(a)	11,573,466
615,814	Cloudera, Inc.(a)	8,775,350
196,586	EPAM Systems, Inc.(a)	22,479,609
265,476	ForeScout Technologies, Inc.(a)	8,492,577
143,392	GrubHub, Inc.(a)	14,502,667
390,469	GTT Communications, Inc.(a)	18,762,035
116,649	Guidewire Software, Inc.(a)	9,870,838
224,680	II-VI, Inc.(a)	8,560,308
166,930	Imperva, Inc.(a)	7,470,118
288,737	Internap Corp.(a)	3,409,984
68,605	IPG Photonics Corp.(a)	14,614,923
730,058	Leaf Group, Ltd.(a)	5,365,926
88,793	Lumentum Holdings, Inc.(a)	4,479,607
326,285	Mercury Systems, Inc.(a)	10,467,223
76,653	MKS Instruments, Inc.	7,849,267
311,360	Model N, Inc.(a)	5,339,824
93,284	Monolithic Power Systems, Inc.	10,923,556
4,294	nLight, Inc.(a)	107,049
160,820	Proofpoint, Inc.(a)	18,967,111
445,490	Pure Storage, Inc., Class A(a)	9,012,263
116,046	Q2 Holdings, Inc.(a)	5,715,266
Shares		Value (Note 2)
Technology (continued)
33,020	Rapid7, Inc.(a)	$932,485
221,026	Reis, Inc.	4,641,546
473,341	USA Technologies, Inc.(a)	4,141,734
360,161	Varonis Systems, Inc.(a)	23,536,521
50,000	Zscaler, Inc.(a)	1,494,500
		263,183,328

Utilities: 3.36%
153,911	Cogent Communications Holdings, Inc.	7,256,903
800,000	Fusion Telecommunications International, Inc.(a)	2,504,000
197,613	Shenandoah Telecommunications Co.	7,459,891
2,124,695	Vonage Holdings Corp.(a)	23,754,090
		40,974,884

	Total Common Stocks
	(Cost $904,588,109)	1,205,494,785

SHORT TERM INVESTMENTS: 1.45%
17,686,023	Dreyfus Government Cash Management Fund - Institutional Class 1.590% (7-Day Yield)	17,686,023

	Total Short Term Investments
	(Cost $17,686,023)	17,686,023

Total Investments: 100.33%
(Cost $922,274,132)		1,223,180,808

Liabilities In Excess Of Other Assets: (0.33)%		(3,963,293)
Net Assets: 100.00%		$1,219,217,515

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2018	25

Emerald Small Cap Value Fund	Schedule of Investments

April 30, 2018

Shares		Value (Note 2)
COMMON STOCKS: 96.04%
Consumer Discretionary: 12.13%
2,558	Aaron's, Inc.	$106,848
8,691	Gray Television, Inc.(a)	98,208
12,621	MDC Partners, Inc., Class A(a)	95,289
6,380	Meritor, Inc.(a)	124,219
3,023	Nutrisystem, Inc.	87,667
2,096	Penske Automotive Group, Inc.	94,530
4,152	PlayAGS, Inc.(a)	93,877
2,755	Viad Corp.	139,815
9,487	ZAGG, Inc.(a)	106,254
		946,707

Energy: 7.07%
5,378	Extraction Oil & Gas, Inc.(a)	75,937
3,655	Liberty Oilfield Services, Inc., Class A(a)	72,881
3,515	Mammoth Energy Services, Inc.(a)	114,167
7,963	SRC Energy, Inc.(a)	87,912
8,351	Superior Energy Services, Inc.(a)	89,606
2,715	Whiting Petroleum Corp.(a)	110,826
		551,329

Financial Services: 46.42%
2,283	BancorpSouth Bank	75,453
1,850	BankUnited, Inc.	73,279
3,903	BofI Holding, Inc.(a)	157,213
1,350	Chemical Financial Corp.	74,102
3,400	CNB Financial Corp.	96,424
3,220	ConnectOne Bancorp, Inc.	85,008
2,950	Customers Bancorp, Inc.(a)	85,019
1,320	Eagle Bancorp, Inc.(a)	77,484
2,071	Employers Holdings, Inc.	84,704
3,290	Entegra Financial Corp.(a)	95,575
3,897	ESSA Bancorp, Inc.	56,974
2,178	First Bancorp	83,091
2,700	First Defiance Financial Corp.	161,081
2,898	First Financial Bancorp	89,693
941	First Merchants Corp.	40,538
800	First Savings Financial Group, Inc.	57,984
1,892	FS Bancorp, Inc.	108,941
1,457	Hancock Holding Co.	71,174
2,190	HomeStreet, Inc.(a)	55,845
1,150	IBERIABANK Corp.	86,193
3,670	Investar Holding Corp.	93,402
2,120	LegacyTexas Financial Group, Inc.	87,068
3,638	Live Oak Bancshares, Inc.	102,774
1,330	Meta Financial Group, Inc.	147,830
1,825	Moelis & Co., Class A	98,185
3,107	Northeast Bancorp	60,587
1,420	Northrim BanCorp, Inc.	49,984
2,893	OceanFirst Financial Corp.	78,053
2,324	PCSB Financial Corp.(a)	47,107
4,545	PennyMac Financial Services, Inc., Class A(a)	93,627
Shares		Value (Note 2)
Financial Services (continued)
2,924	People's Utah Bancorp	$93,129
2,380	Popular, Inc.	110,169
1,457	Preferred Bank	92,869
3,600	Rexford Industrial Realty, Inc., REIT	109,980
2,142	Standard AVB Financial Corp.	64,710
3,010	State Bank Financial Corp.	94,845
3,650	Summit Financial Group, Inc.	91,433
1,740	Timberland Bancorp, Inc.	56,811
2,172	TriCo Bancshares	81,168
3,333	TriState Capital Holdings, Inc.(a)	83,325
2,060	Union Bankshares Corp.	77,889
8,410	Western New England Bancorp, Inc.	90,828
		3,621,548

Health Care: 3.76%
2,869	Acadia Healthcare Co., Inc.(a)	102,079
1,217	Biohaven Pharmaceutical Holding Co., Ltd.(a)	35,488
1,336	Insmed, Inc.(a)	32,505
6,770	Invacare Corp.	123,214
		293,286

Materials & Processing: 10.88%
13,400	AK Steel Holding Corp.(a)	61,506
1,877	Apogee Enterprises, Inc.	77,163
3,860	Baycom Corp.(a)	84,920
6,381	Builders FirstSource, Inc.(a)	116,326
20,933	Goldfield Corp.(a)	87,919
3,131	Kirkland Lake Gold, Ltd.	54,636
2,743	Koppers Holdings, Inc.(a)	120,143
2,538	PolyOne Corp.	106,215
1,933	Universal Forest Products, Inc.	61,624
1,335	US Concrete, Inc.(a)	78,031
		848,483

Producer Durables: 6.06%
4,534	Blue Bird Corp.(a)	107,683
872	Dycom Industries, Inc.(a)	90,566
1,999	ICF International, Inc.	134,132
1,191	OSI Systems, Inc.(a)	76,248
3,099	Tutor Perini Corp.(a)	63,994
		472,623

Technology: 8.49%
3,893	ARRIS International PLC(a)	105,111
3,283	Kulicke & Soffa Industries, Inc.(a)	75,148
13,860	Mitel Networks Corp.(a)	154,678
10,095	Photronics, Inc.(a)	77,227
2,915	Tower Semiconductor, Ltd.(a)	75,411
6,405	Xcerra Corp.(a)	77,372
4,432	Xperi Corp.	97,504
		662,451

26	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Schedule of Investments

April 30, 2018

Shares		Value (Note 2)
Utilities: 1.23%
8,572	Vonage Holdings Corp.(a)	$95,835

	Total Common Stocks
	(Cost $6,433,768)	7,492,262

SHORT TERM INVESTMENTS: 3.07%
239,140	Dreyfus Government Cash Management Fund - Institutional Class 1.590% (7-Day Yield)	239,140

	Total Short Term Investments
	(Cost $239,140)	239,140

Total Investments: 99.11%
(Cost $6,672,908)		7,731,402

Other Assets In Excess Of Liabilities: 0.89%		69,046
Net Assets: 100.00%		$7,800,448

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2018	27

Emerald Insights Fund	Schedule of Investments

April 30, 2018

Shares		Value (Note 2)
COMMON STOCKS: 97.41%
Consumer Discretionary: 19.99%
352	Amazon.com, Inc.(a)	$551,278
1,996	BorgWarner, Inc.	97,684
669	Burlington Stores, Inc.(a)	90,884
19,540	Chegg, Inc.(a)	453,523
2,591	Cinemark Holdings, Inc.	101,490
536	Home Depot, Inc.	99,053
3,208	MGM Resorts International	100,795
2,210	Nutrisystem, Inc.	64,090
899	Papa John's International, Inc.	55,738
3,050	PlayAGS, Inc.(a)	68,961
964	Royal Caribbean Cruises, Ltd.	104,295
8,549	SeaWorld Entertainment, Inc.(a)	129,004
1,806	Sinclair Broadcast Group, Inc., Class A	51,200
874	Six Flags Entertainment Corp.	55,272
1,944	Tenneco, Inc.	86,877
1,180	Toll Brothers, Inc.	49,749
		2,159,893

Consumer Staples: 2.60%
251	Constellation Brands, Inc., Class A	58,516
1,993	Energizer Holdings, Inc.	114,318
1,228	National Beverage Corp.	108,506
		281,340

Energy: 6.26%
361	Andeavor	49,934
1,070	Diamondback Energy, Inc.(a)	137,441
9,751	Extraction Oil & Gas, Inc.(a)	137,684
1,597	Mammoth Energy Services, Inc.(a)	51,871
4,076	Patterson-UTI Energy, Inc.	87,308
310	Pioneer Natural Resources Co.	62,481
2,859	Ring Energy, Inc.(a)	47,802
5,938	WPX Energy, Inc.(a)	101,480
		676,001

Financial Services: 9.30%
609	Affiliated Managers Group, Inc.	100,400
228	Alliance Data Systems Corp.	46,295
1,789	Bank of America Corp.	53,527
1,083	Bank of the Ozarks	50,684
1,639	Citigroup, Inc.	111,895
1,023	LendingTree, Inc.(a)	243,883
5,778	Newmark Group, Inc., Class A(a)	87,248
366	SBA Communications Corp., REIT(a)	58,644
264	SVB Financial Group(a)	79,097
917	Visa, Inc., Class A	116,349
956	Western Alliance Bancorp(a)	56,385
		1,004,407

Health Care: 13.21%
1,246	Abbott Laboratories	72,430
705	AbbVie, Inc.	68,068
Shares		Value (Note 2)
Health Care (continued)
2,895	Acadia Healthcare Co., Inc.(a)	$103,004
749	Aimmune Therapeutics, Inc.(a)	23,249
3,394	Alder Biopharmaceuticals, Inc.(a)	48,195
961	Alnylam Pharmaceuticals, Inc.(a)	90,843
1,280	ARMO BioSciences, Inc.(a)	34,074
1,505	Biohaven Pharmaceutical Holding Co., Ltd.(a)	43,886
3,482	BioTelemetry, Inc.(a)	133,012
942	Clovis Oncology, Inc.(a)	40,864
1,718	Deciphera Pharmaceuticals, Inc.(a)	38,552
10,964	Dicerna Pharmaceuticals, Inc.(a)	133,870
3,167	Insmed, Inc.(a)	77,053
1,856	Integer Holdings Corp.(a)	101,894
1,294	Puma Biotechnology, Inc.(a)	82,492
337	Sage Therapeutics, Inc.(a)	48,501
1,399	Sarepta Therapeutics, Inc.(a)	106,828
2,968	Teladoc, Inc.(a)	127,624
750	Veeva Systems, Inc., Class A(a)	52,598
		1,427,037

Materials & Processing: 6.78%
1,163	Berry Global Group, Inc.(a)	63,965
4,329	GMS, Inc.(a)	134,892
1,012	Innospec, Inc.	73,572
1,016	Installed Building Products, Inc.(a)	58,623
1,307	Koppers Holdings, Inc.(a)	57,247
2,521	Masco Corp.	95,470
1,708	Nucor Corp.	105,247
1,012	Scotts Miracle-Gro Co.	84,583
570	Trex Co., Inc.(a)	59,212
		732,811

Producer Durables: 8.65%
252	CoStar Group, Inc.(a)	92,398
6,775	Daseke, Inc.(a)	56,097
1,122	Dycom Industries, Inc.(a)	116,531
540	Fortive Corp.	37,967
1,049	KLX, Inc.(a)	82,063
2,911	Kratos Defense & Security Solutions, Inc.(a)	29,139
1,672	OSI Systems, Inc.(a)	107,042
320	Parker-Hannifin Corp.	52,678
2,585	Quanta Services, Inc.(a)	84,013
1,517	Southwest Airlines Co.	80,143
1,067	TopBuild Corp.(a)	85,040
1,726	Trinity Industries, Inc.	55,008
378	United Rentals, Inc.(a)	56,700
		934,819

Technology: 29.05%
1,741	Alarm.com Holdings, Inc.(a)	70,302
287	Alphabet, Inc., Class A(a)	292,332
2,565	Apple, Inc.	423,892

28	www.emeraldmutualfunds.com

Emerald Insights Fund	Schedule of Investments

April 30, 2018

Shares		Value (Note 2)
Technology (continued)
425	Coherent, Inc.(a)	$71,494
1,632	Dropbox, Inc., Class A(a)	49,140
1,878	Facebook, Inc., Class A(a)	323,016
1,742	Fortinet, Inc.(a)	96,437
545	IAC/InterActive Corp.(a)	88,366
4,162	Internap Corp.(a)	49,153
377	IPG Photonics Corp.(a)	80,312
1,084	Micron Technology, Inc.(a)	49,842
5,465	Microsoft Corp.	511,087
480	NVIDIA Corp.	107,952
3,100	ON Semiconductor Corp.(a)	68,448
530	Palo Alto Networks, Inc.(a)	102,030
13,087	Pixelworks, Inc.(a)	56,012
1,138	Proofpoint, Inc.(a)	134,216
793	PTC, Inc.(a)	65,304
684	salesforce.com, Inc.(a)	82,757
530	ServiceNow, Inc.(a)	88,054
663	Splunk, Inc.(a)	68,057
302	Take-Two Interactive Software, Inc.(a)	30,112
253	Ultimate Software Group, Inc.(a)	60,700
2,600	Varonis Systems, Inc.(a)	169,910
		3,138,925

Utilities: 1.57%
15,121	Vonage Holdings Corp.(a)	169,053

	Total Common Stocks
	(Cost $9,491,727)	10,524,286

MASTER LIMITED PARTNERSHIPS: 0.55%
Financial Services: 0.55%
1,086	Lazard, Ltd., Class A	59,100

	Total Master Limited Partnerships
	(Cost $35,382)	59,100

SHORT TERM INVESTMENTS: 3.30%
356,505	Dreyfus Government Cash Management Fund - Institutional Class 1.590% (7-Day Yield)	356,505

	Total Short Term Investments
	(Cost $356,505)	356,505

Total Investments: 101.26%
(Cost $9,883,614)		10,939,891

Liabilities In Excess Of Other Assets: (1.26)%		(135,650)
Net Assets: 100.00%		$10,804,241
(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2018	29

Emerald Banking and Finance Fund	Schedule of Investments

April 30, 2018

Shares		Value (Note 2)
COMMON STOCKS: 99.52%
Financial Services: 97.19%
Banks: Diversified: 79.71%
100,000	1st Source Corp.	$5,200,000
59,178	American Business Bank(a)	2,355,225
169,900	American Riviera Bank(a)	3,296,060
206,237	Ameris Bancorp	10,662,453
424,577	Bank of Commerce Holdings	4,734,033
238,604	Bank of NT Butterfield & Son, Ltd.	11,321,760
100,000	Bank of Princeton(a)	3,322,000
722,896	Bridgewater Bancshares, Inc.(a)	9,404,877
99,440	Business First Bancshares, Inc.(a)	2,585,440
457,815	Byline Bancorp, Inc.(a)	9,728,569
298,590	Cadence BanCorp	8,727,786
145,214	Carolina Financial Corp.	5,693,841
344,000	Carolina Trust Bancshares, Inc.(a)	2,786,400
358,750	CBTX, Inc.	10,403,750
370,213	CenterState Bank Corp.	10,728,773
118,810	Civista Bancshares, Inc.	2,725,501
150,002	CNB Financial Corp.	4,254,057
26,498	County Bancorp, Inc.	746,184
228,773	Equity Bancshares, Inc., Class A(a)	8,723,114
331,830	Esquire Financial Holdings, Inc.(a)	7,993,785
215	Farmers & Merchants Bank of Long Beach	1,702,800
86,853	Farmers National Banc Corp.	1,281,082
131,782	FB Financial Corp.	5,248,877
191,017	FCB Financial Holdings, Inc., Class A(a)	11,040,783
113,927	First Bancshares, Inc.	3,685,538
588,963	First Bank	8,274,930
163,498	First Choice Bancorp	4,349,047
578,105	First Foundation, Inc.(a)	10,342,298
190,000	First Internet Bancorp	6,498,000
41,281	First Merchants Corp.	1,778,385
125,475	First Resource Bank(a)	1,458,647
258,714	Freedom Bank of Virginia(a)	3,421,493
45,000	FS Bancorp, Inc.	2,591,100
92,837	FVCBankcorp, Inc.(a)	1,609,329
169,868	Gold Coast Bancorp, Inc.(a)	2,254,998
177,886	Guaranty Bancorp	5,069,751
200,000	Guaranty Bancshares, Inc.	6,558,000
138,670	Heritage Commerce Corp.	2,286,668
50,000	Independent Bank Corp.	1,195,000
254,042	Investar Holding Corp.	6,465,369
121,689	John Marshall Bancorp, Inc.(a)	2,112,521
65,781	Lakeland Bancorp, Inc.	1,282,729
46,615	Lakeland Financial Corp.	2,215,145
197,180	Level One Bancorp, Inc.(a)	5,718,220
269,682	Live Oak Bancshares, Inc.	7,618,516
53	Mechanics Bank(a)	1,689,375
87,881	Mercantile Bank Corp.	3,102,199
503,773	Merchants Bancorp	10,770,667
207,881	Metropolitan Bank Holding Corp.(a)	9,839,008
239,209	National Commerce Corp.(a)	10,357,750
Shares		Value (Note 2)
Banks: Diversified (continued)
48,060	Nicolet Bankshares, Inc.(a)	$2,670,694
203,594	Old Line Bancshares, Inc.	6,932,376
199,383	OP Bancorp(a)	2,512,226
158,129	Opus Bank	4,459,238
599,284	Pacific Mercantile Bancorp(a)	5,603,305
260,115	Pacific Premier Bancorp, Inc.(a)	10,339,571
212,884	People's Utah Bancorp	6,780,355
240,584	Professional Holding Corp.(a)	4,101,957
93,253	QCR Holdings, Inc.	4,219,698
398,258	RBB Bancorp	10,880,409
254,684	Seacoast Commerce Banc Holdings	5,119,148
246,130	ServisFirst Bancshares, Inc.	10,327,615
200,000	SmartFinancial, Inc.(a)	4,770,000
71,032	Southern First Bancshares, Inc.(a)	3,256,817
775,000	Sterling Bancorp, Inc.	9,873,500
300,000	Stewardship Financial Corp.	3,600,000
182,747	Sussex Bancorp	5,509,822
42,656	SVB Financial Group(a)	12,780,164
712,579	The Bancorp, Inc.(a)	7,375,193
355,851	TriState Capital Holdings, Inc.(a)	8,896,275
321,966	Triumph Bancorp, Inc.(a)	12,508,379
231,891	Union Bankshares Corp.	8,767,799
168,750	Unity Bancorp, Inc.	3,712,500
135,517	Veritex Holdings, Inc.(a)	3,892,048
109,942	West Town Bancorp, Inc.(a)	3,166,330
76,670	Western Alliance Bancorp(a)	4,521,997
		433,789,249

Banks: Savings, Thrift & Mortgage Lending: 8.22%
75,100	BofI Holding, Inc.(a)	3,025,028
230,146	Heritage Financial Corp.	6,835,336
267,003	Malvern Bancorp, Inc.(a)	6,795,226
128,396	Meta Financial Group, Inc.	14,271,216
196,808	OceanFirst Financial Corp.	5,309,880
169,608	WSFS Financial Corp.	8,497,361
		44,734,047

Commercial Finance & Mortgage Companies: 0.49%
96,527	Marlin Business Services, Inc.	2,644,840

Consumer Lending: 2.74%
62,481	LendingTree, Inc.(a)	14,895,470

Financial Data & Systems: 1.65%
137,093	Cardlytics, Inc.(a)	1,922,044
8,930	WEX, Inc.(a)	1,445,946
68,910	Worldpay, Inc., Class A(a)	5,596,870
		8,964,860

Insurance: Multi Line: 0.33%
50,000	James River Group Holdings, Ltd.	1,816,000

Insurance: Property-Casualty: 2.31%
150,000	Goosehead Insurance, Inc., Class A(a)	2,220,000

30	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Schedule of Investments

April 30, 2018

Shares		Value (Note 2)
Insurance: Property-Casualty (continued)
185,000	Kingstone Cos., Inc.	$3,163,500
42,570	Kinsale Capital Group, Inc.	2,194,483
361,308	NMI Holdings, Inc., Class A(a)	5,004,116
		12,582,099

Real Estate Services: 1.74%
462,855	Newmark Group, Inc., Class A(a)	6,989,111
51,020	Zillow Group, Inc., Class A(a)	2,467,837
		9,456,948

Technology: 2.33%
Computer Services Software & Systems: 2.33%
141,914	Q2 Holdings, Inc.(a)	6,989,264
106,158	RealPage, Inc.(a)	5,679,453
		12,668,717

	Total Common Stocks
	(Cost $396,457,113)	541,552,230
SHORT TERM INVESTMENTS: 0.63%
3,437,077	Dreyfus Government Cash Management Fund - Institutional Class 1.590% (7-Day Yield)	3,437,077

	Total Short Term Investments
	(Cost $3,437,077)	3,437,077

Total Investments: 100.15%
(Cost $399,894,190)		544,989,307

Liabilities In Excess Of Other Assets: (0.15)%		(790,253)
Net Assets: 100.00%		$544,199,054

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2018	31

Emerald Funds	Statements of Assets and Liabilities

April 30, 2018

	Emerald Growth Fund	Emerald Small Cap Value Fund	Emerald Insights Fund	Emerald Banking and Finance Fund
ASSETS:
Investments, at value	$1,223,180,808	$7,731,402	$10,939,891	$544,989,307
Receivable for investments sold	2,983,566	27,345	–	2,977,389
Receivable for shares sold	1,233,202	82,284	–	586,468
Receivable due from advisor	–	5,652	302	–
Interest and dividends receivable	162,461	2,162	1,934	96,445
Other assets	22,534	6,886	7,859	21,445
Total Assets	1,227,582,571	7,855,731	10,949,986	548,671,054
LIABILITIES:
Payable for investments purchased	6,226,196	24,643	107,792	3,336,009
Payable for shares redeemed	993,720	–	5,572	325,762
Investment advisory fees payable	576,045	–	–	412,646
Payable to fund accounting and administration	84,426	3,035	2,822	39,392
Payable for distribution and service fees	323,854	1,303	3,229	241,702
Payable for trustee fees and expenses	13,006	81	119	5,777
Payable for transfer agency fees	46,278	6,689	7,029	44,751
Payable for chief compliance officer fee	7,163	44	64	3,183
Payable for principal financial officer fee	1,142	7	10	507
Payable for professional fees	25,822	16,266	16,282	22,686
Accrued expenses and other liabilities	67,404	3,215	2,826	39,585
Total Liabilities	8,365,056	55,283	145,745	4,472,000
NET ASSETS	$1,219,217,515	$7,800,448	$10,804,241	$544,199,054
NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$854,172,055	$5,636,971	$8,300,996	$363,009,820
Accumulated net investment loss	(1,459,831)	(6,508)	–	(1,277,168)
Accumulated net realized gain	65,598,615	1,111,491	1,446,968	37,371,285
Net unrealized appreciation	300,906,676	1,058,494	1,056,277	145,095,117
NET ASSETS	$1,219,217,515	$7,800,448	$10,804,241	$544,199,054
INVESTMENTS, AT COST	$922,274,132	$6,672,908	$9,883,614	$399,894,190
PRICING OF SHARES
Class A: (a)
Net Asset Value, offering and redemption price per share	$25.99	$10.45	$13.09	$46.01
Net Assets	$239,315,840	$3,959,228	$9,321,214	$172,337,865
Shares of beneficial interest outstanding	9,209,189	378,946	712,033	3,745,626
Maximum offering price per share (NAV/.9525, based on maximum sales charge of 4.75% of the offering price)	$27.29	$10.97	$13.74	$48.30
Class C: (a)
Net Asset Value, offering and redemption price per share	$22.18	$10.15	$12.75	$40.83
Net Assets	$33,197,472	$107,758	$128,780	$78,987,775
Shares of beneficial interest outstanding	1,497,006	10,619	10,097	1,934,644
Institutional Class:
Net Asset Value, offering and redemption price per share	$26.94	$10.59	$13.22	$46.95
Net Assets	$839,075,593	$3,177,435	$1,228,350	$221,637,715
Shares of beneficial interest outstanding	31,148,632	299,946	92,902	4,720,609
Investor Class:
Net Asset Value, offering and redemption price per share	$25.88	$10.46	$13.05	$44.05
Net Assets	$107,628,610	$556,027	$125,897	$71,235,699
Shares of beneficial interest outstanding	4,158,249	53,149	9,650	1,617,226

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Funds' Prospectus.

See Notes to Financial Statements.

32	www.emeraldmutualfunds.com

Emerald Funds	Statements of Operations

For the Year Ended April 30, 2018

	Emerald Growth Fund	Emerald Small Cap Value Fund	Emerald Insights Fund	Emerald Banking and Finance Fund
INVESTMENT INCOME:
Dividends	$4,433,353	$78,115	$84,928	$3,821,605
Total Investment Income	4,433,353	78,115	84,928	3,821,605

EXPENSES:
Investment advisory fee (Note 6)	6,657,367	59,393	83,116	4,646,371
Recoupment of previously waived fees (Note 6)	–	–	22	–
Administration fee	465,218	8,591	8,607	209,341
Custodian fee	101,533	5,000	5,000	54,397
Professional fees	32,640	16,902	16,938	26,259
Transfer agent fee	234,929	30,526	33,172	197,759
Delegated transfer agent equivalent services fees
Class A	2,843	–	–	13,308
Class C	937	–	–	2,625
Institutional Class	770	810	–	–
Investor Class	3,253	39	–	18
Trustee fees and expenses	25,053	165	233	11,189
Registration/filing fees	74,191	43,422	37,039	80,400
Reports to shareholder and printing fees	97,952	2,048	2,232	61,170
Distribution and service fees
Class A	944,372	9,548	33,986	605,932
Class C	348,402	1,178	1,215	767,454
Institutional Class	318,979	–	237	59,854
Investor Class	413,666	1,536	308	228,471
Chief compliance officer fee	42,410	294	412	18,739
Principal financial officer fee	6,856	48	67	3,029
Other	29,768	6,925	6,654	16,208
Total expenses before waiver	9,801,139	186,425	229,238	7,002,524
Less fees waived/reimbursed by investment advisor (Note 6)	–	(94,955)	(82,246)	–
Total Net Expenses	9,801,139	91,470	146,992	7,002,524
NET INVESTMENT INCOME/(LOSS):	(5,367,786)	(13,355)	(62,064)	(3,180,919)

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain	124,517,595	1,207,917	2,535,047	59,497,046
Net change in unrealized appreciation/(depreciation)	72,091,969	(267,114)	(848,799)	6,208,469
NET REALIZED AND UNREALIZED GAIN	196,609,564	940,803	1,686,248	65,705,515
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$191,241,778	$927,448	$1,624,184	$62,524,596

See Notes to Financial Statements.

Annual Report | April 30, 2018	33

Emerald Growth Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2018	Year Ended April 30, 2017
OPERATIONS:
Net investment loss	$(5,367,786)	$(4,274,031)
Net realized gain/(loss)	124,517,595	(12,296,303)
Net change in unrealized appreciation	72,091,969	231,448,346
Net increase in net assets resulting from operations	191,241,778	214,878,012

SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	37,090,912	49,638,686
Cost of shares redeemed	(116,095,204)	(171,619,113)
Net decrease from share transactions	(79,004,292)	(121,980,427)
Class C
Proceeds from sale of shares	725,120	816,759
Cost of shares redeemed	(8,056,239)	(16,701,281)
Net decrease from share transactions	(7,331,119)	(15,884,522)
Institutional Class
Proceeds from sale of shares	259,029,418	156,854,187
Cost of shares redeemed	(135,414,218)	(126,583,340)
Net increase from share transactions	123,615,200	30,270,847
Investor Class
Proceeds from sale of shares	22,305,690	33,837,835
Cost of shares redeemed	(47,223,965)	(56,901,183)
Net decrease from share transactions	(24,918,275)	(23,063,348)
Net increase in net assets	$203,603,292	$84,220,562
NET ASSETS:
Beginning of period	1,015,614,223	931,393,661
End of period (including accumulated net investment loss of $(1,459,831) and $(1,696,980))	$1,219,217,515	$1,015,614,223

Other Information:
SHARE TRANSACTIONS:
Class A
Sold	1,523,709	2,527,651
Redeemed	(4,700,055)	(8,617,707)
Net decrease in shares outstanding	(3,176,346)	(6,090,056)
Class C
Sold	34,568	47,529
Redeemed	(385,002)	(978,592)
Net decrease in shares outstanding	(350,434)	(931,063)
Institutional Class
Sold	9,981,574	7,655,150
Redeemed	(5,275,531)	(6,327,481)
Net increase in shares outstanding	4,706,043	1,327,669
Investor Class
Sold	888,563	1,717,976
Redeemed	(1,972,720)	(2,920,705)
Net decrease in shares outstanding	(1,084,157)	(1,202,729)

See Notes to Financial Statements.

34	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2018	Year Ended April 30, 2017
OPERATIONS:
Net investment income/(loss)	$(13,355)	$4,504
Net realized gain	1,207,917	4,115,975
Net change in unrealized depreciation	(267,114)	(52,528)
Net increase in net assets resulting from operations	927,448	4,067,951

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
From net realized gains
Class A	(1,059,065)	–
Class C	(47,326)	–
Institutional Class	(2,006,350)	–
Investor Class	(306,751)	–
Net decrease in net assets from distributions	(3,419,492)	–
SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	2,516,038	1,560,733
Issued to shareholders in reinvestment of distributions	1,059,065	–
Cost of shares redeemed	(740,130)	(134,941)
Net increase from share transactions	2,834,973	1,425,792
Class C
Proceeds from sale of shares	9,102	45,700
Issued to shareholders in reinvestment of distributions	47,327	–
Cost of shares redeemed	(123,065)	(542,424)
Net decrease from share transactions	(66,636)	(496,724)
Institutional Class
Proceeds from sale of shares	2,040,666	1,392,366
Issued to shareholders in reinvestment of distributions	2,006,349	–
Cost of shares redeemed	(4,415,382)	(13,535,683)
Net decrease from share transactions	(368,367)	(12,143,317)
Investor Class
Proceeds from sale of shares	72,427	208,364
Issued to shareholders in reinvestment of distributions	306,751	–
Cost of shares redeemed	(210,226)	(1,881,505)
Net increase/(decrease) from share transactions	168,952	(1,673,141)
Net increase/(decrease) in net assets	$76,878	$(8,819,439)
NET ASSETS:
Beginning of period	7,723,570	16,543,009
End of period (including accumulated net investment income/(loss) of $(6,508) and $–)	$7,800,448	$7,723,570

Annual Report | April 30, 2018	35

Emerald Small Cap Value Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2018	Year Ended April 30, 2017
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	204,655	100,045
Distributions reinvested	100,671	–
Redeemed	(43,758)	(8,816)
Net increase in shares outstanding	261,568	91,229
Class C
Sold	565	3,424
Distributions reinvested	4,622	–
Redeemed	(7,663)	(34,059)
Net decrease in shares outstanding	(2,476)	(30,635)
Institutional Class
Sold	131,987	93,538
Distributions reinvested	188,390	–
Redeemed	(325,646)	(839,700)
Net decrease in shares outstanding	(5,269)	(746,162)
Investor Class
Sold	5,844	15,147
Distributions reinvested	29,131	–
Redeemed	(19,594)	(127,290)
Net increase/(decrease) in shares outstanding	15,381	(112,143)

See Notes to Financial Statements.

36	www.emeraldmutualfunds.com

Emerald Insights Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2018	Year Ended April 30, 2017
OPERATIONS:
Net investment loss	$(62,064)	$(67,028)
Net realized gain	2,535,047	126,174
Net change in unrealized appreciation/(depreciation)	(848,799)	1,844,247
Net increase in net assets resulting from operations	1,624,184	1,903,393

SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	842,288	462,283
Cost of shares redeemed	(3,072,936)	(3,391,810)
Net decrease from share transactions	(2,230,648)	(2,929,527)
Class C
Proceeds from sale of shares	614	1,539
Cost of shares redeemed	–	(6,433)
Net increase/(decrease) from share transactions	614	(4,894)
Institutional Class
Proceeds from sale of shares	103,001	155,403
Cost of shares redeemed	(90,992)	(1,042,010)
Net increase/(decrease) from share transactions	12,009	(886,607)
Investor Class
Proceeds from sale of shares	24,500	20,000
Cost of shares redeemed	–	(31,991)
Net increase/(decrease) from share transactions	24,500	(11,991)
Net decrease in net assets	$(569,341)	$(1,929,626)
NET ASSETS:
Beginning of period	11,373,582	13,303,208
End of period (including accumulated net investment loss of $– and $(22,262))	$10,804,241	$11,373,582

Other Information:
SHARE TRANSACTIONS:
Class A
Sold	67,803	44,012
Redeemed	(249,908)	(325,340)
Net decrease in shares outstanding	(182,105)	(281,328)
Class C
Sold	49	156
Redeemed	–	(621)
Net increase/(decrease) in shares outstanding	49	(465)
Institutional Class
Sold	8,256	14,591
Redeemed	(7,228)	(100,431)
Net increase/(decrease) in shares outstanding	1,028	(85,840)
Investor Class
Sold	1,890	1,928
Redeemed	–	(3,068)
Net increase/(decrease) in shares outstanding	1,890	(1,140)

See Notes to Financial Statements.

Annual Report | April 30, 2018	37

Emerald Banking and Finance Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2018	Year Ended April 30, 2017
OPERATIONS:
Net investment loss	$(3,180,919)	$(1,792,957)
Net realized gain	59,497,046	4,322,806
Net change in unrealized appreciation	6,208,469	93,673,078
Net increase in net assets resulting from operations	62,524,596	96,202,927

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):	0	0
From net realized gains
Class A	(4,810,448)	–
Class C	(2,417,291)	–
Institutional Class	(5,388,614)	–
Investor Class	(1,956,089)	–
Net decrease in net assets from distributions	(14,572,442)	–
SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	61,794,273	82,950,236
Issued to shareholders in reinvestment of distributions	4,334,289	–
Cost of shares redeemed	(82,932,615)	(54,060,196)
Net increase/(decrease) from share transactions	(16,804,053)	28,890,040
Class C
Proceeds from sale of shares	11,650,753	19,290,062
Issued to shareholders in reinvestment of distributions	2,128,924	–
Cost of shares redeemed	(17,500,493)	(12,226,940)
Net increase/(decrease) from share transactions	(3,720,816)	7,063,122
Institutional Class
Proceeds from sale of shares	109,407,696	67,765,563
Issued to shareholders in reinvestment of distributions	3,157,033	–
Cost of shares redeemed	(42,560,350)	(15,914,560)
Net increase from share transactions	70,004,379	51,851,003
Investor Class
Proceeds from sale of shares	41,406,943	70,741,101
Issued to shareholders in reinvestment of distributions	1,838,759	–
Cost of shares redeemed	(64,240,554)	(92,011,035)
Net decrease from share transactions	(20,994,852)	(21,269,934)
Net increase in net assets	$76,436,812	$162,737,158
NET ASSETS:
Beginning of period	467,762,242	305,025,084
End of period (including accumulated net investment loss of $(1,277,168) and $(877,904))	$544,199,054	$467,762,242

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Emerald Banking and Finance Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2018	Year Ended April 30, 2017
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	1,390,894	2,115,853
Distributions reinvested	92,023	–
Redeemed	(1,873,252)	(1,517,305)
Net increase/(decrease) in shares outstanding	(390,335)	598,548
Class C
Sold	291,776	562,255
Distributions reinvested	50,822	–
Redeemed	(448,025)	(378,982)
Net increase/(decrease) in shares outstanding	(105,427)	183,273
Institutional Class
Sold	2,429,922	1,678,568
Distributions reinvested	65,771	–
Redeemed	(943,291)	(456,066)
Net increase in shares outstanding	1,552,402	1,222,502
Investor Class
Sold	976,209	1,995,462
Distributions reinvested	40,807	–
Redeemed	(1,546,423)	(2,533,701)
Net decrease in shares outstanding	(529,407)	(538,239)

See Notes to Financial Statements.

Annual Report | April 30, 2018	39

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the periods presented

	CLASS A
	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$21.83	$17.52	$20.02	$18.11	$15.60
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.16)	(0.11)	(0.15)	(0.18)	(0.21)
Net realized and unrealized gain/(loss) on investments	4.32	4.42	(1.88)	3.43	4.33
Total from Investment Operations	4.16	4.31	(2.03)	3.25	4.12

LESS DISTRIBUTIONS:
From capital gains	–	–	(0.47)	(1.34)	(1.61)
Total Distributions	–	–	(0.47)	(1.34)	(1.61)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.16	4.31	(2.50)	1.91	2.51
NET ASSET VALUE, END OF PERIOD	$25.99	$21.83	$17.52	$20.02	$18.11

TOTAL RETURN(b)	19.06%	24.60%	(10.28)%	18.38%	26.01%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$239,316	$270,389	$323,603	$123,828	$77,900
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.64)%	(0.57)%	(0.81)%	(0.93)%	(1.12)%
Operating expenses excluding reimbursement/waiver	1.03%	1.08%	1.17%	1.29%	1.31%
Operating expenses including reimbursement/waiver	1.03%	1.08%	1.17%	1.29%	1.29%
PORTFOLIO TURNOVER RATE	66%	54%	45%	68%	70%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

40	www.emeraldmutualfunds.com

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the periods presented

	CLASS C
	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$18.75	$15.14	$17.48	$16.07	$14.07
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.27)	(0.21)	(0.24)	(0.27)	(0.30)
Net realized and unrealized gain/(loss) on investments	3.70	3.82	(1.63)	3.02	3.91
Total from Investment Operations	3.43	3.61	(1.87)	2.75	3.61

LESS DISTRIBUTIONS:
From capital gains	–	–	(0.47)	(1.34)	(1.61)
Total Distributions	–	–	(0.47)	(1.34)	(1.61)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.43	3.61	(2.34)	1.41	2.00
NET ASSET VALUE, END OF PERIOD	$22.18	$18.75	$15.14	$17.48	$16.07

TOTAL RETURN(b)	18.29%	23.84%	(10.87)%	17.58%	25.19%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$33,197	$34,642	$42,075	$15,427	$11,645
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.30)%	(1.22)%	(1.46)%	(1.58)%	(1.77)%
Operating expenses excluding reimbursement/waiver	1.68%	1.73%	1.81%	1.94%	1.96%
Operating expenses including reimbursement/waiver	1.68%	1.73%	1.81%	1.94%	1.94%
PORTFOLIO TURNOVER RATE	66%	54%	45%	68%	70%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

Annual Report | April 30, 2018	41

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the periods presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$22.56	$18.04	$20.54	$18.49	$15.86
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.09)	(0.05)	(0.10)	(0.12)	(0.16)
Net realized and unrealized gain/(loss) on investments	4.47	4.57	(1.93)	3.51	4.40
Total from Investment Operations	4.38	4.52	(2.03)	3.39	4.24

LESS DISTRIBUTIONS:
From capital gains	–	–	(0.47)	(1.34)	(1.61)
Total Distributions	–	–	(0.47)	(1.34)	(1.61)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.38	4.52	(2.50)	2.05	2.63
NET ASSET VALUE, END OF PERIOD	$26.94	$22.56	$18.04	$20.54	$18.49

TOTAL RETURN	19.41%	25.06%	(9.97)%	18.77%	26.35%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$839,076	$596,550	$453,190	$174,107	$134,440
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.33)%	(0.26)%	(0.51)%	(0.63)%	(0.82)%
Operating expenses excluding reimbursement/waiver	0.72%	0.77%	0.87%	0.99%	1.00%
Operating expenses including reimbursement/waiver	0.72%	0.77%	0.87%	0.99%	0.99%
PORTFOLIO TURNOVER RATE	66%	54%	45%	68%	70%

(a)	Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements.

42	www.emeraldmutualfunds.com

Emerald Growth Fund	Financial Highlights

For a share outstanding throughout the periods presented

	INVESTOR CLASS
	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$21.75	$17.46	$19.97	$18.06	$15.57
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.17)	(0.12)	(0.16)	(0.17)	(0.23)
Net realized and unrealized gain/(loss) on investments	4.30	4.41	(1.88)	3.42	4.33
Total from Investment Operations	4.13	4.29	(2.04)	3.25	4.10

LESS DISTRIBUTIONS:
From capital gains	–	–	(0.47)	(1.34)	(1.61)
Total Distributions	–	–	(0.47)	(1.34)	(1.61)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.13	4.29	(2.51)	1.91	2.49
NET ASSET VALUE, END OF PERIOD	$25.88	$21.75	$17.46	$19.97	$18.06

TOTAL RETURN	18.99%	24.57%	(10.36)%	18.44%	25.93%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$107,629	$114,033	$112,526	$23,517	$15,870
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.68)%	(0.61)%	(0.84)%	(0.91)%	(1.18)%
Operating expenses excluding reimbursement/waiver	1.07%	1.12%	1.19%	1.27%	1.34%
Operating expenses including reimbursement/waiver	1.07%	1.12%	1.19%	1.27%	1.34%
PORTFOLIO TURNOVER RATE	66%	54%	45%	68%	70%

(a)	Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements.

Annual Report | April 30, 2018	43

Emerald Small Cap Value Fund	Financial Highlights

For a share outstanding throughout the periods presented

	CLASS A
	Year Ended April 30, 2018		Year Ended April 30, 2017		For the Period October 1, 2015 to April 30, 2016(a)		Period Ended September 30, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$16.27		$13.00		$12.70		$14.12
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(c)	(0.06	)(d)	(0.07	)(d)	(0.09)		(0.01)
Net realized and unrealized gain/(loss) on investments	2.13		3.34		0.44		(1.03)
Total from Investment Operations	2.07		3.27		0.35		(1.04)

LESS DISTRIBUTIONS:
From investment income	–		–		(0.05)		–
From capital gains	(7.89)		–		–		(0.38)
Total Distributions	(7.89)		–		(0.05)		(0.38)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(5.82)		3.27		0.30		(1.42)
NET ASSET VALUE, END OF PERIOD	$10.45		$16.27		$13.00		$12.70

TOTAL RETURN(e)	12.41%		25.15%		2.77	%(f)	(7.49	)%(f)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$3,959		$1,909		$340		$14
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.42)%		(0.46)%		(1.13	)%(g)	(0.24	)%(g)
Operating expenses excluding reimbursement/waiver	2.56%		2.26%		2.69	%(g)	2.16	%(g)
Operating expenses including reimbursement/waiver	1.35%		1.35%		1.35	%(g)	1.35	%(g)
PORTFOLIO TURNOVER RATE	71%		66%		31	%(f)	69	%(f)(h)

(a)	Effective March 3, 2015 the Board approved changing the fiscal year-end of the Fund from September 30 to April 30.
(b)	Class A commenced operations on June 30, 2015.
(c)	Per share amounts are based upon average shares outstanding.
(d)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(e)	Total return does not reflect the effect of sales charges.
(f)	Not Annualized.
(g)	Annualized.
(h)	Portfolio turnover rate is calculated at the Fund level and represents the year ended September 30, 2015.

See Notes to Financial Statements.

44	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Financial Highlights

For a share outstanding throughout the periods presented

	CLASS C
	Year Ended April 30, 2018		Year Ended April 30, 2017		For the Period October 1, 2015 to April 30, 2016(a)		Period Ended September 30, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$16.10		$12.94		$12.68		$14.12
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(c)	(0.13	)(d)	(0.13	)(d)	(0.14)		(0.03)
Net realized and unrealized gain/(loss) on investments	2.07		3.29		0.43		(1.03)
Total from Investment Operations	1.94		3.16		0.29		(1.06)

LESS DISTRIBUTIONS:
From investment income	–		–		(0.03)		–
From capital gains	(7.89)		–		–		(0.38)
Total Distributions	(7.89)		–		(0.03)		(0.38)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(5.95)		3.16		0.26		(1.44)
NET ASSET VALUE, END OF PERIOD	$10.15		$16.10		$12.94		$12.68

TOTAL RETURN(e)	11.63%		24.42%		2.28	%(f)	(7.63	)%(f)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$108		$211		$566		$14
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.98)%		(0.93)%		(2.06	)%(g)	(0.89	)%(g)
Operating expenses excluding reimbursement/waiver	3.20%		2.70%		3.37	%(g)	2.81	%(g)
Operating expenses including reimbursement/waiver	2.00%		2.00%		2.00	%(g)	2.00	%(g)
PORTFOLIO TURNOVER RATE	71%		66%		31	%(f)	69	%(f)(h)

(a)	Effective March 3, 2015 the Board approved changing the fiscal year-end of the Fund from September 30 to April 30.

(b)	Class C commenced operations on June 30, 2015.

(c)	Per share amounts are based upon average shares outstanding.

(d)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(e)	Total return does not reflect the effect of sales charges.

(f)	Not Annualized.

(g)	Annualized.

(h)	Portfolio turnover rate is calculated at the Fund level and represents the year ended September 30, 2015.

See Notes to Financial Statements.

Annual Report | April 30, 2018	45

Emerald Small Cap Value Fund	Financial Highlights

For a share outstanding throughout the periods presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2018	Year Ended April 30, 2017	For the Period October 1, 2015 to April 30, 2016(a)		Year Ended September 30, 2015(b)	Year Ended September 30, 2014	Period Ended September 30, 2013(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$16.35	$13.02	$12.71		$12.76	$12.56	$10.00
INCOME FROM OPERATIONS:
Net investment income/(loss)(d)	0.00 (e)	0.02	(0.01)		0.06	0.09	0.05
Net realized and unrealized gain on investments	2.13	3.31	0.38		0.33	0.76	2.54
Total from Investment Operations	2.13	3.33	0.37		0.39	0.85	2.59

LESS DISTRIBUTIONS:
From investment income	–	–	(0.06)		(0.06)	(0.01)	(0.03)
From capital gains	(7.89)	–	–		(0.38)	(0.64)	–
Total Distributions	(7.89)	–	(0.06)		(0.44)	(0.65)	(0.03)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(5.76)	3.33	0.31		(0.05)	0.20	2.56
NET ASSET VALUE, END OF PERIOD	$10.59	$16.35	$13.02		$12.71	$12.76	$12.56

TOTAL RETURN	12.76%	25.58%	2.94	%(f)	2.93%	6.64%	25.99	%(f)
SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$3,177	$4,989	$13,691		$16,507	$24,343	$8,442
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	0.02%	0.13%	(0.07	)%(g)	0.45%	0.65%	0.48	%(g)
Operating expenses excluding reimbursement/waiver	2.20%	1.56%	1.75	%(g)	1.43%	1.29%	1.95	%(g)
Operating expenses including reimbursement/waiver	1.00%	1.00%	1.00	%(g)	1.00%	1.00%	1.00	%(g)
PORTFOLIO TURNOVER RATE	71%	66%	31	%(f)	69%	49%	67	%(f)

(a)	Effective March 3, 2015 the Board approved changing the fiscal year-end of the Fund from September 30 to April 30.

(b)	Prior to its June 26, 2015 reorganization with and into the Emerald Small Cap Value Fund, the Fund was known as the Elessar Small Cap Value Fund.

(c)	For the period October 15, 2012 (commencement of investment operations) through September 30, 2013.

(d)	Per share amounts are based upon average shares outstanding.

(e)	Less than $0.005 per share.
(f)	Not Annualized.
(g)	Annualized.

See Notes to Financial Statements.

46	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Financial Highlights

For a share outstanding throughout the periods presented

	INVESTOR CLASS
	Year Ended April 30, 2018		Year Ended April 30, 2017		For the Period October 1, 2015 to April 30, 2016(a)		Year Ended September 30, 2015(b)	Year Ended September 30, 2014	Period Ended September 30, 2013(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$16.26		$12.98		$12.68		$12.73	$12.54	$10.00
INCOME FROM OPERATIONS:
Net investment income/(loss)(d)	(0.04	)(e)	(0.02	)(e)	(0.02)		0.03	0.07	0.02
Net realized and unrealized gain on investments	2.13		3.30		0.37		0.35	0.76	2.54
Total from Investment Operations	2.09		3.28		0.35		0.38	0.83	2.56

LESS DISTRIBUTIONS:
From investment income	–		–		(0.05)		(0.05)	–	(0.02)
From capital gains	(7.89)		–		–		(0.38)	(0.64)	–
Total Distributions	(7.89)		–		(0.05)		(0.43)	(0.64)	(0.02)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(5.80)		3.28		0.30		(0.05)	0.19	2.54
NET ASSET VALUE, END OF PERIOD	$10.46		$16.26		$12.98		$12.68	$12.73	$12.54

TOTAL RETURN	12.54%		25.27%		2.80	%(f)	2.82%	6.46%	25.69	%(f)
SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$556		$614		$1,946		$399	$474	$271
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.25)%		(0.11)%		(0.25	)%(g)	0.22%	0.52%	0.16	%(g)
Operating expenses excluding reimbursement/waiver	2.44%		1.83%		2.14	%(g)	1.67%	1.56%	2.49	%(g)
Operating expenses including reimbursement/waiver	1.25%		1.25%		1.25	%(g)	1.25%	1.25%	1.25	%(g)
PORTFOLIO TURNOVER RATE	71%		66%		31	%(f)	69%	49%	67	%(f)

(a)	Effective March 3, 2015 the Board approved changing the fiscal year-end of the Fund from September 30 to April 30.
(b)	Prior to its June 26, 2015 reorganization with and into the Emerald Small Cap Value Fund, the Fund was known as the Elessar Small Cap Value Fund.
(c)	For the period October 15, 2012 (commencement of investment operations) through September 30, 2013.
(d)	Per share amounts are based upon average shares outstanding.
(e)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(f)	Not Annualized.
(g)	Annualized.

See Notes to Financial Statements.

Annual Report | April 30, 2018	47

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the periods presented

	CLASS A
	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	For the Period August 1, 2014 (Inception) to April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$11.33	$9.69	$10.98	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.07)	(0.06)	(0.05)	(0.05)
Net realized and unrealized gain/(loss) on investments	1.83	1.70	(1.24)	1.03
Total from Investment Operations	1.76	1.64	(1.29)	0.98

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.76	1.64	(1.29)	0.98
NET ASSET VALUE, END OF PERIOD	$13.09	$11.33	$9.69	$10.98

TOTAL RETURN(b)	15.53%	16.92%	(11.75%)	9.80	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$9,321	$10,127	$11,388	$6,493
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.58%)	(0.57%)	(0.54%)	(0.66	%)(d)
Operating expenses excluding reimbursement/waiver	2.10%	2.10%	2.01%	2.57	%(d)(e)
Operating expenses including reimbursement/waiver	1.35%	1.35%	1.35%	1.35	%(d)(e)
PORTFOLIO TURNOVER RATE	138%	75%	99%	88	%(c)

(a)	Per share amounts are based upon average shares outstanding.

(b)	Total return does not reflect the effect of sales charges.

(c)	Not Annualized.

(d)	Annualized.

(e)	Expense ratios before reductions for startup costs may not be representative of longer term operating periods.

See Notes to Financial Statements.

48	www.emeraldmutualfunds.com

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the periods presented

	CLASS C
	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	For the Period August 1, 2014 (Inception) to April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$11.11	$9.56	$10.92	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.15)	(0.13)	(0.11)	(0.10)
Net realized and unrealized gain/(loss) on investments	1.79	1.68	(1.25)	1.02
Total from Investment Operations	1.64	1.55	(1.36)	0.92

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.64	1.55	(1.36)	0.92
NET ASSET VALUE, END OF PERIOD	$12.75	$11.11	$9.56	$10.92

TOTAL RETURN(b)	14.76%	16.21%	(12.45%)	9.20	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$129	$112	$101	$27
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.24%)	(1.22%)	(1.17%)	(1.34	%)(d)
Operating expenses excluding reimbursement/waiver	2.75%	2.76%	2.70%	7.25	%(d)(e)
Operating expenses including reimbursement/waiver	2.00%	2.00%	2.00%	2.00	%(d)(e)
PORTFOLIO TURNOVER RATE	138%	75%	99%	88	%(c)

(a)	Per share amounts are based upon average shares outstanding.

(b)	Total return does not reflect the effect of sales charges.

(c)	Not Annualized.

(d)	Annualized.

(e)	Expense ratios before reductions for startup costs may not be representative of longer term operating periods.

See Notes to Financial Statements.

Annual Report | April 30, 2018	49

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the periods presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016		For the Period August 1, 2014 (Inception) to April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$11.41	$9.73	$10.99		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.04)	(0.03)	(0.00	)(b)	(0.03)
Net realized and unrealized gain/(loss) on investments	1.85	1.71	(1.26)		1.02
Total from Investment Operations	1.81	1.68	(1.26)		0.99

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.81	1.68	(1.26)		0.99
NET ASSET VALUE, END OF PERIOD	$13.22	$11.41	$9.73		$10.99

TOTAL RETURN	15.86%	17.27%	(11.46%)		9.90	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$1,228	$1,048	$1,729		$279
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.29%)	(0.28%)	(0.05%)		(0.34	%)(d)
Operating expenses excluding reimbursement/waiver	1.77%	1.78%	1.90%		4.66	%(d)(e)
Operating expenses including reimbursement/waiver	1.05%	1.05%	1.05%		1.05	%(d)(e)
PORTFOLIO TURNOVER RATE	138%	75%	99%		88	%(c)

(a)	Per share amounts are based upon average shares outstanding.

(b)	Less than $0.005 per share.

(c)	Not Annualized.

(d)	Annualized.

(e)	Expense ratios before reductions for startup costs may not be representative of longer term operating periods.

See Notes to Financial Statements.

50	www.emeraldmutualfunds.com

Emerald Insights Fund	Financial Highlights

For a share outstanding throughout the periods presented

	INVESTOR CLASS
	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	For the Period August 1, 2014 (Inception) to April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$11.29	$9.67	$10.96	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.08)	(0.07)	(0.08)	(0.05)
Net realized and unrealized gain/(loss) on investments	1.84	1.69	(1.21)	1.01
Total from Investment Operations	1.76	1.62	(1.29)	0.96

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.76	1.62	(1.29)	0.96
NET ASSET VALUE, END OF PERIOD	$13.05	$11.29	$9.67	$10.96

TOTAL RETURN	15.59%	16.75%	(11.77%)	9.60	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$126	$88	$86	$448
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.65%)	(0.63%)	(0.72%)	(0.67	%)(c)
Operating expenses excluding reimbursement/waiver	2.07%	2.09%	1.91%	2.96	%(c)(d)
Operating expenses including reimbursement/waiver	1.40%	1.40%	1.40%	1.40	%(c)(d)
PORTFOLIO TURNOVER RATE	138%	75%	99%	88	%(b)

(a)	Per share amounts are based upon average shares outstanding.

(b)	Not Annualized.

(c)	Annualized.

(d)	Expense ratios before reductions for startup costs may not be representative of longer term operating periods.

See Notes to Financial Statements.

Annual Report | April 30, 2018	51

Emerald Banking and Finance Fund	Financial Highlights

For a share outstanding throughout the periods presented

	CLASS A
	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$41.61	$31.27	$28.85	$26.11	$20.08
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.29)	(0.17)	(0.06)	(0.16)	(0.13)
Net realized and unrealized gain on investments	5.98	10.51	2.48	2.90	6.16
Total from Investment Operations	5.69	10.34	2.42	2.74	6.03

LESS DISTRIBUTIONS:
From capital gains	(1.29)	–	–	–	–
Total Distributions	(1.29)	–	–	–	–
NET INCREASE IN NET ASSET VALUE	4.40	10.34	2.42	2.74	6.03
NET ASSET VALUE, END OF PERIOD	$46.01	$41.61	$31.27	$28.85	$26.11

TOTAL RETURN(b)	13.59%	33.07%	8.39%	10.49%	30.03%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$172,338	$172,106	$110,601	$48,575	$48,622
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.65)%	(0.46)%	(0.21)%	(0.58)%	(0.53)%
Operating expenses excluding reimbursement/waiver	1.41%	1.43%	1.48%	1.60%	1.72%
Operating expenses including reimbursement/waiver	1.41%	1.43%	1.48%	1.60%	1.72%
PORTFOLIO TURNOVER RATE	62%	36%	30%	33%	34%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

52	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Financial Highlights

For a share outstanding throughout the periods presented

	CLASS C
	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$37.29	$28.20	$26.19	$23.86	$18.46
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.51)	(0.36)	(0.24)	(0.30)	(0.26)
Net realized and unrealized gain on investments	5.34	9.45	2.25	2.63	5.66
Total from Investment Operations	4.83	9.09	2.01	2.33	5.40

LESS DISTRIBUTIONS:
From capital gains	(1.29)	–	–	–	–
Total Distributions	(1.29)	–	–	–	–
NET INCREASE IN NET ASSET VALUE	3.54	9.09	2.01	2.33	5.40
NET ASSET VALUE, END OF PERIOD	$40.83	$37.29	$28.20	$26.19	$23.86

TOTAL RETURN(b)	12.85%	32.23%	7.67%	9.77%	29.25%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$78,988	$76,072	$52,366	$31,862	$28,222
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.30)%	(1.11)%	(0.87)%	(1.23)%	(1.18)%
Operating expenses excluding reimbursement/waiver	2.06%	2.08%	2.13%	2.25%	2.38%
Operating expenses including reimbursement/waiver	2.06%	2.08%	2.13%	2.25%	2.38%
PORTFOLIO TURNOVER RATE	62%	36%	30%	33%	34%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.

See Notes to Financial Statements.

Annual Report | April 30, 2018	53

Emerald Banking and Finance Fund	Financial Highlights

For a share outstanding throughout the periods presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$42.30	$31.69	$29.15	$26.29	$20.15
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	(0.15)	(0.05)	0.03	(0.07)	(0.06)
Net realized and unrealized gain on investments	6.09	10.66	2.51	2.93	6.20
Total from Investment Operations	5.94	10.61	2.54	2.86	6.14

LESS DISTRIBUTIONS:
From capital gains	(1.29)	–	–	–	–
Total Distributions	(1.29)	–	–	–	–
NET INCREASE IN NET ASSET VALUE	4.65	10.61	2.54	2.86	6.14
NET ASSET VALUE, END OF PERIOD	$46.95	$42.30	$31.69	$29.15	$26.29

TOTAL RETURN	13.97%	33.48%	8.71%	10.88%	30.47%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$221,638	$134,027	$61,654	$23,730	$22,062
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.34)%	(0.14)%	0.11%	(0.25)%	(0.23)%
Operating expenses excluding reimbursement/waiver	1.09%	1.11%	1.15%	1.27%	1.37%
Operating expenses including reimbursement/waiver	1.09%	1.11%	1.15%	1.27%	1.37%
PORTFOLIO TURNOVER RATE	62%	36%	30%	33%	34%

(a)	Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements.

54	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Financial Highlights

For a share outstanding throughout the periods presented

	INVESTOR CLASS
	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$39.86	$29.95	$27.64	$25.01	$19.23
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.25)	(0.16)	(0.07)	(0.15)	(0.12)
Net realized and unrealized gain on investments	5.73	10.07	2.38	2.78	5.90
Total from Investment Operations	5.48	9.91	2.31	2.63	5.78

LESS DISTRIBUTIONS:
From capital gains	(1.29)	–	–	–	–
Total Distributions	(1.29)	–	–	–	–
NET INCREASE IN NET ASSET VALUE	4.19	9.91	2.31	2.63	5.78
NET ASSET VALUE, END OF PERIOD	$44.05	$39.86	$29.95	$27.64	$25.01

TOTAL RETURN	13.67%	33.09%	8.36%	10.52%	30.06%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$71,236	$85,557	$80,404	$27,440	$19,235
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.60)%	(0.46)%	(0.23)%	(0.56)%	(0.53)%
Operating expenses excluding reimbursement/waiver	1.37%	1.43%	1.48%	1.58%	1.69%
Operating expenses including reimbursement/waiver	1.37%	1.43%	1.48%	1.58%	1.69%
PORTFOLIO TURNOVER RATE	62%	36%	30%	33%	34%

(a)	Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements.

Annual Report | April 30, 2018	55

Emerald Funds	Notes to Financial Statements

April 30, 2018

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Emerald Growth Fund, Emerald Small Cap Value Fund, Emerald Insights Fund, and Emerald Banking and Finance Fund (each a “Fund” and collectively, the “Funds”). The Emerald Small Cap Value Fund is a successor to a previously operational fund which was a series of Elessar Funds Investment Trust, a Delaware statutory trust, and was organized into a series of the Trust effective as of the close of business on June 26, 2015. Effective March 3, 2015, the Board approved changing the fiscal year end of the Emerald Small Cap Value Fund from September 30 to April 30.

The Emerald Growth Fund and Emerald Insights Fund seek to achieve long-term growth through capital appreciation. The Emerald Small Cap Value Fund seeks long-term capital appreciation. The Emerald Banking and Finance Fund seeks to achieve long term growth through capital appreciation with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally, 4:00 p.m. Eastern time, on each business day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security.

Equity securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

When such prices or quotations are not available, or when Emerald Mutual Fund Advisers Trust, (the “Adviser”), believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

56	www.emeraldmutualfunds.com

Emerald Funds	Notes to Financial Statements

April 30, 2018

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Funds as of April 30, 2018:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Growth Fund
Common Stocks(a)	$1,205,494,785	$–	$–	$1,205,494,785
Short Term Investments	17,686,023	–	–	17,686,023
TOTAL	$1,223,180,808	$–	$–	$1,223,180,808

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Small Cap Value Fund
Common Stocks
Financial Services	$3,556,838	$64,710	$–	$3,621,548
Other(a)	3,870,714	–	–	3,870,714
Short Term Investments	239,140	–	–	239,140
TOTAL	$7,666,692	$64,710	$–	$7,731,402

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Insights Fund
Common Stocks(a)	$10,524,286	$–	$–	$10,524,286
Master Limited Partnerships(a)	59,100	–	–	59,100
Short Term Investments	356,505	–	–	356,505
TOTAL	$10,939,891	$–	$–	$10,939,891

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerald Banking and Finance Fund
Common Stocks
Banks: Diversified	$419,253,450	$14,535,799	$–	$433,789,249
Other(a)	107,762,981	–	–	107,762,981
Short Term Investments	3,437,077	–	–	3,437,077
TOTAL	$530,453,508	$14,535,799	$–	$544,989,307

(a)	For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

Annual Report | April 30, 2018	57

Emerald Funds	Notes to Financial Statements

April 30, 2018

The Funds recognize transfers between levels as of the end of the period. For the year ended April 30, 2018, the Funds had the following transfers between Level 1 and Level 2 securities.

	Level 1		Level 2
Emerald Banking and Finance Fund	Transfer In	Transfers (Out)	Transfer In	Transfers (Out)
Common Stocks	$7,231,669	$(8,744,467)	$8,744,467	$(7,231,669)
Total	$7,231,669	$(8,744,467)	$8,744,467	$(7,231,669)

The above transfers from Level 2 to Level 1 were due to the ability to obtain a closing market price within an active market for a security that previously had no market to trade. Additionally, the above transfers from Level 1 to Level 2 were due to the inability to obtain a closing market price due to an inactive market to trade. For the year ended April 30, 2018, the Emerald Growth Fund, the Emerald Small Cap Value Fund and Emerald Insights Fund did not have any transfers between Level 1 and Level 2 securities.

For the year ended April 30, 2018, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs generally will not be eligible for treatment as qualified dividend income. As the final character of the distributions is not known until reported by the REITs on their 1099s, the Funds utilize an average of the prior year’s reallocation information as an estimate for the current year character of distributions.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b-1 fees) and shareholder servicing fees, are charged directly to that Fund or share class. All expenses of a Fund, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Expenses that are common to the Funds generally are allocated among the Funds in proportion to their average daily net assets.

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that the Funds will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

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Emerald Funds	Notes to Financial Statements

April 30, 2018

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2018, permanent differences on book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to treatment of partnerships and net investment losses. These reclassifications were as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments	Paid-in Capital
Emerald Growth Fund	$5,604,935	$–	$(5,604,935)
Emerald Small Cap Value Fund	6,847	(1)	(6,846)
Emerald Insights Fund	84,326	(84,326)	–
Emerald Banking and Finance Fund	2,781,655	34,593	(2,816,248)

Included in those amounts reclassified was a net operating loss offset to Paid-in capital for the Emerald Growth Fund, the Emerald Small Cap Value Fund, and the Emerald Banking and Finance Fund in the amount of $5,604,935, $6,846, and $2,816,248 respectively.

Tax Basis of Investments: As of April 30, 2018, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
Emerald Growth Fund	$338,994,341	$(40,989,862)	$298,004,479	$925,176,329
Emerald Small Cap Value Fund	1,325,614	(270,426)	1,055,188	6,676,214
Emerald Insights Fund	1,427,319	(445,358)	981,961	9,957,930
Emerald Banking and Finance Fund	147,130,084	(2,214,436)	144,915,648	400,073,659

Components of Distributable Earnings: As of April 30, 2018, components of distributable earnings were as follows:

	Emerald Growth Fund	Emerald Small Cap Value Fund	Emerald Insights Fund	Emerald Banking and Finance Fund
Undistributed ordinary income	$–	$–	$22,553	$–
Accumulated capital gains	68,500,812	1,114,797	1,498,731	37,550,754
Net unrealized appreciation on investments	298,004,479	1,055,188	981,961	144,915,648
Other cumulative effect of timing differences	(1,459,831)	(6,508)	–	(1,277,168)
Total	$365,045,460	$2,163,477	$2,503,245	$181,189,234

During the year ended April 30, 2018, $55,659,946, $710,274, and $5,913,786 of capital loss carryforwards were utilized by the Emerald Growth Fund, Emerald Insights Fund, and Emerald Banking and Finance Fund.

Ordinary Losses: As of April 30, 2018, Emerald Growth Fund, Emerald Small Cap Value Fund, and Emerald Banking and Finance Fund elected to defer to the period ending April 30, 2019, late year ordinary losses in the amount of $1,459,831, $6,508 and $1,277,168, respectively.

Annual Report | April 30, 2018	59

Emerald Funds	Notes to Financial Statements

April 30, 2018

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

The tax characters of distributions paid by the Funds for the fiscal year ended April 30, 2018 were as follows:

	Ordinary Income	Long-Term Capital Gain
Emerald Growth Fund	$–	$–
Emerald Small Cap Value Fund	506,928	2,912,564
Emerald Insights Fund	–	–
Emerald Banking and Finance Fund	–	14,572,442

For the fiscal year ended April 30, 2017, the Funds did not pay any distributions.

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the year ended April 30, 2018 was as follows:

Funds	Cost of Investments Purchased	Proceeds from Investments Sold
Emerald Growth Fund	$755,001,524	$745,482,307
Emerald Small Cap Value Fund	5,437,356	6,508,802
Emerald Insights Fund	15,023,514	17,427,798
Emerald Banking and Finance Fund	323,622,767	307,515,283

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares) or make contributions to the Trust or its creditors solely by reason of the purchaser’s ownership of the shares. Shares have no pre-emptive rights.

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Emerald Funds	Notes to Financial Statements

April 30, 2018

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Funds pay the Adviser fees for the services and facilities it provides payable on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets. The management fee is paid on a monthly basis.

Emerald Growth Fund
Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

Emerald Small Cap Value Fund
Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

Emerald Insights Fund
Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

Emerald Banking and Finance Fund
Average Total Net Assets	Contractual Fee
Up to and including $100M	1.00%
Over $100M	0.90%

The Adviser has contractually agreed to limit each Fund’s total annual operating expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) set forth in the following table for Class A, Class C, Institutional Class, and Investor Class shares to the annual rates (as percentages of a Fund’s average daily net assets). This agreement (the “Expense Agreement”) is in effect from September 1, 2017 through August 31, 2018. The prior Expense Agreement was in effect from September 1, 2016 through August 31, 2017 for all Funds except the Emerald Small Cap Value Fund. The Emerald Small Cap Value Fund’s prior agreement was in effect from June 26, 2015 through August 31, 2017. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the expense agreement to the extent that a Fund’s expenses in later periods fall below the expense cap in effect at the time of the waiver or reimbursement. Notwithstanding the foregoing, the Funds will not be obligated to pay any such fees and expenses more than three years after the date of the waiver or reimbursement. The Adviser may not discontinue this waiver, prior to August 31, 2018, without the approval by the Fund’s Board. Fees waived/reimbursed by the Adviser for the year ended April 30, 2018 are disclosed in the Statements of Operations.

Annual Report | April 30, 2018	61

Emerald Funds	Notes to Financial Statements

April 30, 2018

Emerald Growth Fund
Class A	Class C	Institutional Class	Investor Class
1.29%	1.94%	0.99%	1.34%

Emerald Small Cap Value Fund
Class A	Class C	Institutional Class	Investor Class
1.35%	2.00%	1.00%	1.25%

Emerald Insights Fund
Class A	Class C	Institutional Class	Investor Class
1.35%	2.00%	1.05%	1.40%

Emerald Banking and Finance Fund
Class A	Class C	Institutional Class	Investor Class
1.84%	2.49%	1.54%	1.89%

For the year ended April 30, 2018, the fee waivers/reimbursements and recoupments of past waived fees were as follows:

Fund	Fees Waived/ Reimbursed By Adviser	Recoupment of Past Waived Fees By Adviser
Emerald Growth Fund
Class A	$–	$–
Class C	–	–
Institutional Class	–	–
Investor Class	–	–
Emerald Small Cap Value Fund
Class A	$32,984	$–
Class C	1,410	–
Institutional Class	53,258	–
Investor Class	7,303	–
Emerald Insights Fund
Class A	$72,407	$–
Class C	908	–
Institutional Class	8,238	–
Investor Class	693	22
Emerald Banking and Finance Fund
Class A	$–	$–
Class C	–	–
Institutional Class	–	–
Investor Class	–	–

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Emerald Funds	Notes to Financial Statements

April 30, 2018

As of April 30, 2018, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2019	Expires 2020	Expires 2021	Total
Emerald Growth Fund
Class A	$–	$–	$–	$–
Class C	–	–	–	–
Institutional Class	–	–	–	–
Investor Class	–	–	–	–
Emerald Small Cap Value Fund
Class A	$286	$6,552	$32,984	$39,822
Class C	647	4,441	1,410	6,498
Institutional Class	101,745	67,420	53,258	222,423
Investor Class	6,582	8,254	7,303	22,139
Emerald Insights Fund
Class A	$67,047	$80,509	$72,407	$219,963
Class C	467	793	908	2,168
Institutional Class	5,690	9,736	8,238	23,664
Investor Class	3,372	615	693	4,680
Emerald Banking and Finance Fund
Class A	$–	$–	$–	$–
Class C	–	–	–	–
Institutional Class	–	–	–	–
Investor Class	–	–	–	–

Fund Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assist in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year ended April 30, 2018 are disclosed in the Statements of Operations.

The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2018 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the year ended April 30, 2018 are disclosed in the Statements of Operations.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Funds for the year ended April 30, 2018 are disclosed in the Statements of Operations.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS Fund Services Inc. (“ALPS”)) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Each Fund has adopted a separate Distribution and Services Plan (each a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 of the 1940 Act. The Plans allow each Fund, as applicable, to use each Fund’s assets to pay fees in connection with the distribution and marketing of the Funds’ shares and/or the provision of shareholder services to the Funds’ shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include other affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plans permit each Fund to make total payments at an annual rate of up to 0.35%, 0.75% and 0.25% of the average daily net asset value of Class A, Class C and Investor Class, respectively. Because these fees are paid

Annual Report | April 30, 2018	63

Emerald Funds	Notes to Financial Statements

April 30, 2018

out of the Funds’ assets on an ongoing basis, over time they will increase the cost of an investment in the Funds, and Plan fees may cost an investor more than other types of sales charges.

Each Fund, except the Emerald Small Cap Value Fund, has adopted a Shareholder Services Plan (a “Shareholder Services Plan”) with respect to its Class C, Institutional Class and Investor Class shares. Under the Shareholder Services Plan, a Fund is authorized to compensate certain financial intermediaries, including broker-dealers and Fund affiliates which may include the Distributor, Adviser and/or the transfer agent (the “Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25%, 0.05% and 0.15% of the average daily net asset value of Class C, Institutional Class and Investor Class, respectively, of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with such Participating Organizations (the “Agreement”). Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Fees recaptured pursuant to the Shareholder Services Plan for the year ended April 30, 2018 are included as an offset to distribution and service fees as disclosed in the Statements of Operations.

The Emerald Small Cap Value Fund has adopted a Shareholder Services Plan (the “Plan”) with respect to its Class C shares. Under the Plan, the Fund is authorized to pay banks and its affiliates and other institutions, including broker-dealers and Fund affiliates which may include the Distributor, Adviser and/or the transfer agent (“Class C Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of Class C shares of the Fund attributable to or held in the name of the Participating Organizations for its clients as compensation for providing shareholder service activities, which do not include distribution services pursuant to an agreement with Participating Organizations. Any amount of such payment not paid to the Participating Organizations during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Plan fees are included with distribution and service fees in the Statements of Operations. Fees recaptured pursuant to the Plan for the year ended April 30, 2018 are included as an offset to distribution and service fees as disclosed in the Statements of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Emerald Funds	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Emerald Growth Fund, Emerald Small Cap Value Fund, Emerald Insights Fund, and Emerald Banking and Finance Fund (the "Funds"), four of the funds constituting the Financial Investors Trust, as of April 30, 2018; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for Emerald Growth Fund and Emerald Banking and Finance Fund; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for the Emerald Small Cap Value Fund and Emerald Insights Fund; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting the Financial Investors Trust as of April 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below) in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Financial Investors Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Emerald Small Cap Value Fund	For the year ended April 30, 2018	For the years ended April 30, 2018 and 2017	For each of the two years in the period ended April 30, 2018, the period from October 1, 2015 to April 30, 2016, and for the year ended September 30, 2015*
Emerald Insights Fund	For the year ended April 30, 2018	For the years ended April 30, 2018 and 2017	For each of the three years in the period ended April 30, 2018, and for the period August 1, 2014 (commencement of investment operations) to April 30, 2015

*	The financial highlights for the Emerald Small Cap Value Fund for the year ended September 30, 2014 and for the period from October 15, 2012 (commencement of investment operations), to September 30, 2013 were audited by other auditors whose report, dated November 24, 2014, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado
June 26, 2018

We have served as the auditor of one or more investment companies advised by Emerald Mutual Fund Advisers Trust since 2012.

Annual Report | April 30, 2018	65

Emerald Funds	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2018 (Unaudited)

Emerald Banking and Finance Fund
Emerald Growth Fund
Emerald Insights Fund
Emerald Small Cap Value Fund

On December 12, 2017, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and the Adviser, in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Emerald Funds:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the Emerald Funds, to Emerald of 1.00% of the Emerald Banking and Finance Fund’s daily average net asset up to and including $100 million and 0.90% in excess of $100 million and 0.75% of each of the other Emerald Fund’s daily average net assets up to and including $250 million, 0.65% in excess of $250 million and up to and including $500 million, 0.55% in excess of $500 million and up to and including $750 million, 0.45% in excess of $750 million, in light of the extent and quality of the advisory services provided by Emerald to the Emerald Funds.

The Board received and considered information including a comparison of each of the Emerald Fund’s contractual advisory fees and total expenses (net of waivers) with those of funds in the expense groups and universes of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the Banking and Finance Fund’s contractual advisory fee rate, for each share class, was above its Data Provider peer group median contractual advisory fee rate. The Trustees further noted that each of the other Emerald Fund’s contractual advisory fee rates, for each share class, were at or below their respective Data Provider peer group median contractual advisory fee rates.

Total Expense Ratios: Based on such information, the Trustees further reviewed and considered the total expense ratios (after waivers) of 1.43% for Class A, 2.08% for Class C, 1.14% for Institutional Class, and 1.48% for Investor Class of the Emerald Banking and Finance Fund; 1.08% for Class A, 1.73% for Class C, 0.77% for Institutional Class, and 1.13% for Investor Class of the Emerald Growth Fund; 1.35% for Class A, 2.00% for Class C, 1.05% for Institutional Class, and 1.40% for Investor Class of the Emerald Insights Fund; and 1.35% for Class A, 2.00% for Class C, 1.00% for Institutional Class, and 1.25% for Investor Class of the Emerald Small Cap Value Fund.

The Trustees noted that the total expense ratios (after waivers) for all classes of the Emerald Growth Fund and the Emerald Small Cap Fund were below the applicable Data Provider median total expense ratios (after waivers). The Trustees also noted that the total expense ratios (after waivers) for Emerald Banking and Finance Fund for Class A, Class C and Investor Class were similar to the applicable Data Provider median total expense ratios (after waivers) and for Institutional Class were above. The Trustees also noted that the total expense ratios (after waivers) for Emerald Insights Fund for Class A, Class C and Institutional Class were below the applicable Data Provider median total expense ratios (after waivers) and for Investor Class were above.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to the Emerald Funds under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Emerald in its presentation, including its Form ADV.

The Trustees reviewed and considered Emerald’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Emerald and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by Emerald, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Emerald Funds.

The Trustees considered the background and experience of Emerald’s management in connection with the Emerald Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Emerald Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Emerald’s insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees reviewed performance information for each of the Emerald Funds for the 3-month, 1-year, 3-year, 5-year, 10-year, and since inception periods ended September 30, 2017, as applicable. That review included a comparison of each Emerald Fund’s performance to the performance of the group of comparable funds selected by the Data Provider. The Trustees noted that the performance of all of the share classes of the Emerald Insights Fund for the available time periods were below their respective Data Provider universe median, and the performance of all of the share classes of the other Emerald Funds for the available time periods were above their respective Data Provider universe median.

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Emerald Funds	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2018 (Unaudited)

The Trustees also considered Emerald’s discussion of each Emerald Fund’s underlying portfolio diversification categories, its top contributors and top detractors, as well as Emerald’s performance and reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Emerald regarding fees charged to its other clients utilizing a strategy similar to that employed by an Emerald Fund.

Profitability: The Trustees received and considered a retrospective and projected profitability analysis prepared by Emerald based on the fees payable under the Investment Advisory Agreement with respect to each Emerald Fund. The Trustees considered the profits, if any, anticipated to be realized by Emerald in connection with the operation of each Emerald Fund. The Board then reviewed Emerald’s audited financial statements for the years ended September 30, 2016 and 2015 in order to analyze the financial condition and stability and profitability of Emerald.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Emerald Funds are or will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Emerald from its relationship with the Emerald Funds, including whether soft dollar arrangements were used.

In renewing Emerald as the Emerald Funds’ investment adviser and renewing the Investment Advisory Agreement and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the Banking and Finance Fund’s contractual advisory fee rate, for each share class, was above its Data Provider peer group median contractual advisory fee rate, and each of the other Emerald Fund’s contractual advisory fee rates, for each share class, were at or below their respective Data Provider peer group median contractual advisory fee rates;

●	the total expense ratios (after waivers) for all classes of the Emerald Growth Fund and the Emerald Small Cap Fund were below the applicable Data Provider median total expense ratios (after waivers); the total expense ratios (after waivers) for Emerald Banking and Finance Fund for Class A, Class C and Investor Class were similar to the applicable Data Provider median total expense ratios (after waivers) and for Institutional Class were above; and the total expense ratios (after waivers) for Emerald Insights Fund for Class A, Class C and Institutional Class were below the applicable Data Provider median total expense ratios (after waivers) and for Investor Class were above;

●	the nature, extent, and quality of services rendered by Emerald under the Investment Advisory Agreement with respect to the Emerald Funds were adequate;

●	performance of all of the share classes of the Emerald Insights Fund for the available time periods ended September 30, 2017 were below their respective Data Provider universe median, and the performance of all of the share classes of the other Emerald Funds for the available time periods ended September 30, 2017 were above their respective Data Provider universe median;

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Emerald’s other clients employing a comparable strategy to one or more of the Emerald Funds were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Funds;

●	the profit, if any, realized by Emerald in connection with the operation of the Emerald Funds is not unreasonable to the Funds; and

●	there were no material economies of scale or other incidental benefits accruing to Emerald in connection with its relationship with the Emerald Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Emerald’s compensation for investment advisory services is consistent with the best interests of the Emerald Funds and their shareholders.

Annual Report | April 30, 2018	67

Emerald Funds	Additional Information

April 30, 2018 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Each Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (855) 828-9909 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX INFORMATION (UNAUDITED)

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2017:

	QDI	DRD
Emerald Banking and Finance Fund	N/A	N/A
Emerald Growth Fund	N/A	N/A
Emerald Insights Fund	N/A	N/A
Emerald Small-Cap Value Fund	9.47%	9.60%

In early 2018, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2017 via Form 1099. The Funds will notify shareholders in early 2019 of amounts paid to them by the Funds, if any, during the calendar year 2018.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Emerald Banking and Finance Fund and the Emerald Small Cap Value Fund designated $14,752,442 and $2,912,564, respectively, as long-term capital gain dividends.

68	www.emeraldmutualfunds.com

Emerald Funds	Trustees and Officers

April 30, 2018 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-828-9909.

INDEPENDENT TRUSTEES
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	32	Ms. Anstine is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	32	Mr. Deems is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (9 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

Annual Report | April 30, 2018	69

Emerald Funds	Trustees and Officers

April 30, 2018 (Unaudited)

INDEPENDENT TRUSTEES
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. He served as Director of University of Colorado Hospital from 2008 to 2016. He was from 1994 to 2007 a Regent of the University of Colorado.	32	Mr. Rutledge is a Trustee of Principal Real Estate Fund (1 fund), Clough Global Dividend and Income Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	32	None.

70	www.emeraldmutualfunds.com

Emerald Funds	Trustees and Officers

April 30, 2018 (Unaudited)

INTERESTED TRUSTEE
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee and President	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) and ALPS Advisors, Inc. (“AAI”), and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	32	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund); Trustee of ALPS ETF Trust (21 funds).

Annual Report | April 30, 2018	71

Emerald Funds	Trustees and Officers

April 30, 2018 (Unaudited)

OFFICERS
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., ALPS Series Trust and Elevation ETF Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.
Karen S. Gilomen, 1970	Secretary	Ms. Gilomen was elected Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.	Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of Clough Funds Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Elevation ETF Trust, Index Funds, Reality Shares ETF Trust and Reaves Utility Income Fund.
Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.
Alan Gattis, 1980	Assistant Treasurer	Mr. Gattis was elected Assistant Treasurer of the Trust at the September 13, 2016 meeting of the Board of Trustees.	Mr. Gattis joined ALPS in 2011 and is currently Vice President and Fund Controller of ALPS. Prior to joining ALPS, Mr. Gattis was an Auditor at Spicer Jeffries LLP (2009 through 2011) and an Auditor at PricewaterhouseCoopers LLP (2004 - 2009). Because of his position with ALPS, Mr. Gattis is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gattis is also Assistant Treasurer of ALPS Series Trust and Elevation ETF Trust.

72	www.emeraldmutualfunds.com

Emerald Funds	Trustees and Officers

April 30, 2018 (Unaudited)

OFFICERS
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of ALPS ETF Trust and Principal Real Estate Income Fund.
Jennifer Craig 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and ALPS Series Trust.
Sareena Khwaja-Dixon, 1980	Assistant Secretary	Ms. Khwaja-Dixon was elected Assistant Secretary of the Trust at the December 12, 2017 meeting of the Board of Trustees.	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc., and Assistant Secretary of Clough Funds Trust, Clough Dividend and Income Fund, Clough Global Opportunities Fund, and Clough Global Equity Fund.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust (currently 32) and any other investment companies for which any Trustee serves as trustee for and which Emerald Mutual Fund Advisers Trust provides investment advisory services (currently none).

Annual Report | April 30, 2018	73

Emerald Funds	Privacy Policy

Who We Are
Who is providing this notice?	Emerald Banking and Finance Fund, Emerald Growth Fund, Emerald Insights Fund and Emerald Small Cap Value Fund
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes-information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.
Other Important Information
California residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

74	www.emeraldmutualfunds.com

Emerald Funds	Privacy Policy

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●     Social Security number and account transactions

●     Account balances and transaction history

●     Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the funds share:	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

Annual Report | April 30, 2018	75

Emerald Mutual Funds
P.O. Box 8556
Denver, CO 80201
(855) 828-9909
www.emeraldmutualfunds.com

Investment adviser:
Emerald Mutual Fund Advisers Trust
P.O. Box 10666
Lancaster, PA 17605

Must be accompanied by or proceeded by a Prospectus.
The Emerald Mutual Funds are distributed by ALPS Distributors, Inc.

GRANDEUR PEAK FUNDS

ELEVATED GLOBAL INVESTING®

ANNUAL

April 30, 2018

EMERGING MARKETS OPPORTUNITIES FUND GPEOX | GPEIX

GLOBAL MICRO CAP FUND GPMCX

GLOBAL OPPORTUNITIES FUND GPGOX | GPGIX

GLOBAL REACH FUND GPROX | GPRIX

GLOBAL STALWARTS FUND GGSOX | GGSYX

INTERNATIONAL OPPORTUNITIES FUND GPIOX | GPIIX

INTERNATIONAL STALWARTS FUND GISOX | GISYX

Shareholder Letter	1
Performance Update	5
Disclosure of Fund Expenses	26
Portfolio of Investments
Grandeur Peak Emerging Markets Opportunities Fund	28
Grandeur Peak Global Micro Cap Fund	32
Grandeur Peak Global Opportunities Fund	36
Grandeur Peak Global Reach Fund	41
Grandeur Peak Global Stalwarts Fund	47
Grandeur Peak International Opportunities Fund	50
Grandeur Peak International Stalwarts Fund	54
Statements of Assets and Liabilities	57
Statements of Operations	59
Statements of Changes in Net Assets
Grandeur Peak Emerging Markets Opportunities Fund	61
Grandeur Peak Global Micro Cap Fund	62
Grandeur Peak Global Opportunities Fund	63
Grandeur Peak Global Reach Fund	64
Grandeur Peak Global Stalwarts Fund	65
Grandeur Peak International Opportunities Fund	66
Grandeur Peak International Stalwarts Fund	67
Financial Highlights
Grandeur Peak Emerging Markets Opportunities Fund	68
Grandeur Peak Global Micro Cap Fund	70
Grandeur Peak Global Opportunities Fund	71
Grandeur Peak Global Reach Fund	73
Grandeur Peak Global Stalwarts Fund	75
Grandeur Peak International Opportunities Fund	77
Grandeur Peak International Stalwarts Fund	79
Notes to Financial Statements	81
Report of Independent Registered Public Accounting Firm	94
Additional Information	96
Trustees and Officers	98
Privacy Policy	103

Grandeur Peak Funds®	Shareholder Letter

April 30, 2018 (Unaudited)

Dear Fellow Shareholders,

We continue to be pleased with both the sustained maturation of our research team and the process improvements we’re making, which allow us to better screen and analyze the large investible universe, and connect global dots. We are super passionate about global dot connecting. Global dot connecting is the deep comprehension that helps give us a fuller understanding of a company’s sustainable competitive advantage + business model + headroom to grow. We gain that comprehension by comparing, contrasting, and seeking to understand the companies with which it competes, or even resembles, globally, as well as its often global customer base and global supply chain.

When we think of the power and beauty of global dot connecting, we are reminded of a favorite story by the famed physicist, Richard Feynman:

“I have a friend who’s an artist and has sometimes taken a view which I don’t agree with very well. He’ll hold up a flower and say ‘look how beautiful it is,’ and I’ll agree. Then he says ‘I as an artist can see how beautiful this is but you as a scientist take this all apart and it becomes a dull thing,’ and I think that he’s kind of nutty. First of all, the beauty that he sees is available to other people and to me too, I believe, although I might not be quite as refined aesthetically as he is, I can appreciate the beauty of a flower.

At the same time, I see much more about the flower than he sees. I could imagine the cells in there, the complicated actions inside, which also have a beauty. I mean it’s not just beauty at this dimension, at one centimeter; there’s also beauty at smaller dimensions, the inner structure, also the processes. The fact that the colors in the flower evolved in order to attract insects to pollinate it is interesting; it means that insects can see the color. It adds a question: does this aesthetic sense also exist in the lower forms? Why is it aesthetic? All kinds of interesting questions which a science knowledge only adds to the excitement, the mystery and the awe of a flower. It only adds. I don’t understand how it subtracts.” (BBC Documentary “The Pleasure of Finding Things Out”. 1981, Christopher Sykes)

There are many parallels between this story and investing, not the least of which is our belief that investing is half art and half science. We are striving to take the best of both of those worlds at Grandeur Peak and find a happy medium between the two such that the limitations of each can be overcome and the benefits of each obtained. We believe we’re better investors by combining both, as we see so much more than what is perhaps on the surface using just one medium, be it art (common-sense investing) or science (quantitative).

But the bigger analogy has to do with how country-specific managers (whom we most often compete against for ideas in a given market) view the world. Blake recently spoke with two such PMs running country funds, one in the US and the other in China, who echoed the artist in the story above—they asked Blake why he would bother picking apart a given idea through a global lens instead of simply appreciating the beauty of the investment opportunity in its immediate landscape? To both, it felt like we were doing too much work. They believed they could grasp the general investing thesis without having to put forth such an effort, and to undertake such work would be lifestyle altering—this literally came up as a point in the conversation. We can’t understand that attitude, or how a PM could get comfortable enough with an idea to make it a meaningful positon in their portfolio without fully understanding the global landscape in which the company operates. It is this depth of knowledge that also gives us confidence to take advantage of volatility and buy up in what we believe are great companies when other investors may be panicking.

The really exciting part of global investing—of connecting global dots—is the clearer vision you get to be able see things as they really are. It’s being able to discern the investment reality of a given idea on a deeper level than you could have ever before imagined. You can see the beauty of a company and its competitive advantage at smaller (yet meaningful and material) dimensions, which increases your confidence in the idea and the potential, realistic return. This process only adds to, and subtracts nothing, from an investor. It may be cliché to talk about putting together the global mosaic on a very grassroots level by connecting one company-specific dot after another, and then diligently maintaining all of those dots via a database and watch lists, but this is what we seek to do at Grandeur Peak.

Fund Performance & Attribution

For more in-depth analysis of each Fund, please see the latest quarterly letter and/or individual Fund pages on our website at www.grandeurpeakglobal.com. After healthy absolute returns a year ago, the global markets continued to provide strong returns over the past twelve months, despite a cooling off so far in 2018.

Emerging Markets Opportunities: For the year, the Institutional share class returned 13.24% vs 17.55% for the benchmark. Sectors of strength in the Fund were Financials and Consumer Staples, while the largest detractors were Consumer Discretionary, Real Estate, and Industrials. The Fund was most notably hurt by less liquid holdings in Asia. On average the Fund held about 4% cash, which was a drag on performance in the continuing bull market. As we announced last quarter, we’ve decided to improve the liquidity profile of the Emerging Markets portfolio, and with the recent jump in market volatility we were able to make some shifts in the composition of the portfolio.

Past performance does not guarantee future results.

Annual Report | April 30, 2018	1

Grandeur Peak Funds®	Shareholder Letter

April 30, 2018 (Unaudited)

Global Micro Cap: For the year, the Fund returned 17.68% vs 15.28% for the benchmark. Sectors of particular strength in the Fund were Technology, Consumer, and Financials, while the largest portfolio detractor was Real Estate. The Fund outperformed in the major regions, but lagged in Eastern Europe and Central Asia. Global economic growth feels moderate and we continue to find great ideas outside of the US, leading to an overweight in Emerging Markets that is likely to continue. We feel challenged in finding reasonably priced companies in the US micro-cap space, but we continue to look. Meanwhile, we are seeing strong and improving fundamentals in our holdings in other developed markets, especially Japan, United Kingdom, France and Sweden. We are also benefiting from volatility returning to the markets, making our Watch-A names more attractive. Maintaining a long Watch-A list is a team-based effort—we work together to vet high quality names that we would like to own, but which are simply too expensive at the moment.

Global Opportunities/International Opportunities: For the year, the Global Opportunities Institutional share class returned 18.62% vs 15.28% for the benchmark, and the International Opportunities Institutional share class returned 19.38% vs 17.95% for the benchmark. With respect to both Funds, the big contributing sectors were Technology and Financials, with the largest negative contribution coming from Materials. Both Funds outperformed in every region except Africa/Middle East. On the margin, we believe we used the recent market volatility to our advantage in rounding up in high quality names that were previously too expensive. We also exited names which were not as compelling at inflated prices. High quality names generally feel fully priced to us. Looking forward, we see so many ways we can continue to improve: better using our assessments of quality/value/momentum, listening to multiple minds and saluting the negative voice, weighting our portfolios to get more from our winners and better managing risk through controlled position size. We know we are often hard on ourselves, but we hold ourselves to a very high standard and are committed to continuous improvement.

Global Reach: For the year, the Institutional share class returned 18.69% vs 15.28% for the benchmark. Sectors of particular strength in the Fund were Financials and Technology. Our underperformance in Materials was a detractor. The Fund did well across geographies, with the only negative contribution coming from Asia. As of January 1st, we merged our Energy & Materials team with our Industrials team, so now the Fund is managed by five industry teams instead of six. These five teams still cover all stocks in the investable universe. The E&M and Industrials teams had found themselves working very closely together, and as you likely know, we are almost systemically underweight E&M given our investment approach. As such, it made sense to collapse these teams. The combined team will continue to screen all E&M names.

Global Stalwarts/International Stalwarts: For the year, the Global Stalwarts Institutional share class returned 20.05% vs 14.80% for the benchmark, and the International Stalwarts Institutional share class returned 20.79% vs 17.09% for the benchmark. With respect to both Funds, the big contributing sectors were Industrials and Financials, with the largest negative contribution coming from Materials. Both Funds did well across regions, with the only negative contribution coming from Africa/Middle East. As you know, we maintain a long list of Watch-A names and the recent market volatility gave us the chance to buy some high quality names. We also rounded up on some of our favorite owned names. It’s hard to say how much runway is left for stocks in the near term, but our strategy remains the same: to opportunistically add quality and defensiveness to the portfolio while incrementally selling our lower conviction holdings. Taking profits in big winners is also prudent to both controlling position size and managing risk. We’ve incrementally raised our positions in banking and energy as the opportunities from a rising interest rate and improving energy outlook has made some of our companies look more attractive on a fundamental basis.

Past performance does not guarantee future results.

Notes from the Road

Our team continues to travel throughout the world visiting companies, but last month we also had an incredible opportunity to travel to Ecuador with our spouses for a humanitarian project. Grandeur Peak Global Advisors partnered with Choice Humanitarian, an organization working to end global poverty. We joined with villagers in Cotacachi County, Ecuador in building a vocational school to provide access to technical training for the 1,500 students in the region. The work site is situated in the Intacara Valley and is susceptible to generous rainfall. Our teams worked to install a drainage canal around the school site by digging trenches, moving rocks, mixing, hauling and pouring cement and bending rebar for the forms. The school is scheduled to be completed in June 2019. We invited Bree Nielson and Riley Babbitt, both spouses of Grandeur Peak employees, to share their experiences.

By Bree Nielson, married to Dane Nielson, a research intern. Bree and Dane were part of Week 1 of our expedition.

While at home in Utah, I juggle multiple jobs, none of which demand the caliber of manual labor quite like our week in Ecuador. On weekdays, I teach 9th grade Biology to students whom I adore, yet want to lock up in a juvenile detention sometimes. On the weekends, I unwind as a respiratory therapist with all ages, but my favorite is being with the NICU babies. Dane and I have been married for a whopping 10 months now and going to Ecuador was our first big trip together. What could be better than a sharing a belated honeymoon/humanitarian trip down in the dirt and grime with your husband’s coworkers? To be honest, this trip was exactly the kind of fulfilling vacation Dane and I have dreamt about.

Ecuador was anything but relaxing as we worked side by side with the Indigenous people of Ecuador to build up a vocational school for their rising generation. The invitation to join my spouse in his company’s humanitarian trip was a pleasant surprise. As a newcomer to the Grandeur Peak family,

2	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Shareholder Letter

April 30, 2018 (Unaudited)

I’m glad that I got to meet everyone in our group at the Salt Lake City airport, having had a fresh morning shower – which was more pleasant than our group appeared at the end of the trip. Unfortunately, I went the “pack light” route and could have used a few more sets of clean clothes. But, there’s nothing quite like getting to know your spouse’s co-workers better than being sweaty and stinky together!

It wasn’t the sun being closer to the earth that made our welcome to the village of Pucará so warm, but the wonderful villagers who delightfully greeted us with their beautiful music, flowers and smiles. Our Ecuador Mamá took us into her home, which she graciously shared with us for the week. She spoke no English, and we spoke no Spanish. Problema? ¡No! I discovered that communication was not easy verbally, but there was no barrier to the love we shared with our new Ecuadorian friends and family. We got to know our sweet hostess throughout the week and discovered how self-sustaining she is. To start, she took in 4 nephews to raise up as her own when their mother left them. Her home is also situated on a sugar cane farm. She and her brothers are essential in the process of making sugar, an occupation that helps to sustain the family. What an exceptional woman she is, full of love, dedication, and certainly not afraid to get down and dirty with the boys.

Being a part of the building of a new vocational school was more than just pouring concrete and digging holes. It was a way to share laughter, hard work, and cultural experiences with one another. Turns out, we are not so different after all. We left behind a group of admirable Ecuadorian people, but went home with a work family bonded together in ways the walls of an office cannot do.

From Riley Babbitt, wife of Keefer Babbitt, a research analyst. Riley and Keefer were part of Week 2 of our expedition.

Though our welcome into the village of Pucará was a rainy one, our host family’s warmth made us feel right at home. Our mom, Alicia, and her daughter, Jessica, were incredibly thoughtful, kind, and patient as my husband and I navigated talking with little to no Spanish vocabulary. One of my favorite moments with Alicia was sitting out on her doorstep enjoying freshly-made empanadas and overlooking the misty mountains as I pet her dog, Thomas. The way of life in the village of Pucará is humble, yet beautiful and interconnected to the world and people who reside there.

The locals amazed me in many ways. For one, they were all incredibly willing to help their neighbor or community. Some who helped us at the vocational center, traveled over an hour just so they could help out! Another point of amazement was the widespread warmth of welcoming that I had felt immediately with our host family. All of the Ecuadorians at the work site were just as patient, if not more, with my attempts at Spanish conversations as Alicia, our host. However, I was most amazed at the Ecuadorians’ work ethic: they could race us up a hill with a full wheelbarrow and they would be at the top smiling at us as we were still wallowing with our own wheelbarrow in the mud. Turns out, a bunch of office-dwelling workers and their spouses aren’t as acclimated to the work of building a rural vocational center as the local Ecuadorians!

It’s difficult to summarize and explain the feelings I encountered on our trip to Ecuador, but the experiences we shared there have impacted my life at home immensely. Seeing the villagers so interconnected with not just their families, but also their friends and neighbors has encouraged me to reach out to my own friends and family more often. I also relished our group’s mealtimes and activities because everyone was openly conversing with each other and I was able to learn about the lives of many of my husband’s coworkers. Without the distractions of work, cellphones, and other obligations, this trip was the perfect opportunity to tune into what life should truly feel like: light, enjoyable, and filled with genuine connections to the people that surround you.

Business Update

This July will mark our 7th anniversary as a firm. We are very grateful to you for your trust and confidence in our team. Every day – whether it be in the office in Salt Lake City, or in some other part of the world where we are researching companies, expanding our global network, or visiting clients – we are mindful of the responsibility that we have to you and your financial goals.

Tomorrow, May 1st, also marks the first anniversary of the debut product launch from our joint venture with Laura Geritz and Rondure Global Advisors. We began this partnership with high hopes for what a collaboration with Laura and her team could bring to our research efforts, and we have not been disappointed. The collaboration has been impactful and we’re very grateful for the experience and skills the Rondure team adds to the mix. As we announced a few months ago, Zach Larkin has moved from Grandeur Peak to the Rondure team (although he is still sitting in the very same desk he has been for the past few years), which gives Rondure additional depth, but also allows for a more concentrated focus on frontier markets to benefit both firms.

We continue to see inflows into our two open Stalwarts strategies, which are now up to just over $1.2 million in AUM. As a firm we are managing roughly $4.1 billion in assets.

Annual Report | April 30, 2018	3

Grandeur Peak Funds®	Shareholder Letter

April 30, 2018 (Unaudited)

As always, please feel free to reach out any time with any questions, requests or comments. We appreciate and enjoy our relationship with you and continue to work hard on your behalf.

Sincerely,

Robert Gardiner, CFA

Chairman & Portfolio Manager

Blake Walker

CEO & Portfolio Manager

Randy Pearce, CFA, MBA

CIO & Portfolio Manager

RISKS: Mutual fund investing involves risks and loss of principal is possible. Investing in small and micro-cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in emerging markets are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a Grandeur Peak Funds prospectus, containing this and other information, visit www.grandeurpeakglobal.com or call 1-855-377-PEAK (7325). Please read it carefully before investing.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. The Funds do not accept any liability for losses either direct or consequential caused by the use of this information.

Past performance does not guarantee future results.

ALPS Distributors, Inc. is the Distributor for the Grandeur Peak Funds.

4	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

April 30, 2018 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2018

	6 Months	1 Year	3 Year	Since Inception(a)	Expense Ratio(b)
					Gross	Net(c)
Grandeur Peak Emerging Markets Opportunities Fund – Investor (GPEOX)	5.84%	12.99%	5.65%	7.85%	1.80%	1.80%
Grandeur Peak Emerging Markets Opportunities Fund – Institutional (GPEIX)	6.02%	13.24%	5.90%	8.09%	1.50%	1.50%
Russell Emerging Markets Small Cap Index(d)	6.22%	17.55%	4.65%	6.07%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of December 16, 2013.

(b)	Ratios as of the Prospectus dated August 31, 2017 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.95% and 1.70% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2018. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2018 except with the approval of the Fund’s Board of Trustees.

(d)	The Russell Emerging Markets Small Cap Index seeks to measure the performance of the small-cap equity universe of emerging countries. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Annual Report | April 30, 2018	5

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

April 30, 2018 (Unaudited)

Growth of $10,000 for the period ended April 30, 2018

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2018. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

6	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update

April 30, 2018 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	64.5%
Africa/Middle East	9.0%
Latin America	8.7%
Europe	7.6%
North America	4.5%
Cash, Cash Equivalents, & Other Net Assets	5.7%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Consumer	25.7%
Financials	21.4%
Technology	19.6%
Health Care	12.4%
Industrials	9.6%
Energy & Materials	5.6%
Cash, Cash Equivalents, & Other Net Assets	5.7%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
China Medical System Holdings, Ltd.	2.9%
FirstCash, Inc.	2.0%
Value Partners Group, Ltd.	1.8%
WNS Holdings, Ltd.	1.6%
Silergy Corp.	1.6%
Dino Polska SA	1.4%
Security Bank Corp.	1.4%
Parex Resources, Inc.	1.3%
Cyient, Ltd.	1.3%
Man Wah Holdings, Ltd.	1.2%
Total	16.5%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2018	7

Grandeur Peak Global Micro Cap Fund	Performance Update

April 30, 2018 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2018

	6 Months	1 Year	Since Inception(a)	Expense Ratio(b)
				Gross	Net(c)
Grandeur Peak Global MicroCap – Institutional (GPMCX)	4.12%	17.68%	15.09%	2.08%	2.00%
Russell Global Small Cap Index(d)	4.50%	15.28%	13.46%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of October 20, 2015.

(b)	Ratios as of the Prospectus dated August 31, 2017 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 2.00% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement is in effect through August 31, 2018. The Adviser will be permitted to recover expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred . This agreement may not be terminated or modified prior to August 31, 2018 except with the approval of the Fund’s Board of Trustees.

(d)	The Russell Global Small Cap Index seeks to measure the performance of the small-cap segment of the global equity universe. The Index is not actively managed and does not reflect any deductions for fees, expenses, or taxes. An investor may not invest directly in the Index.

8	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Performance Update

April 30, 2018 (Unaudited)

Growth of $10,000 for the period ended April 30, 2018

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to April 30, 2018. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Annual Report | April 30, 2018	9

Grandeur Peak Global Micro Cap Fund	Performance Update

April 30, 2018 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	29.8%
Europe	27.4%
North America	15.3%
Japan	13.9%
Australia/New Zealand	7.7%
Africa/Middle East	2.5%
Latin America	1.2%
Cash, Cash Equivalents, & Other Net Assets	2.2%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Financials	24.9%
Consumer	20.2%
Technology	19.9%
Industrials	15.7%
Health Care	11.9%
Energy & Materials	5.2%
Cash, Cash Equivalents, & Other Net Assets	2.2%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
M&A Capital Partners Co., Ltd.	2.4%
Heska Corp.	2.0%
Fiducian Group, Ltd.	1.9%
Esquire Financial Holdings, Inc.	1.9%
BBI Life Sciences Corp.	1.5%
Plover Bay Technologies, Ltd.	1.4%
Byke Hospitality, Ltd.	1.3%
Hingham Institution for Savings	1.3%
LoopUp Group PLC	1.3%
Pryce Corp.	1.3%
Total	16.3%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

10	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Performance Update

April 30, 2018 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2018

	6 Months	1 Year	3 Years	5 Years	Since Inception(a)	Expense Ratio(b)
						Gross	Net(c)
Grandeur Peak Global Opportunities Fund – Investor (GPGOX)	4.46%	18.41%	9.61%	12.70%	15.53%	1.62%	1.62%
Grandeur Peak Global Opportunities Fund – Institutional (GPGIX)	4.78%	18.62%	9.86%	12.95%	15.87%	1.37%	1.37%
Russell Global Small Cap Index(d)	4.50%	15.28%	8.89%	9.31%	11.45%
Russell Global Index(e)	3.92%	14.78%	8.20%	9.60%	11.63%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of October 17, 2011.

(b)	Ratios as of the Prospectus dated August 31, 2017 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2018. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture . Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2018 except with the approval of the Fund’s Board of Trustees.

(d)	The Russell Global Small Cap Index seeks to measure the performance of the small-cap segment of the global equity universe. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

(e)	The Russell Global Index is an additional index, and seeks to measure the performance of the global equity universe. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Annual Report | April 30, 2018	11

Grandeur Peak Global Opportunities Fund	Performance Update

April 30, 2018 (Unaudited)

Growth of $10,000 for the period ended April 30, 2018

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2018. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

12	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Performance Update

April 30, 2018 (Unaudited)

Regional Allocation (as a % of Net Assets)*
North America	33.7%
Europe	28.3%
Asia ex Japan	23.7%
Japan	8.1%
Latin America	2.9%
Africa/Middle East	2.1%
Australia/New Zealand	2.0%
Cash, Cash Equivalents, & Other Net Assets	-0.8%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Financials	27.5%
Industrials	22.3%
Technology	18.1%
Consumer	18.1%
Health Care	10.9%
Energy & Materials	3.9%
Cash, Cash Equivalents, & Other Net Assets	-0.8%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Knight-Swift Transportation Holdings, Inc.	2.2%
FirstCash, Inc.	2.0%
Power Integrations, Inc.	1.8%
Man Wah Holdings, Ltd.	1.3%
Home BancShares, Inc.	1.2%
First Republic Bank	1.1%
EPAM Systems, Inc.	1.1%
China Medical System Holdings, Ltd.	1.1%
Palfinger AG	1.0%
SVB Financial Group	1.0%
Total	13.8%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2018	13

Grandeur Peak Global Reach Fund	Performance Update

April 30, 2018 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2018

					Expense Ratio(b)
	6 Months	1 Year	3 Years	Since Inception(a)	Gross	Net(c)
Grandeur Peak Global Reach Fund – Investor (GPROX)	6.61%	18.44%	9.38%	13.13%	1.54%	1.54%
Grandeur Peak Global Reach Fund – Institutional (GPRIX)	6.73%	18.69%	9.64%	13.38%	1.29%	1.29%
Russell Global Small Cap Index(d)	4.50%	15.28%	8.89%	9.72%
Russell Global Index(e)	3.92%	14.78%	8.20%	9.98%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of June 19, 2013.
(b)	Ratios as of the Prospectus dated August 31, 2017 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1. 60% and 1.35% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2018. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture . Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2018 except with the approval of the Fund’s Board of Trustees.
(d)	The Russell Global Small Cap Index seeks to measure the performance of the small-cap segment of the global equity universe. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.
(e)	The Russell Global Index is an additional index, and seeks to measure the performance of the global equity universe. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

14	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Performance Update

April 30, 2018 (Unaudited)

Growth of $10,000 for the period ended April 30, 2018

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2018. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Annual Report | April 30, 2018	15

Grandeur Peak Global Reach Fund	Performance Update

April 30, 2018 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	30.1%
North America	26.7%
Asia ex Japan	25.3%
Japan	6.5%
Africa/Middle East	5.0%
Latin America	3.7%
Australia/New Zealand	3.2%
Cash, Cash Equivalents, & Other Net Assets	-0.5%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Financials	25.6%
Consumer	20.6%
Technology	19.4%
Industrials	18.0%
Health Care	12.0%
Energy & Materials	4.9%
Cash, Cash Equivalents, & Other Net Assets	-0.5%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
China Medical System Holdings, Ltd.	1.3%
Wix.com, Ltd.	1.3%
Dino Polska SA	1.1%
Man Wah Holdings, Ltd.	1.1%
WNS Holdings, Ltd.	1.0%
SVB Financial Group	1.0%
Wirecard AG	0.9%
BBI Life Sciences Corp.	0.8%
EPAM Systems, Inc.	0.8%
Hamilton Lane, Inc.	0.8%
Total	10.1%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

16	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Performance Update

April 30, 2018 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2018

				Expense Ratio(b)
	6 Months	1 Year	Since Inception(a)	Gross	Net(c)
Grandeur Peak Global Stalwarts – Investor (GGSOX)	7.34%	19.79%	17.33%	1.39%	1.35%
Grandeur Peak Global Stalwarts – Institutional (GGSYX)	7.45%	20.05%(d)	17.63%	1.14%	1.10%
Russell Global SMID Cap Index(e)	4.34%	14.80%	13.85%
Russell Global Index(f)	3.92%	14.78%	13.91%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of September 1, 2015.
(b)	Ratios as of the Prospectus dated August 31, 2017 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement is in effect through August 31, 2018. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture . Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. This agreement may not be terminated or modified prior to August 31, 2018 except with the approval of the Fund’s Board of Trustees.
(d)	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.
(e)	The Russell Global SMid Cap Index is designed to measure the performance of small- and mid-cap (SMid) securities and all capitalization securities respectively of issuers located in countries throughout the world representing developed and emerging markets. The Index is not actively managed and does not reflect any deductions for fees, expenses, or taxes. An investor may not invest directly in the Index.
(f)	The Russell Global Index is an additional index, and seeks to measure the performance of the global equity universe. The index is not actively managed and does not reflect any deductions for fees, expenses, or taxes. An investor may not invest directly in the Index.

Annual Report | April 30, 2018	17

Grandeur Peak Global Stalwarts Fund	Performance Update

April 30, 2018 (Unaudited)

Growth of $10,000 for the period ended April 30, 2018

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2018. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

18	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Performance Update

April 30, 2018 (Unaudited)

Regional Allocation (as a % of Net Assets)*
North America	36.1%
Europe	26.1%
Asia ex Japan	21.7%
Japan	6.8%
Latin America	4.4%
Africa/Middle East	1.3%
Australia/New Zealand	0.9%
Cash, Cash Equivalents, & Other Net Assets	2.7%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Financials	26.3%
Consumer	22.5%
Industrials	20.5%
Technology	14.5%
Health Care	10.3%
Energy & Materials	3.2%
Cash, Cash Equivalents, & Other Net Assets	2.7%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Knight-Swift Transportation Holdings, Inc.	2.2%
Stantec, Inc.	2.0%
Nihon M&A Center, Inc.	1.8%
B&M European Value Retail SA	1.7%
Ritchie Bros Auctioneers, Inc.	1.7%
Power Integrations, Inc.	1.6%
FirstCash, Inc.	1.6%
HealthEquity, Inc.	1.6%
First Republic Bank	1.6%
China Medical System Holdings, Ltd.	1.5%
Total	17.3%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2018	19

Grandeur Peak International Opportunities Fund	Performance Update

April 30, 2018 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2018

						Expense Ratio(b)
	6 Months	1 Year	3 Years	5 Years	Since Inception(a)	Gross	Net(c)
Grandeur Peak International Opportunities Fund – Investor (GPIOX)	4.83%	19.30%	9.82%	12.09%	15.22%	1.62%	1.62%
Grandeur Peak International Opportunities Fund – Institutional (GPIIX)	4.97%	19.38%	10.06%	12.30%	15.45%	1.37%	1.37%
Russell Global ex-U.S. Small Cap Index(d)	5.33%	17.95%	8.37%	7.78%	9.54%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of October 17, 2011.
(b)	Ratios as of the Prospectus dated August 31, 2017 and may differ from the ratios presented in the Financial Highlights.
(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2018. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture . Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2018 except with the approval of the Fund’s Board of Trustees.
(d)	The Russell Global ex-U.S. Small Cap Index seeks to measure the performance of the small-cap segment of the global equity universe, excluding companies assigned to the United States. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

20	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Performance Update

April 30, 2018 (Unaudited)

Growth of $10,000 for the period ended April 30, 2018

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2018. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Annual Report | April 30, 2018	21

Grandeur Peak International Opportunities Fund	Performance Update

April 30, 2018 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	35.6%
Asia ex Japan	31.4%
Japan	11.4%
North America	10.3%
Africa/Middle East	3.7%
Latin America	3.6%
Australia/New Zealand	2.6%
Cash, Cash Equivalents, & Other Net Assets	1.4%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Financials	24.8%
Consumer	20.3%
Industrials	20.1%
Technology	17.6%
Health Care	11.1%
Energy & Materials	4.7%
Cash, Cash Equivalents, & Other Net Assets	1.4%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
FirstCash, Inc.	2.0%
China Medical System Holdings, Ltd.	1.5%
Wirecard AG	1.2%
Man Wah Holdings, Ltd.	1.2%
M&A Capital Partners Co., Ltd.	1.1%
Silergy Corp.	1.1%
Irish Residential Properties REIT PLC	1.1%
EPAM Systems, Inc.	1.1%
Create SD Holdings Co., Ltd.	1.0%
WNS Holdings, Ltd.	1.0%
Total	12.3%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

22	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Performance Update

April 30, 2018 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2018

				Expense Ratio(b)
	6 Months	1 Year	Since Inception(a)	Gross	Net(c)
Grandeur Peak International Stalwarts – Investor	7.03%	20.50%	18.62%	1.27%	1.27%
Grandeur Peak International Stalwarts – Institutional	7.17%	20.79%	18.89%	1.02%	1.02%
Russell Global ex-U.S. SMID Cap Index(d)	4.84%	17.09%	14.32%
Russell Global ex-U.S. Small Cap Index(e)	5.33%	17.95%	14.84%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of September 1, 2015.

(b)	Ratios as of the Prospectus dated August 31, 2017 and may differ from the ratios presented in the Financial Highlights.

(c)	Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursements (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement is in effect through August 31, 2018. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture . Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred This agreement may not be terminated or modified prior to August 31, 2018 except with the approval of the Fund’s Board of Trustees.

(d)	The Russell Global ex-US SMid Cap Index is constructed to provide a comprehensive and unbiased barometer for the small- and mid-cap (SMid) segments excluding companies assigned to the United States. The Russell Global ex-US SMid Cap Index is reconstituted annually to accurately reflect the changes in the market over time. The Index is not actively managed and does not reflect any deductions for fees, expenses, or taxes. An investor may not invest directly in the Index.

(e)	The Russell Global ex-U.S. Small Cap Index is designed to measure the performance of small capitalization securities outside of the U.S. The Index is not actively managed and does not reflect any deductions for fees, expenses, or taxes. An investor may not invest directly in the Index.

Annual Report | April 30, 2018	23

Grandeur Peak International Stalwarts Fund	Performance Update

April 30, 2018 (Unaudited)

Growth of $10,000 for the period ended April 30, 2018

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2018. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

24	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Performance Update

April 30, 2018 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	35.9%
Asia ex Japan	27.9%
North America	13.5%
Japan	8.7%
Latin America	5.9%
Africa/Middle East	1.7%
Australia/New Zealand	1.0%
Cash, Cash Equivalents, & Other Net Assets	5.4%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Consumer	24.9%
Financials	24.0%
Industrials	18.8%
Technology	13.7%
Health Care	9.6%
Energy & Materials	3.6%
Cash, Cash Equivalents, & Other Net Assets	5.4%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Stantec, Inc.	2.4%
Nihon M&A Center, Inc.	2.2%
B&M European Value Retail SA	2.2%
Ritchie Bros Auctioneers, Inc.	2.1%
China Medical System Holdings, Ltd.	1.9%
FirstCash, Inc.	1.9%
Value Partners Group, Ltd.	1.7%
MISUMI Group, Inc.	1.6%
Brembo SpA	1.6%
Vitasoy International Holdings, Ltd.	1.6%
Total	19.2%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2018	25

Grandeur Peak Funds®	Disclosure of Fund Expenses

April 30, 2018 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2017 through of April 30, 2018.

Actual Expenses The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Disclosure of Fund Expenses

April 30, 2018 (Unaudited)

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expense Ratio(a)	Expenses Paid During period November 1, 2017 - April 30, 2018(b)
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class
Actual	$1,000.00	$1,058.40	1.77%	$9.03
Hypothetical (5% return before expenses)	$1,000.00	$1,016.02	1.77%	$8.85
Institutional Class
Actual	$1,000.00	$1,060.20	1.54%	$7.87
Hypothetical (5% return before expenses)	$1,000.00	$1,017.16	1.54%	$7.70
Grandeur Peak Global Micro Cap Fund
Institutional Class
Actual	$1,000.00	$1,041.20	2.00%	$10.12
Hypothetical (5% return before expenses)	$1,000.00	$1,014.88	2.00%	$9.99
Grandeur Peak Global Opportunities Fund
Investor Class
Actual	$1,000.00	$1,044.60	1.55%	$7.86
Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	1.55%	$7.75
Institutional Class
Actual	$1,000.00	$1,047.80	1.31%	$6.65
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	1.31%	$6.56
Grandeur Peak Global Reach Fund
Investor Class
Actual	$1,000.00	$1,066.10	1.52%	$7.79
Hypothetical (5% return before expenses)	$1,000.00	$1,017.26	1.52%	$7.60
Institutional Class
Actual	$1,000.00	$1,067.30	1.28%	$6.56
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	1.28%	$6.41
Grandeur Peak Global Stalwarts Fund
Investor Class
Actual	$1,000.00	$1,073.40	1.35%	$6.94
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	1.35%	$6.76
Institutional Class
Actual	$1,000.00	$1,074.50	1.10%	$5.66
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	1.10%	$5.51
Grandeur Peak International Opportunities Fund
Investor Class
Actual	$1,000.00	$1,048.30	1.55%	$7.87
Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	1.55%	$7.75
Institutional Class
Actual	$1,000.00	$1,049.70	1.30%	$6.61
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	1.30%	$6.51
Grandeur Peak International Stalwarts Fund
Investor Class
Actual	$1,000.00	$1,070.30	1.20%	$6.16
Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	1.20%	$6.01
Institutional Class
Actual	$1,000.00	$1,071.70	0.95%	$4.88
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	0.95%	$4.76

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 181/365 (to reflect the half-year period).

Annual Report | April 30, 2018	27

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

April 30, 2018

	Shares	Value (Note 2)
COMMON STOCKS (94.12%)
Argentina (1.17%)
Despegar.com Corp.(a)	110,900	$3,256,024
Globant SA(a)	55,137	2,481,716
		5,737,740

Bangladesh (1.11%)
Olympic Industries, Ltd.	272,639	866,928
Square Pharmaceuticals, Ltd.	1,237,947	4,576,043
		5,442,971

Brazil (3.21%)
Fleury SA	376,500	2,806,124
Hapvida Participacoes e Investimentos SA(a)(b)(c)	53,600	423,053
Hypermarcas SA	221,300	1,985,459
M Dias Branco SA	199,200	2,500,804
Notre Dame Intermedica Participacoes SA(a)	133,000	772,214
Pagseguro Digital, Ltd., Class A(a)	96,125	3,194,234
Raia Drogasil SA	161,900	3,175,887
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	164,200	871,809
		15,729,584

China (15.23%)
58.com, Inc., ADR(a)	38,250	3,342,667
Alibaba Group Holding, Ltd., Sponsored ADR(a)	14,450	2,579,903
ANTA Sports Products, Ltd.	644,000	3,704,663
BBI Life Sciences Corp.(c)	9,968,500	4,140,497
BrightKing Holdings, Ltd.	833,721	2,040,167
China Medical System Holdings, Ltd.	5,664,000	13,971,198
CSPC Pharmaceutical Group, Ltd.	1,027,000	2,643,181
Ctrip.com International, Ltd., ADR(a)	75,175	3,074,657
Essex Bio-technology, Ltd.	4,001,000	3,578,580
JD.com, Inc., ADR(a)	95,000	3,468,450
Man Wah Holdings, Ltd.	8,146,400	6,061,549
O2Micro International, Ltd., ADR(a)	462,244	637,897
On-Bright Electronics, Inc.	549,941	4,488,897
Shanghai Haohai Biological Technology Co., Ltd., Class H(b)(c)	567,800	3,725,698
Silergy Corp.	368,422	7,745,373
Tencent Holdings, Ltd.	47,900	2,386,257
Xiabuxiabu Catering Management China Holdings Co., Ltd.(b)(c)	2,366,500	4,082,538
	Shares	Value (Note 2)
China (continued)
Yum China Holdings, Inc.	68,600	$2,933,336
		74,605,508

Colombia (2.31%)
Amerisur Resources PLC(a)	6,100,400	1,459,646
Gran Tierra Energy, Inc.(a)	1,124,500	3,722,095
Parex Resources, Inc.(a)	356,831	6,139,177
		11,320,918

Egypt (1.92%)
African Export-Import Bank, GDR(a)	500,000	1,987,500
Commercial International Bank Egypt SAE	374,454	1,990,513
Integrated Diagnostics Holdings PLC(b)(c)	371,100	1,762,725
Juhayna Food Industries	1,422,650	1,095,896
Obour Land For Food Industries	2,116,943	2,577,982
		9,414,616

Georgia (2.62%)
BGEO Group PLC	122,812	5,883,821
Georgia Healthcare Group PLC(a)(b)(c)	319,225	1,217,352
TBC Bank Group PLC	225,706	5,711,208
		12,812,381

Greece (1.00%)
Sarantis SA	285,485	4,912,713

Hong Kong (5.57%)
International Housewares Retail Co., Ltd.	8,126,000	1,646,186
Jacobson Pharma Corp., Ltd.(c)	5,020,000	1,208,845
Plover Bay Technologies, Ltd.(c)	8,892,000	1,824,023
Samsonite International SA	1,026,900	4,657,825
TK Group Holdings, Ltd.	5,467,000	4,067,869
Value Partners Group, Ltd.	9,436,800	9,017,602
Vitasoy International Holdings, Ltd.	1,837,900	4,882,396
		27,304,746

India (12.53%)
Alkem Laboratories, Ltd.	142,085	4,207,517
Bajaj Finance, Ltd.	169,000	4,830,706
Byke Hospitality, Ltd.	981,000	2,805,272
City Union Bank, Ltd.	1,198,250	3,300,843
Control Print, Ltd.	255,504	1,757,403
Cyient, Ltd.	537,595	6,129,098
Essel Propack, Ltd.	144,761	583,143
Indiabulls Housing Finance, Ltd.	179,500	3,515,231
Kellton Tech Solutions, Ltd.(a)	1,152,350	1,136,983

See Notes to Financial Statements.

28	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

April 30, 2018

	Shares	Value (Note 2)
India (continued)
Kovai Medical Center and Hospital	75,083	$1,385,053
L&T Finance Holdings, Ltd.	1,057,500	2,744,366
L&T Technology Services, Ltd.(b)(c)	171,540	3,417,435
SBI Life Insurance Co., Ltd.(b)(c)	32,443	361,229
Somany Ceramics, Ltd.	96,303	802,284
Thyrocare Technologies, Ltd.	248,644	2,492,215
Time Technoplast, Ltd.	2,390,721	5,751,128
Vaibhav Global, Ltd.(a)	200,319	2,168,272
Vakrangee, Ltd.	838,000	1,254,991
WNS Holdings, Ltd., ADR(a)	160,186	7,837,901
Yes Bank, Ltd.	905,500	4,911,462
		61,392,532

Indonesia (4.30%)
Ace Hardware Indonesia Tbk PT	12,870,000	1,202,588
Arwana Citramulia Tbk PT	58,293,000	1,458,111
Bekasi Fajar Industrial Estate Tbk PT	56,350,600	1,077,395
Delfi, Ltd.	866,400	947,421
Hexindo Adiperkasa Tbk PT	3,557,100	859,073
Indonesia Pondasi Raya Tbk PT	14,757,300	891,007
Link Net Tbk PT	7,350,500	2,853,024
Lippo Cikarang Tbk PT(a)	3,005,000	498,943
Panin Sekuritas Tbk PT	7,155,500	853,774
Sarana Menara Nusantara Tbk PT	9,443,000	2,131,250
Selamat Sempurna Tbk PT	38,912,900	4,055,612
Tempo Scan Pacific Tbk PT	17,950,700	2,051,509
Ultrajaya Milk Industry & Trading Co., Tbk PT	20,171,600	2,160,337
		21,040,044

Kenya (0.69%)
Safaricom, Ltd.	11,916,300	3,356,286

Malaysia (2.21%)
AEON Credit Service M Bhd	1,224,400	4,081,853
CB Industrial Product Holding Bhd	2,761,800	1,034,751
My EG Services Bhd	4,339,900	2,898,060
Mynews Holdings Bhd	2,292,100	882,139
Scicom MSC Bhd	3,685,500	1,944,434
		10,841,237

Mexico (2.47%)
Credito Real SAB de CV SOFOM ER(a)	2,044,271	2,977,531
Grupo Herdez SAB de CV	1,081,600	2,591,507
Regional SAB de CV	649,900	4,136,664
	Shares	Value (Note 2)
Mexico (continued)
Unifin Financiera SAB de CV SOFOM ENR	663,600	$2,377,344
		12,083,046

Oman (0.88%)
Tethys Oil AB	480,023	4,303,222

Pakistan (0.81%)
Abbott Laboratories Pakistan, Ltd.	132,850	829,953
Akzo Nobel Pakistan, Ltd.	852,800	1,500,093
Meezan Bank, Ltd.	2,408,320	1,646,251
		3,976,297

Peru (2.04%)
Alicorp SAA	1,439,086	5,286,529
Credicorp, Ltd.	20,325	4,725,359
		10,011,888

Philippines (4.31%)
Concepcion Industrial Corp.	2,912,792	3,377,183
Holcim Philippines, Inc.	3,694,500	663,232
Pepsi-Cola Products Philippines, Inc.	23,627,000	1,196,200
Puregold Price Club, Inc.	3,372,100	3,088,678
Robinsons Land Corp.	8,093,762	2,799,608
Robinsons Retail Holdings, Inc.	1,675,000	2,945,439
Security Bank Corp.	1,746,600	7,053,969
		21,124,309

Poland (2.84%)
AmRest Holdings SE(a)	9,628	1,264,586
Dino Polska SA(a)(b)(c)	261,600	7,080,645
LiveChat Software SA	239,800	3,040,329
Medicalgorithmics SA	27,700	1,175,919
PGS Software SA	426,467	1,360,865
		13,922,344

Russia (0.60%)
MD Medical Group Investments PLC, GDR(c)	117,400	1,074,210
TCS Group Holding PLC, GDR(c)	91,200	1,878,720
		2,952,930

South Africa (4.40%)
ARB Holdings, Ltd.	1,134,108	518,605
Blue Label Telecoms, Ltd.	1,363,023	1,359,196
Capitec Bank Holdings, Ltd.	23,200	1,654,840
Cartrack Holdings, Ltd.	1,526,449	2,314,472
Cashbuild, Ltd.	47,300	1,650,662
City Lodge Hotels, Ltd.	41,992	552,482
Clicks Group, Ltd.	113,000	1,937,091
EOH Holdings, Ltd.	396,824	1,207,822
Interwaste Holdings, Ltd.	15,918,682	1,085,510

See Notes to Financial Statements.

Annual Report | April 30, 2018	29

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

April 30, 2018

	Shares	Value (Note 2)
South Africa (continued)
Italtile, Ltd.	2,339,672	$2,691,608
Shoprite Holdings, Ltd.	57,700	1,152,611
Transaction Capital, Ltd.	3,877,628	5,450,144
		21,575,043

South Korea (7.58%)
BGF Retail Co., Ltd.	17,674	3,160,652
Daebongls Co., Ltd.	26,500	281,611
Hanssem Co., Ltd.	17,500	1,908,852
Hy-Lok Corp.	55,300	1,429,034
ISC Co., Ltd.	165,732	2,405,174
Kakao M Corp.	42,500	3,561,397
Koh Young Technology, Inc.	30,244	2,882,673
LEENO Industrial, Inc.	68,200	3,658,874
LG Household & Health Care, Ltd.	4,625	5,932,541
Medy-Tox, Inc.	7,000	4,572,071
NAVER Corp.	5,512	3,695,138
Vitzrocell Co., Ltd.(a)(d)	444,769	3,657,929
		37,145,946

Sri Lanka (0.89%)
Hemas Holdings PLC	2,946,326	2,335,388
Royal Ceramics Lanka PLC	2,965,133	2,011,853
		4,347,241

Switzerland (0.58%)
Wizz Air Holdings PLC(a)(b)(c)	64,800	2,849,373

Taiwan (5.71%)
ASPEED Technology, Inc.	69,929	2,009,012
I Yuan Precision Ind Co., Ltd.	430,000	872,019
Materials Analysis Technology, Inc.	501,000	1,198,885
Rafael Microelectronics, Inc.	262,000	1,270,748
Sinmag Equipment Corp.	1,039,133	5,426,328
Sitronix Technology Corp.	942,000	2,712,670
Sporton International, Inc.	1,044,317	5,806,369
Tehmag Foods Corp.	145,200	1,079,682
Test Research, Inc.	1,626,000	3,006,175
TSC Auto ID Technology Co., Ltd.	208,000	1,645,075
TTFB Co., Ltd.	179,000	1,406,638
Voltronic Power Technology Corp.	86,000	1,534,754
		27,968,355

Thailand (1.77%)
Muangthai Leasing PCL	1,963,000	2,270,263
Srisawad Corp., PCL	2,086,240	3,437,404
TOA Paint Thailand PCL(a)	2,428,000	2,942,681
		8,650,348
	Shares	Value (Note 2)
Turkey (0.84%)
Aselsan Elektronik Sanayi Ve Ticaret AS	144,900	$898,914
DP Eurasia NV(a)(b)(c)	1,236,100	3,233,305
		4,132,219

United Arab Emirates (0.25%)
Aramex PJSC	1,123,419	1,238,677

United States (2.02%)
FirstCash, Inc.	114,195	9,900,706

Vietnam (2.26%)
FPT Corp.	713,527	1,786,678
Ho Chi Minh City Development Joint Stock Commercial Bank	1,583,953	2,978,153
Lix Detergent JSC	437,310	864,496
Vietnam Dairy Products JSC	666,076	5,413,230
		11,042,557

TOTAL COMMON STOCKS
(Cost $372,027,690)		461,135,777

	Principal Amount	Value (Note 2)
CORPORATE BONDS (0.14%)
Malaysia (0.14%)
AEON Credit Service M Bhd 3.50%, 09/15/2020	$2,260,800	$674,177

TOTAL CORPORATE BONDS
(Cost $537,071)		674,177

TOTAL INVESTMENTS (94.26%)
(Cost $372,564,761)		$461,809,954

Other Assets In Excess Of Liabilities (5.74%)		28,118,064

NET ASSETS (100.00%)		$489,928,018

See Notes to Financial Statements.

30	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments

April 30, 2018

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2018, these securities had a total aggregate market value of $28,153,353 representing 5.75% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2018, the aggregate market value of those securities was $38,279,646, representing 7.81% of net assets.

(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also footnote 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2018	31

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

April 30, 2018

	Shares	Value (Note 2)
COMMON STOCKS (97.31%)
Australia (7.12%)
Australian Ethical Investment, Ltd.	415	$42,178
Beacon Lighting Group, Ltd.	39,349	43,843
Blue Sky Alternative Investments, Ltd.	78,844	182,822
Class, Ltd.	72,133	124,902
Fiducian Group, Ltd.	241,628	782,212
Hub24, Ltd.(a)	25,700	214,572
Kogan.com, Ltd.	31,500	184,264
Lycopodium, Ltd.	89,026	313,669
Mainstream Group Holdings, Ltd.	974,669	469,619
Mitula Group, Ltd.(a)	387,052	131,127
National Storage REIT	196,847	237,114
National Veterinary Care, Ltd.	67,400	122,288
Reject Shop, Ltd.	21,835	121,152
		2,969,762

Britain (10.84%)
AB Dynamics PLC	12,432	165,161
Arrow Global Group PLC	31,219	159,668
City of London Investment Group PLC	37,697	228,089
Curtis Banks Group PLC	46,300	192,498
dotdigital group PLC	152,400	185,681
Horizon Discovery Group PLC(a)	42,400	84,056
Impax Asset Management Group PLC	144,325	325,855
JTC PLC(a)(b)(c)	104,200	439,681
K3 Capital Group PLC	48,679	205,740
LoopUp Group PLC(a)	89,733	532,438
Morses Club PLC	78,838	158,192
Motorpoint group PLC(c)	36,982	132,374
On the Beach Group PLC(b)(c)	51,200	431,381
Oxford Immunotec Global PLC(a)	22,794	292,447
Premier Asset Management Group PLC	121,300	412,475
Premier Technical Services Group PLC	62,313	158,705
River & Mercantile Group PLC	61,300	258,239
Tracsis PLC	19,300	160,219
		4,522,899

Canada (0.92%)
Biosyent, Inc.(a)	37,893	295,128
Cipher Pharmaceuticals, Inc.(a)	31,300	88,248
		383,376

China (4.64%)
BBI Life Sciences Corp.(c)	1,555,000	645,882
BrightKing Holdings, Ltd.	74,332	181,895
Essex Bio-technology, Ltd.	329,000	294,265
	Shares	Value (Note 2)
China (continued)
Hop Hing Group Holdings, Ltd.	6,984,000	$163,730
O2Micro International, Ltd., ADR(a)	122,075	168,463
On-Bright Electronics, Inc.	42,572	347,494
Xiabuxiabu Catering Management China Holdings Co., Ltd.(b)(c)	78,500	135,423
		1,937,152

Colombia (1.24%)
Amerisur Resources PLC(a)	1,326,900	317,488
Gran Tierra Energy, Inc.(a)	59,850	198,104
		515,592

Egypt (0.54%)
Obour Land For Food Industries	186,387	226,979

France (1.79%)
Esker SA	3,500	234,153
Neurones	3,900	120,567
Thermador Groupe	2,721	392,663
		747,383

Georgia (1.10%)
Georgia Healthcare Group PLC(a)(b)(c)	34,700	132,327
TBC Bank Group PLC	12,822	324,445
		456,772

Germany (0.76%)
Nexus AG	6,200	207,393
publity AG	6,900	109,988
		317,381

Greece (1.10%)
Sarantis SA	26,700	459,462

Hong Kong (3.21%)
International Housewares Retail Co., Ltd.	1,063,000	215,345
Jacobson Pharma Corp., Ltd.(c)	775,000	186,625
Plover Bay Technologies, Ltd.(c)	2,912,000	597,341
TK Group Holdings, Ltd.	457,000	340,043
		1,339,354

India (5.36%)
Byke Hospitality, Ltd.	196,779	562,710
Control Print, Ltd.	18,500	127,247
Cyient, Ltd.	23,640	269,519
Essel Propack, Ltd.	13,034	52,505
Kellton Tech Solutions, Ltd.(a)	98,464	97,151

See Notes to Financial Statements.

32	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

April 30, 2018

	Shares	Value (Note 2)
India (continued)
Kovai Medical Center and Hospital	21,967	$405,224
Somany Ceramics, Ltd.	9,033	75,253
Thyrocare Technologies, Ltd.	30,800	308,715
Time Technoplast, Ltd.	141,015	339,226
		2,237,550

Indonesia (2.80%)
Arwana Citramulia Tbk PT	7,920,100	198,109
Astra Graphia Tbk PT	1,109,700	115,656
BFI Finance Indonesia Tbk PT	5,268,300	306,726
Hexindo Adiperkasa Tbk PT	634,500	153,238
Selamat Sempurna Tbk PT	3,764,900	392,388
		1,166,117

Ireland (1.67%)
Hostelworld Group PLC(b)(c)	43,487	242,468
Irish Residential Properties REIT PLC	275,700	453,458
		695,926

Japan (13.88%)
Abist Co., Ltd.	4,400	192,792
AIT Corp.	19,600	215,148
Amiyaki Tei Co., Ltd.	2,200	108,068
Anshin Guarantor Service Co., Ltd.	19,200	50,230
Arcland Service Holdings Co., Ltd.	8,000	171,387
Atrae, Inc.(a)	6,900	198,504
Central Automotive Products, Ltd.	16,500	257,341
eGuarantee, Inc.	11,000	220,563
Future Corp.	19,600	226,443
Hard Off Corp. Co., Ltd.	20,000	208,013
M&A Capital Partners Co., Ltd.(a)	13,900	1,005,754
Marklines Co, Ltd.	22,100	310,112
MKSystem Corp.	12,400	148,705
Naigai Trans Line, Ltd.	10,800	181,383
Open Door, Inc.(a)	10,200	190,620
Qol Co., Ltd.	15,400	316,678
Quick Co., Ltd.	10,400	171,431
Silver Life Co., Ltd.(a)	9,000	370,060
Synchro Food Co., Ltd.(a)	29,400	294,753
Syuppin Co., Ltd.	25,500	287,843
Trancom Co., Ltd.	2,700	204,994
Vega Corp Co., Ltd.(a)	20,800	295,295
Yakuodo Co., Ltd.	4,700	163,159
		5,789,276

Malaysia (2.11%)
AEON Credit Service M Bhd	64,950	216,527
Foundpac Group Bhd	1,634,000	91,622
Mynews Holdings Bhd	1,142,000	439,511
	Shares	Value (Note 2)
Malaysia (continued)
Scicom MSC Bhd	251,600	$132,742
		880,402

Mexico (0.33%)
Credito Real SAB de CV SOFOM ER(a)	95,430	138,996

Netherlands (0.73%)
Shop Apotheke Europe NV(a)(b)	6,475	303,385

New Zealand (0.55%)
CBL Corp., Ltd.(d)	159,993	25,891
Restaurant Brands New Zealand, Ltd.	40,364	203,913
		229,804

Norway (5.03%)
Infront ASA	105,800	369,271
Komplett Bank ASA(a)	75,000	160,054
Medistim ASA	25,862	255,967
Multiconsult ASA(b)(c)	22,900	194,109
Sbanken ASA(b)(c)	57,900	523,260
Self Storage Group ASA(a)	82,800	163,075
Webstep ASA(b)(c)	133,000	431,048
		2,096,784

Oman (0.74%)
Tethys Oil AB	34,600	310,176

Pakistan (0.30%)
Akzo Nobel Pakistan, Ltd.	71,300	125,418

Philippines (1.64%)
Concepcion Industrial Corp.	129,770	150,460
Pryce Corp.	4,586,500	531,773
		682,233

Poland (1.22%)
LiveChat Software SA	18,500	234,554
Medicalgorithmics SA	2,600	110,375
PGS Software SA	51,047	162,892
		507,821

Singapore (0.80%)
Riverstone Holdings, Ltd.	419,800	332,421

South Africa (0.95%)
ARB Holdings, Ltd.	400,143	182,978
Cartrack Holdings, Ltd.	43,100	65,350
Trellidor Holdings, Ltd.	344,300	149,155
		397,483

South Korea (1.70%)
Daebongls Co., Ltd.	898	9,543

See Notes to Financial Statements.

Annual Report | April 30, 2018	33

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

April 30, 2018

	Shares	Value (Note 2)
South Korea (continued)
Hy-Lok Corp.	6,412	$165,696
ISC Co., Ltd.	12,695	184,235
LEENO Industrial, Inc.	4,800	257,516
Vitzrocell Co., Ltd.(a)(d)	11,180	91,948
		708,938

Sri Lanka (0.37%)
Royal Ceramics Lanka PLC	224,570	152,372

Sweden (2.81%)
Absolent Group AB	11,329	157,839
Bufab AB	14,221	192,609
HIQ International AB	26,600	215,676
Swedencare AB(a)	44,878	173,738
TF Bank AB(c)	11,400	101,546
Vitec Software Group AB, Class B	35,500	332,433
		1,173,841

Taiwan (4.79%)
I Yuan Precision Ind Co., Ltd.	3,000	6,084
Materials Analysis Technology, Inc.	48,045	114,971
Rafael Microelectronics, Inc.	32,000	155,206
RiTdisplay Corp.	77,000	309,702
Sinmag Equipment Corp.	34,000	177,547
Sitronix Technology Corp.	66,000	190,060
Sporton International, Inc.	24,481	136,114
Tai Shing Electronics Components Corp.	135,000	319,402
Tehmag Foods Corp.	25,300	188,126
TSC Auto ID Technology Co., Ltd.	27,000	213,543
TTFB Co., Ltd.	24,000	188,600
		1,999,355

Turkey (0.86%)
DP Eurasia NV(a)(b)(c)	137,500	359,663

United States (14.10%)
Aratana Therapeutics, Inc.(a)	31,500	162,225
DXP Enterprises, Inc.(a)	11,075	402,022
Esquire Financial Holdings, Inc.(a)	32,060	772,325
First of Long Island Corp.	13,150	348,475
GBGI, Ltd.	192,500	234,538
Hackett Group, Inc.	18,175	294,617
Heska Corp.(a)	10,000	816,200
Hingham Institution for Savings	2,715	553,860
Kinsale Capital Group, Inc.	2,725	140,474
LeMaitre Vascular, Inc.	3,192	100,388
LGI Homes, Inc.(a)	2,900	200,680
Malibu Boats, Inc., Class A(a)	4,686	157,918
NV5 Global, Inc.(a)	2,375	139,769
	Shares	Value (Note 2)
United States (continued)
People's Utah Bancorp	4,700	$149,695
Reis, Inc.	7,450	156,450
Resources Connection, Inc.	9,450	147,892
Seacoast Commerce Banc Holdings	15,325	308,033
Smart Sand, Inc.(a)	36,199	264,977
STAAR Surgical Co.(a)	11,050	179,563
Transcat, Inc.(a)	15,166	250,239
Veracyte, Inc.(a)	16,258	98,523
		5,878,863

Vietnam (1.31%)
Lix Detergent JSC	152,700	301,865
Taisun Int'l Holding Corp.	50,000	243,354
		545,219

TOTAL COMMON STOCKS
(Cost $32,860,834)		40,588,155

	Principal Amount	Value (Note 2)
CORPORATE BONDS (0.45%)
Germany (0.36%)
publity AG 3.50%, 11/17/2020	$150,000	$150,165

Malaysia (0.09%)
AEON Credit Service M Bhd 3.50%, 09/15/2020	129,900	38,737

TOTAL CORPORATE BONDS
(Cost $195,634)		188,902

TOTAL INVESTMENTS (97.76%)
(Cost $33,056,468)		$40,777,057

Other Assets In Excess Of Liabilities (2.24%)		932,293

NET ASSETS (100.00%)		$41,709,350

See Notes to Financial Statements.

34	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments

April 30, 2018

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2018, these securities had a total aggregate market value of $3,192,745 representing 7.65% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2018, the aggregate market value of those securities was $4,553,127, representing 10.92% of net assets.

(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also footnote 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2018	35

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

April 30, 2018

	Shares	Value (Note 2)
COMMON STOCKS (100.70%)
Argentina (0.39%)
Globant SA(a)	67,375	$3,032,549

Australia (1.37%)
Blue Sky Alternative Investments, Ltd.	663,700	1,538,973
Class, Ltd.	797,195	1,380,387
Greencross, Ltd.	242,916	971,089
IPH, Ltd.	499,167	1,375,421
Magellan Financial Group, Ltd.	151,464	2,663,734
National Storage REIT	1,661,347	2,001,193
National Veterinary Care, Ltd.	397,700	721,575
		10,652,372

Austria (1.02%)
Palfinger AG	212,735	7,989,555

Bangladesh (0.32%)
Square Pharmaceuticals, Ltd.	668,185	2,469,930

Belgium (0.72%)
Melexis NV	59,193	5,650,612

Bermuda (0.34%)
Bank of NT Butterfield & Son, Ltd.	56,600	2,685,670

Brazil (0.50%)
Fleury SA	312,100	2,326,139
Hapvida Participacoes e Investimentos SA(a)(b)(c)	43,300	341,758
Notre Dame Intermedica Participacoes SA(a)	215,400	1,250,638
		3,918,535

Britain (10.71%)
Arrow Global Group PLC	607,739	3,108,246
Ascential PLC	601,800	3,491,292
B&M European Value Retail SA	1,065,300	5,944,125
boohoo.com PLC(a)	1,140,400	2,877,790
Clinigen Group PLC	605,876	7,319,312
Close Brothers Group PLC	132,522	2,802,326
Diploma PLC	175,800	2,918,808
Domino's Pizza Group PLC	624,200	3,121,969
EMIS Group PLC	241,917	2,837,562
Intertek Group PLC	39,800	2,685,389
JTC PLC(a)(b)(c)	1,012,700	4,273,175
Metro Bank PLC(a)	75,800	3,445,765
On the Beach Group PLC(b)(c)	608,300	5,125,174
Oxford Immunotec Global PLC(a)	281,879	3,616,508
Premier Asset Management Group PLC	420,400	1,429,549
	Shares	Value (Note 2)
Britain (continued)
River & Mercantile Group PLC	477,200	$2,010,302
RPS Group PLC	1,508,839	5,369,612
Sabre Insurance Group PLC(a)(b)(c)	859,300	3,028,476
Sanne Group PLC	644,314	5,508,440
Secure Trust Bank PLC	87,000	2,485,288
St James's Place PLC	266,400	4,168,147
Ted Baker PLC	77,525	2,843,252
Ultra Electronics Holdings PLC	160,050	3,102,400
		83,512,907

Canada (2.80%)
Biosyent, Inc.(a)	233,500	1,818,607
Cipher Pharmaceuticals, Inc.(a)	588,400	1,658,949
Richelieu Hardware, Ltd.	258,165	5,571,675
Ritchie Bros Auctioneers, Inc.	124,825	4,085,522
Spartan Energy Corp.(a)	370,934	1,837,408
Stantec, Inc.	268,212	6,824,632
		21,796,793

China (5.91%)
BBI Life Sciences Corp.(c)	13,832,000	5,745,233
BrightKing Holdings, Ltd.	191,000	467,389
China Medical System Holdings, Ltd.	3,504,000	8,643,198
CSPC Pharmaceutical Group, Ltd.	871,000	2,241,685
Man Wah Holdings, Ltd.	13,153,200	9,786,994
O2Micro International, Ltd., ADR(a)	870,186	1,200,857
On-Bright Electronics, Inc.	724,181	5,911,132
Silergy Corp.	353,852	7,439,066
Xiabuxiabu Catering Management China Holdings Co., Ltd.(b)(c)	2,700,000	4,657,871
		46,093,425

Colombia (1.06%)
Amerisur Resources PLC(a)	3,109,700	744,060
Gran Tierra Energy, Inc.(a)	775,950	2,568,394
Parex Resources, Inc.(a)	288,300	4,960,121
		8,272,575

Egypt (0.08%)
Integrated Diagnostics Holdings PLC(b)(c)	131,600	625,100

Finland (0.37%)
Metso OYJ	81,000	2,894,365

France (1.94%)
Alten SA	17,853	1,774,330
BioMerieux	39,200	3,105,369
Bureau Veritas SA	93,100	2,434,057
Esker SA	30,047	2,010,176

See Notes to Financial Statements.

36	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

April 30, 2018

	Shares	Value (Note 2)
France (continued)
Infotel SA	12,620	$815,336
Medicrea International(a)	91,851	332,758
Neurones	39,608	1,224,464
Thermador Groupe	23,869	3,444,493
		15,140,983

Georgia (1.06%)
BGEO Group PLC	111,900	5,361,036
TBC Bank Group PLC	114,900	2,907,401
		8,268,437

Germany (4.03%)
Aroundtown SA	734,200	5,869,426
Dermapharm Holding SE(a)	75,700	2,513,922
GRENKE AG	20,700	2,445,989
Nexus AG	125,024	4,182,119
Norma Group SE	76,768	5,650,374
PATRIZIA Immobilien AG(a)	187,213	3,748,381
publity AG	83,400	1,329,423
Wirecard AG	41,885	5,720,637
		31,460,271

Hong Kong (2.13%)
International Housewares Retail Co., Ltd.	12,296,000	2,490,956
Samsonite International SA	845,000	3,832,761
Value Partners Group, Ltd.	7,593,000	7,255,706
Vitasoy International Holdings, Ltd.	1,135,483	3,016,420
		16,595,843

India (6.13%)
Alkem Laboratories, Ltd.	209,631	6,207,735
Bajaj Finance, Ltd.	196,250	5,609,621
Byke Hospitality, Ltd.	869,500	2,486,426
City Union Bank, Ltd.	503,593	1,387,258
Cyient, Ltd.	532,616	6,072,333
Genpact, Ltd.	52,450	1,672,631
Indiabulls Housing Finance, Ltd.	82,000	1,605,844
Kellton Tech Solutions, Ltd.(a)	1,186,000	1,170,184
Kovai Medical Center and Hospital	25,501	470,416
L&T Finance Holdings, Ltd.	1,114,000	2,890,992
L&T Technology Services, Ltd.(b)(c)	29,848	594,634
SBI Life Insurance Co., Ltd.(b)(c)	73,797	821,674
Thyrocare Technologies, Ltd.	75,500	756,753
Time Technoplast, Ltd.	1,450,205	3,488,619
Vakrangee, Ltd.	1,189,000	1,780,650
WNS Holdings, Ltd., ADR(a)	158,125	7,737,056
Yes Bank, Ltd.	561,000	3,042,883
		47,795,709
	Shares	Value (Note 2)
Indonesia (1.97%)
Arwana Citramulia Tbk PT	59,516,800	$1,488,722
Astra Graphia Tbk PT	7,527,400	784,527
Delfi, Ltd.	1,572,400	1,719,442
Link Net Tbk PT	3,945,800	1,531,523
Panin Sekuritas Tbk PT	4,960,800	591,909
Selamat Sempurna Tbk PT	59,713,000	6,223,457
Tempo Scan Pacific Tbk PT	15,553,000	1,777,486
Ultrajaya Milk Industry & Trading Co., Tbk PT	11,829,000	1,266,861
		15,383,927

Ireland (0.33%)
Irish Residential Properties REIT PLC	1,553,046	2,554,375

Israel (0.67%)
Wix.com, Ltd.(a)	63,409	5,215,390

Italy (0.62%)
Brembo SpA	182,700	2,702,700
DiaSorin SpA	22,591	2,137,459
		4,840,159

Japan (8.15%)
AIT Corp.	365,500	4,012,075
Amiyaki Tei Co., Ltd.	51,900	2,549,424
Arcland Service Holdings Co., Ltd.	144,100	3,087,104
Create SD Holdings Co., Ltd.	236,700	6,863,694
Dip Corp.	95,000	2,309,824
Future Corp.	220,300	2,545,178
Japan Lifeline Co., Ltd.	104,800	3,096,451
M&A Capital Partners Co., Ltd.(a)	78,400	5,672,741
Macromill, Inc.	47,300	1,277,688
MISUMI Group, Inc.	169,100	4,686,910
Naigai Trans Line, Ltd.	55,300	928,749
Nihon M&A Center, Inc.	178,000	5,226,674
Nippon Valqua Industries, Ltd.	70,900	1,958,635
Prestige International, Inc.	64,400	742,850
Qol Co., Ltd.	114,100	2,346,293
Seria Co., Ltd.	37,000	1,814,124
Synchro Food Co., Ltd.(a)	299,700	3,004,676
Syuppin Co., Ltd.	250,300	2,825,377
Tokyo Century Corp.	42,100	2,634,138
Trancom Co., Ltd.	78,270	5,942,563
		63,525,168

Luxembourg (0.77%)
Grand City Properties SA	116,300	2,808,878
L'Occitane International SA	1,696,753	3,160,611
		5,969,489

Malaysia (0.72%)
AEON Credit Service M Bhd	880,220	2,934,441

See Notes to Financial Statements.

Annual Report | April 30, 2018	37

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

April 30, 2018

	Shares	Value (Note 2)
Malaysia (continued)
My EG Services Bhd	4,027,600	$2,689,515
		5,623,956

Mexico (0.63%)
Credito Real SAB de CV SOFOM ER(a)	1,688,349	2,459,122
Regional SAB de CV	383,034	2,438,041
		4,897,163

Netherlands (0.56%)
Aalberts Industries NV	87,822	4,331,241

New Zealand (0.65%)
CBL Corp., Ltd.(d)	1,107,672	179,252
Restaurant Brands New Zealand, Ltd.	961,802	4,858,878
		5,038,130

Norway (1.89%)
Medistim ASA	152,700	1,511,335
Multiconsult ASA(b)(c)	156,000	1,322,314
Norwegian Finans Holding ASA(a)	127,567	1,555,171
Sbanken ASA(b)(c)	761,300	6,880,103
TGS NOPEC Geophysical Co., ASA	109,400	3,466,522
		14,735,445

Oman (0.30%)
Tethys Oil AB	257,300	2,306,596

Peru (0.97%)
Alicorp SAA	1,359,162	4,992,925
Credicorp, Ltd.	11,050	2,569,015
		7,561,940

Philippines (1.75%)
Concepcion Industrial Corp.	1,227,152	1,422,799
Pepsi-Cola Products Philippines, Inc.	25,184,900	1,275,074
Puregold Price Club, Inc.	5,230,000	4,790,423
Robinsons Retail Holdings, Inc.	1,096,000	1,927,284
Security Bank Corp.	1,051,640	4,247,244
		13,662,824

Poland (0.82%)
Dino Polska SA(a)(b)(c)	146,023	3,952,358
LiveChat Software SA	76,200	966,110
PGS Software SA	120,487	384,476
Wawel SA	3,656	1,083,306
		6,386,250
	Shares	Value (Note 2)
Singapore (0.40%)
Riverstone Holdings, Ltd.	3,984,200	$3,154,909

South Africa (0.87%)
Cartrack Holdings, Ltd.	1,715,256	2,600,749
Cashbuild, Ltd.	53,100	1,853,069
EOH Holdings, Ltd.	167,000	508,302
Italtile, Ltd.	1,595,243	1,835,201
		6,797,321

South Korea (1.95%)
Hy-Lok Corp.	159,212	4,114,275
ISC Co., Ltd.	141,074	2,047,326
Kakao M Corp.	26,500	2,220,636
Koh Young Technology, Inc.	26,081	2,485,881
LEENO Industrial, Inc.	46,500	2,494,687
Medy-Tox, Inc.	2,870	1,874,549
		15,237,354

Sweden (2.71%)
AddTech AB, Class B	182,127	3,797,844
Beijer Alma AB	85,931	2,477,840
Bufab AB	215,908	2,924,256
HIQ International AB	144,392	1,170,748
Hoist Finance AB(b)(c)	247,700	2,197,905
Indutrade AB	180,100	4,265,643
Moberg Pharma AB(a)	114,016	352,856
Nibe Industrier AB, Class B	308,400	3,155,618
TF Bank AB(c)	86,200	767,828
		21,110,538

Switzerland (0.66%)
Luxoft Holding, Inc.(a)	52,975	2,137,541
VZ Holding AG	10,796	3,044,886
		5,182,427

Taiwan (1.19%)
ASPEED Technology, Inc.	42,237	1,213,440
Sinmag Equipment Corp.	330,842	1,727,649
Sporton International, Inc.	773,249	4,299,240
Test Research, Inc.	665,000	1,229,463
TSC Auto ID Technology Co., Ltd.	104,000	822,537
		9,292,329

Thailand (0.32%)
Srisawad Corp., PCL	1,532,000	2,524,208

United Arab Emirates (0.19%)
Aramex PJSC	1,364,364	1,504,342

United States (29.87%)
Aratana Therapeutics, Inc.(a)	282,375	1,454,231
Bank of the Ozarks	123,250	5,768,100

See Notes to Financial Statements.

38	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

April 30, 2018

	Shares	Value (Note 2)
United States (continued)
BioDelivery Sciences International, Inc.(a)	407,328	$814,656
Blackline, Inc.(a)	29,150	1,206,810
CoBiz Financial, Inc.	40,750	821,112
Core Laboratories NV	45,100	5,522,495
Diamond Hill Investment Group, Inc.	13,575	2,652,826
Docusign, Inc.(a)	100	3,863
DXP Enterprises, Inc.(a)	102,725	3,728,917
EPAM Systems, Inc.(a)	75,850	8,673,447
Esquire Financial Holdings, Inc.(a)	13,051	314,399
ExlService Holdings, Inc.(a)	52,700	3,046,587
Fastenal Co.	114,850	5,741,351
First of Long Island Corp.	25,425	673,762
First Republic Bank	96,400	8,952,668
FirstCash, Inc.	183,888	15,943,090
Gentex Corp.	137,475	3,126,182
Grand Canyon Education, Inc.(a)	21,225	2,207,188
Hackett Group, Inc.	149,500	2,423,395
Hamilton Lane, Inc., Class A	155,468	6,506,336
Heska Corp.(a)	47,150	3,848,383
Hingham Institution for Savings	20,620	4,206,480
Home BancShares, Inc.	387,875	9,014,215
IDEX Corp.	40,600	5,426,596
Inphi Corp.(a)	135,000	3,858,300
Kinsale Capital Group, Inc.	70,550	3,636,853
Knight-Swift Transportation Holdings, Inc.	439,970	17,163,230
LeMaitre Vascular, Inc.	63,473	1,996,226
LGI Homes, Inc.(a)	59,501	4,117,469
Littelfuse, Inc.	8,075	1,509,379
LKQ Corp.(a)	79,900	2,478,498
Lululemon Athletica, Inc.(a)	52,125	5,202,075
MarketAxess Holdings, Inc.	39,575	7,860,782
MEDNAX, Inc.(a)	100,975	4,635,762
Microchip Technology, Inc.	55,545	4,646,895
Monro, Inc.	102,700	5,746,065
MSC Industrial Direct Co., Inc., Class A	86,350	7,464,094
NOW, Inc.(a)	227,010	2,753,631
NV5 Global, Inc.(a)	50,875	2,993,994
Paycom Software, Inc.(a)	40,675	4,645,492
Power Integrations, Inc.	208,475	14,134,605
PRA Group, Inc.(a)	146,475	5,214,510
Resources Connection, Inc.	225,454	3,528,355
Signature Bank(a)	21,600	2,746,440
Silicon Laboratories, Inc.(a)	71,515	6,643,744
Smart Sand, Inc.(a)	475,699	3,482,117
STAAR Surgical Co.(a)	103,397	1,680,201
SVB Financial Group(a)	26,425	7,917,194
TriMas Corp.(a)	145,225	3,935,598
	Shares	Value (Note 2)
United States (continued)
Veracyte, Inc.(a)	147,402	$893,256
		232,961,854

Vietnam (0.86%)
Ho Chi Minh City Development Joint Stock Commercial Bank	2,005,870	3,771,443
Vietnam Dairy Products JSC	358,800	2,915,984
		6,687,427

TOTAL COMMON STOCKS
(Cost $557,832,948)		785,340,393

	Principal Amount	Value (Note 2)
CORPORATE BONDS (0.07%)
Malaysia (0.07%)
AEON Credit Service M Bhd 3.50%, 09/15/2020	$1,678,440	$500,516

TOTAL CORPORATE BONDS
(Cost $398,727)		500,516

TOTAL INVESTMENTS (100.77%)
(Cost $558,231,675)		$785,840,909

Liabilities In Excess Of Other Assets (-0.77%)		(5,991,732)

NET ASSETS (100.00%)		$779,849,177

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2018, these securities had a total aggregate market value of $33,820,542 representing 4.34% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2018, the aggregate market value of those securities was $40,333,605, representing 5.17% of net assets.
(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also footnote 2 to the financial statements for additional information.

See Notes to Financial Statements.

Annual Report | April 30, 2018	39

Grandeur Peak Global Opportunities Fund	Portfolio of Investments

April 30, 2018

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

40	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2018

	Shares	Value (Note 2)
COMMON STOCKS (100.03%)
Argentina (0.70%)
Banco Macro SA, ADR	3,350	$324,682
Despegar.com Corp.(a)	18,900	554,904
Globant SA(a)	22,463	1,011,060
Grupo Financiero Galicia SA, ADR	5,650	361,148
Grupo Supervielle SA, ADR	12,050	336,677
		2,588,471

Australia (2.85%)
Appen, Ltd.	23,342	169,404
Australian Ethical Investment, Ltd.	4,878	495,774
Beacon Lighting Group, Ltd.	359,880	400,985
Blue Sky Alternative Investments, Ltd.	579,002	1,342,578
Class, Ltd.	436,300	755,478
Fiducian Group, Ltd.	61,644	199,557
Hub24, Ltd.(a)	97,900	817,378
IPH, Ltd.	400,697	1,104,093
Kogan.com, Ltd.	191,956	1,122,875
Mainstream Group Holdings, Ltd.	1,860,800	896,578
Mitula Group, Ltd.(a)	1,381,173	467,917
National Storage REIT	447,698	539,279
National Veterinary Care, Ltd.	249,500	452,685
Netwealth Group, Ltd.(a)	315,714	1,711,335
		10,475,916

Austria (0.39%)
Palfinger AG	38,148	1,432,701

Bangladesh (0.34%)
Square Pharmaceuticals, Ltd.	335,766	1,241,151

Belgium (0.25%)
Melexis NV	9,497	906,591

Bermuda (0.74%)
Bank of NT Butterfield & Son, Ltd.	57,450	2,726,003

Brazil (0.96%)
Fleury SA	122,300	911,525
Hapvida Participacoes e Investimentos SA(a)(b)(c)	44,200	348,861
M Dias Branco SA	59,200	743,211
Notre Dame Intermedica Participacoes SA(a)	101,400	588,740
Pagseguro Digital, Ltd., Class A(a)	28,600	950,378
		3,542,715

Britain (11.55%)
AB Dynamics PLC	95,393	1,267,311
	Shares	Value (Note 2)
Britain (continued)
Abcam PLC	21,489	$361,220
Arrow Global Group PLC	145,051	741,855
Ascential PLC	323,900	1,879,078
B&M European Value Retail SA	241,600	1,348,072
boohoo.com PLC(a)	510,600	1,288,495
Clinigen Group PLC	177,730	2,147,075
Close Brothers Group PLC	44,180	934,235
Curtis Banks Group PLC	214,200	890,565
Diploma PLC	81,700	1,356,466
Domino’s Pizza Group PLC	278,400	1,392,432
dotdigital group PLC	946,956	1,153,752
EMIS Group PLC	53,596	628,654
Horizon Discovery Group PLC(a)	282,600	560,240
IDOX PLC	550,000	262,743
Impax Asset Management Group PLC	390,442	881,535
Intertek Group PLC	11,400	769,182
JTC PLC(a)(b)(c)	470,542	1,985,493
LoopUp Group PLC(a)	218,949	1,299,151
Metro Bank PLC(a)	52,800	2,400,216
Morses Club PLC	475,200	953,508
Mortgage Advice Bureau Holdings, Ltd.	112,200	962,322
On the Beach Group PLC(b)(c)	275,700	2,322,884
Oxford Immunotec Global PLC(a)	68,850	883,345
Premier Asset Management Group PLC	314,200	1,068,421
Premier Technical Services Group PLC	232,587	592,375
Purplebricks Group PLC(a)	160,000	762,141
RPS Group PLC	287,699	1,023,855
Sabre Insurance Group PLC(a)(b)(c)	666,400	2,348,629
Sanne Group PLC	259,273	2,216,605
Softcat PLC	58,399	553,138
St James’s Place PLC	144,000	2,253,053
Ted Baker PLC	33,300	1,221,287
Ultra Electronics Holdings PLC	47,250	915,891
WANdisco PLC(a)	66,045	882,874
		42,508,098

Canada (2.50%)
Biosyent, Inc.(a)	111,100	865,298
Birchcliff Energy, Ltd.	111,300	403,088
Cipher Pharmaceuticals, Inc.(a)	160,200	451,672
DIRTT Environmental Solutions(a)	178,900	784,460
NCS Multistage Holdings, Inc.(a)	20,175	367,589
Richelieu Hardware, Ltd.	42,500	917,228
Ritchie Bros Auctioneers, Inc.	53,000	1,734,690
Spartan Energy Corp.(a)	252,400	1,250,254
Stantec, Inc.	62,520	1,590,816

See Notes to Financial Statements.

Annual Report | April 30, 2018	41

Grandeur Peak Global Reach Fund	Portfolio of Investments

  April 30, 2018

	Shares	Value (Note 2)
Canada (continued)
TFI International, Inc.	29,396	$851,006
		9,216,101

China (6.42%)
58.com, Inc., ADR(a)	4,750	415,102
BBI Life Sciences Corp.(c)	7,001,500	2,908,129
BrightKing Holdings, Ltd.	424,312	1,038,318
China Medical System Holdings, Ltd.	1,907,000	4,703,932
CSPC Pharmaceutical Group, Ltd.	399,000	1,026,903
Essex Bio-technology, Ltd.	1,248,000	1,116,238
Hop Hing Group Holdings, Ltd.	43,436,000	1,018,293
JD.com, Inc., ADR(a)	9,425	344,107
Man Wah Holdings, Ltd.	5,256,600	3,911,315
O2Micro International, Ltd., ADR(a)	292,039	403,014
On-Bright Electronics, Inc.	210,528	1,718,436
Shanghai Haohai Biological Technology Co., Ltd., Class H(b)(c)	217,700	1,428,469
Silergy Corp.	120,925	2,542,219
Xiabuxiabu Catering Management China Holdings Co., Ltd.(b)(c)	619,000	1,067,860
		23,642,335

Colombia (1.34%)
Amerisur Resources PLC(a)	5,262,400	1,259,137
Gran Tierra Energy, Inc.(a)	386,195	1,278,305
Parex Resources, Inc.(a)	139,061	2,392,506
		4,929,948

Egypt (0.69%)
African Export-Import Bank, GDR(a)	200,000	795,000
Commercial International Bank Egypt SAE	147,762	785,470
Integrated Diagnostics Holdings PLC(b)(c)	201,400	956,650
		2,537,120

Finland (0.72%)
Ferratum OYJ(c)	23,000	740,199
Metso OYJ	24,600	879,029
Terveystalo Oyj(b)(c)	43,700	501,863
Tikkurila Oyj	29,600	535,460
		2,656,551

France (1.67%)
Alten SA	10,400	1,033,609
BioMerieux	9,200	728,811
Esker SA	23,409	1,566,087
Infotel SA	14,560	940,672
	Shares	Value (Note 2)
France (continued)
Neurones	17,282	$534,266
Thermador Groupe	9,404	1,357,075
		6,160,520

Georgia (0.85%)
BGEO Group PLC	27,900	1,336,666
Georgia Healthcare Group PLC(a)(b)(c)	102,948	392,588
TBC Bank Group PLC	55,990	1,416,757
		3,146,011

Germany (3.89%)
Aroundtown SA	139,677	1,116,622
CANCOM SE	7,200	849,474
Dermapharm Holding SE(a)	15,000	498,135
FinTech Group AG(a)	24,700	929,134
GRENKE AG	16,000	1,890,619
Hypoport AG(a)	4,270	825,033
Nexus AG	32,485	1,086,640
Norma Group SE	32,960	2,425,963
PATRIZIA Immobilien AG(a)	49,904	999,179
publity AG	15,300	243,887
Wirecard AG	25,296	3,454,918
		14,319,604

Greece (0.56%)
Sarantis SA	119,670	2,059,318

Hong Kong (2.41%)
International Housewares Retail Co., Ltd.	7,038,000	1,425,776
Jacobson Pharma Corp., Ltd.(c)	3,295,000	793,455
Plover Bay Technologies, Ltd.(c)	2,569,000	526,981
Samsonite International SA	361,800	1,641,057
TK Group Holdings, Ltd.	2,210,000	1,644,410
Value Partners Group, Ltd.	622,000	594,370
Vitasoy International Holdings, Ltd.	847,000	2,250,062
		8,876,111

India (5.23%)
Alkem Laboratories, Ltd.	45,482	1,346,844
Bajaj Finance, Ltd.	28,000	800,354
Byke Hospitality, Ltd.	756,500	2,163,291
Control Print, Ltd.	130,000	894,164
Cyient, Ltd.	181,100	2,064,714
Essel Propack, Ltd.	46,355	186,733
Genpact, Ltd.	12,100	385,869
Kellton Tech Solutions, Ltd.(a)	539,024	531,836
Kovai Medical Center and Hospital	18,322	337,985
L&T Finance Holdings, Ltd.	220,000	570,932
L&T Technology Services, Ltd.(b)(c)	49,185	979,868

See Notes to Financial Statements.

42	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2018

	Shares	Value (Note 2)
India (continued)
Poly Medicure, Ltd.	190,208	$743,134
SBI Life Insurance Co., Ltd.(b)(c)	48,754	542,839
Somany Ceramics, Ltd.	52,078	433,853
Thyrocare Technologies, Ltd.	72,000	721,672
Time Technoplast, Ltd.	385,256	926,773
Vaibhav Global, Ltd.(a)	83,939	908,563
Vakrangee, Ltd.	218,500	327,226
WNS Holdings, Ltd., ADR(a)	77,225	3,778,619
Yes Bank, Ltd.	112,000	607,492
		19,252,761

Indonesia (1.85%)
Arwana Citramulia Tbk PT	26,137,200	653,782
Delfi, Ltd.	804,500	879,732
Hexindo Adiperkasa Tbk PT	1,636,900	395,327
Indonesia Pondasi Raya Tbk PT	4,155,400	250,892
Link Net Tbk PT	1,814,400	704,242
Sarana Menara Nusantara Tbk PT	2,740,000	618,408
Selamat Sempurna Tbk PT	20,026,300	2,087,197
Tempo Scan Pacific Tbk PT	5,634,800	643,977
Ultrajaya Milk Industry & Trading Co., Tbk PT	5,474,800	586,340
		6,819,897

Ireland (1.01%)
Hostelworld Group PLC(b)(c)	371,708	2,072,509
Irish Residential Properties REIT PLC	997,777	1,641,095
		3,713,604

Israel (1.63%)
IDI Insurance Co., Ltd.	13,409	809,619
Kornit Digital, Ltd.(a)	38,560	561,048
Wix.com, Ltd.(a)	56,425	4,640,956
		6,011,623

Italy (0.70%)
Brembo SpA	108,750	1,608,750
DiaSorin SpA	10,428	986,651
		2,595,401

Japan (6.50%)
Abist Co., Ltd.	12,500	547,704
Aeon Delight Co., Ltd.	10,400	364,837
AIT Corp.	84,700	929,748
Amiyaki Tei Co., Ltd.	14,800	727,003
Arcland Service Holdings Co., Ltd.	45,600	976,905
Create SD Holdings Co., Ltd.	47,300	1,371,579
Dip Corp.	14,800	359,846
Encourage Technologies Co., Ltd.	46,800	432,810
Future Corp.	77,800	898,842
	Shares	Value (Note 2)
Japan (continued)
Hard Off Corp. Co., Ltd.	86,300	$897,577
Japan Lifeline Co., Ltd.	23,100	682,519
M&A Capital Partners Co., Ltd.(a)	20,000	1,447,128
Macromill, Inc.	24,600	664,506
MISUMI Group, Inc.	54,800	1,518,880
MonotaRO Co., Ltd.	31,500	1,102,154
Nihon M&A Center, Inc.	56,400	1,656,092
Open Door, Inc.(a)	65,300	1,220,343
Qol Co., Ltd.	99,600	2,048,123
Quick Co., Ltd.	39,000	642,865
Synchro Food Co., Ltd.(a)	113,400	1,136,905
Syuppin Co., Ltd.	116,400	1,313,919
Trancom Co., Ltd.	10,900	827,570
Trust Tech, Inc.	12,000	385,291
Vega Corp Co., Ltd.(a)	125,100	1,776,026
		23,929,172

Kenya (0.26%)
Safaricom, Ltd.	3,427,700	965,429

Luxembourg (0.21%)
Grand City Properties SA	31,300	755,958

Malaysia (0.61%)
AEON Credit Service M Bhd	222,900	743,095
CB Industrial Product Holding Bhd	795,633	298,096
Mynews Holdings Bhd	1,818,000	699,676
Scicom MSC Bhd	934,000	492,769
		2,233,636

Mexico (0.51%)
Regional SAB de CV	180,957	1,151,805
Unifin Financiera SAB de CV SOFOM ENR	202,450	725,276
		1,877,081

Netherlands (0.80%)
Aalberts Industries NV	28,682	1,414,550
Shop Apotheke Europe NV(a)(b)	33,000	1,546,212
		2,960,762

New Zealand (0.37%)
CBL Corp., Ltd.(d)	819,006	132,538
Restaurant Brands New Zealand, Ltd.	241,685	1,220,956
		1,353,494

Norway (1.79%)
Infront ASA	156,700	546,926
Medistim ASA	75,150	743,790
Multiconsult ASA(b)(c)	63,000	534,012
Sbanken ASA(b)(c)	184,000	1,662,865
Self Storage Group ASA(a)	481,500	948,319

See Notes to Financial Statements.

Annual Report | April 30, 2018	43

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2018

	Shares	Value (Note 2)
Norway (continued)
TGS NOPEC Geophysical Co., ASA	38,100	$1,207,262
Webstep ASA(b)(c)	288,000	933,398
		6,576,572

Oman (0.46%)
Tethys Oil AB	186,900	1,675,487

Pakistan (0.09%)
Meezan Bank, Ltd.	493,960	337,655

Peru (0.77%)
Alicorp SAA	541,947	1,990,860
Credicorp, Ltd.	3,700	860,213
		2,851,073

Philippines (0.98%)
Concepcion Industrial Corp.	878,920	1,019,048
Holcim Philippines, Inc.	2,549,400	457,665
Pryce Corp.	5,447,000	631,542
Puregold Price Club, Inc.	860,700	788,359
Security Bank Corp.	178,700	721,713
		3,618,327

Poland (1.59%)
Dino Polska SA(a)(b)(c)	145,618	3,941,397
LiveChat Software SA	115,250	1,461,209
PGS Software SA	138,887	443,191
		5,845,797

Russia (0.30%)
MD Medical Group
Investments PLC, GDR(c)	14,755	135,008
TCS Group Holding PLC, GDR(c)	46,700	962,020
		1,097,028

Singapore (0.33%)
Riverstone Holdings, Ltd.	1,534,800	1,215,339

South Africa (1.70%)
ARB Holdings, Ltd.	2,093,266	957,209
Blue Label Telecoms, Ltd.	564,502	562,917
Cartrack Holdings, Ltd.	826,600	1,253,329
Cashbuild, Ltd.	24,500	854,994
Clicks Group, Ltd.	81,600	1,398,820
EOH Holdings, Ltd.	68,600	208,799
Interwaste Holdings, Ltd.	5,043,434	343,916
Transaction Capital, Ltd.	488,600	686,745
		6,266,729

South Korea (1.91%)
Daebongls Co., Ltd.	4,368	46,418
Hanssem Co., Ltd.	3,300	359,955
Hy-Lok Corp.	36,240	936,495
	Shares	Value (Note 2)
South Korea (continued)
ISC Co., Ltd.	59,496	$863,431
Kakao M Corp.	10,000	837,976
Koh Young Technology, Inc.	10,143	966,769
Medy-Tox, Inc.	3,486	2,276,891
Vitzrocell Co., Ltd.(a)(d)	88,536	728,150
		7,016,085

Spain (0.00%)(e)
Let’s GOWEX SA(a)(d)	10,700	1

Sri Lanka (0.36%)
Hemas Holdings PLC	921,961	730,787
Royal Ceramics Lanka PLC	893,948	606,547
		1,337,334

Sweden (2.18%)
Bufab AB	74,698	1,011,709
HIQ International AB	45,263	366,998
Hoist Finance AB(b)(c)	81,100	719,621
Indutrade AB	36,300	859,760
KNOW IT AB	14,484	295,746
Moberg Pharma AB(a)	111,100	343,831
Nibe Industrier AB, Class B	93,000	951,597
Sweco AB, Class B	69,700	1,423,188
Swedencare AB(a)	172,900	669,355
TF Bank AB(c)	85,800	764,265
Vitec Software Group AB, Class B	67,500	632,091
		8,038,161

Switzerland (1.12%)
Luxoft Holding, Inc.(a)	33,350	1,345,673
Partners Group Holding AG	1,985	1,455,199
Wizz Air Holdings PLC(a)(b)(c)	29,900	1,314,757
		4,115,629

Taiwan (2.02%)
ASPEED Technology, Inc.	32,771	941,489
Bioteque Corp.	134,000	543,491
Sinmag Equipment Corp.	169,371	884,451
Sitronix Technology Corp.	267,000	768,878
Sporton International, Inc.	277,089	1,540,606
Test Research, Inc.	409,440	756,979
TSC Auto ID Technology Co., Ltd.	64,600	510,922
TTFB Co., Ltd.	148,000	1,163,030
Voltronic Power Technology Corp.	19,000	339,074
		7,448,920

Thailand (0.71%)
Muangthai Leasing PCL	686,000	793,378
Srisawad Corp., PCL	421,960	695,244

See Notes to Financial Statements.

44	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments

  April 30, 2018

	Shares	Value (Note 2)
Thailand (continued)
TOA Paint Thailand PCL(a)	916,000	$1,110,171
		2,598,793

Turkey (0.42%)
DP Eurasia NV(a)(b)(c)	596,800	1,561,068

United Arab Emirates (0.19%)
Aramex PJSC	643,565	709,592

United States (22.90%)
Acacia Communications, Inc.(a)	8,475	238,571
Amazon.com, Inc.(a)	950	1,487,823
Aratana Therapeutics, Inc.(a)	134,150	690,872
Axalta Coating Systems, Ltd.(a)	31,375	969,488
Bank of Hawaii Corp.	13,600	1,145,256
Bank of the Ozarks	38,025	1,779,570
BG Staffing, Inc.	38,025	725,137
BioDelivery Sciences International, Inc.(a)	256,925	513,850
Blackline, Inc.(a)	18,925	783,495
BofI Holding, Inc.(a)	32,175	1,296,009
Burford Capital, Ltd.	97,500	1,932,887
CoBiz Financial, Inc.	60,687	1,222,843
Core Laboratories NV	8,475	1,037,764
DexCom, Inc.(a)	6,400	468,352
Docusign, Inc.(a)	50	1,931
Dollar Tree, Inc.(a)	10,425	999,653
DXP Enterprises, Inc.(a)	64,300	2,334,090
Edwards Lifesciences Corp.(a)	6,825	869,232
EPAM Systems, Inc.(a)	24,650	2,818,727
ePlus, Inc.(a)	6,542	522,379
Esquire Financial Holdings, Inc.(a)	114,787	2,765,219
Evolent Health, Inc., Class A(a)	30,000	495,000
ExlService Holdings, Inc.(a)	17,325	1,001,558
Fastenal Co.	40,475	2,023,345
FCB Financial Holdings, Inc., Class A(a)	31,325	1,810,585
First Republic Bank	23,725	2,203,341
FirstCash, Inc.	29,050	2,518,635
GBGI, Ltd.	692,460	843,679
Hackett Group, Inc.	43,575	706,351
Hamilton Lane, Inc., Class A	67,350	2,818,597
HealthEquity, Inc.(a)	13,525	888,187
Heska Corp.(a)	11,150	910,063
Hingham Institution for Savings	4,575	933,300
Home BancShares, Inc.	31,450	730,898
Innospec, Inc.	5,350	388,945
Inphi Corp.(a)	67,675	1,934,151
K2M Group Holdings, Inc.(a)	21,800	416,380
Kinsale Capital Group, Inc.	40,775	2,101,951
Knight-Swift Transportation Holdings, Inc.	24,375	950,869
LeMaitre Vascular, Inc.	16,925	532,291
	Shares	Value (Note 2)
United States (continued)
LGI Homes, Inc.(a)	19,500	$1,349,400
Littelfuse, Inc.	3,475	649,547
Lululemon Athletica, Inc.(a)	14,200	1,417,160
MarketAxess Holdings, Inc.	8,655	1,719,143
MaxLinear, Inc., Class A(a)	7,150	159,659
MEDNAX, Inc.(a)	32,700	1,501,257
Microchip Technology, Inc.	13,400	1,121,044
Monro, Inc.	27,600	1,544,220
MSC Industrial Direct Co., Inc., Class A	22,300	1,927,612
NOW, Inc.(a)	109,050	1,322,776
NV5 Global, Inc.(a)	15,000	882,750
Palo Alto Networks, Inc.(a)	3,950	760,415
Patrick Industries, Inc.(a)	11,437	650,765
Paycom Software, Inc.(a)	15,950	1,821,650
People’s Utah Bancorp	11,775	375,034
Power Integrations, Inc.	34,590	2,345,202
Proto Labs, Inc.(a)	5,988	713,470
Qualys, Inc.(a)	18,150	1,396,643
Seacoast Commerce Banc Holdings	44,700	898,470
ServisFirst Bancshares, Inc.	22,800	956,688
Silicon Laboratories, Inc.(a)	17,750	1,648,975
Smart Sand, Inc.(a)	158,800	1,162,416
STAAR Surgical Co.(a)	42,154	685,003
SVB Financial Group(a)	11,725	3,512,927
Transcat, Inc.(a)	82,377	1,359,221
TriMas Corp.(a)	50,425	1,366,518
Veracyte, Inc.(a)	104,979	636,173
Webster Financial Corp.	26,625	1,602,559
		84,297,971

Vietnam (1.70%)
Ho Chi Minh City Development Joint Stock Commercial Bank	1,044,211	1,963,329
Lix Detergent JSC	577,800	1,142,223
Taisun Int’l Holding Corp.	274,000	1,333,581
Vietnam Dairy Products JSC	222,291	1,806,569
		6,245,702

TOTAL COMMON STOCKS
(Cost $276,353,008)		368,287,346

PREFERRED STOCKS (0.25%)
Germany (0.25%)
FUCHS PETROLUB SE	17,100	919,749

TOTAL PREFERRED STOCKS
(Cost $898,389)		919,749

See Notes to Financial Statements.

Annual Report | April 30, 2018	45

Grandeur Peak Global Reach Fund	Portfolio of Investments

April 30, 2018

	Principal Amount	Value (Note 2)
CORPORATE BONDS (0.25%)
Germany (0.22%)
publity AG
3.50%, 11/17/2020	$800,000	$800,881

Malaysia (0.03%)
AEON Credit Service M Bhd
3.50%, 09/15/2020	445,800	132,939

TOTAL CORPORATE BONDS
(Cost $984,703)		933,820

TOTAL INVESTMENTS (100.53%)
(Cost $278,236,100)		$370,140,915

Liabilities In Excess Of Other Assets (-0.53%)		(1,948,492)

NET ASSETS (100.00%)		$368,192,423

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2018, these securities had a total aggregate market value of $27,161,843 representing 7.38% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of April 30, 2018, the aggregate market value of those securities was $32,445,686, representing 8.81% of net assets.

(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also footnote 2 to the financial statements for additional information.

(e)	Less than 0.005%.

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

46	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments

April 30, 2018

	Shares	Value (Note 2)
COMMON STOCKS (96.88%)
Argentina (0.74%)
Despegar.com Corp.(a)	27,075	$794,922
Globant SA(a)	13,275	597,508
		1,392,430

Australia (0.88%)
carsales.com, Ltd.	85,451	922,518
Magellan Financial Group, Ltd.	41,985	738,373
		1,660,891

Bangladesh (0.46%)
Square Pharmaceuticals, Ltd.	233,118	861,715

Belgium (0.65%)
Melexis NV	12,732	1,215,407

Bermuda (0.65%)
Bank of NT Butterfield & Son, Ltd.	25,910	1,229,429

Brazil (1.72%)
Fleury SA	98,200	731,903
Hapvida Participacoes e Investimentos SA(a)(b)(c)	25,300	199,688
M Dias Branco SA	50,800	637,755
Notre Dame Intermedica Participacoes SA(a)	50,500	293,209
Pagseguro Digital, Ltd., Class A(a)	17,575	584,017
Raia Drogasil SA	40,600	796,424
		3,242,996

Britain (9.45%)
Abcam PLC	40,125	674,482
Ascential PLC	208,806	1,211,370
B&M European Value Retail SA	582,000	3,247,424
boohoo.com PLC(a)	230,700	582,170
Clinigen Group PLC	57,644	696,371
Close Brothers Group PLC	41,834	884,627
Diploma PLC	119,350	1,981,569
Domino's Pizza Group PLC	147,200	736,228
Intertek Group PLC	16,900	1,140,278
Metro Bank PLC(a)	34,075	1,549,003
Sanne Group PLC	230,020	1,966,512
St James's Place PLC	133,800	2,093,461
Ted Baker PLC	6,500	238,389
Ultra Electronics Holdings PLC	39,675	769,058
		17,770,942

Canada (4.50%)
Gildan Activewear, Inc.	48,067	1,400,137
Ritchie Bros Auctioneers, Inc.	97,475	3,190,357
Spartan Energy Corp.(a)	37,366	185,091
	Shares	Value (Note 2)
Canada (continued)
Stantec, Inc.	145,142	$3,693,126
		8,468,711

China (6.68%)
58.com, Inc., ADR(a)	6,175	539,633
ANTA Sports Products, Ltd.	107,000	615,526
China Medical System Holdings, Ltd.	1,163,000	2,868,733
CSPC Pharmaceutical Group, Ltd.	358,000	921,381
Ctrip.com International, Ltd., ADR(a)	26,625	1,088,962
JD.com, Inc., ADR(a)	19,275	703,730
Man Wah Holdings, Ltd.	2,215,800	1,648,726
Silergy Corp.	104,000	2,186,403
Tencent Holdings, Ltd.	12,100	602,792
Yum China Holdings, Inc.	32,600	1,393,976
		12,569,862

Colombia (0.83%)
Parex Resources, Inc.(a)	90,795	1,562,103

Denmark (0.28%)
Ambu A/S	22,511	523,944

Egypt (0.29%)
Commercial International Bank Egypt SAE	103,662	551,044

France (2.01%)
Alten SA	18,582	1,846,782
BioMerieux	15,575	1,233,829
Bureau Veritas SA	26,550	694,138
		3,774,749

Georgia (0.70%)
BGEO Group PLC	27,500	1,317,502

Germany (5.22%)
Aroundtown SA	159,308	1,273,558
CTS Eventim AG & Co., KGaA	10,500	492,484
Dermapharm Holding SE(a)	21,500	713,994
GRENKE AG	15,800	1,866,986
Norma Group SE	30,390	2,236,803
PATRIZIA Immobilien AG(a)	82,015	1,642,106
Wirecard AG	11,650	1,591,152
		9,817,083

Hong Kong (3.91%)
Samsonite International SA	415,200	1,883,269
Value Partners Group, Ltd.	2,908,900	2,779,682

See Notes to Financial Statements.

Annual Report | April 30, 2018	47

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments

April 30, 2018

	Shares	Value (Note 2)
Hong Kong (continued)
Vitasoy International Holdings, Ltd.	1,014,500	$2,695,027
		7,357,978

India (4.16%)
Alkem Laboratories, Ltd.	39,524	1,170,411
Bajaj Finance, Ltd.	51,700	1,477,796
Indiabulls Housing Finance, Ltd.	24,700	483,711
L&T Finance Holdings, Ltd.	332,500	862,886
SBI Life Insurance Co., Ltd.(b)(c)	57,818	643,760
Vakrangee, Ltd.	204,000	305,511
WNS Holdings, Ltd., ADR(a)	35,875	1,755,364
Yes Bank, Ltd.	207,500	1,125,487
		7,824,926

Israel (0.72%)
Wix.com, Ltd.(a)	16,400	1,348,900

Italy (1.89%)
Brembo SpA	156,149	2,309,928
DiaSorin SpA	13,230	1,251,763
		3,561,691

Japan (6.85%)
Aeon Delight Co., Ltd.	19,900	698,102
Create SD Holdings Co., Ltd.	52,800	1,531,065
Dip Corp.	41,100	999,303
Ezaki Glico Co., Ltd.	21,000	1,135,291
Japan Lifeline Co., Ltd.	12,300	363,419
MISUMI Group, Inc.	88,200	2,444,621
MonotaRO Co., Ltd.	38,000	1,329,583
Nihon M&A Center, Inc.	117,600	3,453,128
Seria Co., Ltd.	18,800	921,771
		12,876,283

Kenya (0.33%)
Safaricom, Ltd.	2,203,600	620,655

Luxembourg (0.47%)
Grand City Properties SA	36,300	876,718

Malaysia (0.20%)
My EG Services Bhd	574,000	383,301

Mexico (0.64%)
Regional SAB de CV	188,600	1,200,454

Netherlands (1.11%)
Aalberts Industries NV	42,463	2,094,207
	Shares	Value (Note 2)
Norway (0.45%)
TGS NOPEC Geophysical Co., ASA	26,900	$852,372

Peru (1.11%)
Alicorp SAA	313,645	1,152,185
Credicorp, Ltd.	4,000	929,960
		2,082,145

Philippines (2.00%)
Puregold Price Club, Inc.	1,035,000	948,009
Robinsons Land Corp.	803,083	277,784
Robinsons Retail Holdings, Inc.	423,900	745,416
Security Bank Corp.	441,300	1,782,272
		3,753,481

Poland (1.02%)
AmRest Holdings SE(a)	6,800	893,143
Dino Polska SA(a)(b)(c)	37,634	1,018,628
		1,911,771

South Korea (1.91%)
BGF Retail Co., Ltd.	2,233	399,329
LG Household & Health Care, Ltd.	1,225	1,571,321
Medy-Tox, Inc.	2,470	1,613,288
		3,583,938

Sweden (1.26%)
Indutrade AB	34,825	824,825
Nibe Industrier AB, Class B	61,408	628,341
Sweco AB, Class B	45,300	924,970
		2,378,136

Switzerland (1.21%)
Luxoft Holding, Inc.(a)	11,675	471,086
Partners Group Holding AG	1,200	879,718
Wizz Air Holdings PLC(a)(b)(c)	21,200	932,202
		2,283,006

Thailand (0.97%)
Muangthai Leasing PCL	389,000	449,889
Srisawad Corp., PCL	413,320	681,009
TOA Paint Thailand PCL(a)	570,000	690,827
		1,821,725

United States (30.23%)
Amazon.com, Inc.(a)	500	783,065
Axalta Coating Systems, Ltd.(a)	27,425	847,433
Bank of Hawaii Corp.	5,750	484,207
Bank of the Ozarks	26,100	1,221,480
Blackline, Inc.(a)	9,206	381,128
BofI Holding, Inc.(a)	12,125	488,395
Burford Capital, Ltd.	52,500	1,040,785

See Notes to Financial Statements.

48	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments

April 30, 2018

	Shares	Value (Note 2)
United States (continued)
Core Laboratories NV	10,025	$1,227,561
Docusign, Inc.(a)	25	966
Dollar Tree, Inc.(a)	16,075	1,541,432
Edwards Lifesciences Corp.(a)	8,525	1,085,744
EPAM Systems, Inc.(a)	18,600	2,126,910
Fastenal Co.	28,750	1,437,212
FCB Financial Holdings, Inc., Class A(a)	15,850	916,130
First Republic Bank	32,475	3,015,953
FirstCash, Inc.	35,553	3,082,445
Hamilton Lane, Inc., Class A	31,800	1,330,830
Healthcare Services Group, Inc.	42,650	1,647,569
HealthEquity, Inc.(a)	46,800	3,073,356
Home BancShares, Inc.	88,737	2,062,248
IDEX Corp.	6,325	845,399
Inphi Corp.(a)	19,450	555,881
Knight-Swift Transportation Holdings, Inc.	105,350	4,109,704
LGI Homes, Inc.(a)	13,725	949,770
Littelfuse, Inc.	4,175	780,391
LKQ Corp.(a)	32,350	1,003,497
Lululemon Athletica, Inc.(a)	15,700	1,566,860
MarketAxess Holdings, Inc.	11,650	2,314,040
MEDNAX, Inc.(a)	22,650	1,039,862
Microchip Technology, Inc.	14,750	1,233,985
Monro, Inc.	36,775	2,057,561
MSC Industrial Direct Co., Inc., Class A	17,725	1,532,149
NOW, Inc.(a)	90,300	1,095,339
Palo Alto Networks, Inc.(a)	4,675	899,984
Paycom Software, Inc.(a)	8,150	930,812
Power Integrations, Inc.	45,725	3,100,155
PRA Group, Inc.(a)	28,700	1,021,720
Proto Labs, Inc.(a)	7,850	935,328
Silicon Laboratories, Inc.(a)	13,875	1,288,988
SVB Financial Group(a)	6,025	1,805,150
		56,861,424

Vietnam (1.38%)
Ho Chi Minh City Development Joint Stock Commercial Bank	551,466	1,036,868
Vietnam Dairy Products JSC	191,174	1,553,680
		2,590,548

TOTAL COMMON STOCKS
(Cost $147,601,834)		182,222,467
	Shares	Value (Note 2)
PREFERRED STOCKS (0.40%)
Germany (0.40%)
FUCHS PETROLUB SE	13,800	$742,254

TOTAL PREFERRED STOCKS
(Cost $721,657)		742,254

TOTAL INVESTMENTS (97.28%)
(Cost $148,323,491)		$182,964,721

Other Assets In Excess Of Liabilities (2.72%)		5,119,981

NET ASSETS (100.00%)		$188,084,702

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2018, these securities had a total aggregate market value of $2,794,278 representing 1.49% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2018, the aggregate market value of those securities was $2,794,278, representing 1.49% of net assets.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2018	49

Grandeur Peak International Opportunities Fund	Portfolio of Investments

April 30, 2018

	Shares	Value (Note 2)
COMMON STOCKS (98.56%)
Argentina (0.42%)
Globant SA(a)	83,800	$3,771,838

Australia (1.88%)
Blue Sky Alternative Investments, Ltd.	996,639	2,310,985
Class, Ltd.	934,118	1,617,477
Greencross, Ltd.	371,731	1,486,045
IPH, Ltd.	783,978	2,160,198
Magellan Financial Group, Ltd.	172,600	3,035,444
National Storage REIT	3,722,452	4,483,918
National Veterinary Care, Ltd.	450,500	817,373
Reject Shop, Ltd.	159,931	887,378
		16,798,818

Austria (0.92%)
Palfinger AG	218,040	8,188,791

Bangladesh (0.53%)
Square Pharmaceuticals, Ltd.	1,283,994	4,746,254

Belgium (0.76%)
Melexis NV	70,792	6,757,862

Bermuda (0.46%)
Bank of NT Butterfield & Son, Ltd.	86,084	4,084,686

Brazil (0.67%)
Fleury SA	411,800	3,069,222
Hapvida Participacoes e Investimentos SA(a)(b)(c)	48,700	384,379
M Dias Branco SA	92,400	1,160,011
Notre Dame Intermedica Participacoes SA(a)	242,400	1,407,403
		6,021,015

Britain (13.64%)
Alliance Pharma PLC	2,321,634	2,588,917
Arrow Global Group PLC	1,052,741	5,384,183
Ascential PLC	957,200	5,553,115
B&M European Value Retail SA	1,374,500	7,669,389
boohoo.com PLC(a)	1,818,100	4,587,960
Clinigen Group PLC	725,073	8,759,277
Close Brothers Group PLC	213,022	4,504,588
Diploma PLC	224,500	3,727,375
Domino's Pizza Group PLC	699,900	3,500,586
EMIS Group PLC	274,600	3,220,917
Impax Asset Management Group PLC	400,171	903,502
Intertek Group PLC	59,600	4,021,336
JTC PLC(a)(b)(c)	1,133,800	4,784,167
LoopUp Group PLC(a)	332,200	1,971,135
	Shares	Value (Note 2)
Britain (continued)
Metro Bank PLC(a)	108,800	$4,945,901
Motorpoint group PLC(c)	594,495	2,127,948
On the Beach Group PLC(b)(c)	958,750	8,077,858
Oxford Immunotec Global PLC(a)	314,130	4,030,288
Premier Asset Management Group PLC	782,400	2,660,512
Purplebricks Group PLC(a)	575,900	2,743,232
River & Mercantile Group PLC	625,400	2,634,624
RPS Group PLC	1,681,911	5,985,535
Sabre Insurance Group PLC(a)(b)(c)	961,000	3,386,903
Sanne Group PLC	786,206	6,721,518
Secure Trust Bank PLC	98,500	2,813,803
St James's Place PLC	392,200	6,136,439
Ted Baker PLC	87,228	3,199,113
Tracsis PLC	190,900	1,584,757
Ultra Electronics Holdings PLC	180,000	3,489,109
		121,713,987

Canada (3.74%)
Biosyent, Inc.(a)	345,600	2,691,694
Cipher Pharmaceuticals, Inc.(a)	742,300	2,092,859
Gildan Activewear, Inc.	77,200	2,248,748
Richelieu Hardware, Ltd.	291,450	6,290,026
Ritchie Bros Auctioneers, Inc.	183,750	6,014,138
Spartan Energy Corp.(a)	422,934	2,094,988
Stantec, Inc.	302,210	7,689,708
TFI International, Inc.	145,200	4,203,500
		33,325,661

China (7.06%)
BBI Life Sciences Corp.(c)	15,551,500	6,459,441
BrightKing Holdings, Ltd.	723,291	1,769,938
China Medical System Holdings, Ltd.	5,542,000	13,670,264
CSPC Pharmaceutical Group, Ltd.	1,374,000	3,536,251
Hop Hing Group Holdings, Ltd.	33,160,000	777,387
JD.com, Inc., ADR(a)	55,000	2,008,050
Man Wah Holdings, Ltd.	14,795,000	11,008,619
O2Micro International, Ltd., ADR(a)	950,233	1,311,322
On-Bright Electronics, Inc.	813,780	6,642,485
Silergy Corp.	463,199	9,737,880
Xiabuxiabu Catering Management China Holdings Co., Ltd.(b)(c)	3,493,000	6,025,905
		62,947,542

Colombia (1.27%)
Gran Tierra Energy, Inc.(a)	1,178,037	3,899,302

See Notes to Financial Statements.

50	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments

April 30, 2018

	Shares	Value (Note 2)
Colombia (continued)
Parex Resources, Inc.(a)	429,375	$7,387,277
		11,286,579

Egypt (0.08%)
Integrated Diagnostics Holdings PLC(b)(c)	154,200	732,450

Finland (0.57%)
Ferratum OYJ(c)	56,200	1,808,659
Metso OYJ	91,400	3,265,987
		5,074,646

France (2.94%)
Alten SA	51,300	5,098,477
BioMerieux	44,243	3,504,868
Bureau Veritas SA	140,600	3,675,924
Esker SA	97,543	6,525,730
Infotel SA	16,113	1,041,006
Medicrea International(a)	106,331	385,216
Neurones	50,872	1,572,686
Thermador Groupe	30,729	4,434,448
		26,238,355

Georgia (1.17%)
BGEO Group PLC	149,511	7,162,948
TBC Bank Group PLC	128,200	3,243,941
		10,406,889

Germany (5.34%)
Aroundtown SA	805,600	6,440,220
CANCOM SE	32,900	3,881,626
Dermapharm Holding SE(a)	85,500	2,839,370
GRENKE AG	28,800	3,403,115
Nexus AG	225,106	7,529,915
Norma Group SE	93,303	6,867,404
PATRIZIA Immobilien AG(a)	186,894	3,741,994
publity AG	115,200	1,836,326
Wirecard AG	81,111	11,078,108
		47,618,078

Greece (0.10%)
Sarantis SA	50,300	865,578

Hong Kong (2.84%)
International Housewares Retail Co., Ltd.	13,906,000	2,817,114
Samsonite International SA	1,179,500	5,349,990
TK Group Holdings, Ltd.	4,923,000	3,663,091
Value Partners Group, Ltd.	9,103,000	8,698,630
Vitasoy International Holdings, Ltd.	1,797,338	4,774,642
		25,303,467
	Shares	Value (Note 2)
India (6.92%)
Alkem Laboratories, Ltd.	251,198	$7,438,645
Bajaj Finance, Ltd.	219,760	6,281,633
Byke Hospitality, Ltd.	959,500	2,743,791
City Union Bank, Ltd.	940,821	2,591,698
Cyient, Ltd.	598,912	6,828,171
Essel Propack, Ltd.	229,189	923,246
Indiabulls Housing Finance, Ltd.	115,500	2,261,889
Kellton Tech Solutions, Ltd.(a)	1,337,558	1,319,721
L&T Finance Holdings, Ltd.	1,782,000	4,624,549
L&T Technology Services, Ltd.(b)(c)	38,311	763,235
SBI Life Insurance Co., Ltd.(b)(c)	83,885	933,997
Thyrocare Technologies, Ltd.	215,500	2,160,005
Time Technoplast, Ltd.	2,884,734	6,939,527
Vakrangee, Ltd.	1,534,000	2,297,323
WNS Holdings, Ltd., ADR(a)	188,200	9,208,626
Yes Bank, Ltd.	813,000	4,409,739
		61,725,795

Indonesia (2.67%)
Arwana Citramulia Tbk PT	75,956,500	1,899,936
Astra Graphia Tbk PT	10,610,800	1,105,888
Bekasi Fajar Industrial Estate Tbk PT	68,518,500	1,310,039
Delfi, Ltd.	1,445,600	1,580,784
Indonesia Pondasi Raya Tbk PT	19,134,800	1,155,309
Link Net Tbk PT	8,897,400	3,453,438
Lippo Cikarang Tbk PT(a)	2,189,000	363,457
Panin Sekuritas Tbk PT	8,494,000	1,013,480
Selamat Sempurna Tbk PT	69,686,300	7,262,903
Tempo Scan Pacific Tbk PT	19,383,500	2,215,257
Ultrajaya Milk Industry & Trading Co., Tbk PT	22,958,000	2,458,754
		23,819,245

Ireland (1.08%)
Irish Residential Properties REIT PLC	5,867,176	9,650,048

Israel (1.10%)
Sarine Technologies, Ltd.	1,358,600	1,075,814
Wix.com, Ltd.(a)	106,683	8,774,677
		9,850,491

Italy (0.66%)
Brembo SpA	235,810	3,488,362
DiaSorin SpA	25,533	2,415,817
		5,904,179

Japan (11.38%)
Aeon Delight Co., Ltd.	52,300	1,834,710
AIT Corp.	500,200	5,490,670
Amiyaki Tei Co., Ltd.	67,000	3,291,163

See Notes to Financial Statements.

Annual Report | April 30, 2018	51

Grandeur Peak International Opportunities Fund	Portfolio of Investments

April 30, 2018

	Shares	Value (Note 2)
Japan (continued)
Anshin Guarantor Service Co., Ltd.	375,000	$981,065
Arcland Service Holdings Co., Ltd.	143,200	3,067,823
Create SD Holdings Co., Ltd.	318,300	9,229,885
Dip Corp.	147,900	3,596,032
Future Corp.	389,600	4,501,142
Hard Off Corp. Co., Ltd.	206,700	2,149,816
Japan Lifeline Co., Ltd.	118,800	3,510,099
M&A Capital Partners Co., Ltd.(a)	135,800	9,825,997
Macromill, Inc.	52,800	1,426,257
MISUMI Group, Inc.	253,800	7,034,522
Nihon M&A Center, Inc.	214,200	6,289,627
Nippon Valqua Industries, Ltd.	112,500	3,107,848
Prestige International, Inc.	135,500	1,562,985
Qol Co., Ltd.	172,500	3,547,201
Quick Co., Ltd.	209,400	3,451,690
Seria Co., Ltd.	83,500	4,094,036
Synchro Food Co., Ltd.(a)	337,500	3,383,644
Syuppin Co., Ltd.	314,800	3,553,450
Tokyo Century Corp.	104,500	6,538,419
Trancom Co., Ltd.	87,790	6,665,359
Trust Tech, Inc.	105,700	3,393,771
		101,527,211

Luxembourg (0.91%)
Grand City Properties SA	187,800	4,535,747
L'Occitane International SA	1,908,712	3,555,436
		8,091,183

Malaysia (1.23%)
AEON Credit Service M Bhd	1,130,560	3,769,014
CB Industrial Product Holding Bhd	2,484,400	930,819
My EG Services Bhd	6,480,400	4,327,424
Scicom MSC Bhd	3,754,500	1,980,837
		11,008,094

Mexico (1.16%)
Credito Real SAB de CV SOFOM ER(a)	3,075,340	4,479,309
Regional SAB de CV	560,065	3,564,857
Unifin Financiera SAB de CV SOFOM ENR	650,400	2,330,055
		10,374,221

Netherlands (0.69%)
Aalberts Industries NV	125,297	6,179,448

New Zealand (0.74%)
CBL Corp., Ltd.(d)	1,542,256	249,580
	Shares	Value (Note 2)
New Zealand (continued)
Restaurant Brands New Zealand, Ltd.	1,253,817	$6,334,094
		6,583,674

Norway (2.54%)
Medistim ASA	420,559	4,162,445
Multiconsult ASA(b)(c)	176,700	1,497,775
Norwegian Finans Holding ASA(a)	215,600	2,628,383
Sbanken ASA(b)(c)	945,100	8,541,160
TGS NOPEC Geophysical Co., ASA	182,600	5,785,987
		22,615,750

Oman (0.52%)
Tethys Oil AB	517,908	4,642,846

Peru (1.24%)
Alicorp SAA	1,952,297	7,171,826
Credicorp, Ltd.	16,850	3,917,456
		11,089,282

Philippines (2.45%)
Concepcion Industrial Corp.	2,933,800	3,401,540
Holcim Philippines, Inc.	2,303,300	413,485
Pepsi-Cola Products Philippines, Inc.	28,245,500	1,430,028
Puregold Price Club, Inc.	6,696,000	6,133,207
Robinsons Retail Holdings, Inc.	1,696,000	2,982,367
Security Bank Corp.	1,847,760	7,462,523
		21,823,150

Poland (0.84%)
Dino Polska SA(a)(b)(c)	221,200	5,987,151
LiveChat Software SA	85,000	1,077,681
PGS Software SA	130,778	417,315
		7,482,147

Singapore (0.50%)
Riverstone Holdings, Ltd.	5,677,000	4,495,362

South Africa (1.68%)
Blue Label Telecoms, Ltd.	1,526,900	1,522,613
Cartrack Holdings, Ltd.	1,921,110	2,912,874
Cashbuild, Ltd.	84,092	2,934,619
EOH Holdings, Ltd.	349,156	1,062,734
Italtile, Ltd.	4,209,423	4,842,609
Shoprite Holdings, Ltd.	84,200	1,681,974
		14,957,423

South Korea (3.08%)
Hy-Lok Corp.	180,152	4,655,395
ISC Co., Ltd.	265,147	3,847,927

See Notes to Financial Statements.

52	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments

April 30, 2018

	Shares	Value (Note 2)
South Korea (continued)
Kakao M Corp.	41,909	$3,511,873
Koh Young Technology, Inc.	36,383	3,467,805
LEENO Industrial, Inc.	79,500	4,265,109
Medy-Tox, Inc.	6,905	4,510,021
Vitzrocell Co., Ltd.(a)(d)	390,884	3,214,761
		27,472,891

Sweden (2.79%)
AddTech AB, Class B	343,608	7,165,163
Bufab AB	386,694	5,237,381
HIQ International AB	162,196	1,315,105
Hoist Finance AB(b)(c)	414,200	3,675,303
Indutrade AB	186,250	4,411,304
KNOW IT AB	30,535	623,487
Moberg Pharma AB(a)	133,908	414,417
Nibe Industrier AB, Class B	82,700	846,205
TF Bank AB(c)	132,700	1,182,027
		24,870,392

Switzerland (0.69%)
Luxoft Holding, Inc.(a)	59,075	2,383,676
VZ Holding AG	13,480	3,801,877
		6,185,553

Taiwan (2.76%)
ASPEED Technology, Inc.	78,958	2,268,410
Materials Analysis Technology, Inc.	748,000	1,789,951
Sinmag Equipment Corp.	952,810	4,975,551
Sitronix Technology Corp.	841,000	2,421,821
Sporton International, Inc.	1,424,756	7,921,598
Test Research, Inc.	2,238,252	4,138,116
TSC Auto ID Technology Co., Ltd.	138,000	1,091,444
		24,606,891

Thailand (0.32%)
Srisawad Corp., PCL	1,722,000	2,837,262

United Arab Emirates (0.28%)
Aramex PJSC	2,294,125	2,529,493

United States (4.94%)
Core Laboratories NV	55,701	6,820,587
Docusign, Inc.(a)	125	4,829
EPAM Systems, Inc.(a)	84,075	9,613,976
FirstCash, Inc.	209,798	18,189,487
GBGI, Ltd.	1,426,215	1,737,672
Lululemon Athletica, Inc.(a)	77,250	7,709,550
		44,076,101

Vietnam (1.00%)
Ho Chi Minh City Development Joint Stock Commercial Bank	2,161,861	4,064,737
	Shares	Value (Note 2)
Vietnam (continued)
Vietnam Dairy Products JSC	592,330	$4,813,893
		8,878,630

TOTAL COMMON STOCKS
(Cost $625,098,005)		879,159,258

	Principal Amount	Value (Note 2)
CORPORATE BONDS (0.07%)
Malaysia (0.07%)
AEON Credit Service M Bhd
3.50%, 09/15/2020	$2,235,120	$666,520

TOTAL CORPORATE BONDS
(Cost $530,970)		666,520

TOTAL INVESTMENTS (98.63%)
(Cost $625,628,975)		$879,825,778

Other Assets In Excess Of Liabilities (1.37%)		12,182,804

NET ASSETS (100.00%)		$892,008,582

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2018, these securities had a total aggregate market value of $44,790,283 representing 5.02% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2018, the aggregate market value of those securities was $56,368,357, representing 6.32% of net assets.

(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as level 3 assets. See also footnote 2 to the financial statements for additional information.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2018	53

Grandeur Peak International Stalwarts Fund	Portfolio of Investments

April 30, 2018

	Shares	Value (Note 2)
COMMON STOCKS (94.09%)
Argentina (1.05%)
Despegar.com Corp.(a)	106,600	$3,129,776
Globant SA(a)	58,500	2,633,085
		5,762,861

Australia (0.99%)
carsales.com, Ltd.	254,980	2,752,731
Magellan Financial Group, Ltd.	151,709	2,668,043
		5,420,774

Bangladesh (0.60%)
Square Pharmaceuticals, Ltd.	886,742	3,277,821

Belgium (1.00%)
Melexis NV	57,394	5,478,878

Bermuda (0.93%)
Bank of NT Butterfield & Son, Ltd.	107,057	5,079,855

Brazil (2.36%)
Fleury SA	441,500	3,290,582
Hapvida Participacoes e Investimentos SA(a)(b)(c)	73,000	576,173
M Dias Branco SA	204,500	2,567,341
Notre Dame Intermedica Participacoes SA(a)	144,800	840,726
Pagseguro Digital, Ltd., Class A(a)	67,275	2,235,548
Raia Drogasil SA	176,300	3,458,363
		12,968,733

Britain (12.46%)
Abcam PLC	173,050	2,908,886
Ascential PLC	706,800	4,100,440
B&M European Value Retail SA	2,127,800	11,872,627
boohoo.com PLC(a)	1,111,800	2,805,618
Clinigen Group PLC	222,300	2,685,505
Close Brothers Group PLC	158,598	3,353,732
Diploma PLC	455,217	7,557,970
Domino's Pizza Group PLC	633,200	3,166,983
Intertek Group PLC	84,900	5,728,380
Metro Bank PLC(a)	137,825	6,265,338
Sanne Group PLC	777,600	6,647,943
St James's Place PLC	474,200	7,419,427
Ted Baker PLC	19,300	707,833
Ultra Electronics Holdings PLC	164,450	3,187,689
		68,408,371

Canada (5.61%)
Gildan Activewear, Inc.	189,994	5,534,309
Ritchie Bros Auctioneers, Inc.	344,450	11,273,849
Spartan Energy Corp.(a)	154,861	767,098
	Shares	Value (Note 2)
Canada (continued)
Stantec, Inc.	518,739	$13,199,270
		30,774,526

China (8.70%)
58.com, Inc., ADR(a)	25,450	2,224,075
ANTA Sports Products, Ltd.	424,000	2,439,095
China Medical System Holdings, Ltd.	4,296,600	10,598,278
CSPC Pharmaceutical Group, Ltd.	1,396,000	3,592,873
Ctrip.com International, Ltd., ADR(a)	94,950	3,883,455
JD.com, Inc., ADR(a)	77,850	2,842,303
Man Wah Holdings, Ltd.	8,170,600	6,079,556
Silergy Corp.	407,200	8,560,607
Tencent Holdings, Ltd.	54,000	2,690,144
Yum China Holdings, Inc.	113,525	4,854,329
		47,764,715

Colombia (1.03%)
Parex Resources, Inc.(a)	327,919	5,641,754

Denmark (0.39%)
Ambu A/S	91,767	2,135,880

Egypt (0.41%)
Commercial International Bank Egypt SAE	420,752	2,236,623

France (2.73%)
Alten SA	77,014	7,654,076
BioMerieux	59,350	4,701,623
Bureau Veritas SA	100,200	2,619,684
		14,975,383

Georgia (0.87%)
BGEO Group PLC	99,500	4,766,962

Germany (7.13%)
Aroundtown SA	727,564	5,816,376
CTS Eventim AG & Co., KGaA	45,650	2,141,131
Dermapharm Holding SE(a)	86,634	2,877,029
GRENKE AG	52,050	6,150,421
Norma Group SE	103,850	7,643,697
PATRIZIA Immobilien AG(a)	295,180	5,910,098
Wirecard AG	62,750	8,570,370
		39,109,122

Hong Kong (4.53%)
Samsonite International SA	1,467,360	6,655,669
Value Partners Group, Ltd.	9,761,000	9,327,400

See Notes to Financial Statements.

54	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Portfolio of Investments

April 30, 2018

	Shares	Value (Note 2)
Hong Kong (continued)
Vitasoy International Holdings, Ltd.	3,347,000	$8,891,332
		24,874,401

India (5.59%)
Alkem Laboratories, Ltd.	128,674	3,810,382
Bajaj Finance, Ltd.	171,250	4,895,020
Indiabulls Housing Finance, Ltd.	101,000	1,977,929
L&T Finance Holdings, Ltd.	1,319,500	3,424,294
SBI Life Insurance Co., Ltd.(b)(c)	243,705	2,713,473
Vakrangee, Ltd.	882,000	1,320,886
WNS Holdings, Ltd., ADR(a)	166,895	8,166,172
Yes Bank, Ltd.	809,250	4,389,399
		30,697,555

Indonesia (0.18%)
Delfi, Ltd.	893,700	977,274

Israel (0.93%)
Wix.com, Ltd.(a)	62,200	5,115,950

Italy (2.44%)
Brembo SpA	605,057	8,950,671
DiaSorin SpA	46,837	4,431,506
		13,382,177

Japan (8.68%)
Aeon Delight Co., Ltd.	79,400	2,785,392
Create SD Holdings Co., Ltd.	190,900	5,535,611
Dip Corp.	144,500	3,513,364
Ezaki Glico Co., Ltd.	76,000	4,108,672
Japan Lifeline Co., Ltd.	56,600	1,672,320
MISUMI Group, Inc.	325,000	9,007,958
MonotaRO Co., Ltd.	136,100	4,762,006
Nihon M&A Center, Inc.	419,300	12,312,047
Seria Co., Ltd.	80,000	3,922,430
		47,619,800

Kenya (0.37%)
Safaricom, Ltd.	7,156,700	2,015,721

Luxembourg (0.91%)
Grand City Properties SA	207,200	5,004,296

Malaysia (0.31%)
My EG Services Bhd	2,549,000	1,702,149

Mexico (0.96%)
Regional SAB de CV	831,250	5,290,971

Netherlands (1.58%)
Aalberts Industries NV	175,671	8,663,813
	Shares	Value (Note 2)
Norway (0.55%)
TGS NOPEC Geophysical Co., ASA	95,600	$3,029,246

Peru (1.47%)
Alicorp SAA	1,142,439	4,196,787
Credicorp, Ltd.	16,725	3,888,395
		8,085,182

Philippines (2.76%)
Puregold Price Club, Inc.	4,374,200	4,006,552
Robinsons Land Corp.	3,694,438	1,277,895
Robinsons Retail Holdings, Inc.	1,927,320	3,389,137
Security Bank Corp.	1,605,200	6,482,899
		15,156,483

Poland (1.39%)
AmRest Holdings SE(a)	28,900	3,795,860
Dino Polska SA(a)(b)(c)	140,672	3,807,525
		7,603,385

South Korea (2.25%)
BGF Retail Co., Ltd.	7,814	1,397,382
LG Household & Health Care, Ltd.	4,350	5,579,795
Medy-Tox, Inc.	8,250	5,388,512
		12,365,689

Sweden (2.03%)
Indutrade AB	183,850	4,354,461
Nibe Industrier AB, Class B	305,300	3,123,898
Sweco AB, Class B	178,900	3,652,917
		11,131,276

Switzerland (1.96%)
Luxoft Holding, Inc.(a)	47,400	1,912,590
Partners Group Holding AG	5,090	3,731,468
VZ Holding AG	6,689	1,886,554
Wizz Air Holdings PLC(a)(b)(c)	73,500	3,231,928
		10,762,540

Thailand (1.24%)
Muangthai Leasing PCL	1,117,000	1,291,841
Srisawad Corp., PCL	1,595,920	2,629,526
TOA Paint Thailand PCL(a)	2,396,000	2,903,897
		6,825,264

United States (5.99%)
Burford Capital, Ltd.	167,500	3,320,601
Core Laboratories NV	37,825	4,631,671
Docusign, Inc.(a)	75	2,897
EPAM Systems, Inc.(a)	75,400	8,621,990
FirstCash, Inc.	120,062	10,409,376

See Notes to Financial Statements.

Annual Report | April 30, 2018	55

Grandeur Peak International Stalwarts Fund	Portfolio of Investments

April 30, 2018

	Shares	Value (Note 2)
United States (continued)
Lululemon Athletica, Inc.(a)	59,175	$5,905,665
		32,892,200

Vietnam (1.71%)
Ho Chi Minh City Development Joint Stock Commercial Bank	1,888,008	3,549,838
Vietnam Dairy Products JSC	717,114	5,828,018
		9,377,856

TOTAL COMMON STOCKS
(Cost $411,144,719)		516,375,486

PREFERRED STOCKS (0.48%)
Germany (0.48%)
FUCHS PETROLUB SE	49,100	2,640,918

TOTAL PREFERRED STOCKS
(Cost $2,606,055)		2,640,918

TOTAL INVESTMENTS (94.57%)
(Cost $413,750,774)		$519,016,404

Other Assets In Excess Of Liabilities (5.43%)		29,820,064

NET ASSETS (100.00%)		$548,836,468

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2018, these securities had a total aggregate market value of $10,329,099 representing 1.88% of net assets.

(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2018, the aggregate market value of those securities was $10,329,099, representing 1.88% of net assets.

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

56	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Statements of Assets and Liabilities

April 30, 2018

	Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Global Micro Cap Fund	Grandeur Peak Global Opportunities Fund	Grandeur Peak Global Reach Fund
ASSETS
Investments, at value (Cost - see below)	$461,809,954	$40,777,057	$785,840,909	$370,140,915
Cash	30,105,161	714,147	616,707	1,731,498
Foreign cash, at value (Cost $129,192, $9,174, $300,786 and $338,554, respectively)	129,023	9,161	300,075	338,216
Dividends and interest receivable	701,986	114,967	2,086,340	790,858
Receivable for investments sold	601,543	253,955	687,838	1,138,349
Receivable for fund shares subscribed	38,528	1,240	248,883	146,121
Prepaid and other assets	13,521	4,750	10,382	2,941
Total assets	493,399,716	41,875,277	789,791,134	374,288,898

LIABILITIES
Payable for investments purchased	32,446	50,215	1,159,108	1,087,837
Foreign capital gains tax	243,055	2,247	93,577	49,552
Payable for fund shares redeemed	2,401,360	600	7,658,589	4,452,741
Advisory fees payable	538,948	50,468	779,470	337,710
Administration fees payable	19,874	9,007	27,269	21,841
Custodian fees payable	180,859	22,201	117,573	83,681
Payable for trustee fees and expenses	5,243	452	8,439	3,934
Payable for chief compliance officer fee	729	63	1,174	547
Payable for principal financial officer fees	125	11	201	94
Distribution and service fees payable	3,863	–	38,973	13,649
Payable for transfer agency fees	4,005	3,981	9,907	7,493
Accrued expenses and other liabilities	41,191	26,682	47,677	37,396
Total liabilities	3,471,698	165,927	9,941,957	6,096,475
NET ASSETS	$489,928,018	$41,709,350	$779,849,177	$368,192,423

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$397,553,875	$32,171,671	$518,822,390	$263,629,210
Accumulated net investment income/(loss)	309,589	(128,821)	607,070	4,867
Accumulated net realized gain	3,064,579	1,948,582	32,931,109	12,710,195
Net unrealized appreciation	88,999,975	7,717,918	227,488,608	91,848,151
NET ASSETS	$489,928,018	$41,709,350	$779,849,177	$368,192,423

INVESTMENTS, AT COST	$372,564,761	$33,056,468	$558,231,675	$278,236,100

PRICING OF SHARES
Investor Class
Net Assets	$18,667,850	$–	$188,378,940	$65,923,438
Net Asset Value, offering and redemption price per share	$13.05	$–	$3.95	$16.97
Shares of beneficial interest outstanding	1,430,574	–	47,681,581	3,884,289
Institutional Class
Net Assets	$471,260,168	$41,709,350	$591,470,237	$302,268,985
Net Asset Value, offering and redemption price per share	$13.12	$13.12	$4.00	$17.02
Shares of beneficial interest outstanding	35,927,763	3,179,799	147,949,683	17,755,455

See Notes to Financial Statements.

Annual Report | April 30, 2018	57

Grandeur Peak Funds®	Statements of Assets and Liabilities

April 30, 2018

	Grandeur Peak Global Stalwarts Fund	Grandeur Peak International Opportunities Fund	Grandeur Peak International Stalwarts Fund
ASSETS
Investments, at value (Cost - see below)	$182,964,721	$879,825,778	$519,016,404
Cash	4,048,308	10,147,292	25,015,153
Foreign cash, at value (Cost $215,136, $334,861 and $753,620, respectively)	215,099	334,298	751,942
Dividends and interest receivable	303,168	2,930,283	1,131,619
Receivable for investments sold	2,133,540	1,059,712	7,322,274
Receivable for fund shares subscribed	48,187	399,668	235,404
Prepaid and other assets	6,136	10,357	7,917
Total assets	189,719,159	894,707,388	553,480,713

LIABILITIES
Payable for investments purchased	1,265,238	594,976	3,774,855
Foreign capital gains tax	20,847	176,474	64,295
Payable for fund shares redeemed	118,858	782,791	261,508
Advisory fees payable	122,038	873,164	353,106
Administration fees payable	8,771	30,188	17,071
Custodian fees payable	36,584	162,110	93,022
Payable for trustee fees and expenses	1,918	9,497	5,537
Payable for chief compliance officer fee	267	1,321	770
Payable for principal financial officer fees	46	226	132
Distribution and service fees payable	18,943	16,323	10,540
Payable for transfer agency fees	7,618	7,324	14,607
Accrued expenses and other liabilities	33,329	44,412	48,802
Total liabilities	1,634,457	2,698,806	4,644,245
NET ASSETS	$188,084,702	$892,008,582	$548,836,468

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$150,457,803	$600,144,169	$434,541,799
Accumulated net investment income	56,737	1,101,791	1,152,977
Accumulated net realized gain	2,945,283	36,780,394	7,927,609
Net unrealized appreciation	34,624,879	253,982,228	105,214,083
NET ASSETS	$188,084,702	$892,008,582	$548,836,468

INVESTMENTS, AT COST	$148,323,491	$625,628,975	$413,750,774

PRICING OF SHARES
Investor Class
Net Assets	$92,551,756	$78,686,219	$52,477,990
Net Asset Value, offering and redemption price per share	$15.06	$4.10	$15.53
Shares of beneficial interest outstanding	6,145,035	19,176,458	3,379,689
Institutional Class
Net Assets	$95,532,946	$813,322,363	$496,358,478
Net Asset Value, offering and redemption price per share	$15.14	$4.12	$15.57
Shares of beneficial interest outstanding	6,308,473	197,210,493	31,886,760

See Notes to Financial Statements.

58	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Statements of Operations

For the Year Ended April 30, 2018

	Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Global Micro Cap Fund	Grandeur Peak Global Opportunities Fund	Grandeur Peak Global Reach Fund
INVESTMENT INCOME
Dividends	$10,000,644	$877,051	$13,074,086	$5,918,803
Interest	11,958	6,727	8,878	34,570
Foreign taxes withheld	(803,559)	(70,012)	(818,065)	(459,736)
Total investment income	9,209,043	813,766	12,264,899	5,493,637

EXPENSES
Investment advisor fees (Note 6)	6,119,337	610,902	9,636,891	3,893,761
Recoupment of previously waived fees (Note 6)	–	3,378	–	–
Administrative fees	160,656	32,196	260,168	141,186
Distribution and service fees - Investor Class	42,932	–	451,216	160,880
Transfer agent fees	36,779	37,636	72,768	58,738
Professional fees	68,671	39,726	63,839	48,380
Printing fees	18,832	3,105	30,739	23,252
Registration fees	35,679	19,149	36,102	38,072
Custodian fees	572,989	89,275	360,038	287,273
Trustee fees and expenses	10,067	897	16,905	7,778
Chief compliance officer fees	8,389	754	14,267	6,551
Principal financial officer fees	1,480	133	2,517	1,155
Other expenses	13,906	5,177	19,838	11,897
Total expenses	7,089,717	842,328	10,965,288	4,678,923
Voluntary waiver of investment advisory fees (Note 6)	(45,876)	–	(406,427)	–
Less fees waived/reimbursed by investment advisor (Note 6)	–	(27,510)	–	–
Total net expenses	7,043,841	814,818	10,558,861	4,678,923
NET INVESTMENT INCOME/(LOSS)	2,165,202	(1,052)	1,706,038	814,714

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	14,200,738	4,077,314	65,466,171	23,748,250
Net realized loss on foreign currency transactions	(183,528)	(2,302)	(159,678)	(63,790)
Net realized gain	14,017,210	4,075,012	65,306,493	23,684,460
Net change in unrealized appreciation on investments (net of change in foreign capital gains tax of $(1,642,840), $(37,569), $(434,366) and $(262,184), respectively)	37,634,355	2,334,812	61,160,412	35,212,022
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(3,118)	(433)	(17,717)	(7,425)
Net change in unrealized appreciation	37,631,237	2,334,379	61,142,695	35,204,597
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	51,648,447	6,409,391	126,449,188	58,889,057
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,813,649	$6,408,339	$128,155,226	$59,703,771

See Notes to Financial Statements.

Annual Report | April 30, 2018	59

Grandeur Peak Funds®	Statements of Operations

For the Year Ended April 30, 2018

	Grandeur Peak Global Stalwarts Fund	Grandeur Peak International Opportunities Fund	Grandeur Peak International Stalwarts Fund
INVESTMENT INCOME
Dividends	$2,074,937	$17,481,091	$6,945,828
Interest	–	11,822	–
Foreign taxes withheld	(102,555)	(1,432,392)	(404,756)
Total investment income	1,972,382	16,060,521	6,541,072

EXPENSES
Investment advisor fees (Note 6)	1,188,576	10,860,044	3,455,880
Recoupment of previously waived fees (Note 6)	118,610	–	–
Administrative fees	56,469	291,947	144,440
Distribution and service fees - Investor Class	195,432	197,748	105,343
Transfer agent fees	55,796	56,474	91,591
Professional fees	41,012	60,029	40,009
Printing fees	10,335	21,765	18,147
Registration fees	38,284	32,873	54,754
Custodian fees	115,311	497,269	249,135
Trustee fees and expenses	3,535	19,128	10,400
Chief compliance officer fees	2,729	16,082	7,929
Principal financial officer fees	481	2,837	1,398
Other expenses	7,644	21,757	12,445
Total expenses	1,834,214	12,077,953	4,191,471
Voluntary waiver of investment advisory fees (Note 6)	–	(553,205)	–
Less fees waived/reimbursed by investment advisor (Note 6)	(576)	–	–
Total net expenses	1,833,638	11,524,748	4,191,471
NET INVESTMENT INCOME	138,744	4,535,773	2,349,601

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	4,974,741	65,489,581	13,586,423
Net realized loss on foreign currency transactions	(63,304)	(287,579)	(223,868)
Net realized gain	4,911,437	65,202,002	13,362,555
Net change in unrealized appreciation on investments (net of change in foreign capital gains tax of $(88,786), $(933,111) and $(176,713), respectively)	20,019,641	81,861,284	60,823,224
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	3,861	10,153	11,723
Net change in unrealized appreciation	20,023,502	81,871,437	60,834,947
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	24,934,939	147,073,439	74,197,502
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,073,683	$151,609,212	$76,547,103

See Notes to Financial Statements.

60	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
OPERATIONS
Net investment income	$2,165,202	$1,312,958
Net realized gain	14,017,210	1,045,085
Net change in unrealized appreciation	37,631,237	63,061,781
Net increase in net assets resulting from operations	53,813,649	65,419,824

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Investor Class	–	(66,810)
Institutional Class	(518,950)	(1,961,876)
Net decrease in net assets from distributions	(518,950)	(2,028,686)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	775,580	490,678
Distributions reinvested	–	65,088
Cost of shares redeemed	(2,386,409)	(6,113,284)
Redemption fees	–	130
Net decrease from capital shares transactions	(1,610,829)	(5,557,388)

Institutional Class
Proceeds from sales of shares	49,952,122	15,112,959
Distributions reinvested	468,941	1,775,141
Cost of shares redeemed	(29,142,671)	(27,797,275)
Redemption fees	322	110
Net increase/(decrease) from capital shares transactions	21,278,714	(10,909,065)

Net increase in net assets	72,962,584	46,924,685

NET ASSETS
Beginning of year	416,965,434	370,040,749
End of year*	$489,928,018	$416,965,434

*Including accumulated net investment income/(loss) of:	$309,589	$(861,542)

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	60,550	46,050
Issued to shareholders in reinvestment of distributions	–	6,419
Redeemed	(194,865)	(580,153)
Net decrease in share transactions	(134,315)	(527,684)

Institutional Class
Issued	3,752,939	1,431,423
Issued to shareholders in reinvestment of distributions	36,017	174,375
Redeemed	(2,258,217)	(2,673,849)
Net increase/(decrease) in share transactions	1,530,739	(1,068,051)

See Notes to Financial Statements.

Annual Report | April 30, 2018	61

Grandeur Peak Global Micro Cap Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
OPERATIONS
Net investment income/(loss)	$(1,052)	$36,054
Net realized gain	4,075,012	1,195,943
Net change in unrealized appreciation	2,334,379	3,987,884
Net increase in net assets resulting from operations	6,408,339	5,219,881

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Institutional Class	(184,962)	(72,387)
Net realized gains on investments
Institutional Class	(2,743,887)	(318,826)
Net decrease in net assets from distributions	(2,928,849)	(391,213)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	1,986,506	2,802,634
Distributions reinvested	2,815,178	378,056
Cost of shares redeemed	(3,191,486)	(2,125,169)
Redemption fees	17	2
Net increase from capital shares transactions	1,610,215	1,055,523

Net increase in net assets	5,089,705	5,884,191

NET ASSETS
Beginning of year	36,619,645	30,735,454
End of year*	$41,709,350	$36,619,645
*Including accumulated net investment loss of:	$(128,821)	$(2,594)

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	150,447	257,322
Issued to shareholders in reinvestment of distributions	212,948	34,940
Redeemed	(241,118)	(194,608)
Net increase in share transactions	122,277	97,654

See Notes to Financial Statements.

62	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
OPERATIONS
Net investment income	$1,706,038	$752,205
Net realized gain	65,306,493	13,115,814
Net change in unrealized appreciation	61,142,695	91,442,710
Net increase in net assets resulting from operations	128,155,226	105,310,729

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Investor Class	–	–
Institutional Class	(676,490)	(682,795)
Net realized gains on investments
Investor Class	(10,280,542)	(208,741)
Institutional Class	(31,457,520)	(563,234)
Net decrease in net assets from distributions	(42,414,552)	(1,454,770)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	22,888,443	16,005,788
Distributions reinvested	9,719,833	199,029
Cost of shares redeemed	(30,840,920)	(50,076,349)
Redemption fees	1,110	1,088
Net increase/(decrease) from capital shares transactions	1,768,466	(33,870,444)

Institutional Class
Proceeds from sales of shares	26,846,472	55,465,734
Distributions reinvested	30,664,935	1,194,887
Cost of shares redeemed	(64,400,921)	(52,607,866)
Redemption fees	274	4,876
Net increase/(decrease) from capital shares transactions	(6,889,240)	4,057,631

Net increase in net assets	80,619,900	74,043,146

NET ASSETS
Beginning of year	699,229,277	625,186,131
End of year*	$779,849,177	$699,229,277

*Including accumulated net investment income/(loss) of:	$607,070	$(725,823)

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	5,933,663	4,969,762
Issued to shareholders in reinvestment of distributions	2,460,717	62,984
Redeemed	(7,896,305)	(15,424,679)
Net increase/(decrease) in share transactions	498,075	(10,391,933)

Institutional Class
Issued	6,845,193	16,979,178
Issued to shareholders in reinvestment of distributions	7,666,235	374,573
Redeemed	(16,296,273)	(16,596,520)
Net increase/(decrease) in share transactions	(1,784,845)	757,231

See Notes to Financial Statements.

Annual Report | April 30, 2018	63

Grandeur Peak Global Reach Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
OPERATIONS
Net investment income	$814,714	$697,491
Net realized gain	23,684,460	7,092,527
Net change in unrealized appreciation	35,204,597	42,795,408
Net increase in net assets resulting from operations	59,703,771	50,585,426

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Investor Class	–	(84,133)
Institutional Class	(374,631)	(681,502)
Net realized gains on investments
Investor Class	(871,964)	–
Institutional Class	(3,954,777)	–
Net decrease in net assets from distributions	(5,201,372)	(765,635)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	4,258,731	4,112,844
Distributions reinvested	821,348	81,122
Cost of shares redeemed	(17,054,715)	(14,422,937)
Redemption fees	51	426
Net decrease from capital shares transactions	(11,974,585)	(10,228,545)

Institutional Class
Proceeds from sales of shares	18,157,332	24,646,538
Distributions reinvested	4,111,759	642,714
Cost of shares redeemed	(22,861,068)	(27,368,439)
Redemption fees	167	1,027
Net decrease from capital shares transactions	(591,810)	(2,078,160)

Net increase in net assets	41,936,004	37,513,086

NET ASSETS
Beginning of year	326,256,419	288,743,333
End of year*	$368,192,423	$326,256,419

*Including accumulated net investment income/(loss) of:	$4,867	$(218,094)

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	268,300	318,050
Issued to shareholders in reinvestment of distributions	49,360	6,264
Redeemed	(1,087,058)	(1,110,221)
Net decrease in share transactions	(769,398)	(785,907)

Institutional Class
Issued	1,125,868	1,860,022
Issued to shareholders in reinvestment of distributions	246,656	49,592
Redeemed	(1,399,288)	(2,115,611)
Net decrease in share transactions	(26,764)	(205,997)

See Notes to Financial Statements.

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Grandeur Peak Global Stalwarts Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
OPERATIONS
Net investment income/(loss)	$138,744	$(76,695)
Net realized gain	4,911,437	937,782
Net change in unrealized appreciation	20,023,502	12,316,556
Net increase in net assets resulting from operations	25,073,683	13,177,643

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Investor Class	–	(38,237)
Institutional Class	–	(70,513)
Net realized gains on investments
Investor Class	(1,233,885)	–
Institutional Class	(1,137,784)	–
Net decrease in net assets from distributions	(2,371,669)	(108,750)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	30,508,717	40,939,429
Distributions reinvested	1,207,967	37,612
Cost of shares redeemed	(12,629,686)	(6,232,494)
Redemption fees	2,502	1,969
Net increase from capital shares transactions	19,089,500	34,746,516

Institutional Class
Proceeds from sales of shares	47,116,433	27,023,764
Distributions reinvested	1,036,423	66,016
Cost of shares redeemed	(10,882,140)	(2,576,566)
Redemption fees	295	216
Net increase from capital shares transactions	37,271,011	24,513,430

Net increase in net assets	79,062,525	72,328,839

NET ASSETS
Beginning of year	109,022,177	36,693,338
End of year*	$188,084,702	$109,022,177

*Including accumulated net investment income/(loss) of:	$56,737	$(1,806)

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	2,152,925	3,565,906
Issued to shareholders in reinvestment of distributions	82,511	3,323
Redeemed	(888,539)	(533,831)
Net increase in share transactions	1,346,897	3,035,398
Institutional Class
Issued	3,250,939	2,334,427
Issued to shareholders in reinvestment of distributions	70,505	5,816
Redeemed	(749,691)	(218,942)
Net increase in share transactions	2,571,753	2,121,301

See Notes to Financial Statements.

Annual Report | April 30, 2018	65

Grandeur Peak International Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
OPERATIONS
Net investment income	$4,535,773	$2,817,200
Net realized gain	65,202,002	15,154,690
Net change in unrealized appreciation	81,871,437	101,628,897
Net increase in net assets resulting from operations	151,609,212	119,600,787

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Investor Class	(116,530)	(373,708)
Institutional Class	(2,382,835)	(4,194,578)
Net realized gains on investments
Investor Class	(2,657,014)	(1,243,840)
Institutional Class	(25,295,161)	(10,524,647)
Net decrease in net assets from distributions	(30,451,540)	(16,336,773)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	9,422,538	16,040,116
Distributions reinvested	2,591,766	1,519,011
Cost of shares redeemed	(23,474,795)	(73,177,961)
Redemption fees	18	346
Net decrease from capital shares transactions	(11,460,473)	(55,618,488)

Institutional Class
Proceeds from sales of shares	34,216,073	82,878,502
Distributions reinvested	24,999,053	13,246,236
Cost of shares redeemed	(53,812,908)	(70,160,974)
Redemption fees	1,808	5,235
Net increase from capital shares transactions	5,404,026	25,968,999

Net increase in net assets	115,101,225	73,614,525

NET ASSETS
Beginning of year	776,907,357	703,292,832
End of year*	$892,008,582	$776,907,357

*Including accumulated net investment income/(loss) of:	$1,101,791	$(614,723)

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	2,374,458	5,029,639
Issued to shareholders in reinvestment of distributions	632,138	494,792
Redeemed	(5,887,657)	(23,531,613)
Net decrease in share transactions	(2,881,061)	(18,007,182)

Institutional Class
Issued	8,496,775	26,474,706
Issued to shareholders in reinvestment of distributions	6,067,731	4,300,726
Redeemed	(13,071,539)	(21,629,721)
Net increase in share transactions	1,492,967	9,145,711

See Notes to Financial Statements.

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Grandeur Peak International Stalwarts Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
OPERATIONS
Net investment income	$2,349,601	$707,009
Net realized gain	13,362,555	1,792,829
Net change in unrealized appreciation	60,834,947	37,615,840
Net increase in net assets resulting from operations	76,547,103	40,115,678

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Investor Class	–	(73,124)
Institutional Class	(604,680)	(929,880)
Net realized gains on investments
Investor Class	(527,381)	–
Institutional Class	(5,037,487)	–
Net decrease in net assets from distributions	(6,169,548)	(1,003,004)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	21,050,455	8,549,781
Distributions reinvested	485,971	22,941
Cost of shares redeemed	(6,873,308)	(4,109,607)
Redemption fees	663	308
Net increase from capital shares transactions	14,663,781	4,463,423

Institutional Class
Proceeds from sales of shares	225,088,542	143,867,333
Distributions reinvested	5,267,972	913,917
Cost of shares redeemed	(63,009,263)	(33,019,442)
Redemption fees	9,004	3,133
Net increase from capital shares transactions	167,356,255	111,764,941

Net increase in net assets	252,397,591	155,341,038

NET ASSETS
Beginning of year	296,438,877	141,097,839
End of year*	$548,836,468	$296,438,877
*Including accumulated net investment income/(loss) of:	$1,152,977	$(134,092)

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	1,425,304	728,649
Issued to shareholders in reinvestment of distributions	32,141	2,054
Redeemed	(457,934)	(349,537)
Net increase in share transactions	999,511	381,166
Institutional Class
Issued	15,450,477	12,243,757
Issued to shareholders in reinvestment of distributions	347,951	81,746
Redeemed	(4,230,944)	(2,803,836)
Net increase in share transactions	11,567,484	9,521,667

See Notes to Financial Statements.

Annual Report | April 30, 2018	67

Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Investor Class	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	For the Period December 16, 2013 (Inception) to April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$11.55	$9.82	$11.51	$10.53	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.03	0.02	0.07	0.02	(0.05)
Net realized and unrealized gain/(loss) on investments	1.47	1.75	(1.41)	1.22	0.58
Total income/(loss) from investment operations	1.50	1.77	(1.34)	1.24	0.53

DISTRIBUTIONS
From net investment income	–	(0.04)	–	(0.01)	–
From net realized gain on investments	–	–	(0.35)	(0.25)	–
Total distributions	–	(0.04)	(0.35)	(0.26)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	–	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	1.50	1.73	(1.69)	0.98	0.53
NET ASSET VALUE, END OF PERIOD	$13.05	$11.55	$9.82	$11.51	$10.53

TOTAL RETURN	12.99%	18.08%	(11.62)%	12.06%	5.30	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$18,668	$18,074	$20,548	$39,896	$27,952

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.79%	1.76%	1.77%	1.82%	2.01	%(d)(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.78%	1.76%	1.77%	1.82%	1.95	%(d)(e)
Net investment income/(loss)	0.26%	0.21%	0.69%	0.22%	(0.55	)%(d)

PORTFOLIO TURNOVER RATE	33%	42%	40%	53%	26	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

68	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	For the Period December 16, 2013 (Inception) to April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$11.60	$9.85	$11.52	$10.54	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.06	0.04	0.08	0.05	(0.03)
Net realized and unrealized gain/(loss) on investments	1.48	1.77	(1.40)	1.21	0.57
Total income/(loss) from investment operations	1.54	1.81	(1.32)	1.26	0.54

DISTRIBUTIONS
From net investment income	(0.02)	(0.06)	–	(0.03)	–
From net realized gain on investments	–	–	(0.35)	(0.25)	–
Total distributions	(0.02)	(0.06)	(0.35)	(0.28)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	1.52	1.75	(1.67)	0.98	0.54
NET ASSET VALUE, END OF PERIOD	$13.12	$11.60	$9.85	$11.52	$10.54

TOTAL RETURN	13.24%	18.42%	(11.44)%	12.22%	5.40	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$471,260	$398,891	$349,493	$428,048	$255,819

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.55%	1.55%	1.55%	1.58%	1.76	%(d)(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.54%	1.55%	1.55%	1.58%	1.70	%(d)(e)
Net investment income/(loss)	0.49%	0.35%	0.75%	0.43%	(0.37	)%(d)

PORTFOLIO TURNOVER RATE	33%	42%	40%	53%	26	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

Annual Report | April 30, 2018	69

Grandeur Peak Global Micro Cap Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	Year Ended April 30, 2018		Year Ended April 30, 2017	For the Period October 21, 2015 (Commencement of Operations) to April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$11.98		$10.38	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.00	)(b)	0.01	(0.02)
Net realized and unrealized gain on investments	2.12		1.72	0.40
Total income from investment operations	2.12		1.73	0.38

DISTRIBUTIONS
From net investment income	(0.06)		(0.02)	–
From net realized gain on investments	(0.92)		(0.11)	–
Total distributions	(0.98)		(0.13)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00	(b)

INCREASE IN NET ASSET VALUE	1.14		1.60	0.38
NET ASSET VALUE, END OF PERIOD	$13.12		$11.98	$10.38

TOTAL RETURN	17.68%		16.81%	3.80	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$41,709		$36,620	$30,735

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	2.06%		2.17%	2.30	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	2.00%		2.00%	2.00	%(d)(e)
Net investment income/(loss)	(0.00	)%(f)	0.11%	(0.41	)%(d)

PORTFOLIO TURNOVER RATE	46%		37%	8	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.
(f)	Less than 0.005% of average net assets.

See Notes to Financial Statements.

70	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Investor Class	Year Ended April 30, 2018	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015	Year Ended April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$3.52	$3.01		$3.43		$3.31	$2.77

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.00 (b)	(0.00	)(b)(c)	0.00	(b)	0.00 (b)	(0.00	)(b)
Net realized and unrealized gain/(loss) on investments	0.65	0.51		(0.18)		0.35	0.67
Total income/(loss) from investment operations	0.65	0.51		(0.18)		0.35	0.67

DISTRIBUTIONS
From net investment income	–	–		(0.00	)(b)	(0.01)	–
From net realized gain on investments	(0.22)	(0.00	)(b)	(0.24)		(0.22)	(0.13)
Total distributions	(0.22)	(0.00	)(b)	(0.24)		(0.23)	(0.13)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00	(b)	0.00	(b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	0.43	0.51		(0.42)		0.12	0.54
NET ASSET VALUE, END OF PERIOD	$3.95	$3.52		$3.01		$3.43	$3.31

TOTAL RETURN	18.41%	17.09%		(5.03)%		11.09%	24.31%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$188,379	$166,284		$173,156		$201,462	$216,247

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.61%	1.61%		1.62%		1.62%	1.68%
Expenses (including fees waived/ reimbursed by investment advisor)	1.55%	1.59%		1.62%		1.62%	1.68%
Net investment income/(loss)	0.03%	(0.06)%		0.06%		0.12%	(0.15)%

PORTFOLIO TURNOVER RATE	29%	30%		32%		37%	38%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

See Notes to Financial Statements.

Annual Report | April 30, 2018	71

Grandeur Peak Global Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	Year Ended April 30, 2018		Year Ended April 30, 2017		Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$3.56		$3.03		$3.46	$3.34	$2.79

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.01		0.01		0.01	0.01	0.00	(b)
Net realized and unrealized gain/(loss) on investments	0.65		0.52		(0.19)	0.34	0.68
Total income/(loss) from investment operations	0.66		0.53		(0.18)	0.35	0.68

DISTRIBUTIONS
From net investment income	(0.00	)(b)	(0.00	)(b)	(0.01)	(0.01)	(0.00	)(b)
From net realized gain on investments	(0.22)		(0.00	)(b)	(0.24)	(0.22)	(0.13)
Total distributions	(0.22)		(0.00	)(b)	(0.25)	(0.23)	(0.13)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	0.44		0.53		(0.43)	0.12	0.55
NET ASSET VALUE, END OF PERIOD	$4.00		$3.56		$3.03	$3.46	$3.34

TOTAL RETURN	18.62%		17.81%		(5.12)%	11.20%	24.67%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$591,470		$532,946		$452,030	$526,394	$492,869

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.36%		1.37%		1.38%	1.38%	1.44%
Expenses (including fees waived/ reimbursed by investment advisor)	1.31%		1.35%		1.38%	1.38%	1.44%
Net investment income	0.28%		0.18%		0.30%	0.35%	0.08%

PORTFOLIO TURNOVER RATE	29%		30%		32%	37%	38%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

72	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Investor Class	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	For the Period June 19, 2013 (Inception) to April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$14.52	$12.31	$13.65	$12.43	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.01	0.01	0.01	0.00 (b)	(0.02)
Net realized and unrealized gain/(loss) on investments	2.66	2.22	(0.89)	1.37	2.54
Total income/(loss) from investment operations	2.67	2.23	(0.88)	1.37	2.52

DISTRIBUTIONS
From net investment income	–	(0.02)	(0.01)	(0.01)	(0.02)
From net realized gain on investments	(0.22)	–	(0.45)	(0.14)	(0.08)
Total distributions	(0.22)	(0.02)	(0.46)	(0.15)	(0.10)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.01

INCREASE/DECREASE IN NET ASSET VALUE	2.45	2.21	(1.34)	1.22	2.43
NET ASSET VALUE, END OF PERIOD	$16.97	$14.52	$12.31	$13.65	$12.43

TOTAL RETURN	18.44%	18.11%	(6.45)%	11.09%	25.31	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$65,923	$67,574	$66,984	$87,354	$46,163

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.52%	1.52%	1.60%	1.60%	1.91	%(d)(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.52%	1.52%	1.60%	1.60%	1.60	%(d)(e)
Net investment income/(loss)	0.06%	0.07%	0.10%	0.03%	(0.17	)%(d)

PORTFOLIO TURNOVER RATE	43%	42%	46%	46%	39	%(c)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Not Annualized.

(d)	Annualized.

(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

Annual Report | April 30, 2018	73

Grandeur Peak Global Reach Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	For the Period June 19, 2013 (Inception) to April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$14.55	$12.33	$13.66	$12.42	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.04	0.04	0.04	0.03	0.02
Net realized and unrealized gain/(loss) on investments	2.67	2.22	(0.89)	1.37	2.52
Total income/(loss) from investment operations	2.71	2.26	(0.85)	1.40	2.54

DISTRIBUTIONS
From net investment income	(0.02)	(0.04)	(0.03)	(0.02)	(0.04)
From net realized gain on investments	(0.22)	–	(0.45)	(0.14)	(0.08)
Total distributions	(0.24)	(0.04)	(0.48)	(0.16)	(0.12)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	2.47	2.22	(1.33)	1.24	2.42
NET ASSET VALUE, END OF PERIOD	$17.02	$14.55	$12.33	$13.66	$12.42

TOTAL RETURN	18.69%	18.36%	(6.18)%	11.41%	25.45	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$302,269	$258,683	$221,759	$260,239	$88,311

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.28%	1.29%	1.35%	1.35%	1.75	%(d)(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.28%	1.29%	1.35%	1.35%	1.35	%(d)(e)
Net investment income	0.27%	0.28%	0.34%	0.23%	0.21	%(d)

PORTFOLIO TURNOVER RATE	43%	42%	46%	46%	39	%(c)

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

(c)	Not Annualized.

(d)	Annualized.

(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

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Grandeur Peak Global Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Investor Class	Year Ended April 30, 2018		Year Ended April 30, 2017	For the Period September 2, 2015 (Commencement of Operations) to April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$12.76		$10.85	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.00	)(b)	(0.03)	0.00	(b)
Net realized and unrealized gain on investments	2.52		1.95	0.85
Total income from investment operations	2.52		1.92	0.85

DISTRIBUTIONS
From net investment income	–		(0.01)	(0.00	)(b)
From net realized gain on investments	(0.22)		–	(0.00	)(b)
Total distributions	(0.22)		(0.01)	(0.00	)(b)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00	(b)

INCREASE IN NET ASSET VALUE	2.30		1.91	0.85
NET ASSET VALUE, END OF PERIOD	$15.06		$12.76	$10.85

TOTAL RETURN	19.79%		17.70%	8.55	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$92,552		$61,212	$19,131

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.35%		1.41%	2.06	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	1.35%		1.35%	1.35	%(d)(e)
Net investment loss	(0.03)%		(0.23)%	0.00	%(d)(f)

PORTFOLIO TURNOVER RATE	30%		32%	24	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

(c)	Not Annualized.
(d)	Annualized.

(e)	Expense ratios during startup periods may not be representative of longer term operating periods.
(f)	Less than 0.005% of average net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2018	75

Grandeur Peak Global Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	Year Ended April 30, 2018	Year Ended April 30, 2017	For the Period September 2, 2015 (Commencement of Operations) to April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$12.79	$10.87	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.03	0.01 (b)	0.02
Net realized and unrealized gain on investments	2.54	1.93	0.85
Total income from investment operations	2.57	1.94	0.87

DISTRIBUTIONS
From net investment income	–	(0.02)	(0.00	)(c)
From net realized gain on investments	(0.22)	–	(0.00	)(c)
Total distributions	(0.22)	(0.02)	(0.00	)(c)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (c)	0.00 (c)	0.00	(c)

INCREASE IN NET ASSET VALUE	2.35	1.92	0.87
NET ASSET VALUE, END OF PERIOD	$15.14	$12.79	$10.87

TOTAL RETURN	20.14%	17.92%	8.76	%(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$95,533	$47,811	$17,562

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.10%	1.17%	1.86	%(e)(f)
Expenses (including fees waived/ reimbursed by investment advisor)	1.10%	1.10%	1.10	%(e)(f)
Net investment income	0.24%	0.05%	0.22	%(e)

PORTFOLIO TURNOVER RATE	30%	32%	24	%(d)

(a)	Per share numbers have been calculated using the average shares method.

(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

(c)	Less than $0.005 or ($0.005) per share.

(d)	Not Annualized.

(e)	Annualized.

(f)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

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Grandeur Peak International Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Investor Class	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$3.55	$3.09	$3.42	$3.41	$2.83

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.01	0.01	0.01	0.01	0.01
Net realized and unrealized gain/(loss) on investments	0.68	0.52	(0.20)	0.21	0.68
Total income/(loss) from investment operations	0.69	0.53	(0.19)	0.22	0.69

DISTRIBUTIONS
From net investment income	(0.01)	(0.02)	(0.01)	(0.01)	(0.02)
From net realized gain on investments	(0.13)	(0.05)	(0.13)	(0.20)	(0.09)
Total distributions	(0.14)	(0.07)	(0.14)	(0.21)	(0.11)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	0.55	0.46	(0.33)	0.01	0.58
NET ASSET VALUE, END OF PERIOD	$4.10	$3.55	$3.09	$3.42	$3.41

TOTAL RETURN	19.30%	17.50%	(5.53)%	7.25%	24.59%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$78,686	$78,403	$123,922	$173,842	$153,296

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.61%	1.61%	1.62%	1.62%	1.73%
Expenses (including fees waived/ reimbursed by investment advisor)	1.55%	1.58%	1.62%	1.62%	1.73%
Net investment income	0.31%	0.16%	0.45%	0.37%	0.20%

PORTFOLIO TURNOVER RATE	26%	30%	34%	36%	37%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

Annual Report | April 30, 2018	77

Grandeur Peak International Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$3.57	$3.11	$3.43	$3.42	$2.84

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.02	0.01	0.02	0.02	0.01
Net realized and unrealized gain/(loss) on investments	0.67	0.52	(0.20)	0.21	0.69
Total income/(loss) from investment operations	0.69	0.53	(0.18)	0.23	0.70

DISTRIBUTIONS
From net investment income	(0.01)	(0.02)	(0.01)	(0.02)	(0.03)
From net realized gain on investments	(0.13)	(0.05)	(0.13)	(0.20)	(0.09)
Total distributions	(0.14)	(0.07)	(0.14)	(0.22)	(0.12)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	0.55	0.46	(0.32)	0.01	0.58
NET ASSET VALUE, END OF PERIOD	$4.12	$3.57	$3.11	$3.43	$3.42

TOTAL RETURN	19.38%	17.59%	(5.02)%	7.41%	24.70%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$813,322	$698,504	$579,371	$682,364	$658,127

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.37%	1.37%	1.38%	1.38%	1.46%
Expenses (including fees waived/ reimbursed by investment advisor)	1.30%	1.34%	1.38%	1.38%	1.46%
Net investment income	0.54%	0.42%	0.65%	0.61%	0.42%

PORTFOLIO TURNOVER RATE	26%	30%	34%	36%	37%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Less than $0.005 or ($0.005) per share.

See Notes to Financial Statements.

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Grandeur Peak International Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Investor Class	Year Ended April 30, 2018	Year Ended April 30, 2017	For the Period September 2, 2015 (Commencement of Operations) to April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$13.04	$11.02	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.05	0.02	0.03
Net realized and unrealized gain on investments	2.62	2.03	0.99
Total income from investment operations	2.67	2.05	1.02

DISTRIBUTIONS
From net investment income	–	(0.03)	–
From net realized gain on investments	(0.18)	–	–
Total distributions	(0.18)	(0.03)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE IN NET ASSET VALUE	2.49	2.02	1.02
NET ASSET VALUE, END OF PERIOD	$15.53	$13.04	$11.02

TOTAL RETURN	20.50%	18.68%	10.20	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$52,478	$31,045	$22,028

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.19%	1.27%	1.45	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	1.19%	1.27%	1.35	%(d)(e)
Net investment income	0.33%	0.19%	0.44	%(d)

PORTFOLIO TURNOVER RATE	24%	37%	59	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

Annual Report | April 30, 2018	79

Grandeur Peak International Stalwarts Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional Class	Year Ended April 30, 2018	Year Ended April 30, 2017	For the Period September 2, 2015 (Commencement of Operations) to April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$13.06	$11.03	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.08	0.04	0.04
Net realized and unrealized gain on investments	2.63	2.04	0.99
Total income from investment operations	2.71	2.08	1.03

DISTRIBUTIONS
From net investment income	(0.02)	(0.05)	(0.00	)(b)
From net realized gain on investments	(0.18)	–	–
Total distributions	(0.20)	(0.05)	(0.00	)(b)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE IN NET ASSET VALUE	2.51	2.03	1.03
NET ASSET VALUE, END OF PERIOD	$15.57	$13.06	$11.03

TOTAL RETURN	20.79%	18.96%	10.34	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$496,358	$265,393	$119,070

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	0.94%	1.02%	1.20	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	0.94%	1.02%	1.10	%(d)(e)
Net investment income	0.57%	0.37%	0.60	%(d)

PORTFOLIO TURNOVER RATE	24%	37%	59	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

80	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2018

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2018, the Trust consists of multiple separate portfolios or series. This annual report describes the Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, and Grandeur Peak International Stalwarts Fund (individually a “Fund” and collectively, the “Funds”). The Funds seek long-term growth of capital. The Funds offer Investor Class (except the Grandeur Peak Global Micro Cap Fund) and Institutional Class shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of each Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model.

Corporate Bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Forward currency exchange contracts have a fair value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when Grandeur Peak Global Advisors, LLC (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the

Annual Report | April 30, 2018	81

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2018

lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments in the fair value hierarchy as of April 30, 2018:

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Emerging Markets Opportunities Fund
Common Stocks
Egypt	$7,427,116	$1,987,500	$–	$9,414,616
South Korea	33,488,017	–	3,657,929	37,145,946
Other*	414,575,215	–	–	414,575,215
Corporate Bonds*	$–	$674,177	$–	$674,177
Total	$455,490,348	$2,661,677	$3,657,929	$461,809,954

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Micro Cap Fund
Common Stocks
New Zealand	$203,913	$–	$25,891	$229,804
Norway	1,296,465	800,319	–	2,096,784
South Korea	616,990	–	91,948	708,938
Other*	37,552,629	–	–	37,552,629
Corporate Bonds*	$–	$188,902	$–	$188,902
Total	$39,669,997	$989,221	$117,839	$40,777,057

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Opportunities Fund
Common Stocks
New Zealand	$4,858,878	$–	$179,252	$5,038,130
Other*	780,302,263	–	–	780,302,263
Corporate Bonds*	$–	$500,516	$–	$500,516
Total	$785,161,141	$500,516	$179,252	$785,840,909

82	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2018

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Reach Fund
Common Stocks
Egypt	$1,742,119	$795,000	$–	$2,537,119
New Zealand	1,220,956	–	132,538	1,353,494
Norway	5,096,248	1,480,324	–	6,576,572
South Korea	6,287,935	–	728,150	7,016,085
Spain	–	–	1	1
Other*	350,804,075	–	–	350,804,075
Preferred Stocks*	$919,749	$–	$–	$919,749
Corporate Bonds*	–	933,820	–	933,820
Total	$366,071,082	$3,209,144	$860,689	$370,140,915

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak Global Stalwarts Fund
Common Stocks*	$182,222,467	$–	$–	$182,222,467
Preferred Stocks*	742,254	–	–	742,254
Total	$182,964,721	$–	$–	$182,964,721

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak International Opportunities Fund
Common Stocks
New Zealand	$6,334,094	$–	$249,580	$6,583,674
South Korea	24,258,130	–	3,214,761	27,472,891
Other*	845,102,693	–	–	845,102,693
Corporate Bonds*	$–	$666,520	$–	$666,520
Total	$875,694,917	$666,520	$3,464,341	$879,825,778

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Grandeur Peak International Stalwarts Fund
Common Stocks*	$516,375,486	$–	$–	$516,375,486
Preferred Stocks*	2,640,918	–	–	2,640,918
Total	$519,016,404	$–	$–	$519,016,404

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

Annual Report | April 30, 2018	83

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2018

The Funds recognize transfers between levels as of the end of the reporting period. The transfer amount disclosed in the tables below represents the value of the securities as of April 30, 2018 transferred in/(out) of Level 1 and Level 2 during the reporting period that were also held as of April 30, 2017. The below transfers from Level 2 to Level 1 were due to the ability to obtain a closing market price within an active market for a security that previously had no market to trade. Securities transferred into Level 3 due to a lack of observable market data.

The Funds had the following transfers between levels 1 and 2 during the year ended April 30, 2018:

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Grandeur Peak Emerging Markets Opportunities Fund
Common Stocks	$891,007	$–	$–	$(891,007)
Total	$891,007	$–	$–	$(891,007)

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Grandeur Peak Global Micro Cap Fund
Common Stocks	$308,033	$–	$–	$(308,033)
Total	$308,033	$–	$–	$(308,033)

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Grandeur Peak Global Reach Fund
Common Stocks	$1,149,362	$–	$–	$(1,149,362)
Total	$1,149,362	$–	$–	$(1,149,362)

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Grandeur Peak International Opportunities Fund
Common Stocks	$1,155,309	$–	$–	$(1,155,309)
Total	$1,155,309	$–	$–	$(1,155,309)

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Grandeur Peak Emerging Markets Opportunities Fund	Common Stocks	Total
Balance as of April 30, 2017	$3,306,095	$3,306,095
Accrued discount/ premium	–	–
Return of Capital	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/(Depreciation)	351,834	351,834
Purchases	–	–
Sales Proceeds	–	–
Transfer into Level 3	–	–
Transfer out of Level 3	–	–
Balance as of April 30, 2018	$3,657,929	$3,657,929
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2018	$351,835	$351,835

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Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2018

Grandeur Peak Global Micro Cap Fund	Common Stocks	Total
Balance as of April 30, 2017	$83,107	$83,107
Accrued discount/ premium	–	–
Return of Capital	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/(Depreciation)	8,841	8,841
Purchases	–	–
Sales Proceeds	–	–
Transfer into Level 3	25,891	25,891
Transfer out of Level 3	–	–
Balance as of April 30, 2018	$117,839	$117,839
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2018	$(347,548)	$(347,548)

Grandeur Peak Global Opportunities Fund	Common Stocks	Total
Balance as of April 30, 2017	$–	$–
Accrued discount/ premium	–	–
Return of Capital	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/(Depreciation)	–	–
Purchases	–	–
Sales Proceeds	–	–
Transfer into Level 3	179,252	179,252
Transfer out of Level 3	–	–
Balance as of April 30, 2018	$179,252	$179,252
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2018	$(2,467,384)	$(2,467,384)

Grandeur Peak Global Reach Fund	Common Stocks	Total
Balance as of April 30, 2017	$658,125	$658,125
Accrued discount/ premium	–	–
Return of Capital	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/(Depreciation)	70,026	70,026
Purchases	–	–
Sales Proceeds	–	–
Transfer into Level 3	132,538	132,538
Transfer out of Level 3	–	–
Balance as of April 30, 2018	$860,689	$860,689
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2018	$(1,733,766)	$(1,733,766)

Grandeur Peak International Opportunities Fund	Common Stocks	Total
Balance as of April 30, 2017	$2,905,555	$2,905,555
Accrued discount/ premium	–	–
Return of Capital	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/(Depreciation)	309,206	309,206
Purchases	–	–
Sales Proceeds	–	–
Transfer into Level 3	249,580	249,580
Transfer out of Level 3	–	–
Balance as of April 30, 2018	$3,464,341	$3,464,341
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2018	$(3,126,229)	$(3,126,229)

Annual Report | April 30, 2018	85

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2018

Change in unrealized appreciation/depreciation on Level 3 securities is included on the Statements of Operations under Net change in unrealized appreciation/(depreciation) on investments. Realized gain (loss) on Level 3 securities is included on the Statements of Operations under Net realized gain/(loss) on investments.

The table below provided additional information about the Level 3 Fair Value Measurements as of April 30, 2018:

Quantitative Information about Level 3 Fair Value Measurements

Grandeur Peak Emerging Markets Opportunities Fund

Asset Class	Fair Value (USD) at 4/30/18	Valuation Technique	Unobservable Inputs(a)	Value
Foreign Common Stock	$3,657,929	Earnings multiple approach	Price earnings multiple	9x

Grandeur Peak Global Micro Cap Fund

Asset Class	Fair Value (USD) at 4/30/18	Valuation Technique	Unobservable Inputs(a)	Value
Foreign Common Stock	$91,948	Earnings multiple approach	Price earnings multiple	9x
Foreign Common Stock	25,891	Expected liquidation value	Book value multiple	0.25x

Grandeur Peak Global Opportunities Fund

Asset Class	Fair Value (USD) at 4/30/18	Valuation Technique	Unobservable Inputs(a)	Value
Foreign Common Stock	$179,252	Expected liquidation value	Book value multiple	0.25x

Grandeur Peak Global Reach Fund

Asset Class	Fair Value (USD) at 4/30/18	Valuation Technique	Unobservable Inputs(a)	Value
Foreign Common Stock	$728,150	Earnings multiple approach	Price earnings multiple	9x
Foreign Common Stock	132,538	Expected liquidation value	Book value multiple	0.25x

Grandeur Peak International Opportunities Fund

Asset Class	Fair Value (USD) at 4/30/18	Valuation Technique	Unobservable Inputs(a)	Value
Foreign Common Stock	$3,214,761	Earnings multiple approach	Price earnings multiple	9x
Foreign Common Stock	249,580	Expected liquidation value	Book value multiple	0.25x

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Decreases	Impact to Value if Input Increases
Price earnings multiple	Decrease	Increase
Book value multiple	Decrease	Increase

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Cash Management Transactions: The Funds subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit

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Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2018

institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign Cash, at Value. As of April 30, 2018, the Funds had the following cash balances participating in the BBH CMS:

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$30,077,722
Grandeur Peak Global Micro Cap Fund	713,681
Grandeur Peak Global Opportunities Fund	614,736
Grandeur Peak Global Reach Fund	1,729,608
Grandeur Peak Global Stalwarts Fund	4,048,308
Grandeur Peak International Opportunities Fund	10,137,151
Grandeur Peak International Stalwarts Fund	24,996,091

As of April 30, 2018, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$–
Grandeur Peak Global Micro Cap Fund	3,977
Grandeur Peak Global Opportunities Fund	–
Grandeur Peak Global Reach Fund	9,899
Grandeur Peak Global Stalwarts Fund	–
Grandeur Peak International Opportunities Fund	1,840
Grandeur Peak International Stalwarts Fund	95,422

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service.

The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b-1 fees), are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any,

Annual Report | April 30, 2018	87

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2018

each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during year ended April 30, 2018, the Funds had a liability for unrecognized capital gains tax. These amounts are disclosed as Foreign Capital Gains Tax on the Statements of Assets and Liabilities. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from their investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes. The Funds intend to pass through foreign tax credits to shareholders.

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2018, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and are primarily attributed to the differing book/tax treatment of foreign currency transactions, PFIC investments, equalization, book/tax distribution differences and certain other investments. The reclassifications were as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
Grandeur Peak Emerging Markets Opportunities Fund	$65,211	$(475,121)	$409,910
Grandeur Peak Global Micro Cap Fund	93,350	59,787	(153,137)
Grandeur Peak Global Opportunities Fund	2,187,991	303,345	(2,491,336)
Grandeur Peak Global Reach Fund	422,022	(217,122)	(204,900)
Grandeur Peak Global Stalwarts Fund	171,733	(80,201)	(91,532)
Grandeur Peak International Opportunities Fund	1,330,386	(319,894)	(1,010,492)
Grandeur Peak International Stalwarts Fund	750,006	(457,852)	(292,154)

Tax Basis of Investments: As of April 30, 2018, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
Grandeur Peak Emerging Markets Opportunities Fund	$120,888,930	$(32,035,285)	$(245,218)	$88,608,427	$372,956,309
Grandeur Peak Global Micro Cap Fund	9,923,337	(2,328,765)	(2,671)	7,591,901	33,182,485
Grandeur Peak Global Opportunities Fund	267,284,718	(40,012,937)	(120,626)	227,151,155	558,569,128
Grandeur Peak Global Reach Fund	109,297,799	(17,626,706)	(56,664)	91,614,429	278,469,822
Grandeur Peak Global Stalwarts Fund	38,684,537	(4,118,583)	(16,351)	34,549,603	148,398,767
Grandeur Peak International Opportunities Fund	300,949,911	(47,014,021)	(214,575)	253,721,315	625,889,888
Grandeur Peak International Stalwarts Fund	115,703,873	(10,992,556)	(51,547)	104,659,770	414,305,087

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Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2018

Components of Earnings: As of April 30, 2018, components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Gains/ (Losses)	Other Accumulated Gain/ (Loss)	Net Unrealized Appreciation/ (Depreciation) on Investments and Foreign Currency	Total Distributable Earnings
Grandeur Peak Emerging Markets Opportunities Fund	$310,154	$3,456,127	$(565)	$88,608,427	$92,374,143
Grandeur Peak Global Micro Cap Fund	10,964	1,937,619	(2,805)	7,591,901	9,537,679
Grandeur Peak Global Opportunities Fund	4,313,679	29,562,083	(130)	227,151,155	261,026,787
Grandeur Peak Global Reach Fund	1,927,199	11,021,582	3	91,614,429	104,563,213
Grandeur Peak Global Stalwarts Fund	55,605	3,020,559	1,132	34,549,603	37,626,899
Grandeur Peak International Opportunities Fund	5,169,987	32,971,723	1,388	253,721,315	291,864,413
Grandeur Peak International Stalwarts Fund	1,148,084	8,481,922	4,893	104,659,770	114,294,669

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds.

The tax character of distributions paid by the Funds for the fiscal year and or period ended April 30, 2018 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Grandeur Peak Emerging Markets Opportunities Fund	$518,950	$–
Grandeur Peak Global Micro Cap Fund	834,856	2,093,993
Grandeur Peak Global Opportunities Fund	1,359,717	41,054,835
Grandeur Peak Global Reach Fund	374,631	4,826,741
Grandeur Peak Global Stalwarts Fund	–	2,371,669
Grandeur Peak International Opportunities Fund	3,123,114	27,328,426
Grandeur Peak International Stalwarts Fund	604,680	5,564,868

The tax character of distributions paid by the Funds for the fiscal year or period ended April 30, 2017 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Grandeur Peak Emerging Markets Opportunities Fund	$2,028,686	$–
Grandeur Peak Global Micro Cap Fund	380,816	10,397
Grandeur Peak Global Opportunities Fund	682,795	771,975
Grandeur Peak Global Reach Fund	765,635	–
Grandeur Peak Global Stalwarts Fund	108,750	–
Grandeur Peak International Opportunities Fund	4,568,286	11,768,487
Grandeur Peak International Stalwarts Fund	1,003,004	–

The Grandeur Peak Emerging Markets Opportunity Fund and the Grandeur Peak Global Reach Fund used capital loss carryovers during the period ended April 30, 2018 in the amounts of $6,261,205 and $5,696,933, respectively.

The following Funds elects to defer to the period ending April 30, 2019, late year ordinary losses in the amount of:

Fund	Ordinary Losses Recognized
Grandeur Peak Global Micro Cap Fund	$2,453

Annual Report | April 30, 2018	89

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2018

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short term securities) during the year ended April 30, 2018 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Grandeur Peak Emerging Markets Opportunities Fund	$160,188,541	$142,923,128
Grandeur Peak Global Micro Cap Fund	18,576,935	19,931,230
Grandeur Peak Global Opportunities Fund	215,979,386	253,536,373
Grandeur Peak Global Reach Fund	150,003,225	154,531,471
Grandeur Peak Global Stalwarts Fund	93,681,101	42,771,698
Grandeur Peak International Opportunities Fund	216,406,056	242,508,742
Grandeur Peak International Stalwarts Fund	252,763,498	100,586,499

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the share do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Shares redeemed within 60 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the year ended April 30, 2018 and the year ended April 30, 2017, the redemption fees charged by the Funds are presented in the Statements of Changes in Net Assets.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, (the “Advisory Agreement”), each Fund pays the Adviser an annual management fee based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ advisory fee rates.

Fund	Advisory Fee
Grandeur Peak Emerging Markets Opportunities Fund	1.35%
Grandeur Peak Global Micro Cap Fund	1.50%
Grandeur Peak Global Opportunities Fund	1.25%
Grandeur Peak Global Reach Fund	1.10%
Grandeur Peak Global Stalwarts Fund	0.80%
Grandeur Peak International Opportunities Fund	1.25%
Grandeur Peak International Stalwarts Fund	0.80%

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Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2018

The Adviser has contractually agreed to limit certain of each Fund’s expenses (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses). The following table reflects the Funds’ expense cap.

Fund	Expense Cap	Term of Expense Limit Agreements
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	1.95%	September 1, 2016 – August 31, 2017 /
Institutional Class	1.70%	September 1, 2017 – August 31, 2018
Grandeur Peak Global Micro Cap Fund
Institutional Class	2.00%	September 1, 2016 – August 31, 2017 /
		September 1, 2017 – August 31, 2018
Grandeur Peak Global Opportunities Fund
Investor Class	1.75%	September 1, 2016 – August 31, 2017 /
Institutional Class	1.50%	September 1, 2017 – August 31, 2018
Grandeur Peak Global Reach Fund
Investor Class	1.60%	September 1, 2016 – August 31, 2017 /
Institutional Class	1.35%	September 1, 2017 – August 31, 2018
Grandeur Peak Global Stalwarts Fund
Investor Class	1.35%	September 1, 2016 – August 31, 2017 /
Institutional Class	1.10%	September 1, 2017 – August 31, 2018
Grandeur Peak International Opportunities Fund
Investor Class	1.75%	September 1, 2016 – August 31, 2017 /
Institutional Class	1.50%	September 1, 2017 – August 31, 2018
Grandeur Peak International Stalwarts Fund
Investor Class	1.35%	September 1, 2016 – August 31, 2017 /
Institutional Class	1.10%	September 1, 2017 – August 31, 2018

Pursuant to these agreements, the Adviser may seek reimbursement from a Fund for any previous fee waivers and expense reimbursements made by the Adviser, provided that any such reimbursements made by the Funds to the Adviser will not cause the Funds’ expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. Fees waived/reimbursed by Adviser for the year ended April 30, 2018 are disclosed in the Statements of Operations.

In addition to the foregoing contractual arrangements, the Adviser has voluntarily agreed, effective September 1, 2016, to waive, with respect to the Grandeur Peak Global Opportunities Fund and the Grandeur Peak International Opportunities Fund, annual management fees to the extent such fees exceed 1.10% on assets above $500 million (the annual management fee rate with respect to such funds will remain 1.25% on the first $500 million in assets). The Adviser has also voluntarily agreed, effective January 1, 2018, to waive, with respect to the Grandeur Peak Emerging Markets Opportunities Fund, annual management fees to the extent such fees exceed 1.20% on all assets above $400 million (the annual management fee rate with respect to the Fund will remain 1.35% on the first $400 million in assets). These voluntary arrangements may be terminated at any time by the Adviser. Voluntary waivers are not subject to recoupment by the Adviser. Voluntary fees waive by the Adviser for the year ended April 30, 2018 are disclosed in the Statements of Operations.

Annual Report | April 30, 2018	91

Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2018

For the year ended April 30, 2018, the fee waivers/reimbursements and/or recoupments were as follows:

Fund	Fees Waived/ Reimbursed By Adviser	Recoupment of Previously Waived Fees By Adviser
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak Global Micro Cap Fund
Institutional Class	27,510	3,378
Grandeur Peak Global Opportunities Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak Global Reach Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak Global Stalwarts Fund
Investor Class	$73	$63,422
Institutional Class	503	55,188
Grandeur Peak International Opportunities Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak International Stalwarts Fund
Investor Class	$–	$–
Institutional Class	–	–

As of April 30, 2018, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2019	Expires 2020	Expires 2021	Total
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–
Grandeur Peak Global Micro Cap Fund
Institutional Class	$40,042	$55,827	$27,510	$123,379
Grandeur Peak Global Opportunities Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–
Grandeur Peak Global Reach Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–
Grandeur Peak Global Stalwarts Fund
Investor Class	$–	$16,446	$73	$16,519
Institutional Class	–	22,391	503	22,894
Grandeur Peak International Opportunities Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–
Grandeur Peak International Stalwarts Fund
Investor Class	$–	$–	$–	$–
Institutional Class	–	–	–	–

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Grandeur Peak Funds®	Notes to Financial Statements

April 30, 2018

Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year ended April 30, 2018 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2018 are disclosed in the Statements of Operations.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the year ended April 30, 2018 are disclosed in the Statements of Operations.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for the year ended April 30, 2018 are disclosed in the Statements of Operations.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Each Fund has adopted a Distribution and Services (Rule 12b-1) Plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) for its Investor Class shares. The Plan allows the Funds to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include the Distributor, other affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plan permits the Funds to make total payments at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to its Investor Class shares. The expenses of the Plan are reflected as distribution and service fees in the Statements of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | April 30, 2018	93

Grandeur Peak Funds®	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, and Grandeur Peak International Stalwarts Fund (the "Funds"), seven of the funds constituting the Financial Investors Trust, as of April 30, 2018; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for Grandeur Peak Global Opportunities Fund and Grandeur Peak International Opportunities Fund; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for the Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, and Grandeur Peak International Stalwarts Fund; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting the Financial Investors Trust as of April 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below) in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Financial Investors Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Grandeur Peak Emerging Markets Opportunities Fund	For the year ended April 30, 2018	For the years ended April 30, 2018 and 2017	For each of the four years in the period ended April 30, 2018, and for the period December 16, 2013 (commencement of investment operations) to April 30, 2014
Grandeur Peak Global Micro Cap Fund	For the year ended April 30, 2018	For the years ended April 30, 2018 and 2017	For each of the two years in the period ended April 30, 2018, and for the period October 21, 2015 (commencement of investment operations) to April 30, 2016
Grandeur Peak Global Reach Fund	For the year ended April 30, 2018	For the years ended April 30, 2018 and 2017	For each of the four years in the period ended April 30, 2018, and for the period June 19, 2013 (commencement of investment operations) to April 30, 2014
Grandeur Peak Global Stalwarts Fund	For the year ended April 30, 2018	For the years ended April 30, 2018 and 2017	For each of the two years in the period ended April 30, 2018, and for the period September 2, 2015 (commencement of investment operations) to April 30, 2016
Grandeur Peak International Stalwarts Fund	For the year ended April 30, 2018	For the years ended April 30, 2018 and 2017	For each of the two years in the period ended April 30, 2018, and for the period September 2, 2015 (commencement of investment operations) to April 30, 2016

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis,

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Grandeur Peak Funds®	Report of Independent Registered Public Accounting Firm

evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 26, 2018

We have served as the auditor of one or more investment companies advised by Grandeur Peak Global Advisors, LLC since 2012.

Annual Report | April 30, 2018	95

Grandeur Peak Funds®	Additional Information

April 30, 2018 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 855-377-PEAK(7325) and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Funds designate the following amounts for federal income tax purposes for the fiscal year ended April 30, 2018:

	Foreign Taxes Paid	Foreign Source Income
Global Opportunities Fund	$724,677	$7,587,546
International Opportunities Fund	$1,327,659	$16,413,401
Global Reach Fund	$563,079	$5,267,551
Emerging Markets Opportunities Fund	$970,801	$9,645,104
Global Micro Cap Fund	$77,587	$812,469
Global Stalwarts Fund	$96,465	$1,593,156
International Stalwarts Fund	$353,092	$6,132,540

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2017, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
Global Opportunities Fund	91.86%	100.00%
International Opportunities Fund	3.77%	100.00%
Global Reach Fund	100.00%	100.00%
Emerging Markets Opportunities Fund	15.19%	100.00%
Global Micro Cap Fund	4.58%	63.59%
Global Stalwarts Fund	–	–
International Stalwarts Fund	13.22%	100.00%

In early 2018, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2017 via Form 1099. The Funds will notify shareholders in early 2019 of amounts paid to them by the Funds, if any, during the calendar year 2018.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Funds designate the following as long-term capital gain dividends:

Global Opportunities Fund	$41,054,835
International Opportunities Fund	$27,328,426
Global Reach Fund	$4,826,741
Emerging Markets Opportunities Fund	–
Global Micro Cap Fund	$2,093,993
Global Stalwarts Fund	$2,371,669
International Stalwarts Fund	$5,564,868

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Grandeur Peak Funds®	Additional Information

April 30, 2018 (Unaudited)

For the fiscal year ended April 30, 2018, the following amounts were utilized as earnings and profits distributed to shareholders on redemptions:

Global Opportunities Fund	$1,477,087
International Opportunities Fund	$275,366
Global Reach Fund	$190,703
Emerging Markets Opportunities Fund	–
Global Micro Cap Fund	$39,324
Global Stalwarts Fund	$154,836
International Stalwarts Fund	$516,022

Annual Report | April 30, 2018	97

Grandeur Peak Funds®	Trustees and Officers

April 30, 2018 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-377-7325.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	32	Ms. Anstine is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	32	Mr. Deems is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (9 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

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Grandeur Peak Funds®	Trustees and Officers

April 30, 2018 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. He served as Director of University of Colorado Hospital from 2008 to 2016. He was from 1994 to 2007 a Regent of the University of Colorado.	32	Mr. Rutledge is a Trustee of Principal Real Estate Fund (1 fund), Clough Global Dividend and Income Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	32	None.

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Grandeur Peak Funds®	Trustees and Officers

April 30, 2018 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee and President	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) and ALPS Advisors, Inc. (“AAI”), and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	32	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund); Trustee of ALPS ETF Trust (21 funds).

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Grandeur Peak Funds®	Trustees and Officers

April 30, 2018 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., ALPS Series Trust and Elevation ETF Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.
Karen S. Gilomen, 1970	Secretary	Ms. Gilomen was elected Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.	Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of Clough Funds Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Elevation ETF Trust, Index Funds, Reality Shares ETF Trust and Reaves Utility Income Fund.
Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.
Alan Gattis, 1980	Assistant Treasurer	Mr. Gattis was elected Assistant Treasurer of the Trust at the September 13, 2016 meeting of the Board of Trustees.	Mr. Gattis joined ALPS in 2011 and is currently Vice President and Fund Controller of ALPS. Prior to joining ALPS, Mr. Gattis was an Auditor at Spicer Jeffries LLP (2009 through 2011) and an Auditor at PricewaterhouseCoopers LLP (2004 - 2009). Because of his position with ALPS, Mr. Gattis is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gattis is also Assistant Treasurer of ALPS Series Trust and Elevation ETF Trust.

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Grandeur Peak Funds®	Trustees and Officers

April 30, 2018 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of ALPS ETF Trust and Principal Real Estate Fund.
Jennifer Craig 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and ALPS Series Trust.
Sareena Khwaja-Dixon, 1980	Assistant Secretary	Ms. Khwaja-Dixon was elected Assistant Secretary of the Trust at the December 12, 2017 meeting of the Board of Trustees.	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc., and Assistant Secretary of Clough Funds Trust, Clough Dividend and Income Fund, Clough Global Opportunities Fund, and Clough Global Equity Fund.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex includes all series of the Trust (currently 32) and any other investment companies for which Grandeur Peak Global Advisors LLC provides investment advisory services (currently none).

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Grandeur Peak Funds®	Privacy Policy

April 30, 2018 (Unaudited)

Who We Are
Who is providing this notice?	Grandeur Peak Global Opportunities Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Stalwarts Fund, and Grandeur Peak International Stalwarts Fund.
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can't I limit all sharing?

Federal law gives you the right to limit only

●   sharing for affiliates’ everyday business purposes-information about your creditworthiness

●   affiliates from using your information to market to you

●   sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Funds does not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report | April 30, 2018	103

Grandeur Peak Funds®	Privacy Policy

April 30, 2018 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●   Social Security number and account transactions

●   Account balances and transaction history

●   Wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share:	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

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Contact Us
Mail:	Grandeur Peak Funds, P.O. Box 13664, Denver, CO 80201	E-Mail:	grandeurpeakglobal@alpsinc.com
Phone:	1.855.377.PEAK (7325)	Web:	www.GrandeurPeakGlobal.com

ANNUAL April 30, 2018

Highland Resolute Fund

Class I RMRGX

Highland Resolute Fund	Table of Contents

|  1

Highland Resolute Fund	Shareholder Letter

April 30, 2018 (Unaudited)

PERFORMANCE:

April 30, 2018

The Highland Resolute Fund outperformed the HFRX Global Hedge Fund Index(1) by over 250 basis points(2) over the twelve months ending April 30, 2018. The Fund historically has strong up market capture with down market capture in line with the index. Since inception, the Fund has outperformed the HFRX Global Hedge Fund Index by over 200 basis points annualized. This is due primarily to a higher level of net equity exposure than the benchmark to be able to keep up with strong equity markets.

When compared to the peer group (Morningstar Multi-Alternative Universe)(3), the Fund has outperformed the Universe over all time periods - by about 290 basis points during the past twelve months and 240 basis points annualized since inception. As with the HFRX Global Hedge Fund Index, the Universe is very diverse and contains a number of market-neutral and other low net equity strategies that cause the average net equity exposure for the Universe to be considerably less than our Fund. So, we anticipate outperforming the Universe in up markets and underperforming in down markets - recent performance has been consistent with our expectations.

Long/Short Managers - Long/Short equity managers outperformed the HFRX Equity Hedge Index(4) in a period of steady growth and low volatility in global equities, until the most recent quarter where volatility increased materially.

Macro - The sole Macro manager has materially outperformed the HFRX Macro Index(5) over the last 12 months. Equity and commodity positions were accretive in 2017, and short positions in fixed income and short-term rates added value during the past quarter. The systematic macro fund strives to take advantage of relative value differentials globally. This sector is a small allocation and is held as a risk-off return contributor.

Credit/GTAA - Chatham materially outperformed the HFRX Fixed Income - Credit Index(6) over the past 12 months. Option hedges were accretive during the increased volatility in the quarter.

Relative Value - The Relative Value sleeve outperformed the HFRX Relative Value Arbitrage Index(7) over the past 12 months. Material outperformance from WABR was only slightly offset by negative absolute returns from Clinton.

Event Driven - The Event Driven sleeve significantly outperformed the HFRX Event Driven Index(8), as it generated positive absolute returns compared to negative for that of the index. PSAM has been the best performer in the sleeve with merger arbitrage and special situations being responsible for most of its gains. AQR struggled during the 1st quarter and offset some of the outperformance.

Past performance is no guarantee of future results.

2

Highland Resolute Fund	Shareholder Letter

April 30, 2018 (Unaudited)

HIGHLAND RESOLUTE FUND

Table 1 notes the performance for the Fund as of quarter end under standard reporting (since inception) as well as of April 30th.

Table 1 (1)(3)(9)(10)

Performance (amounts greater than one year are annualized)

	Standardized Performance Data as of March 31, 2018					Non-Standardized Performance Data as of April 30, 2018
	YTD	1-Year	3-Year	5-Year	Since Inception (12/30/11)	YTD	1-Year	3-Year	5-Year	Since Inception (12/30/11)
Highland Resolute Fund - Class I NAV	0.09%	5.90%	2.91%	3.49%	4.28%	-0.28%	5.51%	2.78%	3.07%	4.16%
Morningstar Multi- Alternative Universe	-1.04%	2.84%	0.16%	1.16%	1.74%	-0.96%	2.60%	0.22%	1.11%	1.73%
HFRX Global Hedge Fund Index	-1.02%	3.20%	0.51%	1.29%	2.09%	-0.92%	2.86%	0.47%	1.18%	2.08%
S&P 500® Index	-0.76%	13.99%	10.78%	13.31%	15.01%	-0.38%	13.27%	10.57%	12.96%	14.86%

	Gross Expense Ratio	Less Expense Waivers	Net Expense Ratio	Net Ratio ex Dividend & Short Expense
Highland Resolute Fund - Class I NAV	2.33%	-1.25%	1.08%	1.00%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-268-2242.

The Fund has a redemption fee of 2.00% for shares redeemed within the first 90 days of purchase. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

The Adviser has agreed to waive the portion of its 1.50% Management Fee in excess of any sub-advisory fees paid by the Adviser to sub-advisors in connection with the Fund (“Sub-Advisory Fees”). This agreement (the “Expense Agreement”) is in effect through August 31, 2018. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2018 without the approval by the Fund’s Board of Trustees.

Net Ratio ex Dividend & Short Expense is the Net Expense Ratio less any Dividend and Interest Expense on Securities Sold Short.

Portfolio Changes:

There was one change in the Long/Short Equity bucket. Boston Partners was terminated as a sub-advisor and liquidated at the end of 2017. The three remaining strategies in the bucket were re-weighted to maintain the same target weight for Long/Short Equity in the fund.

Closing:

We continue to add value both in our allocation and manager selection decisions. The changes outlined above should continue to provide additional value going forward. We appreciate your investment in our Highland Resolute Fund, please feel free to contact us with any questions.

Sincerely,

R. Scott Graham, CFA & Michael T. Lytle, CFA
Highland Associates, Inc.

Portfolio Managers(11)

Annual Report | April 30, 2018	3

Highland Resolute Fund	Shareholder Letter

April 30, 2018 (Unaudited)

Underlying Allocation Weights:

Figure 1 lists the long-term target asset allocation for the Fund as well as the allocation as of April 30, 2018.

Holdings and allocations subject to change and may not reflect the current or future position of the portfolio.

4

Highland Resolute Fund	Shareholder Letter

April 30, 2018 (Unaudited)

IMPORTANT NOTES AND DISCLOSURES

Past performance does not guarantee future results.

Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please call 1-855-268-2242 to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of Highland Associates, Inc. and the information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Highland Associates, Inc. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Highland Resolute Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not eliminate the risk of experiencing investment losses.

RISKS:

The Fund’s strategy may expose it to the risks of investments in Swap Contracts and Other Investment Companies. These risks include, but are not limited to higher expenses, allocation risk, underlying fund risk, transparency risk, and underlying fund managed portfolio risk. Investments which focus on alternative strategies are subject to increased risk and loss of principal and are not suitable for all investors. Swap Risk involves swap agreements and are subject to counterparty default risk and may not perform as intended. Derivatives Risk involves the exercise of skill and judgment. Derivatives may expire worthless or not perform as expected. Equity risk may cause the value of the securities held by the Fund to fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invest.

The Fund’s investments in non-U.S. issuers may be even more volatile and may present more risks than investments in U.S. issuers.

Commodity Risk may subject the Funds to greater volatility than traditional investments because of global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity. Commodity-linked investments may not move in the same direction and to the same extent as the underlying commodities.

(1)	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value strategies. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. Investors cannot invest directly in an index.

(2)	Basis point is a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1% or 0.01%(.0001).

(3)	The Morningstar Multi-Alternative Universe is designed to represent the exposure to alternative investment tactics. Funds in this category have the majority of their assets exposed to alternative strategies. An investor’s exposure to different tactics may change slightly over time in response to market movements. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. The gross short exposure is greater than 20%.

(4)	The HFRX Equity Hedge Index is designed to be representative of a subset of the overall composition of the hedge fund universe. Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. The index figures do not reflect any fees, expense, or taxes. Investors cannot invest directly in an index.

(5)	The HFRX Macro Index is designed to be representative of a subset of the overall composition of the hedge fund universe. Macro strategy managers trade a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets. Managers employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, quantitative and fundamental approaches and long and short-term holding periods. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. The index figures do not reflect any fees, expense, or taxes. Investors cannot invest directly in an index.

(6)	The HFRX Fixed Income - Credit Index is designed to be representative of a subset of the overall composition of the hedge fund universe. It includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed,

Annual Report | April 30, 2018	5

Highland Resolute Fund	Shareholder Letter

April 30, 2018 (Unaudited)

Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. The index figures do not reflect any fees, expense, or taxes. Investors cannot invest directly in an index.

(7)	The HFRX Relative Value Arbitrage Index is designed to be representative of a subset of the overall composition of the hedge fund universe. Relative Value investment managers who maintain positions in which the investment thesis is predicated on realization of a valuation discrepancy in the relationship between multiple securities. Managers employ a variety of fundamental and quantitative techniques to establish investment theses, and security types range broadly across equity, fixed income, derivative or other security types. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. The index figures do not reflect any fees, expense, or taxes. Investors cannot invest directly in an index.

(8)	The HFRX Event Driven Index maintains positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. The index figures do not reflect any fees, expense, or taxes. Investors cannot invest directly in an index.

(9)	The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index. The S&P 500® Index figures do not reflect any fees, expenses, or taxes. Investors cannot invest directly in this index.

(10)	Highland Associates, Inc. has agreed to waive the portion of its 1.50% Management Fee in excess of any sub-advisory fees paid by the Adviser to sub-advisors in connection with the Redmont Resolute Fund. This agreement is in effect through August 31, 2018. The Adviser may not discontinue this agreement to waive fees without the approval by the Fund’s Board of Trustees.

(11)	R. Scott Graham and Michael T. Lytle are registered representatives of ALPS Distributors, Inc. CFA Institute Marks are trademarks owned by the CFA Institute.

6

Highland Resolute Fund	Performance Update

April 30, 2018 (Unaudited)

Performance (for the period ended April 30, 2018)

Highland Resolute Fund

Cumulative Total Return
(for the period ended April 30, 2018)	1 Year	3 Year	5 Year	Since Inception*	Gross Ratio(a)	Net Ratio(a)
Highland Resolute Fund - Class I - NAV	5.51%	2.78%	3.07%	4.16%	2.33%	1.08%
S&P 500® Index	13.27%	10.57%	12.96%	14.86%
Dow Jones U.S. Select Dividend Index	9.09%	11.14%	12.01%	13.70%
HFRX Global Hedge Fund Index	2.86%	0.47%	1.18%	2.08%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-268-2242.

The Fund has a redemption fee of 2.00% for shares redeemed within the first 90 days of purchase. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

The Adviser has agreed to waive the portion of its 1.50% Management Fee in excess of any sub-advisory fees paid by the Adviser to sub-advisors in connection with the Fund (“Sub-Advisory Fees”). This agreement (the “Expense Agreement”) is in effect through August 31, 2018. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2018 without the approval by the Fund’s Board of Trustees.

*	Fund inception date of 12/30/11.
(a)	Ratios as of the Prospectus dated August 31, 2017 and may differ from the ratios presented in the Financial Highlights.

(b)	The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

(c)	The Dow Jones U.S. Select Dividend Index is an additional index, and represents the country’s top stocks by dividend yield, selected annually and subject to screening and buffering criteria. The index is not actively managed and does not reflect any deductions of fees, expenses or taxes. An investor may not invest directly in an index.

(d)	The HFRX Global Hedge Fund Index is an additional index, and is designed to be representative of the overall composition of the hedge fund universe and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value strategies. The index returns are updated periodically and are subject to change. The returns were accurate as of the date of this publication. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Holdings**

(for the period ended April 30, 2018)

As a percentage of Net Assets
PIMCO Short-Term Fund, Institutional Class	29.22%
AQR Multi Strategy Alternative Fund, Class I	10.55%
American Media, Inc.	2.84%
Harland Clarke Holdings Corp.	2.43%
Resolute Forest Products, Inc.	2.22%
RR Donnelley & Sons Co.	1.68%
One Call Corp.	1.24%
Mohegan Tribal Gaming	0.98%
McClatchy Co.	0.79%
One Call Corp.	0.76%
Top Ten Holdings

**	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2018	7

Highland Resolute Fund	Performance Update

April 30, 2018 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended April 30, 2018)

Comparison of change in value of a $10,000 investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

8

Highland Resolute Fund	Consolidated Disclosure of Fund Expenses

April 30, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads), redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period of November 1, 2017 to April 30, 2018.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table below under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as applicable sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Highland Resolute Fund	BEGINNING ACCOUNT VALUE 11/01/17	ENDING ACCOUNT VALUE 04/30/18	EXPENSE RATIO(a)	EXPENSES PAID, and DURING PERIOD 11/01/17-04/30/18(b)
Class I
Actual	$1,000.00	$1,015.00	0.76%	$3.80
Hypothetical (5% return before expenses)	$1,000.00	$1,021.03	0.76%	$3.81

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

Annual Report | April 30, 2018	9

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2018

Description	Shares	Value (Note 2)
CLOSED END FUNDS (0.48%)
Altaba, Inc.(a)	25,516	$1,788,161

TOTAL CLOSED END FUNDS
(Cost $1,554,681)		1,788,161

COMMON STOCKS (10.38%)
BUILDING MATERIALS (1.26%)
Fortune Brands Home & Security, Inc.	49,198	2,690,638
Masco Corp.	53,071	2,009,799
		4,700,437

CASINO & GAMBLING (0.61%)
Caesars Entertainment Corp.(a)(b)	200,026	2,270,295

CHEMICALS (0.42%)
The Sherwin-Williams Co.	4,245	1,560,717

COMMERCIAL SERVICES (0.61%)
S&P Global, Inc.(b)	11,994	2,262,069

DISTRIBUTION/WHOLESALE (0.62%)
LKQ Corp.(a)(b)	75,008	2,326,748

DIVERSIFIED FINANCIAL SERVICES (0.82%)
Cboe Global Markets, Inc.	18,511	1,976,604
Visa, Inc., Class A	8,586	1,089,392
		3,065,996

INTERNET (0.69%)
Alibaba Group Holding, Ltd., Sponsored ADR(a)	2,858	510,267
Alphabet, Inc., Class A(a)(b)	2,024	2,061,606
		2,571,873

MACHINERY-DIVERSIFIED (0.56%)
The Middleby Corp.(a)(b)	16,779	2,111,469

MEDIA (0.56%)
Liberty Media Corp.-Liberty SiriusXM, Class C(a)(b)	9,696	403,935
Liberty Media Corp.-Liberty SiriusXM, Class A(a)(b)	40,831	1,705,511
		2,109,446

RESTAURANTS (0.49%)
Restaurant Brands International, Inc.	33,962	1,848,212

RETAIL (0.93%)
B&M European Value Retail SA	223,664	1,247,993

See Notes to Financial Statements.

10

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2018

Description	Shares	Value (Note 2)
RETAIL (0.93%) (continued)
O'Reilly Automotive, Inc.(a)	8,639	$2,212,189
		3,460,182

SOFTWARE (1.63%)
CDK Global, Inc.	33,230	2,167,925
Fidelity National Information Services, Inc.	16,901	1,605,088
SS&C Technologies Holdings, Inc.(b)	46,821	2,324,663
		6,097,676

SPECIALTY FINANCE (0.59%)
Worldpay, Inc., Class A(a)	27,262	2,214,220

TEXTILES (0.59%)
Mohawk Industries, Inc.(a)(b)	10,558	2,215,913

TOTAL COMMON STOCKS
(Cost $38,547,222)		38,815,253

OPEN-END MUTUAL FUNDS (39.77%)
AQR Multi Strategy Alternative Fund, Class I	4,512,890	39,442,662
PIMCO Short-Term Fund, Institutional Class(b)	11,058,717	109,260,129
		148,702,791

TOTAL OPEN-END MUTUAL FUNDS
(Cost $150,011,906)		148,702,791

	Notional Amount	Exercise Date	Exercise Price	Contracts	Value (Note 2)
PURCHASED PUT OPTIONS (0.05%)
S&P 500® Index	$28,863,745	05/31/2018	$2,450	109	62,675
S&P 500® Index	34,159,845	05/31/2018	2,500	129	115,713
					178,388

TOTAL PURCHASED PUT OPTIONS
(Cost $251,724)					178,388

Description		Principal Amount	Value (Note 2)
CORPORATE BONDS (18.87%)
CASINO & GAMBLING (0.41%)
Jack Ohio Finance LLC
10.25%,	11/15/2022(c)	$749,000	822,027
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
6.13%,	08/15/2021(c)	732,000	708,210
			1,530,237

COMMERCIAL SERVICES (2.45%)
Great Lakes Dredge & Dock Corp.
8.00%,	05/15/2022	100,000	102,250
iPayment, Inc.
10.75%,	04/15/2024(c)	1,108,000	1,234,645

See Notes to Financial Statements.

Annual Report | April 30, 2018	11

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2018

Description		Principal Amount	Value (Note 2)
COMMERCIAL SERVICES (2.45%) (continued)
RR Donnelley & Sons Co.
6.00%,	04/01/2024	$600,000	$590,250
6.50%,	11/15/2023	6,206,000	6,294,746
7.00%,	02/15/2022	122,000	127,642
8.88%,	04/15/2021	740,000	793,724
			9,143,257

COMPUTERS (3.14%)
Everi Payments, Inc.
7.50%,	12/15/2025(c)	2,499,000	2,536,485
Harland Clarke Holdings Corp.
8.38%,	08/15/2022(c)	134,000	137,685
9.25%,	03/01/2021(b)(c)	8,758,000	9,075,477
			11,749,647

ENTERTAINMENT	(0.98%)
Mohegan Tribal Gaming
7.88%,	10/15/2024(c)	3,668,000	3,681,755

EXPLORATION & PRODUCTION (0.04%)
Endeavor Energy Resources LP / EER Finance, Inc.
5.50%,	01/30/2026(c)	157,000	158,178

FOOD (0.54%)
Dean Foods Co.
6.50%,	03/15/2023(c)	2,082,000	2,001,323

FOREST PRODUCTS & PAPER (2.26%)
Mercer International, Inc.
5.50%,	01/15/2026(c)	152,000	149,720
Resolute Forest Products, Inc.
5.88%,	05/15/2023(b)	8,102,000	8,294,422
			8,444,142

HEALTHCARE-SERVICES (2.00%)
One Call Corp.
7.50%,	07/01/2024(c)	4,676,000	4,629,240
10.00%,	10/01/2024(c)	3,171,000	2,845,972
			7,475,212

MACHINERY (0.27%)
Navistar International Corp.
6.63%,	11/01/2025(c)	713,000	743,303
Titan International, Inc.
6.50%,	11/30/2023(c)	276,000	280,747
			1,024,050

MEDIA (1.23%)
Cequel Communications Holdings LLC / Ceque Capital Corp.
7.50%,	04/01/2028(c)	225,000	229,219

See Notes to Financial Statements.

12

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2018

Description		Principal Amount	Value (Note 2)
MEDIA (1.23%) (continued)
Lee Enterprises, Inc.
9.50%,	03/15/2022(c)	$1,676,000	$1,745,135
Meredith Corp.
6.88%,	02/01/2026(c)	2,597,000	2,635,955
			4,610,309

OIL & GAS (0.19%)
Jonah Energy LLC / Jonah Energy Finance Corp.
7.25%,	10/15/2025(c)	581,000	467,705
Par Petroleum LLC / Petroleum Finance Corp.
7.75%,	12/15/2025(c)	241,000	245,820
			713,525

OIL & GAS SERVICES (0.06%)
USA Compression Partners LP / USA Compression Finance Corp.
6.88%,	04/01/2026(c)	206,000	210,892

PIPELINES (0.05%)
Cheniere Corpus Christi Holdings LLC
5.13%,	06/30/2027	198,000	193,793

PUBLISHING & BROADCASTING (3.85%)
American Media, Inc.
0.00%,	03/01/2022(c)(d)	12,310,000	10,601,988
McClatchy Co.
6.88%,	03/15/2029	2,318,000	2,958,347
7.15%,	11/01/2027	346,000	397,035
9.00%,	12/15/2022	402,000	423,105
			14,380,475

REAL ESTATE (0.33%)
Hunt Cos., Inc.
6.25%,	02/15/2026(c)	1,284,000	1,226,220

REFINING & MARKETING (0.43%)
Calumet Specialty Products Partners LP / Calumet Finance Corp.
6.50%,	04/15/2021	1,471,000	1,459,968
7.75%,	04/15/2023	151,000	149,490
			1,609,458

RETAIL (0.64%)
Golden Nugget, Inc.
6.75%,	10/15/2024(c)	834,000	848,595
8.75%,	10/01/2025(c)	1,487,000	1,557,632
			2,406,227

TOTAL CORPORATE BONDS
(Cost $67,221,125)			70,558,700

See Notes to Financial Statements.

Annual Report | April 30, 2018	13

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2018

Description	Principal Amount/Shares	Value (Note 2)
SHORT TERM INVESTMENTS (7.11%)
MONEY MARKET FUNDS (7.11%)
Dreyfus Treasury Cash Management Fund, Institutional Class, 7-day yield, 1.537% (b)	26,575,772	$26,575,772

TOTAL SHORT TERM INVESTMENTS
(Cost $26,575,772)		26,575,772

TOTAL INVESTMENTS (76.66%)
(Cost $284,162,430)		$286,619,065

SEGREGATED CASH WITH BROKERS (28.76%)(e)		107,519,007

SECURITIES SOLD SHORT (-5.23%)
(Proceeds $19,667,238)		$(19,539,515)

OTHER ASSETS IN EXCESS OF LIABILITIES (-0.19%)		(733,638)
NET ASSETS (100.00%)		$373,864,919

SCHEDULE OF SECURITIES SOLD SHORT

Description	Principal	Value (Note 2)
CORPORATE BONDS (-2.86%)
CASINO & GAMBLING (-0.22%)
CRC Escrow Issuer LLC / CRC Finco, Inc.
5.25%, 10/15/2025(c)	$(874,000)	$(836,855)

CHEMICALS (-0.49%)
CVR Partners LP / CVR Nitrogen Finance Corp.
9.25%, 6/15/2023(c)	(1,758,000)	(1,815,135)

COMPUTERS (-0.44%)
West Corp.
8.50%, 10/15/2025(c)	(1,708,000)	(1,656,760)

HEALTHCARE-SERVICES (-0.09%)
West Street Merger Sub, Inc.
6.38%, 9/1/2025(c)	(331,000)	(326,863)

OIL & GAS (-0.12%)
Precision Drilling Corp.
7.13%, 1/15/2026(c)	(455,000)	(460,688)

PHARMACEUTICALS (-1.11%)
Mylan NV
3.95%, 6/15/2026	(608,000)	(578,072)
Teva Pharmaceutical Finance Netherlands III BV
6.75%, 3/1/2028(c)	(2,836,000)	(2,803,405)
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/1/2026	(945,000)	(753,791)
		(4,135,268)

See Notes to Financial Statements.

14

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2018

Description	Principal	Value (Note 2)
TELECOMMUNICATIONS (-0.39%)
GTT Communications, Inc.
7.88%, 12/31/2024(c)	$(1,147,000)	$(1,175,675)
Plantronics, Inc.
5.50%, 5/31/2023(c)	(288,000)	(288,720)
		(1,464,395)

TOTAL CORPORATE BONDS
(Proceeds $10,875,668)		(10,695,964)

Description	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (-2.37%)
Consumer Staples Select Sector SPDR® Fund	(4,941)	(249,273)
Health Care Select Sector SPDR® Fund	(15,389)	(1,265,899)
iShares® 20+ Year Treasury Bond ETF	(14,433)	(1,718,970)
iShares® 7-10 Year Treasury Bond ETF	(8,659)	(880,620)
iShares® Nasdaq Biotechnology ETF	(989)	(102,510)
SPDR® S&P Biotech ETF	(1,173)	(102,028)
SPDR® S&P Pharmaceuticals ETF	(12,680)	(510,624)
SPDR® S&P Retail ETF	(22,646)	(1,023,146)
Utilities Select Sector SPDR® Fund	(9,519)	(490,800)
Vaneck Vectors Pharmaceutical ETF	(9,322)	(528,184)
Vanguard Total International Bond ETF	(36,108)	(1,971,497)
		(8,843,551)
TOTAL EXCHANGE TRADED FUNDS (-2.37%)
(Proceeds $8,791,570)		(8,843,551)
TOTAL SECURITIES SOLD SHORT
(Proceeds $19,667,238)		$(19,539,515)

(a)	Non-income producing security.

(b)	Security position either entirely or partially held in a segregated account as collateral for securities sold short and total return swaps. Aggregate total fair value of $138,419,361.

(c)	Security exempt from registration under rule 144A of the securities act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the fair value of those securities held in long positions was $48,773,928 and the value of the securities held in short positions was $(9,364,101). This totals $39,409,827, which represents 10.54% of the Fund's net assets.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Includes cash which is being held as collateral for securities sold short and total return swap contracts.

See Notes to Financial Statements.

Annual Report | April 30, 2018	15

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2018

TOTAL RETURN SWAP CONTRACTS*

Counterparty	Reference Obligation	Notional Amount	Value	Rate Paid by the Fund	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	BHDG Systematic Trading Segregated Portfolio(a)	$18,315,069	$18,265,650	1-Month LIBOR BBA	09/13/2018	$(49,419)
Morgan Stanley	Clinton Segregated Portfolio(b)	19,438,073	19,223,352	1-Month LIBOR BBA	09/13/2018	(214,721)
Morgan Stanley	iBoxx USD Liquid IG	(1,870,000)	(1,853,704)	3-Month LIBOR BBA	06/20/2018	16,296
Morgan Stanley	iBoxx USD Liquid High Yield Index	(6,000,000)	(5,995,286)	3-Month LIBOR BBA	06/20/2018	4,714
Morgan Stanley	iBoxx USD Liquid IG	(560,000)	(560,548)	3-Month LIBOR BBA	06/20/2018	(548)
Morgan Stanley	iBoxx USD Liquid IG	(2,745,000)	(2,750,748)	3-Month LIBOR BBA	06/20/2018	(5,748)
Morgan Stanley	iBoxx USD Liquid High Yield Index	(1,420,000)	(1,416,087)	3-Month LIBOR BBA	06/20/2018	3,913
Morgan Stanley	Long/Short Segregated Portfolio(c)	44,055,822	43,926,147	1-Month LIBOR BBA	03/20/2019	(129,675)
Morgan Stanley	Melchior Segregated Portfolio(d)	44,604,786	44,757,707	1-Month LIBOR BBA	03/20/2019	152,921
Morgan Stanley	PSAM Highland(e)	54,696,257	54,638,205	1-Month EURIBOR	06/03/2021	(58,052)
Morgan Stanley	WABR(f)	37,332,696	37,436,446	1-Month LIBOR BBA	09/01/2020	103,750
		$205,847,703	$205,671,134			$(176,569)

*	For the long positions, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligation plus the rate paid by the Fund. For short positions, the Fund receives payments based on any negative return of the Reference Obligation less the rate received by the fund. The Fund makes payments on any positive return of such Reference obligation plus the rate received by the Fund. Payments are made weekly.

(a)	BHDG Systematic Trading Segregated Portfolio is a quantitative trend following strategy that uses futures and forward foreign currency contracts. BHDG will employ some short, medium, and long term signals. Interest rate, commodity, equity, and sovereign debt futures will be used. Any asset class may have net long or short exposure, and exposures in aggregate may be net long or short.

(b)	Clinton Segregated Portfolio is a global, quantitative equity market neutral strategy. The Portfolio will invest in large, mid, and small cap stocks in developed and some emerging markets. The strategy will also attempt to minimize net exposure to any given country or sector. The strategy attempts to generate returns primarily through trading value, momentum, and mean reversion models.

(c)	Long/Short Segregated Portfolio is a European equity long/short strategy that employs a flexible, low-net strategy (0% to 50%), and long exposure will vary between 60% and 100%. The portfolio is primarily comprised of large and mid-cap stocks listed on European exchanges.

(d)	Melchior Segregated Portfolio is a global equity long/short strategy that uses a long-biased strategy that is focused on cyclical sectors. The strategy has a net exposure that ranges between 50% and 80%, and long exposure varies between 80% and 100%. The strategy is comprised of large cap stocks listed on exchanges of developed and emerging market countries.

(e)	PSAM Highland employs an event driven strategy. The fund will primarily make investments in equity special situations and merger arbitrage. The strategy will also opportunistically allocate to liquid high yield credit positions when trading at stressed levels. The strategy will employ gross long exposure of up to 120%, and net exposure will typically vary from 40% to 80%.

(f)	WABR incorporates an absolute return oriented approach within a risk parity framework. Active absolute return strategies include fundamental long/short equity, credit relative value, discretionary macro, and equity market neutral strategies. The strategy also maintains a passive risk weighted allocation to equities and fixed income, but each of the three allocations is equally risk weighted subject to a 40% limit on the absolute return allocation. Gross equity long exposure will typically be 140% or less, and net equity exposure will vary between 5% and 35%.

See Notes to Financial Statements.

16

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2018

BHDG SYSTEMATIC TRADING SEGREGATED PORTFOLIO

Description	Contracts	Value	Percentage of Value
LONG SECURITIES
OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
AUD TO USD FORWARD SD : 20-Jun-2018	2,933,607	$2,209,170	12.09%
EUR TO PLN FORWARD SD : 20-Jun-2018	2,445,005	2,963,457	16.22%
EUR TO USD FORWARD SD : 20-Jun-2018	6,946,611	8,419,606	46.10%
GBP TO USD FORWARD SD : 20-Jun-2018	2,971,012	4,099,337	22.44%
INR TO USD FORWARD SD : 20-Jun-2018	127,694,734	1,912,336	10.47%
JPY TO AUD FORWARD SD : 20-Jun-2018	270,087,739	2,479,056	13.57%
JPY TO USD FORWARD SD : 20-Jun-2018	459,951,122	4,221,757	23.11%
KRW TO USD FORWARD SD : 20-Jun-2018	2,923,155,137	2,733,222	14.96%
MXN TO USD FORWARD SD : 20-Jun-2018	43,480,439	2,308,392	12.64%
NOK TO USD FORWARD SD : 20-Jun-2018	17,729,888	2,214,073	12.12%
NZD TO USD FORWARD SD : 20-Jun-2018	3,024,447	2,127,712	11.65%
PLN TO EUR FORWARD SD : 20-Jun-2018	10,318,389	2,942,175	16.11%
SGD TO USD FORWARD SD : 20-Jun-2018	6,599,280	4,982,382	27.28%
USD TO AUD FORWARD SD : 20-Jun-2018	3,453,893	3,453,893	18.91%
USD TO CAD FORWARD SD : 20-Jun-2018	2,222,247	2,222,247	12.17%
USD TO EUR FORWARD SD : 20-Jun-2018	8,595,296	8,595,296	47.06%
USD TO GBP FORWARD SD : 20-Jun-2018	3,018,125	3,018,125	16.52%
USD TO INR FORWARD SD : 20-Jun-2018	3,286,042	3,286,042	17.99%
USD TO JPY FORWARD SD : 20-Jun-2018	4,394,673	4,394,673	24.06%
USD TO KRW FORWARD SD : 20-Jun-2018	2,434,248	2,434,248	13.33%
USD TO MXN FORWARD SD : 20-Jun-2018	2,025,604	2,025,604	11.09%
USD TO NOK FORWARD SD : 20-Jun-2018	2,127,569	2,127,569	11.65%
USD TO NZD FORWARD SD : 20-Jun-2018	2,224,298	2,224,298	12.18%
USD TO PLN FORWARD SD : 20-Jun-2018	1,883,457	1,883,457	10.31%
USD TO SGD FORWARD SD : 20-Jun-2018	4,616,279	4,616,278	25.27%
		83,894,405	459.30%
TOTAL LONG		$83,894,405	459.30%

SECURITIES SOLD SHORT
OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
AUD TO JPY FORWARD SD : 20-Jun-2018	(3,275,594)	(2,466,706)	-13.50%
AUD TO USD FORWARD SD : 20-Jun-2018	(4,493,923)	(3,384,175)	-18.53%
CAD TO USD FORWARD SD : 20-Jun-2018	(2,858,797)	(2,229,634)	-12.20%
EUR TO PLN FORWARD SD : 20-Jun-2018	(2,449,120)	(2,968,444)	-16.25%
EUR TO USD FORWARD SD : 20-Jun-2018	(6,973,328)	(8,451,990)	-46.27%
GBP TO USD FORWARD SD : 20-Jun-2018	(2,158,793)	(2,978,655)	-16.31%
INR TO USD FORWARD SD : 20-Jun-2018	(217,236,546)	(3,253,300)	-17.81%
JPY TO USD FORWARD SD : 20-Jun-2018	(471,621,428)	(4,328,875)	-23.70%
KRW TO USD FORWARD SD : 20-Jun-2018	(2,611,081,325)	(2,441,425)	-13.37%
MXN TO USD FORWARD SD : 20-Jun-2018	(38,243,763)	(2,030,375)	-11.11%
NOK TO USD FORWARD SD : 20-Jun-2018	(16,730,645)	(2,089,289)	-11.44%
NZD TO USD FORWARD SD : 20-Jun-2018	(3,099,257)	(2,180,341)	-11.94%
PLN TO EUR FORWARD SD : 20-Jun-2018	(10,355,793)	(2,952,840)	-16.17%
SGD TO USD FORWARD SD : 20-Jun-2018	(6,096,987)	(4,603,156)	-25.20%
USD TO AUD FORWARD SD : 20-Jun-2018	(2,282,857)	(2,282,857)	-12.50%
USD TO EUR FORWARD SD : 20-Jun-2018	(8,628,687)	(8,628,687)	-47.24%
USD TO GBP FORWARD SD : 20-Jun-2018	(4,161,036)	(4,161,036)	-22.78%
USD TO INR FORWARD SD : 20-Jun-2018	(1,943,201)	(1,943,201)	-10.64%
USD TO JPY FORWARD SD : 20-Jun-2018	(4,348,508)	(4,348,508)	-23.81%
USD TO KRW FORWARD SD : 20-Jun-2018	(2,752,196)	(2,752,196)	-15.07%
USD TO MXN FORWARD SD : 20-Jun-2018	(2,331,383)	(2,331,383)	-12.76%

See Notes to Financial Statements.

Annual Report | April 30, 2018	17

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2018

Description	Contracts	Value	Percentage of Value
OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS (CONTINUED)
USD TO NOK FORWARD SD : 20-Jun-2018	(2,290,840)	(2,290,840)	-12.54%
USD TO NZD FORWARD SD : 20-Jun-2018	(2,208,082)	(2,208,082)	-12.09%
USD TO SGD FORWARD SD : 20-Jun-2018	(5,032,673)	(5,032,673)	-27.55%
USD TO PLN FORWARD SD : 20-Jun-2018	(1,907,871)	(1,907,871)	-10.45%
		(84,246,539)	-461.23%
TOTAL SHORT		$(84,246,539)	-461.23%

REMAINING SECURITIES, CASH AND OTHER ASSETS AND LIABILITIES		$18,617,784	101.93%
TOTAL VALUE		$18,265,650

CLINTON SEGREGATED PORTFOLIO

Description	Notional	Value	Percentage of Value
LONG SECURITIES
EQUITY SWAPS
AGL Energy Ltd.	12,843	$(23,216)	-0.12%
Anhui Conch Cement Co Ltd-H	17,837	14,763	0.08%
Aristocrat Leisure Ltd.	12,243	43,287	0.22%
B3 SA - Brasil Bolsa Balcao	43,149	(25,606)	-0.13%
Clicks Group Ltd	4,453	15,177	0.08%
Country Garden Holdings Co.	69,221	16,587	0.09%
Covestro AG	2,181	(22,524)	-0.12%
Deutsche Lufthansa	7,009	16,727	0.09%
Ence Energia Y Celulosa SA	14,503	17,275	0.09%
Gol Linhas Aereas Int.	33,644	(24,040)	-0.13%
Hiwin Technologies Corp.	5,417	16,855	0.09%
LG Display Co Ltd.	6,291	(28,248)	-0.15%
Localiza Rent-A-Car	33,698	(17,754)	-0.09%
Mixi Inc.	1,281	(15,220)	-0.08%
Mondi Ltd.	5,336	15,586	0.08%
Phison Electronics Corp.	8,069	(21,032)	-0.11%
Swedish Orphan Biovitrum AB	2,528	14,721	0.08%
Western Digital Corp.	1,789	(18,272)	-0.10%
Zhongsheng Group Holdings	22,995	14,558	0.08%
		(10,376)	-0.05%
OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
HKD TO USD FORWARD SD : 02-MAY-2018	428,379	54,580	0.28%
USD TO NOK FORWARD SD : 02-MAY-2018	41,773	41,773	0.22%
USD TO SEK FORWARD SD : 02-MAY-2018	52,009	52,009	0.27%
USD TO EUR FORWARD SD : 02-MAY-2018	26,273	26,273	0.14%
		174,635	0.91%
TOTAL LONG		$164,259	0.86%

SECURITIES SOLD SHORT
EQUITY SWAPS
Baic Motor Corp Ltd. - Class H	(36,119)	14,830	0.08%
Boskalis Westminster	(5,842)	21,116	0.11%
BRF SA	(55,644)	29,847	0.16%
Brilliance China Automotive	(34,892)	14,928	0.08%
CCR SA	(123,786)	26,641	0.14%
China Jinmao Holdings Group	(209,887)	(14,957)	-0.08%
China Longyuan Power Group - Class H	(117,800)	(26,263)	-0.14%
China Resources Land Ltd.	(33,957)	(23,309)	-0.12%

See Notes to Financial Statements.

18

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2018

Description	Notional	Value	Percentage of Value
EQUITY SWAPS (CONTINUED)
Chipotle Mexican Grill Inc	(347)	(19,351)	-0.10%
Delta Electronics Inc.	(39,569)	42,978	0.22%
Dish Network Corp - Class A	(3,944)	17,644	0.09%
Ericsson LM - B Shares	(15,731)	(19,613)	-0.10%
First Data Corp- Class A	(5,107)	(14,464)	-0.08%
Henry Schein Inc.	(3,313)	(27,141)	-0.14%
Hon Hai Precision Industry	(105,917)	31,449	0.16%
Intrum AB	(2,126)	15,443	0.08%
Lojas Americanas SA - Preferred Stock	(65,054)	(34,144)	-0.18%
Match Group Inc.	(1,670)	(19,865)	-0.10%
Sartorius Ag-Vorzug	(350)	(18,830)	-0.10%
Telefonica Brasil	(22,267)	22,544	0.12%
Telstra Corp. Ltd.	(104,798)	31,045	0.16%
Winbond Electronics Corp.	(94,054)	25,890	0.13%
Yue Yuen Industrial Holdings	(29,846)	21,496	0.11%
		97,914	0.50%
OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
NOK TO USD FORWARD SD : 02-MAY-2018	(333,625)	(41,636)	-0.22%
SEK TO USD FORWARD SD : 02-MAY-2018	(452,366)	(51,715)	-0.27%
USD TO HKD FORWARD SD : 02-MAY-2018	(54,610)	(54,610)	-0.28%
EUR TO USD FORWARD SD : 02-MAY-2018	(21,745)	(26,262)	-0.14%
		(174,223)	-0.91%
TOTAL SHORT		$(76,309)	-0.41%

REMAINING SECURITIES, CASH AND OTHER ASSETS AND LIABILITIES		$19,135,402	99.55%
TOTAL VALUE		$19,223,352

LONG/SHORT SEGREGATED PORTFOLIO

Description	Notional/Shares	Value	Percentage of Value
LONG SECURITIES
COMMON STOCKS
American Airlines Group Inc.	8,304	$356,491	0.81%
Apple Inc.	2,713	448,350	1.02%
Boeing Co.	698	232,825	0.53%
Booking Holdings Inc.	153	333,234	0.76%
Brunswick Corp.	27,594	1,652,329	3.76%
Buzzi Unicem SPA	12,494	316,894	0.72%
Canfor Corp.	61,656	1,418,059	3.23%
Constellation Brands Inc. - Class A	3,174	739,955	1.69%
Dr Horton Inc.	12,854	567,376	1.29%
First Quantum Minerals Ltd.	104,419	1,506,591	3.43%
Hess Corp.	28,513	1,624,956	3.70%
Hudson Ltd. - Class A	14,442	214,175	0.49%
Kansas City Southern	8,995	959,137	2.18%
Marinemax Inc.	37,613	812,441	1.85%
Marriott International - Class A	6,649	908,785	2.07%
Microsoft Corp.	9,320	871,606	1.98%
Mosaic Co.	12,749	343,585	0.78%
Navistar International Corp.	30,299	1,054,708	2.40%
Newfield Exploration Co.	16,794	500,461	1.14%
Nintendo Co. Ltd.	1,104	467,094	1.06%
Norwegian Cruise Line Holdings	30,981	1,656,554	3.77%

See Notes to Financial Statements.

Annual Report | April 30, 2018	19

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2018

Description	Notional/Shares	Value	Percentage of Value
COMMON STOCKS (CONTINUED)
Rpc Inc.	12,284	221,235	0.50%
Seaworld Entertainment Inc.	44,328	668,910	1.52%
Sherwin-Williams Co.	589	216,552	0.49%
Smith (A.O.) Corp.	3,637	223,130	0.51%
Southwest Airlines Co.	25,495	1,346,901	3.07%
Summit Materials Inc. - Class A	19,763	556,131	1.27%
Swatch Group AG	542	262,126	0.60%
Teck Resources Ltd. - Class B	117,229	2,945,965	6.71%
Union Pacific Corp.	4,024	537,727	1.22%
West Fraser Timber Co. Ltd.	11,693	793,121	1.81%
		24,757,404	56.36%
EQUITY SWAPS
NVR ORD (NYS)	721	885,044	2.01%
RIO TINTO ADR REP ONE ORD (NYS)	32,054	283,809	0.65%
		1,168,853	2.66%
TOTAL LONG		$25,926,257	59.02%

SECURITIES SOLD SHORT
COMMON STOCKS
Ana Holdings Inc.	(7,782)	(309,497)	-0.70%
Domtar Corp.	(5,144)	(225,822)	-0.51%
Eaton Corp PLC	(3,047)	(228,616)	-0.52%
Ferrari NV	(2,002)	(245,605)	-0.56%
Ishares Stoxx Europe 600	(11,688)	(540,995)	-1.23%
Kaiser Aluminum Corp.	(2,592)	(255,416)	-0.58%
Kirby Corp.	(3,286)	(280,296)	-0.64%
Louisiana-Pacific Corp.	(9,541)	(270,297)	-0.62%
Meritage Homes Corp.	(6,392)	(284,444)	-0.65%
Penske Automotive Group Inc.	(6,007)	(270,916)	-0.62%
Regal Beloit Corp.	(7,452)	(530,582)	-1.21%
Ryman Hospitality Properties	(3,249)	(254,657)	-0.58%
Terex Corp.	(7,865)	(287,230)	-0.65%
Tesla Inc.	(777)	(228,360)	-0.52%
Timken	(4,811)	(205,670)	-0.47%
Vail Resorts Inc.	(2,704)	(620,054)	-1.41%
Valmont Industries	(2,689)	(382,107)	-0.87%
		(5,420,563)	-12.34%
TOTAL SHORT		$(5,420,563)	-12.34%

REMAINING SECURITIES, CASH AND OTHER ASSETS AND LIABILITIES		$23,420,453	53.32%
TOTAL VALUE		$43,926,147

MELCHIOR SEGREGATED PORTFOLIO

Description	Notional/Contracts	Value	Percentage of Value
LONG SECURITIES
CONTRACTS FOR DIFFERENCE
Alten SA	9,064	$73,447	0.16%
Altran Technologies SA	55,808	67,387	0.15%
Ascential Plc	86,211	69,259	0.16%
Asr Nederland NV	32,842	228,379	0.51%
Befesa SA	27,512	67,474	0.15%
Erste Group Bank AG	26,211	79,758	0.18%

See Notes to Financial Statements.

20

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2018

Description	Notional/Contracts	Value	Percentage of Value
CONTRACTS FOR DIFFERENCE (CONTINUED)
Ferguson PLC	20,350	61,710	0.14%
Finecobank SPA	90,303	149,949	0.33%
Fluidra SA	58,402	58,700	0.13%
Orange	34,063	44,239	0.10%
Howden Joinery Group PLC	194,087	87,048	0.19%
Ing Groep NV	64,850	(50,037)	-0.11%
Inmobiliaria Colonial Socimi	92,434	200,778	0.45%
Jd Sports Fashion PLC	200,233	99,133	0.22%
Jungheinrich - Preferred Stock	23,101	(38,174)	-0.09%
Lonza Group AG	2,761	44,889	0.10%
Moncler SPA	11,555	172,902	0.39%
Ovs SPA	74,193	(189,243)	-0.42%
Prosegur Cash SA	1,021,653	(163,033)	-0.36%
Prudential PLC	73,266	63,392	0.14%
Sbanken ASA	71,106	(50,581)	-0.11%
Shire PLC	15,149	44,814	0.10%
Total SA	18,308	134,687	0.30%
Unicredit SPA	35,411	39,537	0.09%
Compass Group PLC	75,688	35,700	0.08%
Gima TT SPA	39,403	(28,750)	-0.06%
MTU Aero Engines AG	4,989	35,463	0.08%
Ryanair Holdings PLC	55,090	(29,244)	-0.07%
Bayer AG	4,977	26,729	0.06%
		1,336,312	2.99%
INDEX OPTIONS
DJ Euro STOXX 50 Euro Price Put @ 3300.0, June 18	219	46,239	0.10%
		46,239	0.10%
COMMON STOCKS
Grifols SA	76,371	1,551,856	3.47%
		1,551,856	3.47%
TOTAL LONG		$2,934,407	6.56%

SECURITIES SOLD SHORT
CONTRACTS FOR DIFFERENCE
Babcock International Group PLC	(112,732)	(92,223)	-0.20%
Bayerische Motoren Werke AG	(6,787)	(53,549)	-0.12%
Bca Marketplace PLC	(154,871)	(51,223)	-0.11%
FTSE MID 250 INDEX	(87)	(39,271)	-0.09%
Marine Harvest	(25,435)	(43,861)	-0.10%
Nmc Health PLC	(12,983)	(48,119)	-0.11%
Norwegian Air Shuttle AS	(18,176)	(62,192)	-0.14%
Orpea	(3,630)	(43,306)	-0.10%
Pandora A/S	(10,551)	(56,974)	-0.13%
Pearson PLC	(62,332)	(58,985)	-0.13%
Pets At Home Group PLC	(285,468)	67,688	0.15%
Publicis Groupe	(12,041)	(59,114)	-0.13%
Signify NV	(31,620)	150,486	0.33%
Wirecard AG	(6,771)	(105,248)	-0.24%
Arcadis NV	(37,019)	(33,766)	-0.08%
Banco de Sabadell SA	(312,223)	25,278	0.07%
		(504,379)	-1.13%

See Notes to Financial Statements.

Annual Report | April 30, 2018	21

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2018

Description	Notional/Contracts	Value	Percentage of Value
EQUITY FUTURES
DAX Mini Future Jun18	(48)	(99,391)	-0.22%
EURO STOXX 50 Jun18	(122)	(91,377)	-0.20%
FTSE 100 IDX FUT Jun18	(35)	(204,475)	-0.46%
		(395,243)	-0.88%
TOTAL SHORTS		$(899,621)	-2.01%

REMAINING SECURITIES, CASH AND OTHER ASSETS AND LIABILITIES		$42,722,921	95.45%
TOTAL VALUE		$44,757,707

PSAM HIGHLAND

Description	Principal/ Shares/Notional	Value	Percentage of Value
LONG SECURITIES
COMMON STOCKS
ABLYNX	10,063	$544,175	1.00%
Aetna Inc.	15,436	2,763,685	5.06%
Alpine Electronics	19,261	368,034	0.67%
Altaba Inc.	5,576	390,740	0.72%
Calpine Corp.	58,049	885,212	1.62%
Conduent Inc.	44,824	872,241	1.60%
Dell Technologies Inc. - Class V	15,558	1,116,566	2.04%
Grupo Televisa SA	47,942	859,086	1.57%
Hain Celestial Group Inc.	17,659	514,393	0.94%
Kapstone Paper And Packaging	29,061	1,000,241	1.83%
Linn Energy Inc.	44,551	1,746,323	3.20%
McKesson Europe AG	56,188	1,791,309	3.28%
Microsemi Corp.	16,647	1,076,868	1.97%
Monsanto Co.	15,982	2,003,558	3.67%
Nxp Semiconductors NV	34,341	3,602,219	6.59%
Ocean Outdoor Ltd	29,314	280,671	0.51%
Qurate Retail Inc.	42,601	997,246	1.83%
Schulman (A.) Inc.	28,633	1,234,187	2.26%
TDC A/S	184,204	1,500,265	2.75%
Telecom Italia	1,937,716	1,914,578	3.50%
Time Warner Inc.	36,388	3,464,069	6.34%
Trinity Industries Inc.	28,644	912,858	1.67%
Twenty-First Century Fox - Class A	14,842	542,619	0.99%
VIVENDI	23,383	618,107	1.13%
Xl Group Ltd.	31,665	1,760,193	3.22%
		32,759,443	59.96%
CORPORATE BONDS
Bruce Mansfield, 6.85%, 06-01-2034	1,902,333	598,100	1.09%
Genon Energy Inc, 9.50%, 10-15-2018	758,465	619,072	1.13%
Genon Energy Inc, 9.875%, 10-15-2020	1,151,154	941,390	1.72%
Genon Energy Inc., 7.875%, 06-15-2018	509,336	425,278	0.78%
Hexion Inc., 10.375%, 02-01-2022	585,539	584,600	1.07%
Hexion Inc., 9.00%, 11-15-2020	713,709	589,857	1.08%
Mariposa Borrower Inc., 8.00%, 10-15-2021	1,094,652	748,225	1.37%
Monitronics International Inc., 9.125%, 04-01-2020	541,750	387,392	0.71%
Telecom Italia SPA, 5.303%, 05-30-2024	739,358	769,451	1.41%
		5,663,365	10.36%

See Notes to Financial Statements.

22

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2018

Description	Principal/ Shares/Notional	Value	Percentage of Value
EQUITY SWAPS
Altaba Inc.	23,131	727,821	1.33%
Melrose Industries PLC	176,705	554,573	1.01%
Sky PLC	233,105	1,321,935	2.42%
		2,604,329	4.76%
OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
USD TO MXN FORWARD SD : 31-May-2018	842,276	840,568	1.54%
		840,568	1.54%
TOTAL LONG		$41,867,705	76.62%

SECURITIES SOLD SHORT
COMMON STOCKS
Alibaba Group Holding	(2,243)	(400,406)	-0.73%
At&T Inc.	(46,523)	(1,544,488)	-2.83%
Cvs Health Corp.	(8,286)	(583,374)	-1.07%
Unitedhealth Group Inc	(1,332)	(314,827)	-0.58%
Vmware Inc. - Class A	(4,694)	(625,563)	-1.14%
Walt Disney Co.	(8,552)	(857,960)	-1.57%
		(4,326,618)	-7.92%
CORPORATE BONDS
Mattell Inc, 6.75%, 12-31-2025	(370,831)	(371,793)	-0.68%
Pacific Gas & Electric, 3.5%, 10-01-2020	(496,920)	(500,313)	-0.92%
Pacific Gas & Electric, 6.05%, 03-01-2034	(592,453)	(700,013)	-1.28%
Vistra Energy Corp., 7.625%, 11-01-2024	(243,553)	(271,094)	-0.50%
		(1,843,213)	-3.38%
EQUITY SWAPS
Alibaba Group Holding Ltd.	(5,885)	(278,151)	-0.51%
		(278,151)	-0.51%
OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
MXN TO USD FORWARD SD : 31-May-2018	(15,780,112)	(838,705)	-1.54%
		(838,705)	-1.54%
TOTAL SHORT		$(7,286,687)	-13.35%

REMAINING SECURITIES, CASH AND OTHER ASSETS AND LIABILITIES		$20,057,187	36.73%
TOTAL VALUE		$54,638,205

WABR CAYMAN COMPANY LIMITED

Description	Principal/Shares	Value	Percentage of Value
LONG SECURITIES
COMMON STOCKS
American Campus Communities	12,960	$506,866	1.35%
American Homes 4 Rent Class A REIT	16,313	329,523	0.88%
Apartment Invt & Mgmt Co. - Class A	10,203	414,242	1.11%
Avalonbay Communities Inc.	4,557	742,791	1.98%
Boston Properties Inc.	4,489	545,009	1.45%
Corporate Office Properties	16,319	448,936	1.20%
Eastgroup Properties Inc.	4,492	403,292	1.08%
Equity Lifestyle Properties	4,548	405,500	1.08%
Hudson Pacific Properties Inc.	13,680	449,662	1.20%
iShares 7-10 Year Treasury Bond ETF	39,612	4,028,540	10.76%
iShares Iboxx Investment Grade	34,915	4,022,906	10.75%
iShares Iboxx USD High Yield Corporate Bond Fund ETF	48,079	4,120,370	11.01%

See Notes to Financial Statements.

Annual Report | April 30, 2018	23

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2018

Description	Principal/Shares	Value	Percentage of Value
COMMON STOCKS (CONTINUED)
Kilroy Realty Corp.	5,256	376,698	1.01%
Liberty Property Trust	13,287	555,662	1.48%
Paramount Group Inc.	31,481	451,752	1.21%
Pwr S&P 500 Eqqual Weight	20,060	2,002,991	5.35%
Vici Properties Inc.	43,200	785,376	2.10%
		20,590,116	55.00%
CORPORATE BONDS
Aleris International Inc., 7.8750%, 11-01-2020	1,480,000	1,465,200	3.91%
Citgo Holding Inc., 10.75% , 02-15-2020	600,000	638,250	1.71%
Citgo Petroleum Corp., 6.25%, 08-15-2022	370,000	371,850	0.99%
Cvs Health Corp., 5.05%, 03-25-2048	340,000	348,426	0.93%
Djo Finance LLC/DJO Finance Corp., 8.125%, 06-15-2021	340,000	342,975	0.92%
General Mills Inc., 4.20%, 04-17-2028	345,000	341,637	0.91%
Global A&T Electronics, 8.50%, 01-12-2023	400,000	402,000	1.07%
Hexion Inc., 10.375%, 02-01-2022	370,000	359,825	0.96%
HSBC 3H, Floating Rate, 04-27-2049	510,000	448,392	1.20%
K Hovnanian Enterprises, 10.50%, 07-15-2024	560,000	575,400	1.54%
Natural Resource Partners LP, 10.50%, 03-15-2022	545,000	585,875	1.57%
Teekay Offshore Partners, 6.00%, 07-30-2019	866,000	869,248	2.32%
Vertiv Group Corp., 9.25%, 10-15-2024	370,000	375,550	1.00%
		7,124,628	19.03%
GOVERNMENT BONDS
US TREASURY BOND, 2.75%, 11-15-2047	1,058,000	987,325	2.64%
US TREASURY NOTE, 2.125%, 09-30-2024	346,000	330,803	0.88%
		1,318,128	3.52%
TOTAL LONG		$29,032,872	77.55%

SHORT SECURITIES
COMMON STOCKS
Alexandria Real Estate Equity	(3,096)	(385,669)	-1.03%
Brandywine Realty Trust	(23,054)	(371,400)	-0.99%
Douglas Emmett Inc.	(11,376)	(423,983)	-1.13%
Duke Realty Corp.	(15,183)	(411,459)	-1.10%
Education Realty Trust Inc.	(15,480)	(509,447)	-1.36%
Equity Residential	(8,261)	(509,786)	-1.36%
Essex Property Trust Inc.	(1,384)	(331,731)	-0.89%
Ishares 20+ Year Treasury Bond	(2,880)	(343,008)	-0.92%
Mid-America Apartment Communities	(4,208)	(384,864)	-1.03%
Sl Green Realty Corp.	(5,875)	(574,223)	-1.53%
SPDR Bloomberg Barclays High Yield Bond ETF	(32,928)	(1,181,127)	-3.15%
Vanguard Real Estate ETF	(6,768)	(514,977)	-1.38%
Vornado Realty Trust	(6,942)	(472,264)	-1.26%
		(6,413,938)	-17.13%
CORPORATE BONDS
Gamestop Corp., 6.75%, 03-15-2021	(403,000)	(410,052)	-1.10%
GE Capital International Funding, 4.4180%, 11-15-2035	(1,075,000)	(1,034,126)	-2.76%
Standard Chartered PLC, 4.30%, 02-19-2027	(365,000)	(356,322)	-0.95%
		(1,800,500)	-4.81%

See Notes to Financial Statements.

24

Highland Resolute Fund	Consolidated Schedule of Investments

April 30, 2018

Description	Principal/Shares	Value	Percentage of Value
GOVERNMENT BONDS
Republic of Turkey, 7.3750%, 02-05-2025	(330,000)	(363,413)	-0.97%
US Treasury Note, 2.7500%, 02-15-2028	(865,000)	(851,531)	-2.28%
		(1,214,943)	-3.25%
TOTAL SHORT		$(9,429,382)	-25.19%

REMAINING SECURITIES, CASH AND OTHER ASSETS AND LIABILITIES		$17,832,956	47.64%
TOTAL VALUE		$37,436,446

Common Abbreviations:

AQR - AQR Capital Management LLC.

BBA - British Bankers Association.

EURIBOR - Euro Interbank Offered Rate.

LIBOR - London Interbank Offered Rate.

PIMCO - Pacific Investment Management Company.

S&P - Standard & Poor's.

SPDR - Standard & Poor's Depositary Receipt.

Currency Abbreviations:

AUD - Australian Dollar

EUR - Euro

GBP - Great British Pound

HKD - Hong Kong Dollar

INR - India Rupee

JPY - Japan Yen

KRW - South Korea Won

MXN - Mexico Peso

NOK - Norwegian Krone

NZD - New Zealand Dollar

PLN - Poland Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

See Notes to Financial Statements.

Annual Report | April 30, 2018	25

Highland Resolute Fund	Consolidated Statement of Assets and Liabilities

April 30, 2018

Highland Resolute Fund
ASSETS
Investments, at value	$286,619,065
Unrealized appreciation on total return swap contracts	281,594
Deposits with brokers for securities sold short	18,934,809
Deposits with brokers for total return swap contracts	88,584,198
Cash	776
Foreign currency, at value (Cost $695)	676
Receivable for investments sold	451,753
Receivable for shares sold	84,000
Dividends receivable	212,927
Interest receivable	1,073,894
Other assets	45,084
Total assets	396,288,776
LIABILITIES
Securities sold short (Proceeds $19,667,238)	19,539,515
Unrealized depreciation on total return swap contracts	458,163
Investment advisory fees payable	104,110
Distributions and service fees payable	82,044
Payable for interest expense on securities sold short	162,574
Payable for interest expense on total return swap contracts	37,359
Payable for total return swap reset	1,204,430
Payable for investments purchased	627,381
Trustee fees and expenses payable	3,723
Chief compliance officer fee payable	7,437
Principal financial officer fees payable	1,667
Administration fees payable	61,019
Transfer agent fees payable	18,288
Professional fees payable	57,222
Custody fees payable	18,273
Accrued expenses and other liabilities	40,652
Total liabilities	22,423,857
NET ASSETS	$373,864,919
NET ASSETS CONSIST OF
Paid-in capital (Note 6)	$356,278,826
Accumulated net income	5,245,979
Accumulated net realized gain	9,932,865
Net unrealized appreciation	2,407,249
NET ASSETS	$373,864,919
INVESTMENTS, AT COST	$284,162,430
PRICING OF SHARES
Class I:
Net Asset Value, offering and redemption price per share	$10.81
Net Assets	$373,864,919
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	34,589,249

See Notes to Financial Statements.

26

Highland Resolute Fund	Consolidated Statement of Operations

For the Year Ended April 30, 2018

Highland Resolute Fund(a)
INVESTMENT INCOME
Dividends	$6,636,312
Interest	5,846,515
Foreign taxes withheld	(6,028)
Total investment income	12,476,799

EXPENSES
Investment advisory fees (Note 7)	6,121,602
Investment advisory fee-subsidiary	291,085
Broker fees and charges on securities sold short	45,274
Administration fees	275,265
Transfer agency fees	61,157
Distribution and service fees
Class I	82,044
Professional fees	87,736
Custody fees	66,374
Reports to shareholders and printing fees	7,434
Trustee fees and expenses	12,664
Registration/filing fees	6,983
Chief compliance officer fees	53,870
Principal financial officer fees	10,000
Offering costs	14,866
Dividend expense on securities sold short	378,580
Interest expense on securities sold short	660,959
Other	23,862
Total expenses before waivers	8,199,755
Less fees waived/reimbursed by investment adviser (Note 7)
Class I	(4,582,706)
Waiver of investment advisory fees - subsidiary (Note 7)	(291,085)
Total net expenses	3,325,964
NET INVESTMENT INCOME	9,150,835
Net realized gain on investments	15,997,511
Net realized loss on securities sold short	(4,123,967)
Net realized gain on total return swap contracts	10,884,941
Net realized gain on foreign currency transactions	234,814
Total net realized gain	22,993,299

Net change in unrealized depreciation on investments	(10,547,625)
Net change in unrealized appreciation on securities sold short	1,708,592
Net change in unrealized appreciation on total return swap contracts	427,533
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency transactions	(3,124)
Total net change in unrealized depreciation	(8,414,624)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	14,578,675
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,729,510

(a)	Prior to August 31, 2017 the Highland Resolute Fund was known as the Redmont Resolute Fund.

See Notes to Financial Statements.

Annual Report | April 30, 2018	27

Highland Resolute Fund	Consolidated Statements of Changes in Net Assets

	Highland Resolute Fund
	For the Year Ended April 30, 2018(a)	For the Year Ended April 30, 2017(b)
OPERATIONS
Net investment income	$9,150,835	$5,052,253
Net realized gain	22,993,299	16,865,746
Net realized gain distributions from other investment companies	—	2,574,206
Net change in unrealized appreciation/(depreciation)	(8,414,624)	4,159,454
Net increase in net assets resulting from operations	23,729,510	28,651,659
DISTRIBUTIONS (NOTE 4)
Net investment income
Class I	(25,692,479)	(6,470,084)
Net realized gains on investments
Class I	(6,351,925)	(778,253)
Net decrease in net assets from distributions	(32,044,404)	(7,248,337)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class I	101,112,642	139,235,368
Dividends reinvested
Class I	32,044,404	7,248,336
Shares redeemed, net of redemption fees
Class I	(242,788,583)	(362,734,552)
Net decrease in net assets derived from beneficial interest transactions	(109,631,537)	(216,250,848)
Net decrease in Net Assets	(117,946,431)	(194,847,526)
NET ASSETS:
Beginning of period	491,811,350	686,658,876
End of period*	$373,864,919	$491,811,350
* Includes accumulated net investment income of:	$5,245,979	$10,952,159

(a) Prior to August 31, 2017 the Highland Resolute Fund was known as the Redmont Resolute Fund.

(b) Prior to August 31, 2016 the Highland Resolute Fund was known as the Redmont Resolute Fund II.

See Notes to Financial Statements.

28

Highland Resolute Fund	Consolidated Financial Highlights

For a share outstanding throughout the periods presented

	Class I
	For the Year Ended April 30, 2018(a)		For the Year Ended April 30, 2017(b)		For the Year Ended April 30, 2016		For the Year Ended April 30, 2015		For the Year Ended April 30, 2014

NET ASSET VALUE, BEGINNING OF PERIOD	$11.14		$10.75		$11.32		$11.18		$11.05
INCOME/(LOSS) FROM OPERATIONS
Net investment income(c)	0.25		0.09		0.16		0.20		0.13
Net realized and unrealized gain/(loss) on investments	0.38		0.45		(0.39)		0.26		0.19
Total from Investment Operations	0.63		0.54		(0.23)		0.46		0.32

LESS DISTRIBUTIONS
Net investment income	(0.77)		(0.13)		(0.18)		(0.24)		(0.11)
Net realized gain on investments	(0.19)		(0.02)		(0.16)		(0.08)		(0.08)
Total Distributions	(0.96)		(0.15)		(0.34)		(0.32)		(0.19)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.33)		0.39		(0.57)		0.14		0.13
NET ASSET VALUE, END OF PERIOD	$10.81		$11.14		$10.75		$11.32		$11.18
TOTAL RETURN(d)	5.51%		5.04%		(2.02)%		4.16%		2.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$373,865		$491,811		$686,659		$689,266		$604,949
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver(e)	1.94	%(f)(g)	1.77	%(f)(g)	1.69	%(f)	1.68	%(f)	1.69	%(f)
Operating expenses including reimbursement/waiver(e)	0.82	%(f)	0.52	%(f)	0.35	%(f)	0.33	%(f)	0.29	%(f)
Net investment income including reimbursement/waiver(e)	2.24%		0.86%		1.49%		1.79%		1.19%
PORTFOLIO TURNOVER RATE	79%		94%		27%		54%		114%

(a)	Prior to August 31, 2017 the Highland Resolute Fund was known as the Redmont Resolute Fund.
(b)	Prior to August 31, 2016 the Highland Resolute Fund was known as the Redmont Resolute Fund II.
(c)	Calculated using the average shares method.
(d)	Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	Dividend and interest expense on securities sold short totaled 0.25%, 0.10%, 0.08%, 0.10%, and 0.08% of average net assets for the years ended April 30, 2018, 2017, 2016, 2015, and 2014, respectively.
(g)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (See Note 7 for additional detail). The ratio inclusive of that fee would be 2.01% and 1.81% for the years ended April 30, 2018 and 2017, respectively.

See Notes to Financial Statements.

Annual Report | April 30, 2018	29

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2018

1.  ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Highland Resolute Fund (the “Fund”). Effective August 31, 2017, the Fund changed its name from Redmont Resolute Fund. The Fund seeks to provide long-term total return with reduced volatility and reduced correlation to the conventional stock and bond markets. The Fund offers Class I shares.

Basis of Consolidation: Highland Resolute Cayman (the “Subsidiary”), a Cayman Islands exempted company, is a wholly owned subsidiary of the Fund. The Subsidiary’s investment objective is designed to enhance the ability of the Fund to obtain exposure to equities, financial, currency and commodities markets consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary is subject to substantially the same investment policies and investment restrictions as the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity-related investments on behalf of the Fund. Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS revenue rulings, as discussed below under “Federal Income Taxes”. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to wholly own and vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Fund, all assets and liabilities, income and expenses of the Subsidiary are consolidated in the financial statements and financial highlights of the Fund. All investments held by the Subsidiary are disclosed in the accounts of the Fund. As of April 30, 2018, net assets of the Fund were $373,864,919, of which $18,136,197 or 4.85%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund and Subsidiary in preparation of the financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security. Municipal securities having a remaining maturity of greater than 60 days, are typically valued at the evaluated bid price formulated by an independent pricing service. Corporate Bonds, U.S. Government & Agency, and U.S. Treasury Bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

30

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2018

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferrable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities. Options contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price or, in the absence of a sale at the mean of the last bid and asked price.

Forward currency exchange contracts have a fair value determined by the current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when Highland Associates, Inc. (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Annual Report | April 30, 2018	31

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2018

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2018:

Highland Resolute Fund

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed End Funds	$1,788,161	$–	$–	$1,788,161
Common Stocks(*)	38,815,253	–	–	38,815,253
Open-End Mutual Funds	148,702,791	–	–	148,702,791
Purchased Put Options	178,388	–	–	178,388
Corporate Bonds(*)	–	70,558,700	–	70,558,700
Short Term Investments
Money Market Funds	26,575,772	–	–	26,575,772
Total	$216,060,365	$70,558,700	$–	$286,619,065

Other Financial Instruments**
Assets:
Total Return Swap Contracts	$–	$281,594	$–	$281,594
Liabilities:
Corporate Bonds - Sold Short	–	$(10,695,964)	–	$(10,695,964)
Exchange Traded Funds Sold Short	(8,843,551)	–	–	(8,843,551)
Total Return Swap Contracts	$–	$(458,163)	$–	$(458,163)
Total	(8,843,551)	$(10,872,533)	–	$(19,716,084)

*	For detailed descriptions, see the accompanying Schedule of Investments.

**	Other financial instruments are derivative instruments reflected in the Schedule of Investments. The derivatives shown in the table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

The Fund recognizes transfers between levels as of the end of the period. For the year ended April 30, 2018, the Fund did not have any transfers between Level 1 and Level 2 securities. The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value	Balance as of 4/30/2017	Return of Capital	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales Proceeds	Transfer in and/or (out) of Level 3	4/30/2018	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at 4/30/2018
Common Stock	$107,200	$–	$(60,947)	$(130,306)	$–	$84,053	$–	$–	$–
Total	$107,200	$–	$(60,947)	$(130,306)	$–	$84,053	$–	$–	$–

For the year ended April 30, 2018, the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of the Fund.

Offering Costs: Offering costs, including costs of printing initial prospectuses, legal and registration fees, are being amortized over twelve months from the date the Subsidiary was established. Amounts amortized during the year ended April 30, 2018 for the Fund are shown on the Statements of Operations. As of April 30, 2018, the offering costs of the Fund have been fully amortized.

32

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2018

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that the Fund will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion its average daily net assets.

Short Sales: The Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and dividends and other income the Fund receives from their investments, including distributions of short term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

3.  DERIVATIVE INSTRUMENTS

Swap Contracts: The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the Fund primarily enters into swap transactions for the purpose of increasing total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Statements of Assets and Liabilities.

Annual Report | April 30, 2018	33

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2018

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statement of Operations. Swap agreements held at April 30, 2018 are disclosed in the Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by the Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Statement of Operations.

Futures: The Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render the Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

34

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2018

Risk Exposure: The following tables disclose the amounts related to the Fund’s use of derivative instruments.

The effect of derivatives instruments on the Statements of Assets and Liabilities as of April 30, 2018 was as follows:

Risk Exposure	Asset Derivatives Statements of Assets and Liabilities Location	Fair Value	Liability Derivatives Statements of Assets and Liabilities Location	Fair Value
Highland Resolute Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$256,671	Unrealized depreciation on total return swap contracts	$451,867
Interest Rate Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	24,923	Unrealized depreciation on total return swap contracts	6,296
Equity Contracts (Purchased Options)	Investments, at value	178,388	N/A	N/A
Total		$459,982		$458,163

The effect of derivatives instruments on the Statements of Operations for the year ended April 30, 2018 was as follows:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Highland Resolute Fund
Equity Contracts (Total Return Swap Contracts)	Net realized gain on total return swap contracts/Net change in unrealized appreciation on total return swap contracts	$11,378,442	$408,906
Interest Rate Contracts (Total Return Swap Contracts)	Net realized gain on total return swap contracts/Net change in unrealized depreciation on total return swap contracts	$(493,501)	$18,627
Equity Contracts (Purchased Options)	Net realized loss on investments/Net change in unrealized depreciation on investments	(1,773,365)	5,644
Total		$9,111,576	$433,177

Annual Report | April 30, 2018	35

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2018

Volume of Derivative Instruments for the Fund during the year ended April 30, 2018 was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Highland Resolute Fund
Total Return Swap Contracts	Notional Quantity	188,547,956
Purchased Options Contracts	Contracts	527

Certain derivative contracts and repurchase agreements are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of April 30, 2018:

Highland Resolute Fund

Offsetting of Derivatives Assets

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Receivable Amount
Total Return Swap Contracts	$281,594	$–	$281,594	$(281,594)	$–	$–
Total	$281,594	$–	$281,594	$(281,594)	$–	$–

Highland Resolute Fund

Offsetting of Derivatives Liabilities

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Payable Amount
Total Return Swap Contracts	$458,163	$–	$458,163	$(281,594)	$(176,569)	$–
Total	$458,163	$–	$458,163	$(281,594)	$(176,569)	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

36

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2018

4.  TAX BASIS INFORMATION

Reclassifications: As of April 30, 2018, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differing book and tax treatment of investments in swaps, partnerships, and foreign currency. The reclassifications were as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments	Paid-in Capital
Highland Resolute Fund	$10,835,464	$(10,926,876)	$91,412

Tax Basis of Investments: As of April 30, 2018, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Depreciation of Foreign Currency	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Highland Resolute Fund	$238,120,806	$(236,529,479)	$(540)	$1,590,787	$285,399,786

Components of Earnings: As of April 30, 2018, components of distributable earnings were as follows:

	Accumulated Capital Gains	Undistributed Ordinary Income	Net Unrealized Appreciation	Other Cumulative Effect of Timing Differences
Highland Resolute Fund	$10,768,336	$5,226,970	$1,590,787	$–

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund.

The tax character of distributions paid by the Fund for the fiscal year ended April 30, 2018, were as follows:

	Ordinary Income	Long-Term Capital Gains
Highland Resolute Fund	$25,692,479	$6,351,925

The tax character of distributions paid by the Fund for the fiscal year ended April 30, 2017, were as follows:

	Ordinary Income	Long-Term Capital Gains
Highland Resolute Fund	$6,470,084	$778,253

Annual Report | April 30, 2018	37

Highland Resolute Fund	Notes to Consolidated Financial Statements

 April 30, 2018

5.  SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities and U.S. Government Obligations during the year ended April 30, 2018 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Highland Resolute Fund	$227,099,590	$293,385,329

6.  BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Transactions in common shares were as follows:

Highland Resolute Fund

	For the	For the
	Year Ended	Year Ended
Class I:	April 30, 2018	April 30, 2017
Common Shares Outstanding - Beginning of Period	44,145,034	63,881,394
Common Shares Sold	9,179,527	12,752,236
Common Shares Issued as Reinvestment of Dividends	2,958,854	666,208
Common Shares Redeemed	(21,694,166)	(33,154,804)
Common Shares Outstanding - End of Period	34,589,249	44,145,034

Shares redeemed within 30 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. Redemption fees are reflected in the “Shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets. For the year ended April 30, 2018 and the year ended April 30, 2017, the Fund retained fees as follows:

	For the Year Ended	For the Year Ended
Fund	April 30, 2018	April 30, 2017
Highland Resolute Fund	$–	$–

7.  MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly of 1.50% of the average daily net assets for the Fund. The management fee is paid on a monthly basis.

The Subsidiary has entered into a separate advisory agreement (the “Subsidiary Advisory Agreement”) with the Adviser for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays the Adviser for investment advisory services provided to the Fund. The Adviser has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This waiver may not be terminated or modified without the consent of the Board. This agreement may not be terminated or modified prior to this date except with the approval of the Board. For the period ended April 30, 2018, this amount equaled $291,085 and is disclosed in the Consolidated Statement of Operations.

38

Highland Resolute Fund	Notes to Consolidated Financial Statements

 April 30, 2018

The Adviser entered into an Investment Sub-Advisory Agreement with Boston Partners, Pinebridge Investments LLC (“Pinebridge”), Incline Global Management, LLC. (“Incline”), and Chatham Asset Management, LLC (“Chatham”). The Investment Sub-Advisory Agreements are in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. The Adviser determines the allocation of the Fund’s assets among Boston Partners, Pinebridge, and Incline (collectively the “Sub-Advisers”) and other open-end investment companies. The Fund is not required to invest with any minimum number of sub-advisers or open-end investment companies, and does not have minimum or maximum limitations with respect to allocations of assets to the Sub-Advisers, investment strategy or market sector. Highland may change the allocation of the Fund’s assets among the available investment options, and may add or remove sub-advisers, at any time. Each Sub-Adviser is responsible for the day-to-day management of its allocated portion of Fund assets. Highland has ultimate responsibility, subject to the oversight of the Board of the Fund, to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement.

Pursuant to each Investment Sub-Advisory Agreement, the Adviser pays the Sub-Advisers an annual sub-advisory management fee which is based on the Fund’s average quarterly market value of the assets managed by the Sub-Advisers. The Adviser is required to pay all fees due to Sub-Advisers out of the management fee the Adviser receives from the Fund. The following table reflects the Fund’s contractual sub-advisory fee rates.

Sub-Advisers	Average Daily Market Value of the Fund	Contractual Sub-Advisory Fee
	First $50 Million	1.25%
Boston Partners	Over $50 Million	1.00%
Incline Global Management, LLC		1.25%
Chatham Asset Management, LLC		1.00%
	First $50 Million	0.55%
Pinebridge Investments LLC	Over $50 Million	0.50%

The Adviser has agreed, with respect to the Fund’s Class I shares, to waive the portion of its 1.50% management fee in excess of any sub-advisory fees paid by the Adviser to Sub-Adviser in connection with the Fund. This agreement is in effect September 1, 2017 through August 31, 2018. The prior agreement was in effect from August 31, 2013 through August 31, 2017. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2018 without the approval of the Fund’s Board of Trustees. The Adviser is not permitted to recoup any amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the expense limitation cap. Fees waived/reimbursed by adviser for the year ended April 30, 2018 are disclosed in the Consolidated Statement of Operations.

For the year ended April 30, 2018, the fee waivers and/or reimbursements were as follows:

Fees Waived/ Reimbursed By Adviser
Highland Resolute Fund - Class I	$(4,582,706)

Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund, and the Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Fund for the year ended April 30, 2018 are disclosed in the Consolidated Statement of Operations.

ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts and is also reimbursed by the Fund for certain out-of-pocket expenses. Transfer agent fees paid by the Fund for the year ended April 30, 2018 are disclosed in the Consolidated Statement of Operations.

Annual Report | April 30, 2018	39

Highland Resolute Fund	Notes to Consolidated Financial Statements

April 30, 2018

Compliance Services

ALPS provides services that assist the Fund’s chief compliance officer in monitoring and testing the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Fund. Compliance service fees paid by the Fund for the year ended April 30, 2018 are disclosed in the Consolidated Statement of Operations.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund. Principal financial officer fees paid by the Fund for the year ended April 30, 2018 are disclosed in the Consolidated Statement of Operations.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust on behalf of the Fund. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Shareholder Services Plan

Effective December 12, 2017, the Fund has adopted a Shareholder Services Plan (the “Plan”) with respect to its Class I shares. Under the Plan, the Fund is authorized to pay banks and its affiliates and other institutions, including broker-dealers and Fund affiliates which may include the Distributor, Adviser and/or the transfer agent (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.10% of the average daily net asset value of Class I shares of the Fund attributable to or held in the name of the Participating Organizations for its clients as compensation for providing shareholder service activities, which do not include distribution services pursuant to an agreement with Participating Organizations. Any amount of such payment not paid to the Participating Organizations during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Plan fees are included with distribution and service fees in the Statement of Operations. Fees recaptured pursuant to the Plan for the year ended April 30, 2018 are included as an offset to distribution and service fees as disclosed in the Statement of Operations.

8.  INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

40

Highland Resolute Fund	Report of Independent Registered Accounting Firm

April 30, 2018

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the consolidated schedule of investments, of Highland Resolute Fund and subsidiary (formerly, Redmont Resolute Fund) (the "Fund"), one of the funds constituting the Financial Investors Trust, as of April 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Highland Resolute Fund of Financial Investors Trust as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 26, 2018

We have served as the auditor of one or more investment companies advised by Highland Associates, Inc. since 2012.

Annual Report | April 30, 2018	41

Highland Resolute Fund	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2018 (Unaudited)

On December 12, 2017, the Trustees met in person to discuss, among other things, the approval of the Investment Advisory Agreement between the Trust and the Adviser, the Investment Sub-Advisory Agreement among the Trust, the Adviser, and Boston Partners Global Investors, Inc. (“Boston Partners”), and the Investment Sub-Advisory Agreement among the Trust, the Adviser, and Incline Global Management, LLC (“Incline”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Investment Advisory Agreement and the Investment Sub-Advisory Agreements, the Trustees, including the Independent Trustees, considered the following factors with respect to the Highland Fund:

Investment Advisory and Sub-Advisory Fee Rates: The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the Highland Fund, to Highland of 1.50% of the Highland Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by Highland to the Highland Fund. The Trustees also reviewed and considered the contractual sub-advisory fee rates paid by Highland to Boston Partners of 1.25% of the Highland Fund’s daily average net assets allocated to Boston Partners for the first $50 million, and 1.00% of the Highland Fund’s daily average net assets allocated to Boston Partners above $50 million, in light of the extent and quality of the advisory services provided by Boston Partners to the Highland Fund. The Trustees also reviewed and considered the contractual annual sub-advisory fee paid by Highland to Incline of 1.25% of the Highland Fund’s daily average net assets allocated to Incline.

The Board received and considered information including a comparison of the Highland Fund’s contractual and actual advisory fees and overall expenses with those of funds in the peer group and universe of funds provided by an independent third party provider of investment company data (the “Data Provider”). The Trustees noted that the Highland Fund’s contractual advisory fee rate was above its Data Provider peer group median contractual advisory fee rate.

Total Expense Ratios: Based on such information, the Trustees further reviewed and considered the total expense ratio (after waivers) of 0.73% for the Highland Fund. The Trustees noted that the total expense ratio (after waivers) for the Highland Fund was below the Data Provider peer group median total expense ratio (after waivers).

Nature, Extent, and Quality of the Services under the Investment Advisory and Sub-Advisory Agreements: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to the Highland Fund under the Investment Advisory and Sub-Advisory Agreements. The Trustees reviewed certain background materials supplied by Highland, Boston Partners, and Incline in their presentations, including their Forms ADV.

The Trustees reviewed and considered Highland’s, Boston Partners’, and Incline’s investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by Highland, Boston Partners, and Incline and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by Highland, Boston Partners, and Incline, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Highland Fund.

The Trustees considered the background and experience of Highland’s, Boston Partners’, and Incline’s management in connection with the Highland Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Highland Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Highland’s, Boston Partners’, and Incline’s insider trading policies and procedures and their Codes of Ethics.

Performance: The Trustees reviewed performance information for the Highland Fund for the 3-month, 1-year, 3-year, 5-year and since inception periods ended September 30, 2017. That review included a comparison of the Highland Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that the performance of the Highland Fund was above its Data Provider universe median for each period. The Trustees also considered Highland’s, Boston Partners’, and Incline’s discussion of the Highland Fund’s underlying portfolio diversification categories, its top contributors and top detractors, as well as Highland’s, Boston Partners’, and Incline’s performance and reputation generally and their investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Highland, Boston Partners, and Incline regarding fees charged to its other clients utilizing a strategy similar to that employed by the Highland Fund.

Profitability: The Trustees received and considered retrospective and projected profitability analyses prepared by Highland, Boston Partners, and Incline based on the fees payable under the Investment Advisory Agreement with Highland and the Sub-Advisory Agreements with each of Boston Partners and Incline, with respect to the Highland Fund. The Trustees considered the profits, if any, anticipated to be realized by Highland, Boston Partners, and Incline in connection with the operation of the Highland Fund. The Board then reviewed Highland’s unaudited balance sheet as of September 30, 2017 and 2016 and Profit and Loss for October 2016 through September 2017 and for October 2015 through September 2016 in

42

Highland Resolute Fund	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2018 (Unaudited)

order to analyze the financial condition and stability and profitability of Highland. The Board also reviewed the financial statements for the year ended December 31, 2016 of Boston Partners parent company, and Incline’s financial statements for the year ended December 31, 2016 in order to analyze the financial condition and stability and profitability of Boston Partners and Incline.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Highland Fund will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Highland from its relationship with the Highland Fund, including whether soft dollar arrangements were used.

In renewing Highland as the investment adviser of the Highland Fund, Boston Partners and Incline as sub-advisers of the Highland Fund, and the fees charged under the Investment Advisory and Sub-Advisory Agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory and Sub-Advisory Agreements. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rate was above the Data Provider peer group median for the Highland Fund;
●	Boston Partners’ and Incline’s fees under their respective sub-advisory agreements are paid directly by Highland;

●	the total expense ratio (after waivers) for the Highland Fund was below the Data Provider peer group median total expense ratio (after waivers);
●	the nature, extent, and quality of services rendered by Highland, Boston Partners, and Incline under the Investment Advisory and Sub-Advisory Agreements, respectively, with respect to the Highland Fund were adequate;
●	the performance of the Highland Fund was above its Data Provider universe median for the 3-month, 1-year, 3-year, 5-year and since inception periods ended September 30, 2017;
●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Highland’s, Boston Partners’, and Incline’s other clients employing a comparable strategy to the Highland Fund were not indicative of any unreasonableness with respect to the advisory and sub-advisory fees payable by the Highland Fund;
●	the profit, if any, realized by Highland, Boston Partners, and Incline in connection with the operation of the Highland Fund is not unreasonable to the Fund; and
●	there were no material economies of scale or other incidental benefits accruing to Highland, Boston Partners, and Incline in connection with their relationship with the Highland Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Highland’s, Boston Partners’, and Incline’s compensation for investment advisory and sub-advisory services is consistent with the best interests of the Highland Fund and its shareholders.

On December 12, 2017, the Trustees met in person to discuss, among other things, the approval of the Investment Sub-Advisory Agreement among the Trust, the Adviser, and Logan Circle Partners L.P. (“Logan Circle”), in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Investment Sub-Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Highland Fund:

Investment Sub-Advisory Fee Rate: The Trustees reviewed and considered the contractual annual sub-advisory fee to be paid by Highland, on behalf of the Highland Fund, to Logan Circle of 0.75% of the Highland Fund’s daily average net assets allocated to Logan Circle, in light of the extent and quality of the advisory services to be provided by Logan to the Highland Fund. The Board also received and considered information provided by Logan Circle with respect its operating expense structure.

The Board received and considered information including a comparison of the Highland Fund’s contractual and actual advisory fees and overall expenses with those of funds in the peer group and universe of funds provided by the Data Provider. The Trustees noted that the contractual advisory fee rate for the Highland Fund was above the Data Provider peer group median contractual advisory fee.

Total Expense Ratios: Based on such information, the Trustees further reviewed and considered the total expense ratio (after waivers) of 0.73% for the Highland Fund. The Trustees noted that the Highland Fund’s total expense ratio (after waivers) was below the Data Provider peer group median total expense ratio (after waivers).

Annual Report | April 30, 2018	43

Highland Resolute Fund	Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2018 (Unaudited)

Nature, Extent, and Quality of the Services under the Investment Sub-Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to the Highland Fund under the Investment Sub-Advisory Agreement with Logan Circle. The Trustees also reviewed certain background materials supplied by Logan Circle in its presentation, including its Form ADV.

The Trustees reviewed and considered Logan Circle’s investment sub-advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by Logan Circle and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by Logan Circle, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Highland Fund.

The Trustees considered the background and experience of Logan Circle’s management in connection with the Highland Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Highland Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Logan Circle’s insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees noted that since Logan Circle had not yet begun to manage its portion of the Highland Fund, there is no fund performance to be reviewed or analyzed at this time. The Trustees also considered Logan Circle’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted that Logan Circle reported no comparable clients managed in accordance with the guidelines for the Highland Fund.

Profitability: The Trustees received and considered Logan Circle’s statements regarding projected profitability based on the fees payable under the Investment Sub-Advisory Agreement. The Trustees considered the profits, if any, anticipated to be realized by Logan Circle with respect to the Highland Fund. The Board then reviewed certain financial statements of Logan Circle’s parent company.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Highland Fund will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Sub-Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Logan Circle from its relationship with the Highland Fund, including whether soft dollar arrangements would be used.

In approving Logan Circle as an investment sub-adviser for the Highland Fund and approving the Investment Sub-Advisory Agreement and the fees paid to Logan Circle by Highland under the Investment Sub-Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Sub-Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the investment sub-advisory fee to be paid to Logan Circle by Highland was fair and competitive when considered in light of particular services to be provided by Logan Circle to the Highland Fund;
●	the nature, extent, and quality of services to be rendered by Logan Circle under the Investment Sub-Advisory Agreement with respect to the Highland Fund were adequate;
●	since Logan Circle had not yet begun to manage its portion of the Highland Fund, there is no fund performance to be reviewed or analyzed at this time;
●	Logan Circle had no clients with investment mandates directly comparable to that of the Highland Fund;
●	the profit, if any, anticipated to be realized by Logan Circle in connection with the operation of its portion of the Highland Fund is not unreasonable to the Highland Fund; and
●	there were no material economies of scale or other incidental benefits accruing to Logan Circle in connection with its relationship with the Highland Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Logan Circle’s compensation for investment sub-advisory services is consistent with the best interests of the Highland Fund and its shareholders.

44

Highland Resolute Fund	Additional Information

April 30, 2018 (Unaudited)

1.  FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge on the SEC website at http:// www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2.  FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

TAX INFORMATION (UNAUDITED)

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2017:

	QDI	DRD
Highland Resolute Fund	6.99%	5.40%

In early 2018, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2017 via Form 1099. The Fund will notify shareholders in early 2019 of amounts paid to them by the Funds, if any, during the calendar year 2018.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Highland Resolute Fund designates $6,351,925 as long-term capital gain distributions.

Annual Report | April 30, 2018	45

Highland Resolute Fund	Trustees & Officers

April 30, 2018 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-268-2242.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	32	Ms. Anstine is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	32	Mr. Deems is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (9 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

46

Highland Resolute Fund	Trustees & Officers

April 30, 2018 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. He served as Director of University of Colorado Hospital from 2008 to 2016. He was from 1994 to 2007 a Regent of the University of Colorado.	32	Mr. Rutledge is a Trustee of Principal Real Estate Fund (1 fund), Clough Global Dividend and Income Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	32	None.

Annual Report | April 30, 2018	47

Highland Resolute Fund	Trustees & Officers

April 30, 2018 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee and President	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) and ALPS Advisors, Inc. (“AAI”), and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	32	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund); Trustee of ALPS ETF Trust (21 funds).

48

Highland Resolute Fund	Trustees & Officers

April 30, 2018 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., ALPS Series Trust and Elevation ETF Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.
Karen S. Gilomen, 1970	Secretary	Ms. Gilomen was elected Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.	Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of Clough Funds Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Elevation ETF Trust, Index Funds, Reality Shares ETF Trust and Reaves Utility Income Fund.
Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.
Alan Gattis, 1980	Assistant Treasurer	Mr. Gattis was elected Assistant Treasurer of the Trust at the September 13, 2016 meeting of the Board of Trustees.	Mr. Gattis joined ALPS in 2011 and is currently Vice President and Fund Controller of ALPS. Prior to joining ALPS, Mr. Gattis was an Auditor at Spicer Jeffries LLP (2009 through 2011) and an Auditor at PricewaterhouseCoopers LLP (2004 - 2009). Because of his position with ALPS, Mr. Gattis is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gattis is also Assistant Treasurer of ALPS Series Trust and Elevation ETF Trust.

Annual Report | April 30, 2018	49

Highland Resolute Fund	Trustees & Officers

April 30, 2018 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant - Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of ALPS ETF Trust and Principal Real Estate Fund.
Jennifer Craig 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and ALPS Series Trust.
Sareena Khwaja-Dixon, 1980	Assistant Secretary	Ms. Khwaja-Dixon was elected Assistant Secretary of the Trust at the December 12, 2017 meeting of the Board of Trustees.	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 - 2015). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc., and Assistant Secretary of Clough Funds Trust, Clough Dividend and Income Fund, Clough Global Opportunities Fund, and Clough Global Equity Fund.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust (currently 32) and any other investment companies for which any Trustee serves as trustee for and which Highland Associates, Inc., Robeco Investment Management, Inc., Pinebridge Investment LLC, Incline Global Management, LLC and/or Chatham Asset Management LLC provides investment advisory services (currently none).

50

Highland Resolute Fund	Privacy Policy

April 30, 2018 (Unaudited)

Who We Are
Who is providing this notice?	Redmont Resolute Fund
What We Do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can't I limit all sharing?

Federal law gives you the right to limit only

●   sharing for affiliates’ everyday business purposes-information about your creditworthiness

●   affiliates from using your information to market to you

●   sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund does not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report | April 30, 2018	51

Highland Resolute Fund	Privacy Policy

April 30, 2018 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●   Social Security number and account transactions

●   Account balances and transaction history

●   Wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share:	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

52

RONDURE FUNDS

ANNUAL

April 30, 2018

RONDURE NEW WORLD FUND — **Investor Class** RNWOX | **Institutional Class** RNWIX

RONDURE OVERSEAS FUND — **Investor Class** ROSOX | **Institutional Class** ROSIX

Shareholder Letter	1
Performance Update	3
Disclosure of Fund Expenses	9
Portfolio of Investments
Rondure New World Fund	10
Rondure Overseas Fund	13
Statements of Assets and Liabilities	16
Statements of Operations	17
Statement of Changes in Net Assets
Rondure New World Fund	18
Rondure Overseas Fund	19
Financial Highlights
Rondure New World Fund	20
Rondure Overseas Fund	22
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	31
Additional Information	32
Trustees and Officers	33
Privacy Policy	38

Rondure Funds	Shareholder Letter

April 30, 2018 (Unaudited)

Dear Fellow Shareholders,

It was a tale of two markets our first year. We launched the Rondure Funds on May 1, 2017—conservative investors in a strong market year. We stuck to a disciplined process that is very simple: We look for high-quality companies that we believe have a durable competitive advantage for the long term. This January opened on a frenetic pace. We lagged the torrid moves that month, and Rondure Overseas was impacted by a short-term factor I will detail later. As volatility—the wind—returned to the markets in February, however, we outperformed in both strategies. I will briefly elaborate on what we believe is creating the bumps in the market, and then turn to the specifics on each strategy.

The first driver of volatility is the threat of higher interest rates and the impact that should have on stock prices—Price/Earnings(1) multiples are typically inversely correlated to interest rates. This is a real risk to the aggregate market, and the reason the S&P 500® Index(2) appears to be range bound at present. When the market hits the bottom of the range, stocks look like the better investment, and when the market hits the top of the range, expected stock returns look less appealing than just simply holding cash. This is especially evident to me when we build our five-year models—we should be in a lower return world after years of such strong stock markets. The corollary is that stocks still look like a better deal in the long-run if interest rates don’t increase by much.

The other driver of volatility is all the political theater at present. Last year it was Brazil. Then we moved to North Korea. Then China, and now Russia. There’s no wind like political wind. We are agnostic to all of this, of course, as years of focusing on emerging and frontier markets has taught me that most of it is just noise, and it passes. Political bark is usually bigger than its bite. We simply focus on picking great companies for the long haul and run diversified portfolios.

I think the real canary in the coal mine is rising interest rates in a world with a lot of debt and complacency due to Quantitative Easing(3). US personal savings as a percent of disposable income is back down to pre-2009 levels, and the yield curve(4) is flattening. All of these things signal a possible peak in the recovery (i.e. there is a lot less dry powder left to push nominal growth) and trade war banter might simply give investors a nudge to move more cash to their bank accounts, ending the market’s long rally. I have no ability to predict any of this, however I think it is important for our clients to be aware of the potential issues. I personally keep dry powder on the sidelines to be able to dollar cost average into our strategies (agnostic of the market’s cycles), and our process of investing doesn’t change in this environment. In fact, volatility—the wind—simply enables us to buy businesses we love at better prices for the long term.

Many people ask me about my personal portfolio or are embarrassed to do so. Hence for total transparency, I will just put it in writing for all. I have always followed Benjamin Graham’s advice and run a defensive investment portfolio. It means I always have 50% in stocks and 50% in bonds and cash (all short-term cash at present). Whichever asset class goes down, I reallocate to the beaten up asset class to return to the 50/50 balance. This means I have rainy day funds available to support the Rondure business for many years and also add to the funds themselves. It also means I will never capture all of the upside in the markets, but I will also likely avoid a good deal of the downside as well. The method enables me to deploy capital (buy) into fear and sell into greed. That is my simple allocation strategy. This should not be construed as investment advice—as everyone’s situation and financial goals are different. I share this detail simply because I am often asked.

Rondure Overseas

As of April 30th, the Fund was up +15.88% since our inception a year ago (ROSIX). Full returns can be viewed on page 6. We slightly outperformed the benchmark which returned 14.75% for the year despite expecting it to be tough for our investment style to keep up in strong bull markets. Our steady, quality companies are likely to lag in such an environment.

I think we did a nice job with our stock picking across most sectors and geographies this year. The strongest contribution to the Fund came from being overweight consumer discretionary. We lagged a bit in the materials sector, and our more conservative sector tilt hurt us. An overweight in consumer staples and the cash drag of launching into a strong bull market also worked against us for the year. Another negative impact came from not owning any energy stocks in the Fund. We simply didn’t find the balance sheet quality we wanted, and perhaps we were too punitive in waiting on entry prices for quality companies.

Rondure New World

The Fund was up +12.78% since our inception a year ago (RNWIX). Full returns can be viewed on page 3. We underperformed the benchmark’s 21.92% return for the year, which doesn’t surprise us in a strong bull market. We remain active, bottom up investors, and we are focused on margins of safety(5) given our belief that we need to be cautious at this point in the cycle.

Past performance does not guarantee future results.

Annual Report | April 30, 2018	1

Rondure Funds	Shareholder Letter

April 30, 2018 (Unaudited)

I feel pretty good about our stock picking in the Fund this year. We've had very solid picks in the consumer spaces—both staples and discretionary stocks. Our relative performance was weaker in the Industrials and Technology sectors. The Tech sector was on a tear this year, and we were underweight Tech. Cash was a significant drag as we took in flows during a bull run in the market, and our overweight to more conservative spaces hurt as well.

Conclusion

We continue to focus on companies with great balance sheets and high returns on capital that we believe we can hold for the long run—regardless of the macro landscape. We call them “compounding innovators.” We like companies that do the heavy lifting for us, so we can minimize trading and taxes. Remember, I’m in this with you as a fellow investor and I manage the portfolio accordingly. We do not believe we have a competitive advantage in trading, but we do have a culture of “skin in the game” and no bureaucratic pressure that allows us to focus on what we believe are the best companies for the long term. We can go where we believe the market is truly inefficient (how many sell side estimates actually go beyond 3 years)? This is how we are building the New World and Overseas strategies—brick by brick with a long-term view and high tracking error to be expected.

Rondure Business Update

The Rondure Funds reached their 1-year mark on May 1st 2018 and Zach Larkin joined Rondure Global Advisors on January 1st from our partner firm, Grandeur Peak, to co-lead efforts in frontier markets and complement our efforts in developing nations generally.

Thank you for investing with us. Thank you for your trust.

Sincerely,

Laura Geritz, CFA

CEO, Founder, and Portfolio Manager

Rondure Global Advisors LLC

[1]	Price/Earning is the stock’s current Price divided by its Earnings (usually the earnings over the last twelve months).

[2]	The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

[3]	Quantitative easing is an unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

[4]	A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt.

[5]	Margin of safety refers to any conservative allowance used by value investors in effort to protect their capital and portfolios from downside risk.

The objective of all Rondure Funds is long-term growth of capital.

RISKS: Mutual fund investing involves risks and loss of principal is possible. Investing in small and micro-cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in emerging markets are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a Rondure Funds prospectus, containing this and other information, visit www.rondureglobal.com or call 1-855-775-3337. Please read it carefully before investing.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. The Funds do not accept any liability for losses either direct or consequential caused by the use of this information.

Past performance does not guarantee future results.

CFA® is trademark owned by CFA Institute.

ALPS Distributors, Inc. is the Distributor for the Rondure Funds.

2	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund	Performance Update

April 30, 2018 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2018

			Expense Ratio(b)
	6 Months	Since Inception(a)	Gross	Net(c)
Rondure New World Fund – Institutional (RNWIX)	4.53%	12.78%	2.38%	1.10%
Rondure New World Fund – Investor (RNWOX)	4.48%	12.53%	2.63%	1.35%
MSCI EM (Emerging Markets) TR USD Index(d)	4.93%	21.92%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-775-3337.

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of May 1, 2017.

(b)	Ratios as of the Prospectus dated August 31, 2017 and may differ from the ratios presented in the Financial Highlights.

(c)	Rondure Global Advisors, LLC (the “Advisor”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2018. The Advisor will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. However, such recapture payments may not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date of the waiver or reimbursement. The Expense Agreement may not be terminated or modified by the Advisor prior to August 31, 2018, except with the approval of the Fund’s Board of Trustees.
(d)	The MSCI Emerging Markets Total Return USD Index is an unmanaged total return index, reported in U.S. Dollars, based on share prices and reinvested dividends of approximately 800 companies from 24 emerging market countries. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Annual Report | April 30, 2018	3

Rondure New World Fund	Performance Update

April 30, 2018 (Unaudited)

Growth of $10,000 for the period ended April 30, 2018

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2018. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

4	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund	Performance Update

April 30, 2018 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	56.6%
North America	12.7%
Africa/Middle East	10.0%
Europe	9.6%
Latin America	8.9%
Japan	0.7%
Cash, Cash Equivalents, & Other Net Assets	1.5%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Consumer	58.9%
Industrials	13.6%
Technology	12.5%
Energy & Materials	6.7%
Health Care	3.9%
Financials	2.9%
Cash, Cash Equivalents, & Other Net Assets	1.5%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Yum China Holdings, Inc.	2.5%
Sinotrans, Ltd.	2.4%
TOA Paint Thailand PCL	2.4%
Alibaba Group Holding, Ltd.	2.4%
Philippine Seven Corp.	2.3%
TravelSky Technology, Ltd.	2.2%
China Machinery Engineering Corp.	2.2%
Carnival Corp.	2.2%
Haier Electronics Group Co., Ltd.	2.2%
Vietnam Dairy Products JSC	2.2%
Total	23.0%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2018	5

Rondure Overseas Fund	Performance Update

April 30, 2018 (Unaudited)

Annualized Total Return Performance for the periods ended April 30, 2018

			Expense Ratio(b)
	6 Months	Since Inception(a)	Gross	Net(c)
Rondure Overseas Fund – Institutional (ROSIX)	3.83%	15.88%	2.25%	0.85%
Rondure Overseas Fund – Investor (ROSOX)	3.70%	15.63%	2.50%	1.10%
MSCI EAFE TR USD Index(d)	3.67%	14.75%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-775-3337.

The table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

(a)	Fund inception date of May 1, 2017.

(b)	Ratios as of the Prospectus dated August 31, 2017 and may differ from the ratios presented in the Financial Highlights.

(c)	Rondure Global Advisors, LLC (the “Advisor”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.10% and 0.85% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2018. The Advisor will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. However, such recapture payments may not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date of the waiver or reimbursement. The Expense Agreement may not be terminated or modified by the Advisor prior to August 31, 2018, except with the approval of the Fund’s Board of Trustees.

(d)	The MSCI EAFE Total Return USD Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 22 developed market countries excluding the US and Canada. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

6	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund	Performance Update

April 30, 2018 (Unaudited)

Growth of $10,000 for the period ended April 30, 2018

The chart shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2018. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Annual Report | April 30, 2018	7

Rondure Overseas Fund	Performance Update

April 30, 2018 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Europe	40.3%
Japan	30.6%
North America	11.6%
Australia/New Zealand	8.3%
Asia ex Japan	4.9%
Africa/Middle East	0.2%
Cash, Cash Equivalents, & Other Net Assets	4.1%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Consumer	56.9%
Industrials	19.6%
Technology	7.8%
Energy & Materials	5.0%
Health Care	3.5%
Financials	3.1%
Cash, Cash Equivalents, & Other Net Assets	4.1%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
WH Smith PLC	2.6%
Deutsche Post AG	2.5%
Create SD Holdings Co., Ltd.	2.5%
Suzuki Motor Corp.	2.3%
Alimentation Couche-Tard, Inc.	2.2%
Lululemon Athletica, Inc.	2.1%
J D Wetherspoon PLC	2.1%
Yaskawa Electric Corp.	2.0%
Amadeus IT Group SA	2.0%
Lintec Corp.	1.9%
Total	22.2%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

8	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Disclosure of Fund Expenses

April 30, 2018 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2017 through of April 30, 2018.

Actual Expenses The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expense Ratio(a)	Expenses Paid During Period November 1, 2017 - April 30, 2018(b)
Rondure New World Fund
Institutional Class
Actual	$1,000.00	$1,045.30	1.10%	$5.58
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	1.10%	$5.51
Investor Class
Actual	$1,000.00	$1,043.80	1.35%	$6.84
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	1.35%	$6.76
Rondure Overseas Fund
Institutional Class
Actual	$1,000.00	$1,037.40	0.85%	$4.29
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	0.85%	$4.26
Investor Class
Actual	$1,000.00	$1,037.00	1.10%	$5.56
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	1.10%	$5.51

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 181/365 (to reflect the half-year period).

Annual Report | April 30, 2018	9

Rondure New World Fund	Portfolio of Investments

 April 30, 2018

	Shares	Value (Note 2)
COMMON STOCKS (98.51%)
Argentina (2.58%)
Banco Macro SA, ADR	15,950	$1,545,874
Despegar.com Corp.(a)	39,975	1,173,666
MercadoLibre, Inc.	1,500	509,415
		3,228,955

Bangladesh (0.54%)
GrameenPhone, Ltd.	21,919	123,977
Square Pharmaceuticals, Ltd.	147,843	546,498
		670,475

Brazil (3.69%)
Ambev SA	71,600	476,625
Hypermarcas SA	228,200	2,047,364
M Dias Branco SA	114,700	1,439,971
Raia Drogasil SA	33,300	653,224
		4,617,184

China (24.59%)
Alibaba Group Holding, Ltd., Sponsored ADR(a)	16,650	2,972,691
ANTA Sports Products, Ltd.	291,000	1,674,001
Baidu, Inc., Sponsored ADR(a)	9,375	2,352,188
China Machinery Engineering Corp., Class H	4,677,000	2,729,216
China Medical System Holdings, Ltd.	299,000	737,533
China Resources Beer Holdings Co., Ltd.	560,000	2,422,327
Haier Electronics Group Co., Ltd.	778,000	2,706,122
Haitian International Holdings, Ltd.	531,000	1,413,988
Hengan International Group Co., Ltd.	194,000	1,730,234
JD.com, Inc., ADR(a)	38,500	1,405,635
Sinotrans, Ltd., Class H	5,301,000	3,059,575
TravelSky Technology, Ltd., Class H	938,000	2,760,704
Tsingtao Brewery Co., Ltd., Class H	211,000	1,096,851
Want Want China Holdings, Ltd.	590,000	523,950
	Shares	Value (Note 2)
China (continued)
Yum China Holdings, Inc.	73,700	$3,151,412
		30,736,427

Colombia (0.05%)
Grupo Nutresa SA	6,962	66,573

Germany (0.18%)
KUKA AG	2,100	227,729

Greece (1.69%)
JUMBO SA	115,656	2,117,340

Hong Kong (1.55%)
Vitasoy International Holdings, Ltd.	729,000	1,936,594

India (5.45%)
Asian Paints, Ltd.	17,244	310,490
Bharat Electronics, Ltd.	981,551	1,929,570
Britannia Industries, Ltd.	7,311	603,941
Castrol India, Ltd.	200,000	583,908
Colgate-Palmolive India, Ltd.	4,704	79,166
Dabur India, Ltd.	117,500	650,352
Eicher Motors, Ltd.	1,400	654,241
Godrej Consumer Products, Ltd.	5,302	88,741
Hindustan Unilever, Ltd.	4,635	104,791
Marico, Ltd.	14,900	74,243
Maruti Suzuki India, Ltd.	6,070	801,719
Nestle India, Ltd.	718	101,090
Pidilite Industries, Ltd.	6,385	103,916
Radico Khaitan, Ltd.	110,500	693,481
Vakrangee, Ltd.	18,980	28,425
		6,808,074

Indonesia (1.11%)
Indofood CBP Sukses Makmur Tbk PT	2,049,500	1,277,945
Kalbe Farma Tbk PT	1,014,000	109,691
		1,387,636

Japan (0.71%)
Suzuki Motor Corp.	16,400	883,758

See Notes to Financial Statements.

10	1.855.775.3337 | www.rondureglobal.com

Rondure New World Fund	Portfolio of Investments

 April 30, 2018

	Shares	Value (Note 2)
Kenya (2.63%)
East African Breweries, Ltd.	387,200	$965,105
Safaricom, Ltd.	8,236,600	2,319,880
		3,284,985

Malaysia (0.39%)
Heineken Malaysia Bhd	94,000	490,664

Mexico (4.76%)
Alsea SAB de CV	16,300	60,512
Arca Continental SAB de CV	16,200	111,638
Becle SAB de CV(a)	1,564,600	2,661,202
Corp Moctezuma SAB de CV	90,700	368,580
Gruma SAB de CV, Class B	118,200	1,445,295
Wal-Mart de Mexico SAB de CV	467,300	1,299,301
		5,946,528

Pakistan (0.40%)
Nestle Pakistan, Ltd.	4,578	499,116

Peru (2.00%)
Alicorp SAA	550,225	2,021,269
InRetail Peru Corp.(b)(c)	20,196	482,685
		2,503,954

Philippines (4.39%)
International Container Terminal Services, Inc.	601,000	982,514
Jollibee Foods Corp.	55,000	302,901
Philippine Seven Corp.	1,187,057	2,933,837
Puregold Price Club, Inc.	1,288,000	1,179,745
Universal Robina Corp.	33,000	89,595
		5,488,592

Poland (2.01%)
AmRest Holdings SE(a)	9,400	1,234,640
Dino Polska SA(a)(b)(c)	47,000	1,272,134
		2,506,774

Russia (5.68%)
Alrosa PJSC	1,599,600	2,276,234
LUKOIL PJSC, Sponsored ADR	25,100	1,676,680
Mail.Ru Group, Ltd., GDR(a)(c)	18,600	587,760
	Shares	Value (Note 2)
Russia (continued)
Sberbank of Russia PJSC,
Sponsored ADR	137,600	$2,050,240
Yandex NV, Class A(a)	15,425	514,578
		7,105,492

South Africa (4.20%)
Clicks Group, Ltd.	115,400	1,978,233
Distell Group, Ltd.	40,100	428,441
Shoprite Holdings, Ltd.	126,000	2,516,967
Tiger Brands, Ltd.	10,400	324,557
		5,248,198

South Korea (4.50%)
BGF Retail Co., Ltd.	7,632	1,364,835
LG Household & Health Care, Ltd.	650	833,762
Medy-Tox, Inc.	2,167	1,415,382
NAVER Corp.	828	555,075
S-1 Corp.	4,000	367,399
Samsung Electronics Co., Ltd.	437	1,084,266
		5,620,719

Sri Lanka (0.57%)
Lion Brewery Ceylon PLC	204,656	707,277

Taiwan (3.39%)
President Chain Store Corp.	245,000	2,422,135
Taiwan Semiconductor Manufacturing Co., Ltd.	237,000	1,818,363
		4,240,498

Tanzania (0.19%)
Tanzania Breweries, Ltd.	34,234	239,923

Thailand (2.86%)
CP ALL PCL	129,000	355,608
Thai Beverage PCL	307,000	197,953
TOA Paint Thailand PCL(a)	2,494,000	3,022,671
		3,576,232

Turkey (3.30%)
Aselsan Elektronik Sanayi Ve Ticaret AS	244,800	1,518,662
BIM Birlesik Magazalar AS	94,000	1,595,554

See Notes to Financial Statements.

Annual Report | April 30, 2018	11

Rondure New World Fund	Portfolio of Investments

April 30, 2018

	Shares	Value (Note 2)
Turkey (continued)
Ulker Biskuvi Sanayi AS	192,800	$1,010,965
		4,125,181

United Arab Emirates (2.60%)
Aramex PJSC	2,408,978	2,656,129
DP World, Ltd.	26,720	594,520
		3,250,649

United States (7.91%)
Carnival Corp.	43,250	2,727,345
Kansas City Southern	8,325	887,694
Lululemon Athletica, Inc.(a)	19,300	1,926,140
PriceSmart, Inc.	5,875	514,650
Royal Caribbean Cruises, Ltd.	18,825	2,036,677
Starbucks Corp.	31,100	1,790,427
		9,882,933

Uruguay (0.57%)
Arcos Dorados Holdings, Inc., Class A	77,600	706,160

Vietnam (4.02%)
Saigon Beer Alcohol Beverage Corp.	249,320	2,332,908
Vietnam Dairy Products JSC	330,760	2,688,102
		5,021,010

TOTAL COMMON STOCKS
(Cost $115,064,871)		123,125,630

TOTAL INVESTMENTS (98.51%)
(Cost $115,064,871)		$123,125,630

Other Assets In Excess Of Liabilities (1.49%)		1,867,431

NET ASSETS (100.00%)		$124,993,061

(a)	Non-Income Producing Security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2018, these securities had a total aggregate market value of $1,754,819 representing 1.40% of net assets.
(c)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2018, the aggregate market value of those securities was $2,342,579, representing 1.87% of net assets.

See Notes to Financial Statements.

12	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund	Portfolio of Investments

April 30, 2018

	Shares	Value (Note 2)
COMMON STOCKS (95.57%)
Australia (5.18%)
carsales.com, Ltd.	7,308	$78,896
Coca-Cola Amatil, Ltd.	23,700	165,757
Domino's Pizza Enterprises, Ltd.	3,059	97,116
DuluxGroup, Ltd.	62,708	366,348
REA Group, Ltd.	2,546	154,989
SEEK, Ltd.	10,000	146,279
		1,009,385

Belgium (0.77%)
Anheuser-Busch InBev SA	865	86,407
Lotus Bakeries	22	62,433
		148,840

Britain (14.65%)
Abcam PLC	12,000	201,714
Auto Trader Group PLC(a)(b)	8,900	43,252
B&M European Value Retail SA	48,000	267,829
BAE Systems PLC	17,900	150,568
Compass Group PLC	4,696	100,854
Dechra Pharmaceuticals PLC	2,100	79,273
Diploma PLC	8,700	144,446
Domino's Pizza Group PLC	56,400	282,088
easyJet PLC	8,500	186,061
Intertek Group PLC	2,400	161,933
J D Wetherspoon PLC	24,988	400,427
Just Eat PLC(c)	8,100	86,289
Rightmove PLC	700	43,992
Sanne Group PLC	9,000	76,944
Unilever NV	1,950	111,736
WH Smith PLC	19,187	515,352
		2,852,758

Canada (3.54%)
Alimentation Couche-Tard, Inc., Class B	10,000	432,338
Dollarama, Inc.	700	80,579
Ritchie Bros Auctioneers, Inc.	5,400	176,474
		689,391
	Shares	Value (Note 2)
China (1.32%)
Yum China Holdings, Inc.	6,025	$257,629

Denmark (1.51%)
Novo Nordisk A/S, Class B	1,301	61,532
Novozymes A/S, Class B	1,488	70,304
Royal Unibrew A/S	2,440	162,147
		293,983

Finland (1.36%)
Olvi OYJ, Class A	7,905	265,381

France (1.47%)
Bureau Veritas SA	6,000	156,867
Laurent-Perrier	550	69,407
Sodexo SA	600	59,487
		285,761

Germany (9.52%)
adidas AG	730	179,748
CTS Eventim AG & Co., KGaA	3,745	175,653
Deutsche Lufthansa AG	8,057	235,165
Deutsche Post AG	11,005	479,756
Fresenius Medical Care AG & Co. KGaA	544	55,366
Krones AG	2,645	339,853
KUKA AG	299	32,424
Puma SE	540	263,776
Rational AG	30	18,820
XING SE	235	73,075
		1,853,636

Hong Kong (0.98%)
Vitasoy International Holdings, Ltd.	72,000	191,269

Ireland (0.27%)
Glanbia PLC	3,075	52,024

Israel (0.24%)
Elbit Systems, Ltd.	404	46,754

Italy (3.43%)
Brembo SpA	5,959	88,152
Davide Campari-Milano SpA	4,498	33,786
De' Longhi SpA	6,016	180,170

See Notes to Financial Statements.

Annual Report | April 30, 2018	13

Rondure Overseas Fund	Portfolio of Investments

April 30, 2018

	Shares	Value (Note 2)
Italy (continued)
DiaSorin SpA	383	$36,238
Moncler SpA	7,304	330,232
		668,578

Japan (30.63%)
ABC-Mart, Inc.	3,000	197,860
Aeon Delight Co., Ltd.	7,000	245,563
Calbee, Inc.	6,800	229,528
Cosmos Pharmaceutical Corp.	1,300	292,655
Create SD Holdings Co., Ltd.	16,500	478,458
Dip Corp.	3,000	72,942
Ezaki Glico Co., Ltd.	5,400	291,932
Kirin Holdings Co., Ltd.	5,100	143,362
Kusuri no Aoki Holdings Co., Ltd.	2,500	171,744
Kyushu Railway Co.	6,400	205,488
Lintec Corp.	12,700	367,687
Matsumotokiyoshi Holdings Co., Ltd.	6,600	294,923
McDonald's Holdings Co. Japan, Ltd.	1,800	84,303
MEIJI Holdings Co., Ltd.	800	64,252
MISUMI Group, Inc.	4,900	135,812
MonotaRO Co., Ltd.	4,400	153,952
Morinaga & Co., Ltd.	3,900	190,148
Pigeon Corp.	1,800	84,468
Ryohin Keikaku Co., Ltd.	600	206,092
Seria Co., Ltd.	6,500	318,697
Seven & i Holdings Co., Ltd.	5,800	254,930
SK Kaken Co., Ltd.	870	88,735
Sundrug Co., Ltd.	2,500	128,750
Suzuki Motor Corp.	8,400	452,656
TOTO, Ltd.	1,600	90,889
Tsuruha Holdings, Inc.	900	129,501
Unicharm Corp.	6,800	191,273
Yaskawa Electric Corp.	9,700	396,625
		5,963,225

Netherlands (1.57%)
Euronext NV(a)(b)	4,250	304,859

New Zealand (3.11%)
Air New Zealand, Ltd.	107,302	246,878
Mainfreight, Ltd.	13,931	242,596
	Shares	Value (Note 2)
New Zealand (continued)
Trade Me Group, Ltd.	35,498	$116,140
		605,614

South Korea (1.21%)
S-1 Corp.	600	55,110
Samsung Electronics Co., Ltd.	73	181,124
		236,234

Spain (2.10%)
Amadeus IT Group SA	5,257	385,345
Industria de Diseno Textil SA	747	23,256
		408,601

Sweden (0.94%)
Axfood AB	4,544	84,558
Indutrade AB	1,260	29,843
Loomis AB, Class B	1,882	68,818
		183,219

Switzerland (2.24%)
ABB, Ltd.	3,000	70,353
Nestle SA	1,800	139,822
UBS Group AG	13,400	226,759
		436,934

Taiwan (1.42%)
President Chain Store Corp.	28,000	276,815

United States (8.11%)
Carnival Corp.	4,450	280,617
Johnson & Johnson	2,000	252,980
Lululemon Athletica, Inc.(c)	4,175	416,665
Royal Caribbean Cruises, Ltd.	1,700	183,923
Starbucks Corp.	4,325	248,990
The Walt Disney Co.	150	15,049
Yum! Brands, Inc.	2,075	180,733
		1,578,957

TOTAL COMMON STOCKS
(Cost $17,342,231)		18,609,847

See Notes to Financial Statements.

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Rondure Overseas Fund	Portfolio of Investments

April 30, 2018

	Shares	Value (Note 2)
PREFERRED STOCKS (0.37%)
Germany (0.37%)
FUCHS PETROLUB SE	1,351	$72,666

TOTAL PREFERRED STOCKS
(Cost $73,715)		72,666

TOTAL INVESTMENTS (95.94%)
(Cost $17,415,946)		$18,682,513

Other Assets In Excess Of Liabilities (4.06%)		789,866

NET ASSETS (100.00%)		$19,472,379

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2018, these securities had a total aggregate market value of $348,111 representing 1.79% of net assets.

(b)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2018, the aggregate market value of those securities was $348,111, representing 1.79% of net assets.

(c)	Non-Income Producing Security.

See Notes to Financial Statements.

Annual Report | April 30, 2018	15

Rondure Funds	Statements of Assets and Liabilities

April 30, 2018

	Rondure New World Fund	Rondure Overseas Fund
ASSETS
Investments, at value (Cost - see below)	$123,125,630	$18,682,513
Foreign cash, at value (Cost $141,107 and $18,425, respectively)	140,992	18,357
Cash	2,048,655	800,626
Dividends and interest receivable	117,417	45,726
Receivable for fund shares subscribed	185,897	1,958
Receivable due from advisor	64,165	23,863
Prepaid and other assets	16,041	16,348
Total assets	125,698,797	19,589,391

LIABILITIES
Payable for investments purchased	366,748	55,046
Foreign capital gains tax	85,198	–
Payable for fund shares redeemed	38,862	2,489
Advisory fees payable	86,898	10,930
Administration fees payable	23,892	11,346
Custodian fees payable	25,746	2,863
Payable for professional fees	20,359	20,173
Payable for trustee fees and expenses	1,225	185
Payable for chief compliance officer fee	2,246	339
Payable for principal financial officer fees	724	109
Distribution and service fees payable - Investor Class	4,920	982
Payable for transfer agency fees	29,010	8,995
Accrued expenses and other liabilities	19,908	3,555
Total liabilities	705,736	117,012
NET ASSETS	$124,993,061	$19,472,379

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$117,089,382	$18,102,527
Accumulated net investment income	118,506	104,048
Accumulated net realized loss	(189,219)	(3)
Net unrealized appreciation	7,974,392	1,265,807
NET ASSETS	$124,993,061	$19,472,379

INVESTMENTS, AT COST	$115,064,871	$17,415,946

PRICING OF SHARES
Institutional Class
Net Assets	$100,760,126	$14,283,242
Net Asset Value, offering and redemption price per share	$11.25	$11.46
Shares of beneficial interest outstanding	8,952,664	1,246,347
Investor Class
Net Assets	$24,232,935	$5,189,137
Net Asset Value, offering and redemption price per share	$11.24	$11.48
Shares of beneficial interest outstanding	2,155,578	452,037

See Notes to Financial Statements.

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Rondure Funds	Statements of Operations

For the Period Ended April 30, 2018

	Rondure New World Fund(a)	Rondure Overseas Fund(a)
INVESTMENT INCOME
Dividends	$1,425,044	$251,393
Foreign taxes withheld	(114,799)	(18,463)
Other Income	17,503	6,713
Total investment income	1,327,748	239,643
EXPENSES
Investment advisor fees (Note 6)	728,171	92,969
Administrative fees	219,633	52,152
Distribution and service fees - Investor Class	40,071	6,132
Transfer agent fees	136,302	53,595
Professional fees	25,702	22,210
Printing fees	18,445	2,675
Registration fees	21,928	12,364
Custodian fees	122,548	21,611
Trustee fees and expenses	2,033	313
Chief compliance officer fees	25,940	4,065
Principal financial officer fees	8,622	1,351
Offering costs	76,213	63,591
Other expenses	17,287	6,266
Total expenses	1,442,895	339,294
Less fees waived/reimbursed by investment advisor (Note 6)	(457,148)	(219,892)
Total net expenses	985,747	119,402
NET INVESTMENT INCOME	342,001	120,241
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on investments	(207,148)	115,578
Net realized gain/(loss) on foreign currency transactions	(73,154)	3,489
Net realized gain/(loss)	(280,302)	119,067
Net change in unrealized appreciation on investments (net of change in foreign capital gains tax of $85,198 and $0, respectively)	7,975,561	1,266,567
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(1,169)	(760)
Net change in unrealized appreciation	7,974,392	1,265,807
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	7,694,090	1,384,874
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,036,091	$1,505,115

(a)	Represents the period May 2, 2017 (Commencement of Operations) to April 30, 2018.

See Notes to Financial Statements.

Annual Report | April 30, 2018	17

Rondure New World Fund	Statement of Changes in Net Assets

For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
OPERATIONS
Net investment income	$342,001
Net realized loss	(280,302)
Net change in unrealized appreciation	7,974,392
Net increase in net assets resulting from operations	8,036,091
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Institutional Class	(186,642)
Investor Class	(18,344)
Net realized gains on investments
Institutional Class	(9,291)
Investor Class	(2,191)
Net decrease in net assets from distributions	(216,468)
CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	98,740,607
Distributions reinvested	185,431
Cost of shares redeemed	(4,530,207)
Redemption fees	6,598
Net increase from capital shares transactions	94,402,429
Investor Class
Proceeds from sales of shares	25,295,273
Distributions reinvested	20,535
Cost of shares redeemed	(2,546,642)
Redemption fees	1,843
Net increase from capital shares transactions	22,771,009
Net increase in net assets	124,993,061

NET ASSETS
Beginning of period	–
End of period*	$124,993,061

*Including accumulated net investment income of:	$118,506
OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	9,350,867
Issued to shareholders in reinvestment of distributions	16,542
Redeemed	(414,745)
Net increase in share transactions	8,952,664
Investor Class
Issued	2,383,360
Issued to shareholders in reinvestment of distributions	1,832
Redeemed	(229,614)
Net increase in share transactions	2,155,578

See Notes to Financial Statements.

18	1.855.775.3337 | www.rondureglobal.com

Rondure Overseas Fund	Statement of Changes in Net Assets

For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
OPERATIONS
Net investment income	$120,241
Net realized gain	119,067
Net change in unrealized appreciation	1,265,807
Net increase in net assets resulting from operations	1,505,115
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Institutional Class	(49,002)
Investor Class	–
Net realized gains on investments
Institutional Class	(91,952)
Investor Class	(25,519)
Net decrease in net assets from distributions	(166,473)
CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	14,305,962
Distributions reinvested	139,017
Cost of shares redeemed	(1,341,389)
Redemption fees	2,060
Net increase from capital shares transactions	13,105,650
Investor Class
Proceeds from sales of shares	5,925,966
Distributions reinvested	25,519
Cost of shares redeemed	(924,780)
Redemption fees	1,382
Net increase from capital shares transactions	5,028,087
Net increase in net assets	19,472,379

NET ASSETS
Beginning of period	–
End of period*	$19,472,379

*Including accumulated net investment income of:	$104,048
OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	1,355,282
Issued to shareholders in reinvestment of distributions	12,162
Redeemed	(121,097)
Net increase in share transactions	1,246,347
Investor Class
Issued	531,797
Issued to shareholders in reinvestment of distributions	2,227
Redeemed	(81,987)
Net increase in share transactions	452,037

See Notes to Financial Statements.

Annual Report | April 30, 2018	19

Rondure New World Fund - Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

Institutional Class	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.05
Net realized and unrealized gain on investments	1.23
Total income from investment operations	1.28

DISTRIBUTIONS
From net investment income	(0.03)
From net realized gain on investments	(0.00	)(b)
Total distributions	(0.03)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)

INCREASE IN NET ASSET VALUE	1.25
NET ASSET VALUE, END OF PERIOD	$11.25

TOTAL RETURN	12.78	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$100,760

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.62	%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	1.10	%(d)
Net investment income	0.43	%(d)

PORTFOLIO TURNOVER RATE	13	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

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Rondure New World Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

Investor Class	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.03
Net realized and unrealized gain on investments	1.22
Total income from investment operations	1.25

DISTRIBUTIONS
From net investment income	(0.01)
From net realized gain on investments	(0.00	)(b)
Total distributions	(0.01)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)

INCREASE IN NET ASSET VALUE	1.24
NET ASSET VALUE, END OF PERIOD	$11.24

TOTAL RETURN	12.53	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$24,233

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.91	%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	1.35	%(d)
Net investment income	0.24	%(d)

PORTFOLIO TURNOVER RATE	13	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Annual Report | April 30, 2018	21

Rondure Overseas Fund - Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

Institutional Class	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.10
Net realized and unrealized gain on investments	1.48
Total income from investment operations	1.58

DISTRIBUTIONS
From net investment income	(0.04)
From net realized gain on investments	(0.08)
Total distributions	(0.12)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)

INCREASE IN NET ASSET VALUE	1.46
NET ASSET VALUE, END OF PERIOD	$11.46

TOTAL RETURN	15.88	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$14,283

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	2.57	%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	0.85	%(d)
Net investment income	0.92	%(d)

PORTFOLIO TURNOVER RATE	14	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

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Rondure Overseas Fund - Investor Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

Investor Class	For the Period May 2, 2017 (Commencement of Operations) to April 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.09
Net realized and unrealized gain on investments	1.46
Total income from investment operations	1.55

DISTRIBUTIONS
From net realized gain on investments	(0.08)
Total distributions	(0.08)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.01

INCREASE IN NET ASSET VALUE	1.48
NET ASSET VALUE, END OF PERIOD	$11.48

TOTAL RETURN	15.63	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$5,189

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	2.45	%(c)
Expenses (including fees waived/ reimbursed by investment advisor)	1.10	%(c)
Net investment income	0.82	%(c)

PORTFOLIO TURNOVER RATE	14	%(b)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Not Annualized.
(c)	Annualized.

See Notes to Financial Statements.

Annual Report | April 30, 2018	23

Rondure Funds	Notes to Financial Statements

April 30, 2018

1.  ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2018, the Trust consists of multiple separate portfolios or series. This annual report describes the Rondure New World Fund and the Rondure Overseas Fund (individually a “Fund” and collectively, the “Funds”). The Funds seek long-term growth of capital. The Funds offer Investor Class and Institutional Class shares.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of its financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of each Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model.

Forward currency exchange contracts have a fair value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when Rondure Global Advisors, LLC (the “Advisor”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

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Rondure Funds	Notes to Financial Statements

April 30, 2018

Level 1 - Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 - Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 - Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments in the fair value hierarchy as of April 30, 2018:

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Rondure New World Fund
Common Stocks
Pakistan	$–	$499,116	$–	$499,116
South Korea	4,536,453	1,084,266	–	5,620,719
Tanzania	–	239,923	–	239,923
Other*	116,765,872	–	–	116,765,872
Total	$121,302,325	$1,823,305	$–	$123,125,630

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Rondure Overseas Fund
Common Stocks
South Korea	$55,110	$181,124	$–	$236,234
Other*	18,373,613	–	–	18,373,613
Preferred Stocks*	$72,666	$–	$–	$72,666
Total	$18,501,389	$181,124	$–	$18,682,513

*	For a detailed country breakdown, see the accompanying Portfolio of Investments.

For the period ended April 30, 2018, the Funds did not have any transfers in/(out) of Level 1 and Level 2 securities.

The Funds recognize transfers between levels as of the end of the period. For the period ended April 30, 2018, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost which is the same basis the Fund uses for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Cash Management Transactions: The Funds subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to,

Annual Report | April 30, 2018	25

Rondure Funds	Notes to Financial Statements

April 30, 2018

freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign Cash, at Value. As of April 30, 2018, the Funds had the following cash balances participating in the BBH CMS:

Fund
Rondure New World Fund	$2,047,218
Rondure Overseas Fund	800,076

As of April 30, 2018, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Rondure New World Fund	$10
Rondure Overseas Fund	18,332

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates are separately disclosed.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service.

The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b-1 fees), are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

Offering Costs: Offering costs, including costs of printing initial prospectuses, legal and registration fees, are being amortized over twelve months from the inception date of the Funds. Amounts amortized during the period ended April 30, 2018 for Funds are shown on the Statements of Operations.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from their investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make

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Rondure Funds	Notes to Financial Statements

April 30, 2018

additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes. The Funds intend to pass through foreign tax credits to shareholders.

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2018, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and are primarily attributed to the differing book/tax treatment of foreign currency transactions, non-deductible expenses, PFIC investments, equalization book/tax distribution differences and certain other investments. The reclassifications were as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
Rondure New World Fund	$(84,056)	$(18,509)	$102,565
Rondure Overseas Fund	(31,210)	32,809	(1,599)

Tax Basis of Investments: As of April 30, 2018, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Depreciation of Foreign Currency	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Rondure New World Fund	$12,908,335	$(4,847,577)	$(86,367)	$7,974,391	$115,064,872
Rondure Overseas Fund	1,832,095	(565,531)	(760)	1,265,804	17,415,949

Components of Earnings: As of April 30, 2018, components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Losses	Other Accumulated Gain/(Loss)	Net Unrealized Appreciation on Investments and Foreign Currency	Total Distributable Earnings
Rondure New World Fund	$118,625	$(189,218)	$(119)	$7,974,391	$7,903,679
Rondure Overseas Fund	104,033	–	15	1,265,804	1,369,852

Rondure New World Fund elects to defer to the period ending April 30, 2019, capital losses recognized during the period November 1, 2017 to April 30, 2018 in the amount of $189,218.

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds.

The tax character of distributions paid by the Funds for the period ended April 30, 2018 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Rondure New World Fund	$216,468	$–
Rondure Overseas Fund	166,473	–

Annual Report | April 30, 2018	27

Rondure Funds	Notes to Financial Statements

April 30, 2018

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short term securities) during the period ended April 30, 2018 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Rondure New World Fund	$125,785,661	$10,529,289
Rondure Overseas Fund	19,024,022	1,723,486

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the share do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Shares redeemed within 60 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the period ended April 30, 2018, the redemption fees charged by the Funds are presented in the Statement of Changes in Net Assets.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Advisor, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Advisor manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Advisor and the Trustees. Pursuant to the Advisory Agreement, (the “Advisory Agreement”), each Fund pays the Advisor an annual management fee based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ advisory fee rates.

Fund	Advisory Fee
Rondure New World Fund	0.85%
Rondure Overseas Fund	0.70%

The Advisor has contractually agreed to limit certain of each Fund’s expenses (excluding acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses). The following table reflects the Funds’ expense cap.

Fund	Expense Cap	Term of Expense Limit Agreements
Rondure New World Fund
Institutional Class	1.10%
Investor Class	1.35%	March 23, 2017 – August 31, 2018
Rondure Overseas Fund
Institutional Class	0.85%
Investor Class	1.10%	March 23, 2017 – August 31, 2018

Pursuant to these agreements, the Advisor may seek reimbursement from a Fund for any previous fee waivers and expense reimbursements made by the Advisor, provided that any such reimbursements made by the Funds to the Advisor will not cause the Funds’ expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. Fees waived/reimbursed by Advisor for the period ended April 30, 2018 are disclosed in the Statements of Operations.

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Rondure Funds	Notes to Financial Statements

April 30, 2018

For the period ended April 30, 2018, the fee waivers/reimbursements and/or recoupments were as follows:

Fund	Fees Waived/ Reimbursed By Advisor
Rondure New World Fund
Institutional Class	$366,501
Investor Class	90,647
Rondure Overseas Fund
Institutional Class	$186,581
Investor Class	33,311

Fund	Expires 2021	Total
Rondure New World Fund
Institutional Class	$366,501	$366,501
Investor Class	90,647	90,647
Rondure Overseas Fund
Institutional Class	$186,581	$186,581
Investor Class	33,311	33,311

Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the period ended April 30, 2018 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the period ended April 30, 2018 are disclosed in the Statements of Operations.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the period ended April 30, 2018 are disclosed in the Statements of Operations.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for period ended April 30, 2018 are disclosed in the Statements of Operations.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Each Fund has adopted a Distribution and Services (Rule 12b-1) Plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) for its Investor Class shares. The Plan allows the Funds to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of each Fund as their funding medium and for related expenses. The recipients of

Annual Report | April 30, 2018	29

Rondure Funds	Notes to Financial Statements

April 30, 2018

such payments may include the Distributor, other affiliates of the Advisor, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plan permits the Funds to make total payments at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to its Investor Class shares. The expenses of the Plan are reflected as distribution and service fees in the Statements of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Rondure Funds	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Rondure New World Fund and Rondure Overseas Fund (the "Funds"), two of the funds constituting the Financial Investors Trust, as of April 30, 2018, the related statements of operations, statements of changes in net assets, and the financial highlights for the year May 2, 2017 (commencement of investment operations) to April 30, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting the Financial Investors Trust as of April 30, 2018, and the results of their operations, changes in their net assets, and the financial highlights for the year May 2, 2017 (commencement of investment operations) to April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 26, 2018

We have served as the auditor of one or more investment companies advised by Rondure Global Advisors, LLC since 2018.

Annual Report | April 30, 2018	31

Rondure Funds	Additional Information

April 30, 2018 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 1-855-775-3337 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Funds designate the following amounts for federal income tax purposes for the fiscal year ended April 30, 2018:

	Foreign Taxes Paid	Foreign Source Income
Rondure Overseas Fund	$14,239	$206,228
Rondure New World Fund	$81,233	$1,238,453

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2017, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
Rondure Overseas Fund	4.77%	43.56%
Rondure New World Fund	34.38%	100.00%

In early 2018, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2017 via Form 1099. The Funds will notify shareholders in early 2019 of amounts paid to them by the Funds, if any, during the calendar year 2018.

32	1.855.775.3337 | www.rondureglobal.com

Rondure Funds	Trustees and Officers

April 30, 2018 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-775-3337.

INDEPENDENT TRUSTEES
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	32	Ms. Anstine is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	32	Mr. Deems is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (9 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

Annual Report | April 30, 2018	33

Rondure Funds	Trustees and Officers

April 30, 2018 (Unaudited)

INDEPENDENT TRUSTEES
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. He served as Director of University of Colorado Hospital from 2008 to 2016. He was from 1994 to 2007 a Regent of the University of Colorado.	32	Mr. Rutledge is a Trustee of Principal Real Estate Fund (1 fund), Clough Global Dividend and Income Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	32	None.

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Rondure Funds	Trustees and Officers

April 30, 2018 (Unaudited)

INTERESTED TRUSTEE
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee and President	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) and ALPS Advisors, Inc. (“AAI”), and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	32	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund); Trustee of ALPS ETF Trust (21 funds).

Annual Report | April 30, 2018	35

Rondure Funds	Trustees and Officers

April 30, 2018 (Unaudited)

OFFICERS
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., ALPS Series Trust and Elevation ETF Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.
Karen S. Gilomen, 1970	Secretary	Ms. Gilomen was elected Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.	Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of Clough Funds Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Elevation ETF Trust, Index Funds, Reality Shares ETF Trust and Reaves Utility Income Fund.
Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.
Alan Gattis, 1980	Assistant Treasurer	Mr. Gattis was elected Assistant Treasurer of the Trust at the September 13, 2016 meeting of the Board of Trustees.	Mr. Gattis joined ALPS in 2011 and is currently Vice President and Fund Controller of ALPS. Prior to joining ALPS, Mr. Gattis was an Auditor at Spicer Jeffries LLP (2009 through 2011) and an Auditor at PricewaterhouseCoopers LLP (2004 - 2009). Because of his position with ALPS, Mr. Gattis is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gattis is also Assistant Treasurer of ALPS Series Trust and Elevation ETF Trust.

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Rondure Funds	Trustees and Officers

April 30, 2018 (Unaudited)

OFFICERS
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of ALPS ETF Trust and Principal Real Estate Fund.
Jennifer Craig 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and ALPS Series Trust.
Sareena Khwaja-Dixon, 1980	Assistant Secretary	Ms. Khwaja-Dixon was elected Assistant Secretary of the Trust at the December 12, 2017 meeting of the Board of Trustees.	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc., and Assistant Secretary of Clough Funds Trust, Clough Dividend and Income Fund, Clough Global Opportunities Fund, and Clough Global Equity Fund.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust (currently 34) and any other investment companies for which any Trustee serves as trustee for and which Emerald Mutual Fund Advisers Trust provides investment advisory services (currently none).

Annual Report | April 30, 2018	37

Rondure Funds	Privacy Policy

April 30, 2018 (Unaudited)

Who We Are
Who is providing this notice?	Rondure New World Fund, and Rondure Overseas Fund.
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can't I limit all sharing?

Federal law gives you the right to limit only

●   sharing for affiliates’ everyday business purposes-information about your creditworthiness

●   affiliates from using your information to market to you

●   sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Funds does not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

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Rondure Funds	Privacy Policy

April 30, 2018 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●   Social Security number and account transactions

●   Account balances and transaction history

●   Wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share:	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Annual Report | April 30, 2018	39

SEAFARER FUNDS

ANNUAL REPORT

April 30, 2018

Seafarer Overseas Growth and Income Fund

Investor Class SFGIX
Institutional Class SIGIX

Seafarer Overseas Value Fund

Investor Class SFVLX
Institutional Class SIVLX

Letter to Shareholders	1
Performance Review
Seafarer Overseas Growth and Income Fund	6
Seafarer Overseas Value Fund	12
Disclosure of Fund Expenses	20
Portfolio of Investments	22
Statements of Assets and Liabilities	31
Statements of Operations	32
Statements of Changes in Net Assets	34
Financial Highlights	38
Notes to Financial Statements	44
Report of Independent Registered Public Accounting Firm	55
Additional Information	56
Approval of Fund Advisory Agreement	57
Trustees and Officers	60
Privacy Policy	65

Seafarer Funds	Letter to Shareholders

April 30, 2018

LETTER TO SHAREHOLDERS

May 12, 2018

Dear Fellow Shareholders,

I am pleased to address you again on behalf of the Seafarer Funds. This report covers the Funds’ 2017-18 fiscal year (May 1, 2017 to April 30, 2018).

China: At a Crossroads in the World, and In Your Portfolio

The preceding two decades have brought considerable change and progress to the developing world. Economies have expanded, technologies have advanced, incomes have risen, capital has been created, and living standards have improved. Yet throughout such change, one fact has remained constant and essential: within the developing world, China has stood out from all other nations in terms of scale, scope and influence.

There was a time when this fact was not obvious. China’s economy was once smaller than some of its peers, and not long ago, its allocation in prevailing equity indices was approximately one fifteenth of the weight accorded Taiwan. Yet thoughtful observers knew even then that China’s scale and potential would eclipse all other countries in the developing world. China’s subsequent growth and development have made it central to the definition of the “emerging market asset class.” Its index allocation eclipses all the rest, and in coming years, its weight will increase further; its rise has re-shaped or influenced the course of events in nearly every other developing country; its success or failure will determine whether the asset class has long-term investment merit. As goes China, so go the emerging markets.

While China’s prominence has never been clearer, the country’s political and economic development has grown more complicated, and in some respects, opaquer. Last fall, in the Letter to Shareholders as of October 31, 2017, I offered a personal perspective on China’s evolution.1 The view I expressed was personal and anecdotal – not comprehensive or definitive – but my aim was to convey my concern that the Chinese political system had taken a surprising, worrisome turn.

My concern stemmed from a basic idea. I believe that China’s profound development over the past four decades was driven by the de-emphasis of central planning in favor of decentralized decision-making, as well as the opening of the economy to competition and private ownership. I believe that highly centralized economic systems induce instability, corruption, and wasted resources. Decentralized systems lack certain efficiencies; however, given the proper incentives (e.g., the incentives that spring from private ownership), they tend to be more flexible and self-correcting, thereby avoiding gross waste. I think China’s adoption of a decentralized approach was fundamental to its growth, spurring the economic might readily visible today.

The October 2017 Letter to Shareholders describes my concern that China’s political system is returning to its centralized, pre-1978 roots.1 President Xi Jinping’s government has launched a “third era” in China’s history, characterized by substantial political and economic re-organization, and emphasizing centralized government control. My colleague Nicholas Borst has recently launched a blog entitled “Prevailing Winds.” The first entry highlights some of the key transitions currently underway in China.2 I believe some aspects of Xi’s new era are welcome and warranted, but it also presents myriad challenges to investors. Chief among them: one cannot rely on China’s past progress to extrapolate its future. Past performance is no guarantee of future results.

Some investors may view such change and uncertainty with skepticism, shunning China within their portfolios. Though I share such skepticism, I believe that complete withdrawal would be a mistake. China’s growing economic scale and global prominence mean that it cannot be ignored. Though it might be an uncomfortable prospect for some, Xi has made it clear that China’s ambition is to occupy a status alongside the U.S. as a new global power, a second hegemon. Assuming China attains Xi’s goals peacefully, it will be simply too large, too important and too prosperous for investors to ignore.

China’s “Belt and Road” initiative is one visible effort where China’s global ambitions are evident.3 For those unfamiliar with the initiative: my colleague Stephanie Gan has recently written a report on Belt

Annual Report – April 30, 2018	1

Seafarer Funds	Letter to Shareholders

April 30, 2018

and Road that focuses on the initiative’s financial underpinnings.4 Stephanie’s report makes clear that Belt and Road is sweeping in scale and scope; but it also suggests that much of the funding behind it is murky or problematic. My own view is that Belt and Road has the potential to establish China’s hegemony in the East, but it could also overextend the country’s financial resources along the way. China is determined to climb to the top, but it might go broke in the attempt.

So, what should investors make of this? On the one hand, China has embarked on a path intended to secure its status as a hegemon, making it far too big to be ignored. On the other hand, internal change means that its future is opaque, and success less assured.

My view is that investors must seriously consider a substantial, structural increase in their exposure to China. To enact that increase, I think investors must seek dedicated exposure to a broad array of asset classes.

U.S. investors pursue a multitude of strategies, so it is foolish to generalize. However, I suspect that most investors’ portfolios have single-digit exposure to China; for many, the effective exposure will be under 5%. I also suspect that most investors have exposure only to equities via regional funds that invest primarily on the Hong Kong stock exchange. There are many important Chinese companies listed in Hong Kong; but to invest only in Hong Kong is to omit a vast multitude of companies listed exclusively on China’s onshore, domestic markets – the “A Shares.” Lastly, I suspect very few investors have exposure to asset types beyond equities – fixed income, real estate, private equity, venture capital, etc. I believe that portfolios that have limited exposure to China (below 5%), and only via Hong Kong stocks (omitting A Shares, fixed income, real estate, etc.), are not well-positioned for China’s future rise.

I imagine that many investors will find it alien to consider a portfolio with dedicated exposure to China across an array of asset types. However, as a brief thought exercise, I encourage you to reverse your frame of reference for a moment. Imagine you reside outside the U.S., a citizen of some other country. How then would you seek to invest in the U.S.? Would you only use one fund, whether active or passive? Would you only seek exposure to equities, or would you consider bonds too? If your capital, risk tolerances and time horizons allowed, would you want exposure to U.S. real estate, U.S. private equity and U.S. venture capital? Surely you would not invest in the U.S. only via a “North America Region Equity Fund,” which by design sought to offer a blended exposure to the U.S., Canada, Mexico, and the Caribbean in one package. A regional fund would never give you sufficient exposure to the primary market, the country that you really wanted to feature in your portfolio – the U.S.

I expect that most investors would favor dedicated exposure to the U.S., and they would not rely solely on a fund built around a stylized, regionally-driven asset class. Most investors would also seek exposure across an array of assets (stocks, bonds, etc.), and use a mix of funds, highlighting strategies (active, passive) across a range of styles (growth, value, large cap, small cap, etc.) according to their preferences. They would do so because the U.S. economy is broad, deep and dynamic; its financial markets are vast and liquid; and because the U.S. as a hegemon is too big to underweight or ignore.

You might feel that China is innately different from the U.S. case, and therefore my argument is invalid. Certainly, China is not yet a global hegemon, and it does not yet enjoy all the structural characteristics that situate the U.S. economy above all others. Still, I would urge you to consider whether China’s ambitions might give it similar status over the next two decades. If so, I would argue that you should treat China no differently than the U.S. within your portfolio.

I imagine that some shareholders of the Funds expect that Seafarer will or should offer sufficient exposure to ensure that their portfolios do not “miss out” on the best aspects of China’s rise. While I hope that the Funds offer intriguing exposure to Chinese stocks, I do not think their mandates are designed to offer sufficient, dedicated, well-rounded exposure to China’s rise. At Seafarer, we are “stock pickers,” and eclectic ones at that. We are certainly aware of the changes taking place in and around China – perhaps more so than some others – but our aim is not to build structural, well-diversified exposure to the Chinese market. Rather, the Funds have focused strategies which place emphasis on balancing risk versus reward. For reasons stemming from either risk or valuation, the Funds are unlikely to own all the stocks critical to China’s emergence. Also, while the Funds enjoy a great deal of geographical freedom (and therefore could, in theory, offer elevated exposure to a single country), we

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Seafarer Funds	Letter to Shareholders

April 30, 2018

tend to view our strategies as best implemented across an array of countries. Put bluntly: I believe the Seafarer Funds are unlikely to ever offer sufficient exposure to the full breadth of Chinese equities, let alone other Chinese asset types.

No one should interpret my view as an urgent call to portfolio re-construction. Instead, I encourage investors to first consider several critical questions: do you believe China’s rise will be peaceful, or mired in martial conflict? (I think the probability of direct conflict is small but cannot be ruled out.) Do you believe China has the political, diplomatic, economic, technological and financial skills to emerge as a hegemon? (For the most part, I think it does, though it might overextend itself financially in pursuit of the Belt and Road initiative.) Do you think that China’s economic rise will go unmarred by a major economic or financial crisis? (I think the country’s extreme indebtedness will eventually hamper economic growth, and it might yet induce a crisis.) Most importantly: do you have the risk tolerance and long-term time horizon to sustain investment in China’s transition? (I think anyone with an investment horizon less than two decades should forgo a dramatic shift toward China.) You must have confidence in your answers before undertaking a major overhaul of your portfolio. Given the complexity that surrounds China’s future, I do not believe any intermediary – including Seafarer – can answer these questions definitively on your behalf.5

However, if you determine that your exposure to China should increase, I encourage you to develop a long-term plan to re-build your portfolio. In my view, it should emphasize diversification across asset types and strategies, and it should be suited to your risk tolerances and applicable time horizons. When you are ready to implement the plan, I would suggest you act gradually: right now, I harbor concerns that China might still experience a major economic shock or financial crisis, one that might rival historical events in other nations. Rapidly building outsized exposure to risky asset classes will almost assuredly destroy capital. Yet I do not know whether a shock will occur; postponing indefinitely may prove sub-optimal. Rather, I would suggest a measured pace of implementation – and if a crisis strikes midway, I would consider whether it afforded an opportune time to accelerate implementation, rather than abandon your plan in frustration.

China recently passed over a crossroads as a country. President Xi has changed direction, and China has embarked on a new and unfamiliar course. The country’s stated destination is clear, even if the road ahead is not. I believe your portfolio is passing over the same crossroads. Make certain that it does not miss the turn, and that you are well prepared for the next leg of the journey.

Expense Ratio Reduction and Economies of Scale

As described in the Letter to Shareholders as of April 30, 2017, Seafarer has committed to reduce expenses for the Funds, particularly as time and scale afford greater efficiency.6

I am pleased to announce that, consistent with that commitment, the Overseas Growth and Income Fund experienced a reduction in its operating expense ratios during the fiscal year ended April 30, 2018. The ratios declined to 0.87% and 0.97% for the Institutional and Investor classes, respectively. For reference, the expense ratios were 0.92% and 1.02% for the respective classes during the preceding fiscal year.7 The expense improvement can be traced to two underlying causes: Seafarer’s ongoing efforts to control costs, and the Growth and Income Fund’s substantial scale.

For the past six years, Seafarer Capital Partners (adviser to the Seafarer Funds) has worked with the Funds’ various service providers (chiefly: ALPS Fund Services, the Funds’ administrator, and Brown Brothers Harriman, the Funds’ custodian bank) to keep a careful watch over operating expenses. Seafarer sought to ensure that, if either Fund attained scale, it would realize meaningful efficiencies.

During the fiscal year ended April 30, 2018, shareholders of the Growth and Income Fund entrusted it with substantially more capital than the prior year (net assets were $3.0 billion at April 30, 2018, versus $2.4 billion at the end of the prior fiscal year). The increase in assets under management brought new economies of scale, and the Fund’s expense ratio declined in accordance with Seafarer’s long-term goals.

As for the Overseas Value Fund: its smaller scale does not yield an equivalent degree of efficiency. However, Seafarer has established the same underlying expense structure for the Value Fund. Should

Annual Report – April 30, 2018	3

Seafarer Funds	Letter to Shareholders

April 30, 2018

the Fund’s assets grow over time, it is expected to achieve similar economies of scale. In the meantime, Seafarer Capital Partners continues to “cap” the Fund’s operating expenses via a contractual commitment, such that its net expense ratios remain 1.05% and 1.15% for the Institutional and Investor classes, respectively.8

Expansion of Seafarer’s Team

Seafarer continues to invest in its research and operational capacities, particularly through additions to the team. In the past six months, three individuals have joined Seafarer.

Nicholas Borst joined the firm as Vice President and Director of China Research. As Vice President, Nicholas is a leader in the management of the firm, with a focus on fund administration, firm-wide technology, and human resources. As Director of China Research, he analyzes financial and economic developments in Greater China. Previously, Nicholas conducted research on China’s economic development at the Federal Reserve Bank of San Francisco, the Peterson Institute for International Economics, and the World Bank.

Brent Clayton joined Seafarer as a research analyst on the investment team. Brent assists Paul Espinosa in the management of the Value strategy. Brent’s experience spans a wide number of overseas markets, with a particular emphasis on investment in “frontier” countries.

Meredith Sellers joined the firm as Director of Communications. At Seafarer we are committed to delivering insights to clients directly from the individuals who manage the Funds, and Meredith plays a key role in facilitating this communication. Her career has focused on marketing and client services in the financial services industry.

I am pleased to welcome these individuals to Seafarer. I am excited by the depth and breadth of talent they bring to our organization.

We appreciate the trust and patience that you have extend to our firm, and we are honored to serve as your investment adviser in the emerging markets.

Andrew Foster

Chief Investment Officer

Seafarer Capital Partners, LLC

Information on the Seafarer website is provided for textual reference only, and is not incorporated by reference into this report.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect Seafarer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

[1]	The Letter to Shareholders as of October 31, 2017 is available at:

www.seafarerfunds.com/letters-to-shareholders/2017/10/semi-annual

[2]	The Prevailing Winds post is available at:

www.seafarerfunds.com/prevailing-winds/2018/04/forty-years-later-china-in-a-new-era

[3]	The Belt and Road Initiative is an international program to spur investment and trade links between China, central Asia, and Europe. The initiative was announced by China’s President Xi Jinping in 2013. The official name for the initiative is the “Silk Road Economic Belt and the 21st Century Maritime Silk Road.”

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Seafarer Funds	Letter to Shareholders

April 30, 2018

[4]	The report titled One Belt, One Road – Many Motives is available at:

 www.seafarerfunds.com/obor-white-paper

[5]	For shareholders interested in reading another perspective on China, please refer to: Martin Wolf, "How the West Should Judge a Rising China," Financial Times, 15 May 2018.

[6]	The Letter to Shareholders as of April 30, 2017 is available at:

www.seafarerfunds.com/letters-to-shareholders/2017/04/annual

[7]	The Growth and Income Fund’s Prospectus (dated August 31, 2017) states that the Fund expenses are 0.92% and 1.02% for the Institutional and Investor classes, respectively.

[8]	Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (excluding brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of each Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement is in effect through August 31, 2018.

Annual Report – April 30, 2018	5

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2018

SEAFARER OVERSEAS GROWTH AND INCOME FUND

PERFORMANCE REVIEW

May 15, 2018

This report addresses the Seafarer Overseas Growth and Income Fund’s 2017-18 fiscal year (May 1, 2017 to April 30, 2018).

During the fiscal year, the Fund returned 8.08%, while the Fund’s benchmark, the MSCI Emerging Markets Total Return Index, rose 22.14%.1 By way of broader comparison, the S&P 500 Index increased 13.27%.

From the Fund’s inception (February 15, 2012) through the end of the fiscal year (April 30, 2018), the Fund generated an annualized rate of return of 7.10%.2 The benchmark index rose at an annualized rate of 4.38% over the same period.

The Fund began the fiscal year with a net asset value of $12.54 per share. During the ensuing twelve months, the Fund paid three distributions: $0.107 per share in June 2017 and two distributions totaling $0.303 per share in December 2017. Those payments brought the cumulative distribution per share, as measured from the Fund’s inception to the end of the fiscal year, to $1.781. The Fund finished the fiscal year with a value of $13.14 per share.3

* * * * *

During the Fund’s fiscal year ended April 30, 2018, the benchmark index produced a second consecutive year of robust performance, rising slightly above 22% (for reference, the index gained just shy of 20% during the preceding fiscal year). The Fund’s performance was considerably less strong, rising only 8%, and it again trailed its benchmark, this year by approximately 12% (the gap was about 8% in the preceding year). The absolute returns from the Fund were attractive in my view, and in keeping with the Fund’s objectives of balancing risk with return. However, in relative terms, the performance was unsatisfactory. Though the Fund’s returns since inception still surpass that of the benchmark, the past two years have been lackluster and disappointing.

For those deeply interested, I will provide a brief discussion below of what the index did well during the fiscal year, and what the Fund did not do well, thereby creating the gap in performance. Frankly, though, if you want to know the truth of the matter, it is far simpler than any detailed reckoning can reveal: I did not get China right in the Fund. When measured in terms of contribution to performance, the index had a greater China allocation than did the Fund, and that larger allocation also performed better, at least over the short timeframe that the fiscal year affords. The index’s China exposure accounted for 7.9% of its outperformance during the fiscal year – essentially all of the gap. To sum up the year: the index’s allocation to China stocks thrashed the Fund’s exposure; and by comparison, every other aspect of performance was just noise.

What’s going on in China, and why has the Fund’s China exposure caused a performance shortfall? For the past twenty years, my research and analysis on China have led me to a nearly unshakable view that it would one day emerge as an economic superpower. This view was challenged many times over the years, often by ill-informed critics. Yet now that China is well on its way to such a status, its economic and political evolution has never concerned me more. I have become cautious – deeply so – about China, even as it seems most investors are “maximum bullish.”

I was wrong to be so cautious, at least so far. I write “so far,” but obviously I do not know what the future holds. My cautious stance on China may never prove warranted. For a more complete view of my thoughts on the country, I urge you to re-read the Letter to Shareholders in the Semi-annual Report as of October 31, 2017, and subsequently the Letter to Shareholders in this Annual Report.4

In the interest of a bit more granularity, all sectors contributed positively to the benchmark’s performance during the past twelve months. Technology and financial stocks led the way (returns for both sectors were dominated by Chinese stocks). Commodities and real estate made material contributions to performance (the former spurred by China’s short-term cyclical recovery, and the latter

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Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2018

due to China). Energy stocks also drove the index’s gains – and in this case, Chinese stocks, Russian stocks and Brazilian stocks contributed equally to the sector’s rise.

The Fund did not produce gains in every sector in which it invested: its exposure to industrials and consumer stocks (mainly automotive companies) created a small drag on performance. During a fiscal year in which the index rises 22%, a small negative drag becomes a sea anchor of underperformance, because of the opportunity foregone. However, the real story of the Fund’s underperformance lies in what it did not own, as opposed to what it did: it did not invest in China internet stocks, China property developers, China banks, China insurance, energy stocks, and almost no material stocks. These six omissions cost the Fund over ten percentage points of gross performance during the fiscal year. In general, I did not think companies in those sectors represented the best way to invest in the emergence of the developing world; I did not find stocks that fit the Fund’s growth and income strategy to my satisfaction.

We appreciate your interest, your patience, and your willingness to entrust your capital with Seafarer for the long-term.

Andrew Foster

Lead Portfolio Manager, Seafarer Overseas Growth and Income Fund
Seafarer Capital Partners, LLC

The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF.

The S&P 500 Total Return Index is a stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ.

It is not possible to invest directly in an index.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives. Diversification does not ensure a profit or guarantee against loss.

Information on the Seafarer website is provided for textual reference only, and is not incorporated by reference into this report.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect Seafarer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

[1]	References to the “Fund” pertain to the Fund’s Institutional share class (ticker: SIGIX). The Investor share class (ticker: SFGIX) gained 8.03% during the fiscal year. Includes adjustments in accordance with accounting principles generally accepted in the U.S. (“U.S. GAAP”) and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return decreased from 8.12% to 8.03%.

[2]	The Fund’s Investor share class generated an annualized rate of return of 6.98% from the Fund’s inception through the end of the fiscal year.

Annual Report – April 30, 2018	7

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2018

[3]	The Fund’s Investor share class began the fiscal year with a net asset value of $12.51 per share (adjustments in accordance with U.S. GAAP were applied during the financial statement preparation and increased the net asset value from $12.50 to $12.51). The Fund paid three distributions: $0.105 per share in June 2017 and two distributions totaling $0.296 per share in December 2017. The Fund finished the fiscal year with a value of $13.11 per share.

[4]	The Letter to Shareholders for the period ended October 31, 2017 is available at: www.seafarerfunds.com/letters-to-shareholders/2017/10/semi-annual

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Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2018

Total Returns

As of April 30, 2018	1 Year	3 Years	5 Years	Since Inception Annualized(1)	Gross Expense Ratio(2)
Investor Class (SFGIX)	8.03%(3)	3.25%	4.78%	6.98%	1.02%
Institutional Class (SIGIX)	8.08%	3.34%	4.91%	7.10%	0.92%
MSCI Emerging Markets Total Return Index(4)	22.14%	6.39%	5.11%	4.38%

All performance is in U.S. dollars with gross (pre-tax) dividends and/or distributions reinvested. The performance data quoted represents past performance and does not guarantee future results. Future returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 31, 2016, shares of the Fund redeemed or exchanged within 90 days of purchase were subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual's return. To obtain the Fund’s most recent month-end performance, visit seafarerfunds.com or call (855) 732-9220.

[1]	Inception Date: February 15, 2012.

[2]	Ratios as of Prospectus dated August 31, 2017. Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (excluding brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement is in effect through August 31, 2018.

[3]	Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return decreased from 8.12% to 8.03%.

[4]	The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Annual Report - April 30, 2018	9

Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2018

Performance of a $10,000 Investment Since Inception

*	Inception Date: February 15, 2012.

The chart shown above represents historical performance of a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2018. All returns reflect reinvested dividends and/or distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance for which is not reflected in the chart above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Investment Objective

The Fund seeks to provide long-term capital appreciation along with some current income. The Fund seeks to mitigate adverse volatility in returns as a secondary objective.

Strategy

The Fund invests primarily in the securities of companies located in developing countries. The Fund invests in several asset classes including dividend-paying common stocks, preferred stocks, convertible bonds, and fixed-income securities.

The Fund seeks to offer investors a relatively stable means of participating in a portion of developing countries’ growth prospects, while providing some downside protection compared to a portfolio that invests only in the common stocks of those countries.

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Seafarer Overseas Growth and Income Fund	Performance Review

April 30, 2018

Portfolio Composition by Region	% Net Assets
East & South Asia	69.6%
Emerging Europe	6.4%
Latin America	11.2%
Middle East & Africa	3.5%
Cash & Other Assets, Less Liabilities	6.9%
Government Bond, Short-term - USD and Foreign Currency	2.6%
Total	100.0%

Portfolio Composition by Sector	% Net Assets
Consumer Discretionary	22.1%
Consumer Staples	7.6%
Financials	8.7%
Government	1.9%
Health Care	10.4%
Industrials	1.2%
Information Technology	21.7%
Materials	0.8%
Real Estate	3.9%
Telecommunication Services	9.4%
Utilities	2.9%
Cash & Other Assets, Less Liabilities	6.9%
Government Bond, Short-term - USD and Foreign Currency	2.6%
Total	100.0%

Top 10 Holdings	% Net Assets
Hyundai Mobis Co., Ltd.	6.6%
Singapore Telecommunications, Ltd.	4.8%
Infosys, Ltd.	4.7%
Richter Gedeon Nyrt	3.8%
Hang Lung Properties, Ltd.	3.6%
Astra International Tbk PT	3.5%
Orion Corp/Republic Of Korea	3.5%
Sanlam, Ltd.	3.5%
Samsung Electronics Co., Ltd.	3.4%
China Telecom Corp., Ltd.	3.4%
Total	40.6%

Total Number of Holdings	49[1]

Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Source: ALPS Fund Services, Inc.

[1]	Excludes short-term government bonds; includes medium- and long-term government bonds.

Annual Report – April 30, 2018	11

Seafarer Overseas Value Fund	Performance Review

April 30, 2018

SEAFARER OVERSEAS VALUE FUND

PERFORMANCE REVIEW

May 8, 2018

This report addresses the Seafarer Overseas Value Fund’s 2017-18 fiscal year (May 1, 2017 to April 30, 2018).

During the fiscal year, the Fund gained 9.74%, while the Fund’s benchmark, the MSCI Emerging Markets Total Return Index, rose 22.14%.1 By way of broader comparison, the S&P 500 Index returned 13.27%.

From the Fund’s inception (May 31, 2016) through the end of the fiscal year (April 30, 2018), the Fund generated an annualized rate of return of 12.50%.2 The benchmark index rose at an annualized rate of 24.30% over the same period.

The Fund began the fiscal year with a net asset value (NAV) of $11.28 per share.3 The Fund paid a distribution of $0.412 per share in December 2017. That payment brought the cumulative distribution per share, as measured from the Fund’s inception to the end of the fiscal year, to $0.537. The Fund finished the fiscal year with a value of $11.96 per share.4

I will anchor my review of the Value Fund’s 9.74% total return during its second fiscal year around three axes: (1) the nature of the absolute level of return, (2) the nature of the return relative to the benchmark, and (3) the nature of the fundamental drivers of total return.

I consider the Value Fund’s total return of 9.74% during the past fiscal year as reasonable in absolute terms. The December 2017 distribution of $0.412 per share represents 3.65% of the NAV at the beginning of the period. This distribution consisted entirely of ordinary income and accounted for over one-third of the year’s total return, thus highlighting the often-underappreciated contribution of dividends to total return.

The Fund’s 9.74% total return meaningfully underperformed the benchmark index’s return of 22.14% over the same period. The stocks that contributed most significantly to the benchmark’s returns for the Fund’s full fiscal year were the same ones that drove the benchmark’s returns for first half of the fiscal year – Tencent, Samsung Electronics, Naspers (owner of one third of Tencent), Alibaba, and Taiwan Semiconductor Manufacturing Company (TSMC) – whereas myriad factors drove the Value Fund’s performance as detailed below.

Before discussing the specific stocks that accounted for most of the Fund’s performance, it is worth highlighting a few global developments that took place over the second half of the fiscal year. While the Value Fund’s investment strategy is rooted in fundamental, company-specific research and bottom-up portfolio construction, changes in global geopolitical and economic conditions impact specific portfolio holdings, making a discussion of macro-related issues relevant.

The first significant global event during the fiscal year took place in June of 2017 when the Gulf Cooperation Council (GCC) imposed an embargo on one of its members: Qatar.5 This action by the GCC impacted the Value Fund’s holding in Nakilat (Deleveraging category of value, as defined in the white paper On Value in the Emerging Markets), which owns and operates a fleet of ships that transport liquefied natural gas (LNG) extracted and produced by Qatar.6 I dedicated much of the Fund’s second quarter 2017 portfolio review to explaining my reasoning for adding to the Fund’s holding in the company, namely that energy exports were excluded from the embargo, that the business enjoyed extreme revenue and profit visibility backed by 20 to 25 year contracts, and that the company had a call option on growth as I expected Qatar to increase LNG production as a substitute source of U.S. dollars that GCC banks had withdrawn.7 While the stock proved to be a negative contributor to the portfolio’s total return for the fiscal year, it is important to note that the business operates on a time scale of approximately 20 years, which likely exceeds the market’s average investment time horizon. While the Fund waits for Qatar to increase LNG production and for Nakilat to eventually announce a fleet increase, the portfolio accrues an approximate 6.5% dividend yield in a currency (Qatari riyal) that is hard-pegged to the U.S. dollar.

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Seafarer Overseas Value Fund	Performance Review

April 30, 2018

Interestingly, June 2017 also marked a bottom in the price of Brent crude oil as it increased from $44.82 per barrel on June 21, 2017 to $75.17 per barrel on April 30, 2018. The rise in the price of oil eventually led to a significant swing in the price of another portfolio holding: Petrovietnam Technical Services or PVS (Management Change), which provides services to oil exploration and production companies. The stock price of PVS rose from VND (Vietnamese dong) 14,849.77 on October 27, 2017 to VND 31,262.67 on January 29, 2018. Visibility of the project pipeline for this company, which tends to correlate with changes in the oil price, probably led to the significant stock price appreciation. However, it is important to note that stock-specific factors related to a particular project resulted in the share price of PVS subsequently declining to VND 18,200.00 on April 27, 2018, the last trade date of the Fund’s fiscal year. Fund shareholders should note that I refrained from purchasing additional PVS shares during the stock’s meteoric price rise despite fund inflows, and that I aim to maintain the company’s proportional representation in the portfolio due to Vietnam’s strategic interest in developing its oil and gas fields, which is significantly, though not entirely, independent of the price of oil. Furthermore, 30.5% of PVS’ balance sheet assets consisted of cash and equivalents, which in turn represented 89.6% of the company’s market capitalization (the company has very little debt) as of April 27, 2018. Finally, additional reasons to continue to own the stock despite the decline in price and heightened volatility during the fiscal year include a price to book value ratio of 0.75 and a 5.6% dividend yield.8,9

Another significant change in the global economic order that impacted the portfolio is the trade dispute between the U.S. and China that erupted during the first quarter of 2018. China’s 25% tariff imposition on U.S. pork exports directly impacted the Value Fund’s holding in WH Group (Management Change) – a hog processor of Chinese origin that acquired Smithfield Foods of the U.S. in 2013. The company imports pork from the U.S. into China, where hog prices have been consistently higher than those in the U.S. for a long time. I have chosen to maintain the Fund’s position in WH Group based on the information currently available, which suggests the tariff may be temporary. Even if the tariff becomes permanent, the hit to the company’s long-term value creation is more than accounted for in the stock’s low valuation. Furthermore, WH Group can minimize the impact of tariffs on U.S. hog exports through its exposure to both the upstream and downstream segments of the business. Thus, the company can offset a decline in the profitability of raising and sourcing hogs – the upstream side of the business – as a result of the tariff, with the pricing power it enjoys in the manufacturing of consumer-branded products – or the downstream part of the business. Despite a decline in the share price of WH Group from a high of HKD (Hong Kong dollar) 9.74 per share on February 1, 2018 to HKD 8.19 per share as of April 30, 2018, the company still contributed positively to the Fund’s performance for the fiscal year.

Finally, it is worth noting that several emerging market currencies depreciated meaningfully during the last three months of the fiscal year under review. Specifically, the Brazilian real and the Russian ruble weakened by more than 10% against the U.S. dollar. The Value Fund has limited exposure to these currencies through its holding of Qualicorp (Structural Shift), a Brazilian health insurance broker; Cherkizovo (Segregated Market), a Russian meat processor; and Global Ports (Asset Productivity), the largest Russian port operator. While the Mexican peso did not depreciate as much as the real and ruble, it is a currency to watch closely given uncertainty related to the renegotiation of the North American Free Trade Agreement (NAFTA).10 The Fund has limited exposure to the Mexican peso through one holding: Credito Real (Asset Productivity), a non-bank lender to low- and middle-income segments of the population. Lastly, it is important to note that the Value Fund has avoided exposure to the most severely devaluing currencies over the past three months, such as the Argentine peso and the Turkish lira.

Given the foregoing discussion of how shifts in geopolitics and global economic relations have impacted specific Value Fund holdings over the past fiscal year, it is pertinent to emphasize that this is one of the reasons the Fund tends to hold a relatively high cash balance of 15% or less under most circumstances. It is in cases such as the ones described above that the Fund can make use of its cash resource to add to specific positions at lower prices if the case for owning the stock remains unchanged.

One aspect I value about the portfolio’s performance over the past fiscal year is that the stocks discussed in past shareholder reports did not dominate the Fund’s overall performance, despite the emergence of significant global risks over the period under review. The primary determinants of the Fund’s performance were companies that appreciated or depreciated mainly due to stock-specific drivers.

Annual Report – April 30, 2018	13

Seafarer Overseas Value Fund	Performance Review

April 30, 2018

Indeed, the common thread among the top five contributors to the Fund’s return for the fiscal year was organic earnings momentum or corporate action, not global, macro-related drivers. While earnings momentum as a driver of stock return is fitting for the growth-driven bull market in emerging market equities since the beginning of 2016, it is important to differentiate between different types of growth. Melco International Development (Breakup Value), a developer, owner, and operator of casinos, was the top contributor to the Fund’s performance. The company’s earnings growth and stock price appreciation had already begun prior to the start of the Fund’s fiscal year, thus making this company an unlikely candidate to be the top contributor to performance during the period. What set Melco International Development apart from other companies was meaningful earnings revisions by sell-side analysts. The 2018 earnings per share (EPS) consensus estimate at the beginning of the 2017 calendar year was $0.61. By the end of April 2018, sell-side analysts had revised that estimate to $1.21. Melco International Development represents a case of sustained earnings momentum coupled with aggressive earnings revisions. This is a powerful combination of return drivers, especially if the stock had been purchased prior to the first acceleration in earnings, which was the case for the Value Fund.

Another of the top five contributors to performance for the fiscal year is a case of an inflection point in earnings growth, in contrast to Melco International Development’s sustained and accelerating growth. Xtep International Holdings (Balance Sheet Liquidity), a Chinese sports apparel manufacturer, appreciated from HKD 2.56 per share on October 20, 2017 to HKD 4.58 per share by April 30, 2018, despite a profit warning in December of 2017 and several subsequent rating downgrades by sell-side analysts. My interpretation of this counter-intuitive share price move is that the market largely discounted the company’s negative profit warning, which was driven primarily by the purchase of old inventory from the retail channel, and instead saw the purchase as a sign of Xtep’s operational restructuring potentially coming to an end. It is from this perspective that I see a value strategy delivering returns within an overall market rally driven by growth stocks.

The remaining three of the top five contributors to the Value Fund’s performance were cases of stock price appreciation due to corporate action. China Resources Beer (Structural Shift), a Chinese brewer, has long suffered from structurally low profitability relative to brewers globally (as the category of value implies). The company’s stock price reacted strongly to indications that it would raise prices meaningfully, thus beginning to address one of the drivers of its structurally low profit margin.

China Foods (Asset Productivity), a Chinese Coke bottler, appreciated after selling two non-core businesses, unifying the territorial integrity of its Coke franchise in the country, and paying a large extraordinary dividend that yielded 22.5% on the declaration date of August 29, 2017.

Samsung SDI (Breakup Value), a Korean lithium-ion battery manufacturer, also contributed meaningfully to the portfolio’s return after selling non-core assets and reporting lower losses in its electric vehicle battery division, which may suggest positive and growing profits in the future.

The top five detractors to the Value Fund’s performance for the fiscal year had a heterogeneous set of drivers. The largest detractor was First Pacific (Breakup Value), a conglomerate with assets in the Philippines and Indonesia. The company’s share price declined from a peak of HKD 6.30 on September 5, 2017 to HKD 4.04 as of April 30, 2018 due to underwhelming signs of market share stabilization at its Philippine mobile operator, difficulty in raising tariffs for its Philippine water treatment business, and slow progress in expected asset sales. The company traded at a price to book value of approximately 0.7 as of April 30, 2018. I plan to meet management in person in the near future.

Another important detractor to performance was Del Monte Pacific (Deleveraging and Management Change), owner of the Del Monte brand of packaged vegetables, fruit, and beverages in the U.S. and Philippines, among other geographies. The reason for the stock’s underperformance was the sharp rise in the London Interbank Offered Rate (LIBOR) coupled with the company’s high leverage and slow progress in improving profitability in its U.S. division.11 The company traded at a price to book value of approximately 0.5 as of April 30, 2018. I also plan to meet management in person in the near future.

The stock price of Texwinca (Structural Shift), a Hong Kong-based textile company, continued to depreciate over the Fund’s fiscal year after having declined the prior year as well. Even though management has a plan to return earnings to growth, it is taking time to implement it, and in the

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Seafarer Overseas Value Fund	Performance Review

April 30, 2018

meantime it has reduced the dividend despite having net cash on the balance sheet. In my opinion, this is a case of waiting for management’s efforts to bear fruit, while receiving a dividend yield in excess of 10% in the interim, backed by a strong balance sheet.

Like Texwinca, I also expect the next two detractors to the Fund’s performance to return to earnings growth and restore the dividend paid to shareholders. The share price of Asia Satellite Holdings (Deleveraging), an owner and operator of commercial satellites, decreased significantly during the year (reducing its price to book value ratio from 1.05 on May 1, 2017 to 0.72 on April 30, 2018), presumably due to yet another year of declining accounting earnings. What the share price and accounting earnings fail to value is that cash flow generation actually grew, that the company continues to reduce its financial leverage, and that dividends started being paid again during calendar year 2017. I expect the market will assign a higher value to the cash flow the company generates and the dividend it pays once its accounting earnings begin to grow again – after the company’s latest satellite launch begins to contribute to earnings.

Similarly, the price to book value ratio of Amvig Holdings (Structural Shift), a Chinese tobacco packaging manufacturer, declined from 0.61 on May 2, 2017 to 0.50 on April 30, 2018, presumably due to a modest revenue decline even though accounting earnings, as well as cash flow from operations, both grew meaningfully. Furthermore, the company increased its dividend after reducing it in 2016. In my opinion, the stock continues to reflect difficult tobacco market dynamics in China. Not only do I expect these dynamics to improve going forward, but even if they do not, shareholders can look forward to probable dividend increases as the company has the potential to consolidate the industry and improve efficiency. Even more importantly, this is a company with a historical track record of reducing the book value per share by paying out all excess capital to shareholders.

Thank you for entrusting us with your capital. We are honored to serve as your investment adviser in the developing world.

Paul Espinosa

Lead Portfolio Manager, Seafarer Overseas Value Fund

Seafarer Capital Partners, LLC

The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF.

The S&P 500 Total Return Index is a stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ.

It is not possible to invest directly in an index.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives. Diversification does not ensure a profit or guarantee against loss.

Information on the Seafarer website is provided for textual reference only, and is not incorporated by reference into this report.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect Seafarer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

Annual Report – April 30, 2018	15

Seafarer Overseas Value Fund	Performance Review

April 30, 2018

As of April 30, 2018, the Fund had no economic interest in Tencent, Samsung Electronics, Naspers, Alibaba, Taiwan Semiconductor Manufacturing Company (TSMC), or Smithfield Foods.

[1]	References to the “Fund” pertain to the Fund’s Institutional share class (ticker: SIVLX). Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return for the Institutional share class increased from 9.64% to 9.74%. The Investor share class (ticker: SFVLX) gained 9.55% during the fiscal year.
[2]	The Fund’s Investor share class generated an annualized rate of return of 12.38% from the Fund’s inception through the end of the fiscal year.
[3]	Adjustments in accordance with the U.S. GAAP were applied during the financial statement preparation and decreased the net asset value from $11.29 to $11.28.
[4]	The Fund’s Investor share class began the fiscal year with a net asset value of $11.30 per share; it paid an annual distribution of $0.423 in December 2017; and it finished the fiscal year with a value of $11.95 per share.
[5]	The Gulf Cooperation Council (GCC) is a regional political and economic union consisting of all Arab states of the Persian Gulf, except Iraq. Established in 1981, the GCC is also known as the Cooperation Council for the Arab States of the Gulf.
[6]	The white paper On Value in Emerging Markets is available at: www.seafarerfunds.com/value-white-paper
[7]	The Value Fund’s second quarter 2017 portfolio review is available at: www.seafarerfunds.com/funds/ovl/portfolio-review/2017/06/Q2
[8]	Price to book value (P/BV) ratio is the market price of a company’s common shares, divided by the company’s book value per share.
[9]	Dividend yield is a measure of the sum of the dividends paid per share during the trailing 12 months divided by the current share price.
[10]	The North American Free Trade Agreement (NAFTA) is a comprehensive trade agreement established among the North American countries of Canada, Mexico, and the United States in 1994.
[11]	London Interbank Offered Rate (LIBOR) is the interest rate at which banks offer to lend funds (wholesale money) to one another in the international interbank market.

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Seafarer Overseas Value Fund	Performance Review

April 30, 2018

Total Returns

As of April 30, 2018	1 Year	Since Inception Annualized(1)	Net Expense Ratio(2)
Investor Class (SFVLX)	9.55%	12.38%	1.15%
Institutional Class (SIVLX)	9.74%(3)	12.50%	1.05%
MSCI Emerging Markets Total Return Index(4)	22.14%	24.30%

Gross expense ratio: 3.71% for Investor Class; 3.63% for Institutional Class. Ratios as of Prospectus dated August 31, 20172

All performance is in U.S. dollars with gross (pre-tax) dividends and/or distributions reinvested. The performance data quoted represents past performance and does not guarantee future results. Future returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 31, 2016, shares of the Fund redeemed or exchanged within 90 days of purchase were subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual's return. To obtain the Fund’s most recent month-end performance, visit seafarerfunds.com or call (855) 732-9220.

[1]	Inception Date: May 31, 2016.
[2]	Ratios as of Prospectus dated August 31, 2017. Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (excluding brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement is in effect through August 31, 2018.
[3]	Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return increased from 9.64% to 9.74%.
[4]	The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Annual Report – April 30, 2018	17

Seafarer Overseas Value Fund	Performance Review

April 30, 2018

Performance of a $10,000 Investment Since Inception

*	Inception Date: May 31, 2016.

The chart shown above represents historical performance of a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2018. All returns reflect reinvested dividends and/or distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance for which is not reflected in the chart above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Strategy

The Fund invests primarily in the securities of companies located in developing countries. The Fund invests in several asset classes including common stocks, preferred stocks, and fixed-income securities.

The Fund’s portfolio is comprised of securities identified through a bottom-up security selection process based on fundamental research. The Fund seeks to produce a minimum long-term rate of return by investing in securities priced at a discount to their intrinsic value.

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Seafarer Overseas Value Fund	Performance Review

April 30, 2018

Portfolio Composition by Region	% Net Assets
East & South Asia	66.3%
Emerging Europe	8.1%
Latin America	4.6%
Middle East & Africa	6.3%
Cash & Other Assets, Less Liabilities	14.7%
Total	100.0%

Portfolio Composition by Sector	% Net Assets
Consumer Discretionary	26.1%
Consumer Staples	18.3%
Energy	5.3%
Financials	5.7%
Health Care	2.3%
Industrials	9.2%
Information Technology	3.5%
Materials	6.3%
Real Estate	2.3%
Telecommunication Services	3.3%
Utilities	3.0%
Cash & Other Assets, Less Liabilities	14.7%
Total	100.0%

Top 10 Holdings	% Net Assets
Xtep International Holdings, Ltd.	4.4%
Melco International Development, Ltd.	4.0%
China Resources Beer Holdings Co., Ltd.	3.8%
Wilmar International, Ltd.	3.6%
Samsung SDI Co., Ltd.	3.5%
China Foods, Ltd.	3.4%
First Pacific Co., Ltd.	3.4%
Genting Singapore Plc	3.3%
WH Group, Ltd.	3.3%
Asia Satellite Telecommunications Holdings, Ltd.	3.3%
Total	36.0%

Total Number of Holdings	32

Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Source: ALPS Fund Services, Inc.

Annual Report – April 30, 2018	19

Seafarer Funds	Disclosure of Fund Expenses

April 30, 2018 (Unaudited)

DISCLOSURE OF FUND EXPENSES

As a shareholder of a Fund you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2017 and held until April 30, 2018.

Actual Expenses. For each Fund and share class, the first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. For each Fund and share class, the second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the following table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees or exchange fees. Therefore, for each Fund and share class, the second line of the following table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Disclosure of Fund Expenses

April 30, 2018 (Unaudited)

	Beginning Account Value 11/01/17	Ending Account Value 04/30/18	Expense Ratio(a)	Expenses Paid During Period 11/01/17 - 04/30/18(b)
SEAFARER OVERSEAS GROWTH AND INCOME FUND
Investor Class
Actual	$1,000.00	$1,011.50	0.98%	$4.89
Hypothetical (5% return before expenses)	$1,000.00	$1,019.93	0.98%	$4.91
Institutional Class
Actual	$1,000.00	$1,012.10	0.87%	$4.34
Hypothetical (5% return before expenses)	$1,000.00	$1,020.48	0.87%	$4.36

SEAFARER OVERSEAS VALUE FUND
Investor Class
Actual	$1,000.00	$1,010.50	1.15%	$5.73
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	1.15%	$5.76
Institutional Class
Actual	$1,000.00	$1,011.30	1.05%	$5.24
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	1.05%	$5.26

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

Annual Report – April 30, 2018	21

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2018

	Currency	Shares	Value
COMMON STOCKS (81.9%)
Brazil (5.1%)
TOTVS SA	BRL	7,700,000	$70,093,914
Odontoprev SA	BRL	13,250,000	56,847,311
Ser Educacional SA	BRL	5,500,000	26,061,887

Total Brazil			153,003,112

China / Hong Kong (19.1%)
Hang Lung Properties, Ltd.	HKD	46,620,000	110,329,692
China Telecom Corp., Ltd., Class H	HKD	210,000,000	101,793,725
China Yangtze Power Co., Ltd., Class A	CNY	35,099,263	88,973,249
Hengan International Group Co., Ltd.	HKD	9,250,000	82,263,408
Fuyao Glass Industry Group Co., Ltd., Class H	HKD	17,007,900	58,457,431
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	HKD	61,250,000	37,640,510
Texwinca Holdings, Ltd.	HKD	56,500,000	28,407,219
Greatview Aseptic Packaging Co., Ltd.	HKD	37,500,000	24,892,816
Xinhua Winshare Publishing and Media Co., Ltd., Class H	HKD	31,500,000	24,582,132
Pico Far East Holdings, Ltd.	HKD	52,500,000	21,332,874

Total China / Hong Kong			578,673,056

Hungary (3.7%)
Richter Gedeon Nyrt	HUF	5,625,000	113,583,208

Total Hungary			113,583,208

India (6.9%)
Infosys, Ltd., Sponsored ADR	USD	6,800,000	120,156,000
Sun Pharma Advanced Research Co., Ltd.(a)	INR	8,625,000	54,399,098
Infosys, Ltd.	INR	1,150,000	20,610,648
Balkrishna Industries, Ltd.	INR	775,000	14,773,613

Total India			209,939,359

Indonesia (3.5%)
Astra International Tbk PT	IDR	206,611,100	105,749,126

Total Indonesia			105,749,126

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Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2018

	Currency	Shares	Value
Japan (1.3%)
Hisamitsu Pharmaceutical Co., Inc.	JPY	501,700	$38,995,086

Total Japan			38,995,086

Malaysia (0.4%)
Hartalega Holdings Bhd	MYR	8,133,400	12,104,902

Total Malaysia			12,104,902

Mexico (1.4%)
Bolsa Mexicana de Valores SAB de CV	MXN	22,000,000	42,489,460

Total Mexico			42,489,460

Poland (2.6%)
Bank Pekao SA	PLN	1,400,000	46,461,693
Asseco Poland SA	PLN	2,636,648	32,920,654

Total Poland			79,382,347

Singapore (8.0%)
Singapore Telecommunications, Ltd.	SGD	54,500,000	144,157,720
Venture Corp., Ltd.	SGD	4,000,000	62,564,259
SIA Engineering Co., Ltd.	SGD	14,500,000	35,482,342

Total Singapore			242,204,321

South Africa (3.5%)
Sanlam, Ltd.	ZAR	16,550,000	104,546,682

Total South Africa			104,546,682

South Korea (15.5%)
Hyundai Mobis Co., Ltd.	KRW	860,000	199,161,904
Orion Corp/Republic Of Korea	KRW	903,672	104,901,783
Coway Co., Ltd.	KRW	1,240,000	101,333,210
Dongsuh Cos., Inc.	KRW	1,650,000	42,434,973
Sindoh Co., Ltd.	KRW	400,000	22,658,115

Total South Korea			470,489,985

Taiwan (10.0%)
Pou Chen Corp.	TWD	71,810,000	89,803,737
Delta Electronics, Inc.	TWD	24,350,000	88,281,177
Taiwan Semiconductor Manufacturing Co., Ltd.	TWD	8,150,000	62,081,341

Annual Report – April 30, 2018	23

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2018

	Currency	Shares	Value
Taiwan (continued)
Vanguard International Semiconductor Corp.	TWD	22,250,000	$45,101,028
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	USD	476,739	18,330,614

Total Taiwan			303,597,897

Vietnam (0.9%)
Bao Viet Holdings	VND	4,511,760	18,167,178
Nam Long Investment Corp.	VND	5,190,000	8,166,328

Total Vietnam			26,333,506

TOTAL COMMON STOCKS
(Cost $2,356,010,894)			2,481,092,047

PREFERRED STOCKS (5.1%)
Brazil (1.7%)
Banco Bradesco SA, ADR	USD	5,250,000	51,450,000

Total Brazil			51,450,000

South Korea (3.4%)
Samsung Electronics Co., Ltd.	KRW	52,000	103,372,209

Total South Korea			103,372,209

TOTAL PREFERRED STOCKS
(Cost $87,571,513)			154,822,209

	Currency	Rate	Maturity Date	Principal Amount	Value
CORPORATE BOND - FOREIGN CURRENCY (1.3%)
Mexico (1.3%)
America Movil SAB de CV	MXN	6.45%	12/05/22	400,000,000	19,928,297
America Movil SAB de CV	MXN	7.13%	12/09/24	400,000,000	20,116,939

Total Mexico					40,045,236

TOTAL CORPORATE BOND - FOREIGN CURRENCY
(Cost $41,791,331)					40,045,236

24	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2018

	Currency	Rate	Maturity Date	Principal Amount	Value
CORPORATE BOND - USD (0.3%)
Brazil (0.3%)
Cielo SA / Cielo USA, Inc., Series REGS	USD	3.75%	11/16/22	10,000,000	$9,600,000

Total Brazil					9,600,000

TOTAL CORPORATE BOND - USD
(Cost $9,520,373)					9,600,000

GOVERNMENT BOND, MEDIUM/LONG - TERM - FOREIGN CURRENCY (1.9%)
Brazil (1.4%)
Brazilian Government International Bond	BRL	10.25%	01/10/28	60,000,000	19,689,769
Brazil Notas do Tesouro Nacional Serie F, Series NTNF	BRL	10.00%	01/01/25	70,000,000	21,245,596

Total Brazil					40,935,365

Indonesia (0.5%)
Indonesia Treasury Bond, Series FR70	IDR	8.38%	03/15/24	200,000,000,000	15,449,200

Total Indonesia					15,449,200

TOTAL GOVERNMENT BOND, MEDIUM/LONG - TERM - FOREIGN CURRENCY
(Cost $50,569,687)					56,384,565

GOVERNMENT BOND, SHORT-TERM - USD AND FOREIGN CURRENCY (2.6%)
Colombia (0.2%)
Colombia Government International Bond	USD	11.75%	02/25/20	5,000,000	5,752,500

Total Colombia					5,752,500

Israel (0.3%)
Israel Government International Bond	USD	5.13%	03/26/19	10,000,000	10,228,400

Total Israel					10,228,400

Annual Report – April 30, 2018	25

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2018

	Currency	Rate	Maturity Date	Principal Amount	Value
Latvia (0.2%)
Republic of Lativa
Government International Bond, Series REGS	USD	2.75%	01/12/20	5,000,000	$4,975,185

Total Latvia					4,975,185

Lithuania (0.2%)
Lithuania Government International Bond, Series REGS	USD	7.38%	02/11/20	5,000,000	5,379,355

Total Lithuania					5,379,355

Poland (0.3%)
Republic of Poland
Government International Bond	USD	6.38%	07/15/19	10,000,000	10,426,300

Total Poland					10,426,300

Singapore (0.3%)
Singapore Government Bond	SGD	4.00%	09/01/18	11,000,000	8,370,519

Total Singapore					8,370,519

South Africa (0.2%)
Republic of South Africa
Government International Bond	USD	6.88%	05/27/19	5,000,000	5,189,040

Total South Africa					5,189,040

South Korea (0.9%)
The Korea Development Bank	USD	2.88%	08/22/18	5,000,000	5,000,250
Korea Treasury Bond, Series 1806	KRW	1.63%	06/10/18	6,000,000,000	5,618,411
Korea Treasury Bond, Series 1812	KRW	1.75%	12/10/18	6,000,000,000	5,619,035
The Korea Development Bank	USD	1.38%	09/12/19	6,000,000	5,850,619

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Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2018

	Currency	Rate	Maturity Date	Principal Amount	Value
South Korea (continued)
Korea International Bond	USD	7.13%	04/16/19	6,000,000	$6,258,000

Total South Korea					28,346,315

TOTAL GOVERNMENT BOND, SHORT-TERM - USD AND FOREIGN CURRENCY
(Cost $78,216,988)					78,667,614

TOTAL INVESTMENTS
(Cost $2,623,680,786) (93.1%)					$2,820,611,671

Cash and Other Assets, Less Liabilities (6.9%)					207,679,648
NET ASSETS (100.0%)					$3,028,291,319

Principal Amount is stated in local currency unless otherwise noted.

(a)	Non-income producing security.

Currency Abbreviations
BRL	-	Brazil Real
CNY	-	China Yuan
HKD	-	Hong Kong Dollar
HUF	-	Hungary Forint
IDR	-	Indonesia Rupiah
INR	-	India Rupee
JPY	-	Japan Yen
KRW	-	South Korea Won
MXN	-	Mexico Peso
MYR	-	Malaysia Ringgit
PLN	-	Poland Zloty
SGD	-	Singapore Dollar
TWD	-	Taiwan New Dollar
USD	-	United States Dollar
VND	-	Vietnam Dong
ZAR	-	South Africa Rand

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2018	27

Seafarer Overseas Value Fund	Portfolio of Investments

April 30, 2018

	Currency	Shares	Value
COMMON STOCKS (85.3%)
Brazil (2.3%)
Qualicorp SA	BRL	86,000	$595,313

Total Brazil			595,313

China / Hong Kong (45.1%)
Xtep International Holdings, Ltd.	HKD	1,924,000	1,117,791
Melco International Development, Ltd.	HKD	274,000	1,014,441
China Resources Beer Holdings Co., Ltd.	HKD	224,000	964,752
China Foods, Ltd.	HKD	1,920,000	881,379
First Pacific Co., Ltd.	HKD	1,692,000	866,422
WH Group, Ltd.	HKD	825,000	854,102
Asia Satellite Telecommunications Holdings, Ltd.	HKD	1,078,000	848,813
China Yangtze Power Co., Ltd., Class A	CNY	301,990	765,516
Texwinca Holdings, Ltd.	HKD	1,470,000	739,090
AMVIG Holdings, Ltd.	HKD	2,854,000	734,532
Shangri-La Asia, Ltd.	HKD	374,000	727,847
Giordano International, Ltd.	HKD	958,000	585,410
Hang Lung Properties, Ltd.	HKD	247,000	584,544
Greatview Aseptic Packaging Co., Ltd.	HKD	520,000	345,180
Pacific Basin Shipping, Ltd.(a)	HKD	1,130,000	300,461
Pico Far East Holdings, Ltd.	HKD	538,000	218,611

Total China / Hong Kong			11,548,891

Czech Republic (4.4%)
Pegas Nonwovens SA	CZK	19,000	803,225
Philip Morris CR AS	CZK	430	329,481

Total Czech Republic			1,132,706

Mexico (2.3%)
Credito Real SAB de CV SOFOM ER(a)	MXN	404,609	589,323

Total Mexico			589,323

Philippines (1.4%)
Del Monte Pacific, Ltd.	SGD	2,350,000	347,818

Total Philippines			347,818

28	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund	Portfolio of Investments

April 30, 2018

	Currency	Shares	Value
Qatar (3.1%)
Qatar Gas Transport Co., Ltd.	QAR	194,000	$782,714

Total Qatar			782,714

Russia (3.7%)
Global Ports Investments PLC, GDR(a)	USD	157,000	540,080
Cherkizovo Group PJSC	RUB	22,332	398,960

Total Russia			939,040

Singapore (9.5%)
Wilmar International, Ltd.	SGD	376,000	919,856
Genting Singapore Plc	SGD	975,000	854,213
SIA Engineering Co., Ltd.	SGD	273,000	668,047

Total Singapore			2,442,116

South Korea (3.5%)
Samsung SDI Co., Ltd.	KRW	5,300	902,483

Total South Korea			902,483

Taiwan (2.4%)
Pou Chen Corp.	TWD	498,000	622,786

Total Taiwan			622,786

United Arab Emirates (3.3%)
National Central Cooling Co. PJSC	AED	1,752,000	835,431

Total United Arab Emirates			835,431

Vietnam (4.3%)
PetroVietnam Technical Services Corp.	VND	724,000	577,159
Petrovietnam Fertilizer & Chemicals JSC	VND	622,000	520,969

Total Vietnam			1,098,128

TOTAL COMMON STOCKS
(Cost $20,637,865)			21,836,749

Annual Report – April 30, 2018	29

Seafarer Overseas Value Fund	Portfolio of Investments

April 30, 2018

	Currency	Shares	Value
TOTAL INVESTMENTS
(Cost $20,637,865) (85.3%)			$21,836,749

Cash and Other Assets, Less Liabilities (14.7%)			3,765,332
NET ASSETS (100.0%)			$25,602,081

(a)	Non-income producing security.

Currency Abbreviations
AED	-	United Arab Emirates Dirham
BRL	-	Brazil Real
CNY	-	China Yuan
CZK	-	Czech Koruna
HKD	-	Hong Kong Dollar
KRW	-	South Korea Won
MXN	-	Mexico Peso
QAR	-	Qatar Riyal
RUB	-	Russian Ruble
SGD	-	Singapore Dollar
TWD	-	Taiwan New Dollar
USD	-	United States Dollar
VND	-	Vietnam Dong

For Fund compliance purposes, the Fund's geographical classifications refer to any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See accompanying Notes to Financial Statements.

30	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Statements of Assets and Liabilities

April 30, 2018

	Seafarer Overseas Growth and Income Fund	Seafarer Overseas Value Fund
ASSETS:
Investments, at value	$2,820,611,671	$21,836,749
Cash	210,535,159	3,596,577
Foreign currency, at value (Cost $376,354 and $210,100)	376,832	210,079
Receivable for investments sold	–	204
Receivable for shares sold	1,464,482	36,328
Interest and dividends receivable	9,336,207	60,499
Prepaid expenses and other assets	31,969	837
Total Assets	3,042,356,320	25,741,273
LIABILITIES:
Payable for investments purchased	8,424,326	96,747
Foreign capital gains tax	985,452	–
Administrative fees payable	56,426	3,651
Shareholder service plan fees payable	443,961	2,931
Payable for shares redeemed	1,843,247	–
Investment advisory fees payable	1,840,061	225
Payable for chief compliance officer fee	1,847	1,847
Trustee fees and expenses payable	32,726	255
Payable for principal financial officer fees	417	417
Audit and tax fees payable	24,647	20,650
Accrued expenses and other liabilities	411,891	12,469
Total Liabilities	14,065,001	139,192
NET ASSETS	$3,028,291,319	$25,602,081
NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$2,723,700,936	$24,444,530
Accumulated net investment loss	(19,844,339)	(121,252)
Accumulated net realized gain	128,591,161	80,366
Net unrealized appreciation	195,843,561	1,198,437
NET ASSETS	$3,028,291,319	$25,602,081
INVESTMENTS, AT COST	$2,623,680,786	$20,637,865
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$13.11	$11.95
Net Assets	$894,240,597	$311,432
Shares of beneficial interest outstanding	68,227,140	26,055
Institutional Class:
Net Asset Value, offering and redemption price per share	$13.14	$11.96
Net Assets	$2,134,050,722	$25,290,649
Shares of beneficial interest outstanding	162,354,669	2,114,386

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2018	31

Seafarer Funds	Statements of Operations

Year Ended April 30, 2018

	Seafarer Overseas Growth and Income Fund	Seafarer Overseas Value Fund
INVESTMENT INCOME:
Dividends	$81,988,141	$714,957
Foreign taxes withheld	(7,148,845)	(35,038)
Interest and other income	11,095,465	17,623
Total investment income	85,934,761	697,542

EXPENSES:
Investment advisory fees (Note 6)	20,747,919	127,648
Administrative and transfer agency fees	728,990	44,199
Trustee fees and expenses	63,668	438
Registration/filing fees	122,830	37,770
Shareholder service plan fees
Investor Class	1,399,374	–
Institutional Class	898,331	5,988
Legal fees	25,134	151
Audit fees	34,063	16,959
Reports to shareholders and printing fees	134,517	946
Custody fees	1,698,899	40,223
Offering costs (Note 2)	–	5,362
Chief compliance officer fees	21,495	21,499
Principal financial officer fees	5,000	5,000
Miscellaneous	31,374	4,766
Total expenses	25,911,594	310,949
Less fees waived/reimbursed by investment adviser (Note 6)
Investor Class	–	(2,019)
Institutional Class	–	(123,476)
Total net expenses	25,911,594	185,454
NET INVESTMENT INCOME:	60,023,167	512,088
Net realized gain on investments	155,821,034	80,370
Net realized loss on foreign currency transactions	(24,725)	(947)
Net realized gain	155,796,309	79,423
Net change in unrealized appreciation/(depreciation) on investments (net of foreign capital gains tax of ($985,452) and $–)	(12,888,991)	424,043
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency transactions	(158,590)	(693)
Net unrealized appreciation/(depreciation)	(13,047,581)	423,350

32	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Statements of Operations

Year Ended April 30, 2018

	Seafarer Overseas Growth and Income Fund	Seafarer Overseas Value Fund
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS	142,748,728	502,773
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$202,771,895	$1,014,861

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2018	33

Seafarer Overseas Growth and Income Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2018	Year Ended April 30, 2017
OPERATIONS:
Net investment income	$60,023,167	$32,247,036
Net realized gain/(loss)	155,796,309	(10,282,431)
Net change in unrealized appreciation/(depreciation)	(13,047,581)	174,008,053
Net increase in net assets resulting from operations	202,771,895	195,972,658
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
From net investment income
Investor Class	$(26,380,990)	$(11,816,708)
Institutional Class	(54,571,396)	(15,268,463)
From net realized gains on investments
Investor Class	(2,037,570)	–
Institutional Class	(4,296,911)	–
Net decrease in net assets from distributions	(87,286,867)	(27,085,171)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Shares sold
Investor Class	$153,357,729	$323,883,071
Institutional Class	781,843,936	987,397,573
Dividends reinvested
Investor Class	27,962,467	11,687,348
Institutional Class	47,081,170	10,058,555
Shares Redeemed, net of redemption fees
Investor Class	(209,017,564)	(141,954,140)
Institutional Class	(266,115,267)	(201,239,879)
Net increase in net assets derived from beneficial interest transactions	535,112,471	989,832,528

Net increase in net assets	$650,597,499	$1,158,720,015

NET ASSETS:
Beginning of period	$2,377,693,820	$1,218,973,805
End of period (including accumulated net investment income/(loss) of ($19,844,339) and $6,298,920, respectively)	$3,028,291,319	$2,377,693,820

34	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2018	Year Ended April 30, 2017
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	11,678,351	27,609,055
Distributions reinvested	2,137,427	1,045,402
Redeemed	(15,740,189)	(12,161,311)
Net increase/(decrease) in shares outstanding	(1,924,411)	16,493,146
Institutional Class
Sold	59,053,386	83,448,584
Distributions reinvested	3,579,963	900,914
Redeemed	(19,939,574)	(17,485,012)
Net increase in shares outstanding	42,693,775	66,864,486

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2018	35

Seafarer Overseas Value Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2018	May 31, 2016 (Inception) to April 30, 2017
OPERATIONS:
Net investment income	$512,088	$68,088
Net realized gain/(loss)	79,423	(2,768)
Net change in unrealized appreciation	423,350	775,087
Net increase in net assets resulting from operations	1,014,861	840,407
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
From net investment income
Investor Class	$(10,736)	$(2,017)
Institutional Class	(637,490)	(60,374)
Net decrease in net assets from distributions	(648,226)	(62,391)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Shares sold
Investor Class	$117,980	$253,053
Institutional Class	16,887,311	11,072,675
Dividends reinvested
Investor Class	10,352	2,017
Institutional Class	624,682	60,374
Shares Redeemed
Investor Class	(113,172)	–
Institutional Class	(2,417,257)	(2,040,585)
Net increase in net assets derived from beneficial interest transactions	15,109,896	9,347,534

Net increase in net assets	$15,476,531	$10,125,550

NET ASSETS:
Beginning of period	$10,125,550	$–
End of period (including accumulated net investment income/(loss) of ($121,252) and $23,419)	$25,602,081	$10,125,550

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	9,613	24,578
Distributions reinvested	878	198
Redeemed	(9,212)	–
Net increase in shares outstanding	1,279	24,776
Institutional Class
Sold	1,388,144	1,062,151
Distributions reinvested	52,984	5,925
Redeemed	(199,202)	(195,616)
Net increase in shares outstanding	1,241,926	872,460

See accompanying Notes to Financial Statements

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Page Intentionally Left Blank

Financial Highlights

For a share outstanding through the periods presented

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations
LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
REDEMPTION FEES ADDED TO PAID IN CAPITAL
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD
TOTAL RETURN(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE

(a)	Calculated using the average shares method.

(b)	Less than $0.005 per share.

(c)	In preparing the financial statements in accordance with U.S. GAAP, management made certain adjustments as required by U.S. GAAP which caused the net asset value for purposes of these financial statements to differ from the net asset value used to process shareholder transactions as of the date of these financial statements. As a result, the net asset value increased by $0.01 from $12.50 to $12.51.

(d)	In some periods, total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return decreased from 8.12% to 8.03%.

(f)	Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return increased from 11.13% to 11.22%.

(g)	Effective September 1, 2015, the Adviser agreed to limit expenses to 1.15%. The Adviser agreed to limit expenses to 1.25% for the period September 1, 2014 through August 31, 2015. Prior to September 1, 2014, the Adviser agreed to limit expenses to 1.40%. (See Note 6.)

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Seafarer Overseas Growth and Income Fund

Year Ended April 30, 2018		Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015		Year Ended April 30, 2014
$12.51		$11.44		$12.64		$11.58		$11.91

0.28		0.22		0.16		0.14		0.19
0.72		1.04		(1.23)		1.26		0.02
1.00		1.26		(1.07)		1.40		0.21

(0.37)		(0.19)		(0.11)		(0.19)		(0.26)
(0.03)		–		(0.02)		(0.15)		(0.28)
(0.40)		(0.19)		(0.13)		(0.34)		(0.54)
–		0.00	(b)	0.00	(b)	0.00	(b)	0.00 (b)
0.60		1.07		(1.20)		1.06		(0.33)
$13.11		$12.51	(c)	$11.44		$12.64		$11.58
8.03	%(e)	11.22	%(f)	(8.39%)		12.55%		1.93%

$894,241		$877,384		$613,795		$53,543		$27,181

0.97%		1.02%		1.14%		1.30%		1.78%
0.97%		1.02%		1.14	%(g)	1.30	%(g)	1.40%
2.12%		1.88%		1.50%		1.19%		1.66%
23%		14%		7%		28%		51%

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2018	39

Financial Highlights

For a share outstanding through the periods presented

Institutional Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations
LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
REDEMPTION FEES ADDED TO PAID IN CAPITAL
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD
TOTAL RETURN(c)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE

(a)	Calculated using the average shares method.

(b)	Less than $0.005 per share.

(c)	In some periods, total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Effective September 1, 2014, the Adviser agreed to limit expenses to 1.05%. Prior to September 1, 2014, the Adviser agreed to limit expenses to 1.25%. (See Note 6.)

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Seafarer Overseas Growth and Income Fund

Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015		Year Ended April 30, 2014
$12.54	$11.46	$12.66	$11.59		$11.91

0.28	0.21	0.19	0.15		0.21
0.73	1.07	(1.26)	1.28		0.02
1.01	1.28	(1.07)	1.43		0.23

(0.38)	(0.20)	(0.12)	(0.21)		(0.27)
(0.03)	–	(0.02)	(0.15)		(0.28)
(0.41)	(0.20)	(0.14)	(0.36)		(0.55)
–	0.00 (b)	0.01	0.00	(b)	0.00 (b)
0.60	1.08	(1.20)	1.07		(0.32)
$13.14	$12.54	$11.46	$12.66		$11.59
8.08%	11.37%	(8.32%)	12.76%		2.12%

$2,134,051	$1,500,310	$605,178	$129,714		$46,624

0.87%	0.92%	1.03%	1.18%		1.61%
0.87%	0.92%	1.03%	1.10	%(d)	1.25%
2.09%	1.82%	1.72%	1.30%		1.89%
23%	14%	7%	28%		51%

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2018	41

Financial Highlights	Seafarer Overseas Value Fund

For a share outstanding through the period presented

Investor Class	Year Ended April 30, 2018	May 31, 2016 (Inception) to April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$11.30	$10.00
INCOME FROM OPERATIONS:
Net investment income(a)	0.35	0.12
Net realized and unrealized gain on investments	0.72	1.28
Total from investment operations	1.07	1.40
LESS DISTRIBUTIONS:
From net investment income	(0.42)	(0.10)
Total distributions	(0.42)	(0.10)
NET INCREASE IN NET ASSET VALUE	0.65	1.30
NET ASSET VALUE, END OF PERIOD	$11.95	$11.30
TOTAL RETURN(b)	9.55%	14.15%
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$311	$280
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver	1.80%	3.71	%(c)
Operating expenses including reimbursement/waiver	1.15%	1.15	%(c)
Net investment income including reimbursement/waiver	2.91%	1.24	%(c)
PORTFOLIO TURNOVER RATE(d)	3%	0%

(a)	Calculated using the average shares method.

(b)	Total returns are for the periods indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the periods. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.

(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See accompanying Notes to Financial Statements.

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Financial Highlights	Seafarer Overseas Value Fund

For a share outstanding through the period presented

Institutional Class	Year Ended April 30, 2018		May 31, 2016 (Inception) to April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$11.28		$10.00
INCOME FROM OPERATIONS:
Net investment income(a)	0.35		0.13
Net realized and unrealized gain on investments	0.74		1.28
Total from investment operations	1.09		1.41
LESS DISTRIBUTIONS:
From net investment income	(0.41)		(0.13)
Total distributions	(0.41)		(0.13)
NET INCREASE IN NET ASSET VALUE	0.68		1.28
NET ASSET VALUE, END OF PERIOD	$11.96		$11.28	(b)
TOTAL RETURN(c)	9.74	%(d)	14.18	%(e)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$25,291		$9,846
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver	1.76%		3.63	%(f)
Operating expenses including reimbursement/waiver	1.05%		1.05	%(f)
Net investment income including reimbursement/waiver	2.90%		1.36	%(f)
PORTFOLIO TURNOVER RATE(g)	3%		0%

(a)	Calculated using the average shares method.

(b)	In preparing the financial statements in accordance with U.S. GAAP, management made certain adjustments as required by U.S. GAAP which caused the net asset value for purposes of these financial statements to differ from the net asset value used to process shareholder transactions as of the date of these financial statements. As a result, the net asset value decreased by $0.01 from $11.29 to $11.28.

(c)	Total returns are for the periods indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the periods. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return increased from 9.64% to 9.74%.

(e)	Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return decreased from 14.29% to 14.18%.
(f)	Annualized.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See accompanying Notes to Financial Statements.

Annual Report – April 30, 2018	43

Seafarer Funds	Notes to Financial Statements

April 30, 2018

NOTES TO FINANCIAL STATEMENTS

1. Organization

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund (individually a “Fund” and collectively, the “Funds”). The Seafarer Overseas Growth and Income Fund seeks to provide long-term capital appreciation along with some current income; it also seeks to mitigate adverse volatility in returns as a secondary objective. The Seafarer Overseas Value Fund seeks to provide long-term capital appreciation. The Funds each offer Investor Class and Institutional Class shares.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation

Each Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and exchange traded funds, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange but before the close of the NYSE, such that the securities’ value would likely change. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). Each Fund uses a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers that inform each Fund when to use the fair valuation model.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Corporate bonds and convertible bonds are valued using market models that

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Seafarer Funds	Notes to Financial Statements

April 30, 2018

consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Publicly traded foreign government debt securities and foreign corporate bonds are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when the Trust’s Valuation Committee believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Certain foreign countries impose a tax on capital gains which is accrued by each Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Such inputs are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are developed based on the information available and the reporting entity’s best efforts to interpret such information.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Annual Report – April 30, 2018	45

Seafarer Funds	Notes to Financial Statements

April 30, 2018

The following is a summary of the inputs used to value each Fund as of April 30, 2018:

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Seafarer Overseas Growth and Income Fund
Common Stocks
China / Hong Kong	$24,892,816	$553,780,240	$–	$578,673,056
Hungary	–	113,583,208	–	113,583,208
India	120,156,000	89,783,359	–	209,939,359
Indonesia	–	105,749,126	–	105,749,126
Japan	–	38,995,086	–	38,995,086
Malaysia	–	12,104,902	–	12,104,902
Poland	–	79,382,347	–	79,382,347
Singapore	–	242,204,321	–	242,204,321
South Africa	–	104,546,682	–	104,546,682
South Korea	22,658,115	447,831,870	–	470,489,985
Taiwan	18,330,614	285,267,283	–	303,597,897
Vietnam	–	26,333,506	–	26,333,506
Other	195,492,572	–	–	195,492,572
Preferred Stocks
South Korea	–	103,372,209	–	103,372,209
Other	51,450,000	–	–	51,450,000
Corporate Bond - Foreign Currency	$–	$40,045,236	$–	$40,045,236
Corporate Bond - USD	–	9,600,000	–	9,600,000
Government Bond, Medium/Long-term - Foreign Currency	–	56,384,565	–	56,384,565
Government Bond, Short-term - USD and Foreign Currency	–	78,667,614	–	78,667,614
Total	$432,980,117	$2,387,631,554	$–	$2,820,611,671

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Seafarer Overseas Value Fund
Common Stocks
China / Hong Kong	$1,928,525	$9,620,366	$–	$11,548,891
Philippines	–	347,818	–	347,818
Singapore	–	2,442,116	–	2,442,116
South Korea	–	902,483	–	902,483

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Seafarer Funds	Notes to Financial Statements

April 30, 2018

Taiwan	–	622,786	–	622,786
United Arab Emirates	–	835,431	–	835,431
Vietnam	–	1,098,128	–	1,098,128
Other	4,039,096	–	–	4,039,096
Total	$5,967,621	$15,869,128	$–	$21,836,749

(a)	For detailed descriptions of securities by country, see the accompanying Portfolio of Investments.

The Funds recognize transfers between levels as of the end of the period. For the year ended April 30, 2018, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Seafarer Overseas Growth and Income Fund	Level 1 - Quoted and Unadjusted Prices		Level 2 - Other Significant Observable Inputs
	Transfer In	Transfers (Out)	Transfer In	Transfers (Out)
Common Stocks	$–	$(1,717,217,108)	$1,717,217,108	$–
Total	$–	$(1,717,217,108)	$1,717,217,108	$–

Seafarer Overseas Value Fund	Level 1 - Quoted and Unadjusted Prices		Level 2 - Other Significant Observable Inputs
	Transfer In	Transfers (Out)	Transfer In	Transfers (Out)
Common Stocks	$–	$(14,987,749)	$14,987,749	$–
Total	$–	$(14,987,749)	$14,987,749	$–

Each Fund utilizes a fair value evaluation service with respect to international securities with an earlier market closing than the Fund’s net asset value computation cutoff. When events trigger the use of the fair value evaluation service on a reporting period date, it results in certain securities transferring from a Level 1 to a Level 2 classification. The transfer amounts disclosed in the table above represent the value of the securities as of April 30, 2018 transferred in/(out) of Level 1 and Level 2 during the reporting year that were also held at April 30, 2017. The above transfers from Level 1 to Level 2 also include securities that were not able to obtain a closing market price due to an inactive market to trade.

Investment Transactions and Investment Income

Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income are allocated daily to each share class in proportion to its average daily net assets.

Cash Management Transactions

Each of the Funds subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign Currency, at value. As of April 30, 2018, the Funds had the following cash balances participating in the BBH CMS:

Fund
Seafarer Overseas Growth and Income Fund	$210,380,801
Seafarer Overseas Value Fund	3,593,250

Annual Report – April 30, 2018	47

Seafarer Funds	Notes to Financial Statements

April 30, 2018

As of April 30, 2018, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Seafarer Overseas Growth and Income Fund	$–
Seafarer Overseas Value Fund	–

Foreign Securities

The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts

Each Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of a contract is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses

Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on the average daily net assets of each fund.

Fund and Class Expenses

Expenses that are specific to a Fund or class of shares of a Fund, including shareholder servicing fees, are charged directly to that Fund or share class. Expenses that are common to all Funds are generally allocated among the Funds in proportion to their average daily net assets.

Offering Costs

Offering costs, including costs of printing initial prospectuses, legal and registration fees, are being amortized over twelve months from the inception date of the Seafarer Overseas Value Fund. Amounts amortized during the year ended April 30, 2018 for the Seafarer Overseas Value Fund are shown on the Statements of Operations. As of April 30, 2018, all offering costs have been amortized for the Seafarer Overseas Value Fund.

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Seafarer Funds	Notes to Financial Statements

April 30, 2018

Federal Income Taxes

Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders

In general, the Seafarer Overseas Growth and Income Fund’s policy is to distribute to its shareholders substantially all net investment income, paid out via two semi-annual dividends, in June and December. The Seafarer Overseas Value Fund’s policy is to distribute to its shareholders substantially all net investment income via one annual dividend in December. It is also each Fund’s policy to distribute annually all net realized short-term and long-term capital gains, if any, after offsetting any capital loss carryovers. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. Each Fund may make additional distributions if Seafarer Capital Partners, LLC (the “Adviser”) believes doing so may be necessary for the Fund to avoid or reduce taxes.

3. Tax Basis Information

Reclassifications

As of April 30, 2018, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to organizational costs, equalization, PFICs and foreign currency. The reclassifications were as follows:

	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Seafarer Overseas Growth and Income Fund	$6,375,277	$(5,214,040)	$(1,161,237)
Seafarer Overseas Value Fund	$7,586	$(8,533)	$947

Annual Report – April 30, 2018	49

Seafarer Funds	Notes to Financial Statements

April 30, 2018

Tax Basis of Investments

As of April 30, 2018, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Appreciation/ (Depreciation) on Foreign Currencies	Net Unrealized Appreciation
Seafarer Overseas Growth and Income Fund	$2,648,534,245	$334,769,669	$(162,692,243)	$(1,087,324)	$170,990,102
Seafarer Overseas Value Fund	20,828,984	2,743,760	(1,735,995)	(447)	1,007,318

Components of Distributable Earnings

As of April 30, 2018, components of distributable earnings were as follows:

Seafarer Overseas Growth and Income Fund
Accumulated net investment income	$2,805,167
Accumulated net realized gain	130,795,114
Net unrealized appreciation on investments	170,990,102
Total distributable earnings	$304,590,383

Seafarer Overseas Value Fund
Accumulated net investment income	$87,456
Accumulated net realized gain	62,777
Net unrealized appreciation on investments	1,007,318
Total distributable earnings	$1,157,551

Capital Losses

Capital Loss carryovers used during the fiscal year ended April 30, 2018 were as follows:

Fund	Amount
Seafarer Overseas Growth and Income Fund	$(18,700,308)
Seafarer Overseas Value Fund	(4)

Tax Basis of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain is recorded by a Fund.

50	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Notes to Financial Statements

April 30, 2018

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2018 was as follows:

	Ordinary Income	Long-Term Capital Gain
Seafarer Overseas Growth and Income Fund	$80,952,386	$6,334,481
Seafarer Overseas Value Fund	648,226	–

The tax character of distributions paid by the Funds for the fiscal year or period ended April 30, 2017 was as follows:

	Ordinary Income	Long-Term Capital Gain
Seafarer Overseas Growth and Income Fund	$27,085,171	$–
Seafarer Overseas Value Fund	62,391	–

4. Securities Transactions

The cost of purchases and proceeds from sales of securities excluding short-term securities during the fiscal year ended April 30, 2018 were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Seafarer Overseas Growth and Income Fund	$995,643,314	$627,703,901
Seafarer Overseas Value Fund	13,543,012	432,870

5. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Prior to August, 31, 2016, shares redeemed within 90 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. The redemption fee is reflected in the “Shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets. Effective August 31, 2016, the Funds no longer impose a redemption fee. For the year ended April 30, 2017, the Seafarer Overseas Growth and Income Fund retained redemption fees in the amount of $40,363 for the Investor Class and $49,013 for the Institutional Class. For the year ended April 30, 2018 the Funds retained no redemption fees.

6. Management and Related Party Transactions

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objectives, policies, limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the investment advisory agreement, the Funds, in the aggregate, pay the Adviser an annual management fee of 0.75% of the aggregate average daily net assets of the Funds up to $1.5 billion and 0.70% of the aggregate average daily net assets of the Funds over $1.5 billion. Each Fund pays the Adviser a monthly fee at the annual rate using the applicable management fee calculated based on the Fund’s pro rata share of the Funds’ combined average daily net assets. Prior to August 31, 2016, the Funds paid the Adviser an annual management

Annual Report – April 30, 2018	51

Seafarer Funds	Notes to Financial Statements

April 30, 2018

fee of 0.75% of the aggregate average daily net assets of the Funds. The management fee is paid on a monthly basis.

Effective September 1, 2014, the Adviser contractually agreed to limit certain Fund expenses (excluding brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.25% and 1.05% of the Funds’ average daily net assets in the Investor and Institutional share classes, respectively, through August 31, 2015. Effective September 1, 2015, the Adviser contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver / Expense Reimbursements (excluding brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Funds’ average daily net assets for the Investor and Institutional share classes respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2018. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Funds’ expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. The Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date of the waiver. This agreement may not be terminated or modified prior to August 31, 2018, except with the approval of the Funds’ Board. During the year ended April 30, 2018, the Adviser agreed that it will only seek to recoup waived management fees and will not recoup any reimbursed expenses. As of April 30, 2018, the Adviser has recouped all available waived management fees from the Seafarer Overseas Growth and Income Fund.

For the year ended April 30, 2018, the fee waivers and/or reimbursements were as follows for the Seafarer Overseas Value Fund:

Fund	Fees Waived/ Reimbursed By Adviser
Seafarer Overseas Value Fund
Investor Class	$2,019
Institutional Class	123,476

As of April 30, 2018, the balances of recoupable expenses for each class were as follows for the Funds:

Fund	Expires 2020	Expires 2021	Total
Seafarer Overseas Growth and Income Fund
Investor Class	$–	$–	$–
Institutional Class	–	–	–
Seafarer Overseas Value Fund
Investor Class	$1,168	1,723	$2,891
Institutional Class	34,396	108,082	142,478

Fund Administrator

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) (an affiliate of ALPS Distributors, Inc.) provides administrative, fund accounting and other services to the Funds under the Administration, Bookkeeping and Pricing Services Agreement with the Trust.

The Funds’ administrative fee is accrued on a daily basis and paid monthly. The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses. Administration fees paid by the Funds for the year ended April 30, 2018 are disclosed in the Statements of Operations.

52	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Notes to Financial Statements

April 30, 2018

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds (“Transfer Agent”). ALPS is paid an annual base fee per Fund and a fee based on the number of shareholder accounts. The Transfer Agent is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2018 are disclosed in the Statements of Operations.

Compliance Services

ALPS provides compliance services to the Funds under the Chief Compliance Officer Services Agreement with the Trust. ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in accordance with the requirements of Rule 38a-1 under the 1940 Act. ALPS is paid an annual base fee and is reimbursed for certain out-of-pocket expenses. Compliance service fees paid by the Funds for the year ended April 30, 2018 are disclosed in the Statements of Operations.

Principal Financial Officer

ALPS provides principal financial officer services to the Funds under the Principal Financial Officer Services Agreement with the Trust. Under this Agreement, ALPS is paid an annual base fee and is reimbursed for certain out-of-pocket expenses. Principal financial officer fees paid by the Funds for the year ended April 30, 2018 are disclosed in the Statements of Operations.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to the Distribution Agreement with the Trust. Under a side letter agreement, the Adviser pays ADI an annual base fee of $12,000 per Fund for the distribution services. The Adviser also reimburses ADI for certain out-of-pocket expenses. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of the Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Shareholder Service Plan for Investor Class and Institutional Class Shares

Each Fund has adopted a Shareholder Services Plan (a “Services Plan”) for each of its share classes. Under the Services Plan, each Fund is authorized to enter into shareholder service agreements with investment advisers, financial institutions and other service providers (“Participating Organizations”) to maintain and provide certain administrative and servicing functions in relation to the accounts of shareholders. Shareholder service arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, and disbursing cash dividends as well as other investment or administrative services required for the particular Participating Organizations’ products, programs, platform and accounts. The Services Plan will cause each Fund to pay an aggregate fee, not to exceed on an annual basis 0.15% and 0.05% of the average daily net asset value of the Investor and Institutional share classes, respectively. Such payments will be made on assets attributable to or held in the name of a Participating Organization, on behalf of its clients as compensation for providing service activities pursuant to an agreement with the Participating Organization. Any amount of such payment not paid to a Participating Organization during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable, after the end of the fiscal year. Shareholder service plan fees paid by the Funds for the year ended April 30, 2018 are disclosed in the Statements of Operations.

Annual Report – April 30, 2018	53

Seafarer Funds	Notes to Financial Statements

April 30, 2018

7. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under the applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

54	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Report of Independent Registered Public Accounting Firm

April 30, 2018

To the Shareholders and the Board of Trustees of Financial Investors Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund (the “Funds”), two of the funds constituting the Financial Investors Trust, as of April 30, 2018; the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for Seafarer Overseas Growth and Income Fund; the related statement of operations for the year ended April 30, 2018, and the statements of changes in net assets and financial highlights for the year ended April 30, 2018, and for the period from May 31, 2016 (commencement of operations) through April 30, 2017 for Seafarer Overseas Value Fund; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Seafarer Overseas Growth and Income Fund as of April 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Seafarer Overseas Value Fund as of April 30, 2018, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year ended April 30, 2018 and for the period from May 31, 2016 (commencement of operations) through April 30, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 26, 2018

We have served as the auditor of one or more investment companies advised by Seafarer Capital Partners, LLC since 2012.

Annual Report – April 30, 2018	55

Seafarer Funds	Additional Information

April 30, 2018 (Unaudited)

ADDITIONAL INFORMATION

1. Fund Holdings

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. Fund Proxy Voting Policies, Procedures and Summaries

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling toll-free (855) 732-9220 and (2) on the SEC’s website at http://www.sec.gov.

3. Tax Designations (Unaudited)

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2017:

	Dividends Received Deduction	Qualified Dividend Income
Seafarer Overseas Growth and Income Fund	0.00%	42.13%
Seafarer Overseas Value Fund	0.00%	9.52%

In early 2018, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2017 via Form 1099. The Funds will notify shareholders in early 2019 of amounts paid to them by the Funds, if any, during the calendar year 2018.

The Funds hereby designate the following numbers as long-term capital gain distributions:

Long Term Capital Gain Distributions
Seafarer Overseas Growth and Income Fund	$6,334,481
Seafarer Overseas Value Fund	$0

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

56	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Approval of Fund Advisory Agreement

April 30, 2018 (Unaudited)

DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AGREEMENT

On December 12, 2017, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and the Adviser (“Seafarer Capital Partners” or “Seafarer”), in accordance with Section 15(c) of the Investment Company Act of 1940, as amended. In renewing and approving the Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Seafarer Funds:

Investment Advisory Fee Rate

The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the Seafarer Overseas Growth and Income Fund (the “Growth and Income Fund”) and the Seafarer Overseas Value Fund (the “Value Fund”), to Seafarer of 0.75% of the aggregate average daily net assets of the Funds up to $1.5 billion and 0.70% of the aggregate average daily net assets of the Funds over $1.5 billion, in light of the extent and quality of the advisory services provided by Seafarer to the Funds.

The Board received and considered information including a comparison of each Fund’s contractual and actual management fees and overall expenses with those of funds in the expense group and universe of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual and actual management fee rate for the Institutional Class shares of each Seafarer Fund was below the average and median contractual and actual management fee rates of the Data Provider’s peer group median.

Total Expense Ratios

Based on such information, the Trustees further reviewed and considered the total expense ratio (after waivers) of 0.929% for the Institutional Class of the Growth and Income Fund and 1.050% for the Institutional Class of the Value Fund. The Trustees noted that each Fund’s total expense ratio (after waivers) was below the total expense ratios of the Data Provider’s universe average (after waivers).

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement

The Trustees received and considered information regarding the nature, extent, and quality of services provided to the Growth and Income Fund and the Value Fund under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Seafarer in its presentation, including its Form ADV.

The Trustees reviewed and considered Seafarer’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Seafarer. The Trustees also reviewed the research and decision-making processes utilized by Seafarer, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of each Fund.

The Trustees considered the background and experience of Seafarer’s management in connection with each Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of each Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Seafarer’s insider trading policies and procedures and its Code of Ethics.

Performance

The Trustees reviewed performance information for the Institutional Classes of the Seafarer Funds for the 1-year, 2-year, 3-year, 4-year, 5-year and since inception periods ended September 30, 2017, as applicable. That review included a comparison of each Fund’s performance to the performance universe average of a group of funds selected by the Data Provider. The Trustees noted the performance of the Growth and Income Fund was below the universe average for the 1-year and 2-year

Annual Report – April 30, 2018	57

Seafarer Funds	Approval of Fund Advisory Agreement

April 30, 2018 (Unaudited)

periods ended September 30, 2017 and above the universe average for the 3-year, 4-year, 5-year and since inception periods ended September 30, 2017. The Trustees also noted that the performance of the Value Fund was above the universe average for the 1-year and since inception periods ended September 30, 2017. The Trustees also considered Seafarer’s discussion of each Fund’s underlying portfolio diversification categories, its top contributors and top detractors, as well as Seafarer’s performance and reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts

The Trustees noted certain information provided by Seafarer regarding fees charged to other Seafarer clients and considered Seafarer’s statements indicating that there were no clients with investment mandates directly comparable to Seafarer Funds.

Profitability

The Trustees received and considered a retrospective and projected profitability analysis prepared by Seafarer based on the fees payable under the Investment Advisory Agreement with respect to the Seafarer Funds. The Trustees considered the profits, if any, anticipated to be realized by Seafarer in connection with the operation of the Seafarer Funds. The Board then reviewed Seafarer’s unaudited financial statements, including income statements for the year ended December 31, 2016 and the 6-month period ended June 30, 2017 and balance sheets for the same periods in order to analyze the financial condition and stability and profitability of Seafarer.

Economies of Scale

The Trustees considered whether economies of scale in the provision of services to the Seafarer Funds will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser

The Trustees reviewed and considered any other incidental benefits derived or to be derived by Seafarer from its relationship with the Seafarer Funds, including whether soft dollar arrangements were used.

In renewing Seafarer as the investment adviser to the Seafarer Funds and renewing the Investment Advisory Agreement and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual and actual management fee rate for the Institutional Class shares of each Seafarer Fund was below the average and median contractual and actual management fee rates of the Data Provider’s peer group median;

●	the total expense ratios (after waivers) of 0.929% for the Institutional Class of the Growth and Income Fund and 1.050% for the Institutional Class of the Value Fund were below the total expense ratios of the Data Provider’s universe average (after waivers);

●	the nature, extent, and quality of services rendered by Seafarer under the Investment Advisory Agreement with respect to the Seafarer Funds were adequate;

●	the performance of the Institutional Class of the Growth and Income Fund was below the universe average for the 1-year and 2-year periods ended September 30, 2017 and above the universe average for the 3-year, 4-year, 5-year and since inception periods ended September 30, 2017; and the performance of the Institutional Class of the Value Fund was above the universe average for the 1-year and since inception periods ended September 30, 2017;

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable

58	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Approval of Fund Advisory Agreement

April 30, 2018 (Unaudited)

to Seafarer’s other clients were not indicative of any unreasonableness with respect to the advisory fees payable by the Seafarer Funds;

●	the profit, if any, realized by Seafarer in connection with the operation of the Seafarer Funds is not unreasonable to the Funds; and

●	there were no material economies of scale or other incidental benefits accruing to Seafarer in connection with its relationship with the Seafarer Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Seafarer’s compensation for investment advisory services is consistent with the best interests of each Seafarer Fund and its shareholders.

Annual Report – April 30, 2018	59

Seafarer Funds	Trustees and Officers

April 30, 2018 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-732-9220.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	32	Ms. Anstine is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co- Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	32	Mr. Deems is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (9 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

60	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Trustees and Officers

April 30, 2018 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. He served as Director of University of Colorado Hospital from 2008 to 2016. He was from 1994 to 2007 a Regent of the University of Colorado.	32	Mr. Rutledge is a Trustee of Principal Real Estate Fund (1 fund), Clough Global Dividend and Income Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	32	None.

Annual Report – April 30, 2018	61

Seafarer Funds	Trustees and Officers

April 30, 2018 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee and President	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) and ALPS Advisors, Inc. (“AAI”), and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	32	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All- Star Growth Fund, Inc. (1 fund); Trustee of ALPS ETF Trust (21 funds).

62	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Trustees and Officers

April 30, 2018 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., ALPS Series Trust and Elevation ETF Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.
Karen S. Gilomen, 1970	Secretary	Ms. Gilomen was elected Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.	Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of Clough Funds Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Elevation ETF Trust, Index Funds, Reality Shares ETF Trust and Reaves Utility Income Fund.
Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.

Annual Report – April 30, 2018	63

Seafarer Funds	Trustees and Officers

April 30, 2018 (Unaudited)

OFFICERS (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Alan Gattis, 1980	Assistant Treasurer	Mr. Gattis was elected Assistant Treasurer of the Trust at the September 13, 2016 meeting of the Board of Trustees	Mr. Gattis joined ALPS in 2011 and is currently Vice President and Fund Controller of ALPS. Prior to joining ALPS, Mr. Gattis was an Auditor at Spicer Jeffries LLP (2009 through 2011) and an Auditor at PricewaterhouseCoopers LLP (2004 - 2009). Because of his position with ALPS, Mr. Gattis is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gattis is also Assistant Treasurer of ALPS Series Trust and Elevation ETF Trust.
Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008- 2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of ALPS ETF Trust and Principal Real Estate Fund.
Jennifer Craig, 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and ALPS Series Trust.
Sareena Khwaja- Dixon, 1980	Assistant Secretary	Ms. Khwaja- Dixon was elected Assistant Secretary of the Trust at the December 12, 2017 meeting of the Board of Trustees.	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc., and Assistant Secretary of Clough Funds Trust, Clough Dividend and Income Fund, Clough Global Opportunities Fund and Clough Global Equity Fund.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex includes all series of the Trust (currently 32) and any other investment companies for which any Trustee serves as trustee for and which Seafarer Capital Partners, LLC provides investment advisory services (currently none).

64	(855) 732-9220 seafarerfunds.com

Seafarer Funds	Privacy Policy

April 30, 2018 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and account transactions
● Account balances and transaction history
● Wire transfer instructions
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share:	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Annual Report – April 30, 2018	65

Seafarer Funds	Privacy Policy

April 30, 2018 (Unaudited)

Who We Are
Who is providing this notice?	Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund.

What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you
● open an account
● provide account information or give us your contact information
● make a wire transfer or deposit money
Why can't I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes-information about your creditworthiness
● affiliates from using your information to market to you
● sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.

● The Funds do not jointly market.

Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

66	(855) 732-9220 seafarerfunds.com

Page Intentionally Left Blank

VULCAN
VALUE
PARTNERS

VULCAN VALUE PARTNERS FUND
VULCAN VALUE PARTNERS SMALL CAP FUND

APRIL 30, 2018
ANNUAL REPORT

CONTENTS	PAGE
Shareholder Letter	1
Fund Overview
Vulcan Value Partners Fund	5
Vulcan Value Partners Small Cap Fund	8
Disclosure of Fund Expenses
Vulcan Value Partners Fund	7
Vulcan Value Partners Small Cap Fund	10
Statements of Investments
Vulcan Value Partners Fund	11
Vulcan Value Partners Small Cap Fund	14
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets
Vulcan Value Partners Fund	20
Vulcan Value Partners Small Cap Fund	21
Financial Highlights
Vulcan Value Partners Fund	22
Vulcan Value Partners Small Cap Fund	24
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	35
Disclosure Regarding Approval of Fund Advisory Agreements	36
Additional Information	39
Trustees and Officers	40
Privacy Policy	45

www.vulcanvaluepartners.com

Shareholder Letter

April 30, 2018 (Unaudited)

Annual Shareholder Letter 04.30.2018

Vulcan Value Partners Fund returned 12.72% versus 7.50% for the Russell 1000 Value and 13.27% for the S&P 500 for the year ended April 30, 2018. The Vulcan Value Partners Small Cap Fund returned 3.08% versus 6.53% for the Russell 2000 Value and 11.54% for the Russell Value 2000 for the year ended April 30, 2018. As we have often said, we place no weight on short-term results, good or bad, and neither should you. In fact, we have made and will continue to make decisions that could negatively impact short-term performance when we think we can improve our long-term returns and mitigate risk. We encourage you to place more weight on our longer-term historical results and a great deal of weight on our long-term prospects.

Past performance does not guarantee future results.

The current market environment is giving us few opportunities to deploy capital with an acceptable margin of safety. We do not know how long this environment will last or if it will get worse before it gets better. While we would prefer to always be ahead of the benchmarks, we will not violate our investment discipline in order to do so. Current market conditions creating a difficult environment for us near term include record low volatility, and growth continuing its record outperformance compared to value. However, we are pleased with the solid value growth of the companies in our portfolio and welcome the recent market volatility that allowed us to redeploy capital.

We generally define material contributors and detractors as companies having a greater than 1% impact on the portfolio.

Vulcan Value Partners Large Cap Fund Review

In the discussion that follows, we highlight a few holdings in the Vulcan Value Partners Fund. Material contributors included Mastercard, Visa, Boeing and AmerisourceBergen. There were no material detractors.

Visa continues to benefit from its integration of Visa Europe and robust growth in the company’s global transaction volumes and data processing revenues. Global spending is accelerating and Visa is capturing an increased share of consumer’s wallets from cash and checks, a trend that has expanded with the growth of e-commerce. The company is at the nexus of a massive global network, and it continues to work with Mastercard to create a universal QR code-based payment system. Visa is also dominant in fraud security, which enhances the company’s value proposition for both merchants and end consumers.

Mastercard’s estimated value continues to compound, along with its stock price. It has grown steadily, and we are pleased with its performance.

We purchased Airbus SE during the period. Airbus and Boeing are a global duopoly in commercial aviation. Also, both are leaders in the defense industry. As you know, we have owned Boeing in the fund for quite some time, but we sold it during the third quarter of 2017 as its stock price reached our estimate of fair value. Airbus’ financial results remind us of where Boeing was two years ago. Both companies have approximately seven years of commercial backlog, which will keep their factories in production for years to come. However, Airbus is ramping up production

Annual Report | April 30, 2018	1

Shareholder Letter

April 30, 2018 (Unaudited)

and making progress on bringing its cost curve down with greater economies of scale. As production increases and costs fall, Airbus’ reported earnings, and much more importantly, free cash flow should expand dramatically.

Facebook Inc., another new purchase, has been on our MVP list for many years. When it first went public, it did not have nearly the mobile presence it does now. It was unclear if Facebook was going to develop a search engine alternative to compete directly with Google or continue to focus on connections among its users. Since the initial public offering, we have watched Facebook mature into a company focused on connections, avoid direct competition with Google in search, and develop its mobile presence. We believe their network of over two billion users creates data that is a powerful asset and that it will continue to attract a large amount of advertising spending. They have generated an extremely robust free cash flow coupon that has grown significantly over the past five years to a current run-rate of well over $20 billion. Facebook has healthy returns on capital, strong and stable margins, and net cash on the balance sheet. We are pleased that the recent volatility resulting from regulatory and privacy concerns has enabled us to follow our discipline and deploy capital into this quality business at an attractive discount to our estimate of intrinsic value(1).

AmerisourceBergen is in the drug distribution and wholesale space, and along with McKesson and Cardinal Health, these companies have an oligopoly with a combined 85% market share. Their business is managing the logistics of distributing pharmaceuticals and over-the-counter products to the large pharmacy chains, independent pharmacies, hospitals, physician clinics, and nursing homes. Scale, high regulatory barriers for others to enter the space, and a robust supply chain are strong competitive advantages for these companies. The industry has enjoyed very good growth over the years, largely because of the shift to generic pharmaceuticals. These substitutions came with a higher margin for the distributors, but as the generics trend has matured, top line growth has slowed. During the period, generic deflation was stronger than expected, which drove the stock price down and allowed us to add to our position. Also, the possibility of Amazon entering the pharmacy space has weighed on the industry. We believe, however, that even if Amazon does enter the space, we have valued these companies appropriately, and we also believe that generic deflation will moderate in the future.

During the fourth quarter of 2017, CVS Health announced that it was acquiring Aetna. We believe this transaction has the potential to strengthen CVS Health’s already competitive position. The market seems to believe that the transaction is a defensive response to Amazon. While the merger would make entry for Amazon more challenging, it is an offensive move to improve health outcomes. CVS believes that they can “bend the medical cost curve” by lowering hospital readmission rates. Their thesis is that a complete medication review with patients immediately after leaving the hospital and regular follow-up calls from a local pharmacist could lower readmission rates from 20% to 10%. The merger would make them the only company with both the patient data and the pharmacist network necessary to offer this service. In our opinion, the market is penalizing CVS because of short-term earnings disruption from this acquisition and ignoring the benefits that should accrue to long-term investors. We are happy to own CVS at these prices.

2	www.vulcanvaluepartners.com

Shareholder Letter

April 30, 2018 (Unaudited)

Vulcan Value Partners Small Cap Fund Review

In the discussion that follows, we highlight a few holdings in the Vulcan Value Partners Small Cap Fund. Material contributors included Jones Lang LaSalle and Credit Acceptance Corporation. Criteo SA was a material detractor.

Jones Lang LaSalle was our top contributor over the period. Our estimated value has compounded nicely since our initial purchase. Jones Lang LaSalle’s push into property management has created more stability in profit and provided a substantial long-term growth opportunity. Slowing acquisition activity, a more rational cost structure implemented by management, and the recent passing of the Tax Cuts and Jobs Act have contributed to Jones Lang LaSalle’s higher stock price and intrinsic value. Sleep Number’s underlying business continues to be strong, free cash flow is at record levels, and management is rapidly buying back shares. Its stock price has been volatile, giving us the ability to follow our process by taking advantage of price fluctuations.

Credit Acceptance Corporation has been on our MVP list for some time, and with a recent deep dive into the business, we were excited to purchase it this period. The company provides auto loans to borrowers at the lower end of the credit spectrum distributed through a network of 10,000 dealers in the U.S. Over the past fifteen years, the company has grown earnings per share at a rate of 26% and achieved an average return on equity(2) of 28%, demonstrating its strong economics and competitive advantages. The company’s biggest competitive advantage is the unique way in which it structures loans. The structure aligns incentives with their dealer network by providing the dealers the opportunity to earn back end payments dependent on loan performance. This opportunity for future payments allows Credit Acceptance Corporation to achieve a greater margin of safety as the dealer is only advanced enough of the loan to earn a small profit at the time of sale. Credit Acceptance Corporation’s approach has led to strong underwriting results and stable performance during difficult periods in the cycle.

Ibstock, a new purchase during the period, is a U.K.-based company that manufactures clay bricks and concrete products. It mostly serves customers in the U.K. (80%), but also in the U.S. (20%), with Glen-Gery being the brand in the U.S. The three largest brick makers control 90% of the U.K. market, with Ibstock holding about half of that 90%. Moreover, it has been decades since there has been a new entrant into the U.K. market. U.K. building regulations either favor or mandate brick, so substitution risk is low and it takes years to add capacity. We like that the company has rational competition as well as solid growth and pricing. We believe the experienced management team has been disciplined with capital allocation and production, allowing them to prosper while some of their weaker competitors have floundered.

Criteo, a company we purchased and exited during the period, was a mistake. We define a potential mistake as a company whose value has not grown or has declined within two years after purchase. Following our discipline, we exited the position. Criteo is a digital marketing company specializing in digital ad placement. Its primary competitor, Conversant, was a great investment for us. At the time of purchase, we quantified the negative impact Apple’s new operating system would have on Criteo’s results, and when compared to the actual impact, it turned out to be more adverse than we or the company anticipated. As a result, Criteo’s value was less stable than we previously thought, so we exited the position.

Annual Report | April 30, 2018	3

Shareholder Letter

April 30, 2018 (Unaudited)

Closing

We welcome the recent market volatility that allowed us to improve the margin of safety for our portfolios. We appreciate the confidence you have placed in us. Your stable capital, invested alongside our own stable capital provides a foundation that allows us to make sound, long-term investment decisions that mitigate risk and provide the opportunity to achieve superior long-term results. You, our client-partners, are one of our most important competitive advantages.

C.T. Fitzpatrick

Chief Executive Officer

Vulcan Value Partners, LLC

Past performance does not guarantee future results. The Funds’ prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Funds’ prospectus. Please call 877.421.5078 to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The views of the Vulcan Value Partners, LLC and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Vulcan Value Partners, LLC nor the Funds accept any liability for losses either direct or consequential caused by the use of this information.

The Funds are distributed by ALPS Distributors, Inc.

The Funds are subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Funds may not achieve their objectives.

Diversification does not eliminate the risk of experiencing investment losses.

(1)	Intrinsic value is the perceived or calculated value of a company, including tangible and intangible factors, using fundamental analysis. Also called the true value, the intrinsic value may or may not be the same as the current market value.

(2)	Return on equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation's profitability by revealing how much profit a company generates with the money shareholders have invested.

4	www.vulcanvaluepartners.com

Fund Overview

April 30, 2018 (Unaudited)

VULCAN VALUE PARTNERS FUND

Annualized Total Returns (as of 4/30/18)

						Expense Ratios(1)
	6 Month	1 Year	3 Year	5 Year	Since Inception*	Total	Net(2)
Vulcan Value Partners Fund	7.70%	12.72%	6.27%	11.44%	12.70%	1.07%	1.07%
S&P 500® Total Return Index(3)	3.82%	13.27%	10.57%	12.96%	13.14%
Russell 1000® Value Index(4)	1.94%	7.50%	7.66%	10.52%	11.83%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Fund inception date of 12/30/09.

(1)	Ratios as of the Prospectus dated August 31, 2017 and may differ from the ratios presented in the Financial Highlights.
(2)	Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through August 31, 2018. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Fund will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fees or expenses were foregone or reimbursed. The Adviser may not discontinue or modify this waiver prior to August 31, 2018 without the approval by the Fund’s Board of Trustees.
(3)	The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.
(4)	The Russell 1000® Value Index is presented here as an additional index, and measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Annual Report | April 30, 2018	5

Fund Overview

April 30, 2018 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended April 30, 2018)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)*

Top Ten Holdings (as a % of Net Assets)*

Oracle Corp.	8.45%
National Oilwell Varco, Inc.	6.32%
CVS Health Corp.	5.31%
Skyworks Solutions, Inc.	4.85%
Qorvo, Inc.	4.36%
McKesson Corp.	4.02%
Swiss Re AG	4.00%
Visa, Inc.	3.91%
Mastercard, Inc.	3.84%
State Street Corp.	3.80%
Top Ten Holdings	48.86%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

6	www.vulcanvaluepartners.com

Disclosure of Fund Expenses

April 30, 2018 (Unaudited)

As a shareholder of the Vulcan Value Partners Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other fund operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2017 and held until April 30, 2018.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table below is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vulcan Value Partners Fund

	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expense Ratio(a)	Expenses Paid During period 11/1/17 - 4/30/18(b)
Actual	$1,000.00	$1,077.00	1.07%	$ 5.51
Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	1.07%	$ 5.36

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

Annual Report | April 30, 2018	7

Fund Overview

April 30, 2018 (Unaudited)

VULCAN VALUE PARTNERS SMALL CAP FUND

Annualized Total Returns (as of 4/30/18)

						Expense Ratios(1)
	6 Month	1 Year	3 Year	5 Year	Since Inception*	Total	Net(2)
Vulcan Value Partners Small Cap Fund	1.32%	3.08%	6.09%	8.95%	13.53%	1.27%	1.27%
Russell 2000® Value Index(3)	0.94%	6.53%	9.27%	10.36%	11.62%
Russell 2000® Index(4)	3.27%	11.54%	9.64%	11.74%	12.78%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

Returns for periods less than 1 year are cumulative.

*	Fund inception date of 12/30/09.

(1)	Ratios as of the Prospectus dated August 31, 2017 and may differ from the ratios presented in the Financial Highlights.
(2)	Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through August 31, 2018. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Fund will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fees or expenses were foregone or reimbursed. The Adviser may not discontinue or modify this waiver prior to August 31, 2018 without the approval by the Fund’s Board of Trustees.
(3)	The Russell 2000® Value Index is presented here as an additional index, and measures the performance of small-cap value segment of the U.S.equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.
(4)	The Russell 2000® Index is presented here as an additional index, and measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

8	www.vulcanvaluepartners.com

Fund Overview

April 30, 2018 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended April 30, 2018)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)*

Top Ten Holdings (as a % of Net Assets)*

Jones Lang LaSalle, Inc.	6.56%
Axis Capital Holdings, Ltd.	6.10%
Aspen Insurance Holdings, Ltd.	5.69%
Select Comfort Corp.	4.28%
Navigators Group, Inc.	4.22%
ACI Worldwide, Inc.	4.10%
Ibstock PLC	3.89%
Howden Joinery Group PLC	3.28%
Acuity Brands, Inc.	3.21%
WESCO International, Inc.	3.13%
Top Ten Holdings	44.46%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2018	9

Disclosure of Fund Expenses

April 30, 2018 (Unaudited)

As a shareholder of the Vulcan Value Partners Small Cap Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other fund operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2017 and held until April 30, 2018.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table below is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vulcan Value Partners Small Cap Fund

	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expense Ratio(a)	Expenses Paid During period 11/1/17 - 4/30/18(b)
Actual	$1,000.00	$1,013.20	1.23%	$ 6.14
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	1.23%	$ 6.16

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181)/365 (to reflect the half-year period).

10	www.vulcanvaluepartners.com

Vulcan Value Partners Fund	Statement of Investments

April 30, 2018

	Shares	Value (Note 2)
COMMON STOCKS (97.49%)
Basic Materials (0.17%)
Chemicals (0.17%)
Axalta Coating Systems, Ltd.(a)	73,727	$2,278,164

TOTAL BASIC MATERIALS		2,278,164

Communications (6.23%)
Internet (6.23%)
Alphabet, Inc., Class C(a)	48,656	49,499,209
Facebook, Inc., Class A(a)	188,312	32,389,664
		81,888,873

TOTAL COMMUNICATIONS		81,888,873

Consumer, Cyclical (6.96%)
Lodging (3.08%)
Hilton Worldwide Holdings, Inc.	513,846	40,511,619

Retail (3.88%)
AutoZone, Inc.(a)	44,266	27,645,002
O’Reilly Automotive, Inc.(a)	91,051	23,315,430
		50,960,432

TOTAL CONSUMER, CYCLICAL		91,472,051

Consumer, Non-cyclical (19.02%)
Commercial Services (3.93%)
Moody’s Corp.	82,209	13,334,300
S&P Global, Inc.	136,878	25,815,191
Sabre Corp.	605,748	12,502,638
		51,652,129

Healthcare Services (4.53%)
Aetna, Inc.	234,409	41,970,931
Anthem, Inc.	74,152	17,499,131
		59,470,062

Pharmaceuticals (10.56%)
AmerisourceBergen Corp.	499,312	45,227,681
Cardinal Health, Inc.	635,212	40,761,554
McKesson Corp.	338,285	52,843,500
		138,832,735

TOTAL CONSUMER, NON-CYCLICAL		249,954,926

Annual Report | April 30, 2018	11

Statement of Investments	Vulcan Value Partners Fund

April 30, 2018

	Shares	Value (Note 2)
Energy (6.32%)
Oil & Gas Services (6.32%)
National Oilwell Varco, Inc.	2,149,678	$83,128,048

TOTAL ENERGY		83,128,048

Financial (26.42%)
Banks (9.24%)
Bank of New York Mellon Corp.	712,086	38,815,808
Northern Trust Corp.	306,095	32,675,641
State Street Corp.	500,235	49,913,448
		121,404,897

Diversified Financial Services (7.74%)
Mastercard, Inc., Class A	282,928	50,437,575
Visa, Inc., Class A	404,776	51,357,979
		101,795,554

Insurance (8.91%)
Axis Capital Holdings, Ltd.	582,647	34,201,379
Everest Re Group, Ltd.	130,619	30,391,122
Swiss Re AG	550,249	52,559,607
		117,152,108

Real Estate (0.53%)
CBRE Group, Inc., Class A(a)	153,347	6,948,153

TOTAL FINANCIAL		347,300,712

Industrial (9.40%)
Aerospace & Defense (3.54%)
Airbus SE	395,912	46,567,280

Miscellaneous Manufacturing (2.93%)
Parker-Hannifin Corp.	234,187	38,551,864

Transportation (2.93%)
United Parcel Service, Inc., Class B	338,659	38,437,796

TOTAL INDUSTRIAL		123,556,940

Pharmaceuticals (5.31%)
Pharmacy Services (5.31%)
CVS Health Corp.	999,606	69,802,487

TOTAL PHARMACEUTICALS		69,802,487

12	www.vulcanvaluepartners.com

Vulcan Value Partners Fund	Statement of Investments

April 30, 2018

	Shares	Value (Note 2)
Technology (17.66%)
Semiconductors (9.21%)
Qorvo, Inc.(a)	850,124	$57,298,358
Skyworks Solutions, Inc.	734,744	63,746,389
		121,044,747

Software (8.45%)
Oracle Corp.	2,433,194	111,123,970

TOTAL TECHNOLOGY		232,168,717

TOTAL COMMON STOCKS
(Cost $1,050,911,009)		1,281,550,918

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.52%)
Money Market Fund (1.52%)
Dreyfus Treasury Prime Cash Management Fund, Institutional Shares	1.537%	19,922,860	19,922,860

TOTAL SHORT TERM INVESTMENTS
(Cost $19,922,860)			19,922,860

TOTAL INVESTMENTS (99.01%)
(Cost $1,070,833,869)			$1,301,473,778

Other Assets In Excess Of Liabilities (0.99%)			13,044,810

NET ASSETS (100.00%)			$1,314,518,588

(a)	Non-Income Producing Security.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2018	13

Statement of Investments	Vulcan Value Partners Small Cap Fund

April 30, 2018

	Shares	Value (Note 2)
COMMON STOCKS (96.36%)
Basic Materials (0.77%)
Chemicals (0.77%)
Versum Materials, Inc.	262,750	$9,243,545

TOTAL BASIC MATERIALS		9,243,545

Communications (2.80%)
Internet (2.80%)
Despegar.com Corp.(a)	1,141,406	33,511,680

TOTAL COMMUNICATIONS		33,511,680

Consumer, Cyclical (21.06%)
Distribution/Wholesale (4.87%)
Ahlsell AB	3,483,156	20,843,288
WESCO International, Inc.(a)	627,676	37,378,106
		58,221,394

Home Furnishings (10.28%)
Howden Joinery Group PLC	5,979,364	39,240,954
Select Comfort Corp.(a)	1,806,550	51,197,627
Tempur Sealy International, Inc.(a)	728,271	32,590,127
		123,028,708

Housewares (2.61%)
Tupperware Brands Corp.	700,800	31,227,648

Office Furnishings (1.96%)
Herman Miller, Inc.	765,099	23,488,539

Retail (1.34%)
Halfords Group PLC	3,072,283	16,021,774

TOTAL CONSUMER, CYCLICAL		251,988,063

Consumer, Non-cyclical (13.73%)
Commercial Services (10.75%)
Sabre Corp.	1,747,231	36,062,848
Savills PLC	2,638,132	35,683,586
ServiceMaster Global Holdings, Inc.(a)	476,904	24,131,342
Sotheby’s(a)	621,074	32,792,707
		128,670,483

14	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statement of Investments

April 30, 2018

	Shares	Value (Note 2)
Consumer, Non-cyclical (continued)
Food - Flour & Grain (2.98%)
Ebro Foods SA, ADR	1,482,378	$35,606,720

TOTAL CONSUMER, NON-CYCLICAL		164,277,203

Financial (30.36%)
Diversified Financial Services (3.05%)
Credit Acceptance Corp.(a)	58,064	19,209,894
Virtus Investment Partners, Inc.	149,889	17,289,696
		36,499,590

Insurance (18.67%)
Aspen Insurance Holdings, Ltd.	1,605,154	68,138,787
Axis Capital Holdings, Ltd.	1,242,782	72,951,303
Everest Re Group, Ltd.	136,405	31,737,351
Navigators Group, Inc.	894,387	50,532,866
		223,360,307

Real Estate (6.56%)
Jones Lang LaSalle, Inc.	463,060	78,493,301

REITS (2.08%)
Outfront Media, Inc.	1,324,991	24,843,581

TOTAL FINANCIAL		363,196,779

Industrial (19.38%)
Building Materials (3.89%)
Ibstock PLC	11,360,200	46,512,143

Electrical Components & Equipment (3.21%)
Acuity Brands, Inc.	320,609	38,399,340

Electronics (5.01%)
Ituran Location and Control, Ltd.	1,159,109	36,338,067
Woodward, Inc.	328,122	23,605,097
		59,943,164

Machinery-Diversified (1.35%)
Concentric AB	760,342	12,451,456
Lindsay Corp.	42,788	3,759,354
		16,210,810

Miscellaneous Manufacturing (4.96%)
Actuant Corp., Class A	440,879	10,382,700
Carlisle Cos., Inc.	280,602	30,229,253

Annual Report | April 30, 2018	15

Statement of Investments	Vulcan Value Partners Small Cap Fund

April 30, 2018

	Shares	Value (Note 2)
Industrial (continued)
Miscellaneous Manufacturing (continued)
Crane Co.	207,930	$17,391,265
Donaldson Co., Inc.	29,975	1,326,694
		59,329,912

Transportation (0.96%)
Forward Air Corp.	212,586	11,477,518

TOTAL INDUSTRIAL		231,872,887

Retail (2.37%)
Industrial Services (2.37%)
MSC Industrial Direct Co., Inc., Class A	328,190	28,368,744

TOTAL RETAIL		28,368,744

Technology (5.89%)
Software (5.89%)
ACI Worldwide, Inc.(a)	2,109,079	49,036,087
Lectra	822,650	21,458,141
		70,494,228

TOTAL TECHNOLOGY		70,494,228

TOTAL COMMON STOCKS
(Cost $980,367,329)		1,152,953,129

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (4.70%)
Money Market Fund (4.70%)
Dreyfus Treasury Prime Cash Management Fund, Institutional Shares	1.537%	56,265,228	56,265,228

TOTAL SHORT TERM INVESTMENTS
(Cost $56,265,228)			56,265,228

TOTAL INVESTMENTS (101.06%)
(Cost $1,036,632,557)			$1,209,218,357

Liabilities In Excess Of Other Assets (-1.06%)			(12,660,113)

NET ASSETS (100.00%)			$1,196,558,244

(a)	Non-Income Producing Security.

16	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statement of Investments

April 30, 2018

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2018	17

Statements of Assets and Liabilities

April 30, 2018

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
ASSETS:
Investments, at value	$1,301,473,778	$1,209,218,357
Receivable for investments sold	18,778,691	–
Receivable for shares sold	910,548	581,652
Dividends receivable	3,422,734	1,393,698
Other assets	16,662	21,677
Total assets	1,324,602,413	1,211,215,384

LIABILITIES:
Payable for investments purchased	8,338,416	12,442,047
Payable for shares redeemed	468,097	851,109
Payable to adviser	1,069,309	1,156,277
Payable for administration fees	62,639	58,640
Payable for transfer agency fees	16,934	15,290
Payable for delegated transfer agent equivalent services fees	22,938	38,214
Payable for professional fees	26,202	25,765
Payable for trustee fees and expenses	14,076	12,964
Payable for principal financial officer fees	434	400
Accrued expenses and other liabilities	64,780	56,434
Total liabilities	10,083,825	14,657,140
NET ASSETS	$1,314,518,588	$1,196,558,244

NET ASSETS CONSIST OF:

Paid-in capital (Note 5)	$1,043,428,482	$1,009,065,147
Accumulated net investment income	3,600,850	–
Accumulated net realized gain	36,865,122	14,938,670
Net unrealized appreciation	230,624,134	172,554,427
NET ASSETS	$1,314,518,588	$1,196,558,244

INVESTMENTS, AT COST	$1,070,833,869	$1,036,632,557

PRICING OF SHARES:
Net Asset Value, offering and redemption price per share	$21.39	$19.52
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	61,452,002	61,298,863

See Accompanying Notes to Financial Statements.

18	www.vulcanvaluepartners.com

Statements of Operations

For the Year Ended April 30, 2018

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
INVESTMENT INCOME:
Dividends	$20,972,184	$16,193,997
Foreign taxes withheld	(552,340)	(422,948)
Total investment income	20,419,844	15,771,049

EXPENSES:
Investment advisory fees (Note 6)	13,287,056	13,769,170
Administrative fees	373,320	337,410
Transfer agency fees	121,848	105,749
Delegated transfer agent equivalent services fees	139,770	236,801
Professional fees	38,701	37,737
Custodian fees	199,886	174,836
Principal financial officer fees	5,264	4,736
Trustee fees and expenses	29,416	26,849
Recoupment of previously waived fees	–	59,895
ReFlow Fees (Note 2)	77,082	–
Other	69,899	73,939
Total net expenses	14,342,242	14,827,122
NET INVESTMENT INCOME	6,077,602	943,927

Net realized gain on investments	70,410,507 (a)	15,781,063
Net realized gain on foreign currency transactions	28,896	21,979
Net realized gain	70,439,403	15,803,042
Net change in unrealized appreciation of investments	84,057,602	18,428,897
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(40,843)	(61,841)
Net change in unrealized appreciation	84,016,759	18,367,056
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	154,456,162	34,170,098
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$160,533,764	$35,114,025

(a)	See Note 2 for gain/(loss) on In-Kind transactions.

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2018	19

Statements of Changes in Net Assets	Vulcan Value Partners Fund

	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
OPERATIONS:
Net investment income	$6,077,602	$13,943,068
Net realized gain	70,439,403	89,567,315
Net change in unrealized appreciation	84,016,759	69,313,571
Net increase in net assets resulting from operations	160,533,764	172,823,954

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
From net investment income	(7,670,305)	(17,969,116)
From net realized gains on investments	(14,527,436)	–
Net decrease in net assets from distributions	(22,197,741)	(17,969,116)

SHARE TRANSACTIONS (Note 5):
Proceeds from sales of shares	160,766,374	162,065,966
Issued to shareholders in reinvestment of distributions	17,693,956	13,362,586
Cost of shares redeemed, net of redemption fees	(286,946,421)	(573,695,164)
Net decrease from share transactions	(108,486,091)	(398,266,612)

Net increase/(decrease) in net assets	29,849,932	(243,411,774)

NET ASSETS:
Beginning of year	1,284,668,656	1,528,080,430
End of year*	$1,314,518,588	$1,284,668,656

*Includes accumulated net investment income of:	$3,600,850	$5,164,657

See Accompanying Notes to Financial Statements.

20	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
OPERATIONS:
Net investment income	$943,927	$2,130,748
Net realized gain	15,803,042	114,144,015
Net change in unrealized appreciation	18,367,056	123,772,371
Net increase in net assets resulting from operations	35,114,025	240,047,134

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
From net investment income	(2,029,542)	(3,924,578)
From net realized gains on investments	(70,565,783)	–
Net decrease in net assets from distributions	(72,595,325)	(3,924,578)

SHARE TRANSACTIONS (Note 5):
Proceeds from sales of shares	245,328,871	274,573,708
Issued to shareholders in reinvestment of distributions	58,614,533	2,400,082
Cost of shares redeemed, net of redemption fees	(325,509,690)	(404,497,434)
Net decrease from share transactions	(21,566,286)	(127,523,644)

Net increase/(decrease) in net assets	(59,047,586)	108,598,912

NET ASSETS:
Beginning of year	1,255,605,830	1,147,006,918
End of year*	$1,196,558,244	$1,255,605,830

*Includes accumulated net investment income/(loss) of:	$–	$1,029,011

See Accompanying Notes to Financial Statements.

Annual Report | April 30, 2018	21

Financial Highlights

For a share outstanding throughout the years presented.

NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase/(decrease) in net asset value
NET ASSET VALUE, END OF YEAR

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000's)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements
Net investment income to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.

See Accompanying Notes to Financial Statements.

22	www.vulcanvaluepartners.com

Vulcan Value Partners Fund

For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
$19.30	$17.17	$19.97	$18.20	$15.28

0.09	0.18	0.20	0.22	0.14
2.35	2.18	(1.51)	2.77	3.33
2.44	2.36	(1.31)	2.99	3.47

(0.12)	(0.23)	(0.13)	(0.17)	(0.11)
(0.23)	–	(1.36)	(1.05)	(0.44)
(0.35)	(0.23)	(1.49)	(1.22)	(0.55)

0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
2.09	2.13	(2.80)	1.77	2.92
$21.39	$19.30	$17.17	$19.97	$18.20

12.72%	13.85%	(6.49%)	16.61%	22.84%

$1,314,519	$1,284,669	$1,528,080	$1,770,104	$929,829

1.08%	1.07%	1.08%	1.08%	1.09%
1.08%	1.07%	1.08%	1.08%	1.09%
0.46%	1.01%	1.10%	1.12%	0.80%

50%	49%	85%	64%	56%

Annual Report | April 30, 2018	23

Financial Highlights

For a share outstanding throughout the years presented.

NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase/(decrease) in net asset value
NET ASSET VALUE, END OF YEAR

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000's)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements

Net investment income/(loss) to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.

See Accompanying Notes to Financial Statements.

24	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund

For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
$20.16	$16.58	$18.61	$18.74	$16.97

0.02	0.03	0.10	0.10	(0.01)
0.59	3.61	(1.05)	1.77	2.76
0.61	3.64	(0.95)	1.87	2.75

(0.03)	(0.06)	(0.06)	(0.11)	–
(1.22)	–	(1.02)	(1.89)	(0.98)
(1.25)	(0.06)	(1.08)	(2.00)	(0.98)

0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
(0.64)	3.58	(2.03)	(0.13)	1.77
$19.52	$20.16	$16.58	$18.61	$18.74

3.08%	21.97%	(5.04%)	10.74%	16.11%

$1,196,558	$1,255,606	$1,147,007	$1,133,122	$1,066,246

1.24%	1.25%	1.25%	1.26%	1.30%
1.24%	1.25%	1.25%	1.25%	1.25%

0.08%	0.18%	0.61%	0.56%	(0.05%)

68%	52%	80%	73%	70%

Annual Report | April 30, 2018	25

Notes to Financial Statements

April 30, 2018

1.  ORGANIZATION

Financial Investors Trust (the “Trust”) is organized as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund (each a “Fund” and collectively, the “Funds”). The Funds seek to achieve long-term capital appreciation.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including policies specific to investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the quote supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a quote, or if the quote supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security.

Equity securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

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Notes to Financial Statements

April 30, 2018

When such prices or quotations are not available, or when Vulcan Value Partners, LLC (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value each Fund’s investments as of April 30, 2018:

Vulcan Value Partners Fund:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$1,281,550,918	$–	$–	$1,281,550,918
Short Term Investments	19,922,860	–	–	19,922,860
TOTAL	$1,301,473,778	$–	$–	$1,301,473,778

Vulcan Value Partners Small Cap Fund:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$1,152,953,129	$–	$–	$1,152,953,129
Short Term Investments	56,265,228	–	–	56,265,228
TOTAL	$1,209,218,357	$–	$–	$1,209,218,357

(a)	For detailed descriptions, see the accompanying Statements of Investments.

Annual Report | April 30, 2018	27

Notes to Financial Statements

April 30, 2018

The Funds recognize transfers between levels as of the end of period. For the year ended April 30, 2018, the Funds did not have any transfers between Level 1 and Level 2. For the year ended April 30, 2018, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

ReFlow Liquidity Program: Each Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. ReFlow will purchase shares of the Fund at net asset value and will not be subject to any investment minimums. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net subscriptions, at the end of a maximum holding period determined by ReFlow (currently 28 days), or at other times as the Fund may request. ReFlow may choose to redeem its position in the Fund with an in-kind transfer of securities, instead of cash, enabling the Fund to avoid a realization of capital gains on the securities it transfers. ReFlow will not be subject to any short-term redemption fees. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.20% of the value of the Fund shares purchased by ReFlow although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. There is no assurance that ReFlow will have sufficient funds available to meet the Funds’ liquidity needs on a particular day. During the fiscal year ended April 30, 2018, the Funds participated in ReFlow. Fees associated with ReFlow are disclosed in the Statements of Operations.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax -free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or

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Notes to Financial Statements

April 30, 2018

a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs generally will not be eligible for treatment as qualified dividend income. As the final character of the distributions is not known until reported by the REITs on their 1099s, the Funds utilize an average of the prior year’s reallocation information as an estimate for the current year character of distributions.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

In-Kind Redemptions: On October 30, 2017, the Vulcan Value Partners Fund distributed portfolio securities rather than cash as payment for certain redemptions of fund shares (in-kind redemptions) in the amount of $37,345,537, and represented 2.84% of the Fund’s net assets on October 30, 2017. For financial reporting purposes, the Fund recognized gains on the in-kind redemptions in the amount of $18,903,352. For tax purposes, the gains are not recognized.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to a Fund are charged directly to that Fund.

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Annual Report | April 30, 2018	29

Notes to Financial Statements

April 30, 2018

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

3.  TAX BASIS INFORMATION

Reclassifications: As of April 30, 2018 permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to foreign currency transactions, book to tax distribution differences and in-kind redemptions. The reclassifications were as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
Vulcan Value Partners Fund	$18,903,352	$28,896	$(18,932,248)
Vulcan Value Partners Small Cap Fund	–	56,604	(56,604)

Tax Basis of Investments: As of April 30, 2018, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation for federal tax purposes was as follows:

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
Gross appreciation (excess of value over tax cost)	$257,490,424	$201,336,622
Gross depreciation (excess of tax cost over value)	(36,592,834)	(29,376,429)
Net appreciation of foreign currency	(15,775)	(31,373)
Net unrealized appreciation	$220,881,815	$171,928,820
Cost of investments for income tax purposes	$1,080,576,188	$1,037,258,164

Components of Earnings: As of April 30, 2018, components of distributable earnings were as follows:

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
Undistributed ordinary income	$39,554,855	$6,601,307
Accumulated capital gains	10,653,436	8,962,970
Net unrealized appreciation on investments	220,881,815	171,928,820
Total	$271,090,106	$187,493,097

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Notes to Financial Statements

April 30, 2018

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2018 and April 30, 2017 were as follows:

	Ordinary Income	Long-Term Capital Gain
2018
Vulcan Value Partners Fund	$22,197,741	$–
Vulcan Value Partners Small Cap Fund	59,551,178	13,044,147

	Ordinary Income	Long-Term Capital Gain
2017
Vulcan Value Partners Fund	$17,969,116	$–
Vulcan Value Partners Small Cap Fund	3,924,578	–

4.  SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities and redemptions In-Kind) during the year ended April 30, 2018 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Vulcan Value Partners Fund	$629,521,821	$710,720,312
Vulcan Value Partners Small Cap Fund	733,038,113	670,197,865

5.  SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Shares redeemed within 90 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. The Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund retained $3,889 and $11,246, respectively, for the year ended April 30, 2018, and $34,938 and $32,740, respectively, for the year ended April 30, 2017, which is reflected in the “Cost of shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets.

Annual Report | April 30, 2018	31

Notes to Financial Statements

April 30, 2018

Transactions in shares of capital stock for the dates listed below were as follows:

Vulcan Value Partners Fund

	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
Shares Sold	7,896,160	9,220,974
Shares Issued in Reinvestment of Dividends	870,263	737,043
Less Shares Redeemed	(13,886,874)	(32,359,605)
Net Decrease	(5,120,451)	(22,401,588)

Vulcan Value Partners Small Cap Fund

	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
Shares Sold	12,345,631	15,271,480
Shares Issued in Reinvestment of Dividends	3,018,064	125,989
Less Shares Redeemed	(16,352,775)	(22,299,640)
Net Decrease	(989,080)	(6,902,171)

6.  MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with each Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds pay the Adviser an annual management fee of 1.00% and 1.15% for Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund, respectively, based on each Fund’s average daily net assets. The management fee is paid on a monthly basis.

The Adviser has contractually agreed to limit each of Fund’s total annual fund operating expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% of each Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect from September 1, 2017 through August 31, 2018. The prior Expense Agreement was in effect from September 1, 2016 through August 31, 2017. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Funds will not be obligated to pay any such fees and expenses more than three years after the date of the waiver or reimbursement. The Adviser may not discontinue or modify this waiver prior to August 31, 2018 without the approval by the Funds’ Board.

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Notes to Financial Statements

April 30, 2018

For the year ended April 30, 2018, the fee waivers and/or reimbursements and recoupment amounts were as follows:

Fund	Fees Waived/Reimbursed By Adviser	Recoupment of Previously Waived Fees by Adviser
Vulcan Value Partners Fund	$–	$–
Vulcan Value Partners Small Cap Fund	–	59,895

As of April 30, 2018, there are no recoupable expenses due to the Funds.

Fund Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year ended April 30, 2018 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2018 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Vulcan pays this fee on behalf of the Funds.

Principal Financial Officer: ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) (an affiliate of ADI) receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for the year ended April 30, 2018 are disclosed in the Statements of Operations.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS Fund Services, Inc.) acts as the distributor of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission. Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of the Funds. Transactions may be processed through the National Securities Clearing Corporation (“NSCC”) or similar systems or processed on a manual basis. These fees are paid by the Funds to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of

Annual Report | April 30, 2018	33

Notes to Financial Statements

April 30, 2018

the Funds converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Funds may increase. Fees are disclosed on the Statements of Operations as “Delegated transfer agent equivalent services fees”.

7.  INDEMNIFICATIONS

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

34	www.vulcanvaluepartners.com

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund (the "Funds"), two of the funds constituting the Financial Investors Trust, as of April 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund of Financial Investors Trust as of April 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 26, 2018

We have served as the auditor of one or more investment companies advised by Vulcan Value Partners, LLC since 2010.

Annual Report | April 30, 2018	35

Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2018 (Unaudited)

Vulcan Value Partners Fund

Vulcan Value Partners Small Cap Fund

On December 12, 2017, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and the Adviser, in accordance with Section 15(c) of the 1940 Act. In renewing and approving the Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Vulcan Funds:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the Vulcan Funds, to Vulcan of 1.00% of the Vulcan Value Partners Fund’s daily average net assets and 1.15% of the Vulcan Value Partners Small Cap Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by Vulcan to the Vulcan Funds.

The Board received and considered information including a comparison of each of the Vulcan Fund’s contractual and actual advisory fees and overall expenses with those of funds in the peer groups and universes of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual advisory fee rates for both Vulcan Funds were above the respective Data Provider peer group median contractual advisory fee rates.

Total Expense Ratios: Based on such information, the Trustees further reviewed and considered the total expense ratios (after waivers) of 1.07% for the Vulcan Value Partners Fund and 1.25% for the Vulcan Value Partners Small Cap Fund. The Trustees noted that each of the Vulcan Fund’s total expense ratios (after waivers) were above the Data Provider peer group median total expense ratios (after waivers).

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to the Vulcan Funds under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Vulcan in its presentation, including its Form ADV.

The Trustees reviewed and considered Vulcan’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by Vulcan and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by Vulcan, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Vulcan Funds.

The Trustees considered the background and experience of Vulcan’s management in connection with the Vulcan Funds, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Vulcan Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Vulcan’s insider trading policies and procedures and its Code of Ethics.

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Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2018 (Unaudited)

Performance: The Trustees reviewed performance information for each of the Vulcan Funds for the 3-month, 1-year, 3-year, 5-year, and since inception periods ended September 30, 2017. That review included a comparison of each Vulcan Fund’s performance to the performance of the Data Provider universe median. The Trustees noted that the performance of the Vulcan Value Partners Fund was above its respective Data Provider universe median performance for the 1-year, 5-year, and since inception periods ended September 30, 2017, and below its respective Data Provider universe median performance for the 3-month and 3-year periods ended September 30, 2017, and the performance of the Vulcan Value Partners Small Cap Fund was above its respective Data Provider universe median performance for the since inception period ended September 30, 2017 and below its respective Data Provider universe median performance for the 3-month, 1-year, 3-year, and 5-year periods ended September 30, 2017. The Trustees also considered Vulcan’s discussion of each Vulcan Fund’s underlying portfolio diversification categories, its top contributors and top detractors, as well as Vulcan’s performance and reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by Vulcan regarding fees charged to its other clients utilizing a strategy similar to that employed by the Vulcan Funds.

Profitability: The Trustees received and considered a retrospective and projected profitability analysis prepared by Vulcan based on the fees payable under the Investment Advisory Agreement with respect to each Vulcan Fund. The Trustees considered the profits, if any, anticipated to be realized by Vulcan in connection with the operation of each Vulcan Fund. The Board then reviewed Vulcan’s audited financial statements for the years ended December 31, 2016 and 2015, provided supplementally, in order to analyze the financial condition and stability and profitability of Vulcan.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Vulcan Funds will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Vulcan from its relationship with the Vulcan Funds, including whether soft dollar arrangements were used.

In renewing Vulcan as the Vulcan Funds’ investment adviser and renewing the Investment Advisory Agreement and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	each Vulcan Fund’s contractual advisory fee rate was above its Data Provider peer group median contractual advisory fee rate;

●	each Vulcan Fund’s total expense ratio (after waivers) was above, but within an acceptable range of, its Data Provider peer group median total expense ratio (after waivers);

Annual Report | April 30, 2018	37

Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2018 (Unaudited)

●	the nature, extent and quality of services rendered by Vulcan under the Investment Advisory Agreement with respect to the Vulcan Funds were adequate;

●	the performance of the Vulcan Value Partners Fund was above its respective Data Provider universe median performance for the 1-year, 5-year, and since inception periods ended September 30, 2017, and below its respective Data Provider universe median performance for the 3-month and 3-year periods ended September 30, 2017, and the performance of the Vulcan Value Partners Small Cap Fund was above its respective Data Provider universe median performance for the since inception period ended September 30, 2017 and below its respective Data Provider universe median performance for the 3-month, 1-year, 3-year, and 5-year periods ended September 30, 2017;

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Vulcan’s other clients employing a comparable strategy to one or more of the Vulcan Funds were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Vulcan Funds;

●	the profit, if any, realized by Vulcan in connection with the operation of each Vulcan Fund is not unreasonable to such Vulcan Fund; and

●	there were no material economies of scale or other incidental benefits accruing to Vulcan in connection with its relationship with the Vulcan Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Vulcan’s compensation for investment advisory services is consistent with the best interests of the Vulcan Funds and their shareholders.

38	www.vulcanvaluepartners.com

Additional Information

April 30, 2018 (Unaudited)

1. FUND HOLDINGS

The Funds files their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866)-759-5679 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Funds designate the following for federal income tax purposes for the calendar year ended December 31, 2017:

	Qualified Dividend Income	Dividend Received Deduction
Vulcan Value Partners Fund	78.90%	56.58%
Vulcan Value Partners Small Cap Fund	16.56%	7.10%

In early 2018, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2017 via Form 1099. The Funds will notify shareholders in early 2019 of amounts paid to them by the Funds, if any, during the calendar year 2018.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Vulcan Value Partners Small Cap Fund designated $13,044,147 as long-term capital gain dividends.

Annual Report | April 30, 2018	39

Trustees and Officers

April 30, 2018 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 877-421-5078.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	32	Ms. Anstine is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	32	Mr. Deems is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (9 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

40	www.vulcanvaluepartners.com

Trustees and Officers

April 30, 2018 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. He served as Director of University of Colorado Hospital from 2008 to 2016. He was from 1994 to 2007 a Regent of the University of Colorado.	32	Mr. Rutledge is a Trustee of Principal Real Estate Fund (1 fund), Clough Global Dividend and Income Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	32	None.

Annual Report | April 30, 2018	41

Trustees and Officers

April 30, 2018 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee and President	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) and ALPS Advisors, Inc. (“AAI”), and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act.	32	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund); Trustee of ALPS ETF Trust (21 funds).

42	www.vulcanvaluepartners.com

Trustees and Officers

April 30, 2018 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., ALPS Series Trust and Elevation ETF Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.
Karen S. Gilomen, 1970	Secretary	Ms. Gilomen was elected Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.	Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of Clough Funds Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Elevation ETF Trust, Index Funds, Reality Shares ETF Trust and Reaves Utility Income Fund.
Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.

Annual Report | April 30, 2018	43

Trustees and Officers

April 30, 2018 (Unaudited)

OFFICERS (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Alan Gattis, 1980	Assistant Treasurer	Mr. Gattis was elected Assistant Treasurer of the Trust at the September 13, 2016 meeting of the Board of Trustees	Mr. Gattis joined ALPS in 2011 and is currently Vice President and Fund Controller of ALPS. Prior to joining ALPS, Mr. Gattis was an Auditor at Spicer Jeffries LLP (2009 through 2011) and an Auditor at PricewaterhouseCoopers LLP (2004 - 2009). Because of his position with ALPS, Mr. Gattis is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gattis is also Assistant Treasurer of ALPS Series Trust and Elevation ETF Trust.
Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of ALPS ETF Trust and Principal Real Estate Fund.
Jennifer Craig, 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and ALPS Series Trust.
Sareena Khwaja-Dixon, 1980	Assistant Secretary	Ms. Khwaja-Dixon was elected Assistant Secretary of the Trust at the December 12, 2017 meeting of the Board of Trustees.	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.,and Assistant Secretary of Clough Funds Trust, Clough Dividend and Income Fund, Clough Global Opportunities Fund, and Clough Global Equity Fund.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust (currently 32) and any other investment companies for which any Trustee serves as trustee for and which Vulcan Value Partners, LLC provides investment advisory services (currently none).

44	www.vulcanvaluepartners.com

Privacy Policy

April 30, 2018 (Unaudited)

Who We Are
Who is providing this notice?	Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund.
What We Do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you
● open an account
● provide account information or give us your contact information
● make a wire transfer or deposit money
Why can't I limit all sharing?	Federal law gives you the right to limit only
● sharing for affiliates’ everyday business purposes-information about your creditworthiness
● affiliates from using your information to market to you
● sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Annual Report | April 30, 2018	45

Privacy Policy

April 30, 2018 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number and account transactions
● Account balances and transaction history
● Wire transfer instructions
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	DO THE FUNDS SHARE:	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non–affiliates to market to you	No	We do not share.

46	www.vulcanvaluepartners.com

Privacy Policy

April 30, 2018 (Unaudited)

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
● The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
● The Funds do not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report | April 30, 2018	47

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)       Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics described in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics described in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert.” Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended April 30, 2018 and April 30, 2017, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $368,680 and $345,460, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended April 30, 2018 and April 30, 2017, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended April 30, 2018 and April 30, 2017, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $97,875 and $105,945, respectively. The fiscal year 2017 and 2016 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended April 30, 2018 and April 30, 2017, no fees were billed to Registrant by the principal accountant for products and services, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s Audit Committee. The Chairman of the Audit Committee may pre-approve non-audit services to be performed by the Registrant’s principal accountant on an interim basis, subject to ratification by the Audit Committee at its next regularly scheduled meeting.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, were $132,945 in the fiscal year ended April 30, 2018 and $136,335 in fiscal year ended April 30, 2017. These fees consisted of non-audit fees billed to (i) the Registrant of $97,875 in fiscal year ended April 30, 2018 and $105,945 in fiscal year ended April 30, 2017 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $35,070 in fiscal year ended April 30, 2018 and $30,390 in fiscal year ended April 30, 2017. The non-audit fees billed to AFS related to SSAE 16 services and other compliance-related matters.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is incorporated by reference to Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-8194, filed on January 9, 2017.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable to the Registrant.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer)
President

Date:	July 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer)
President

Date:	July 9, 2018

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer)
Treasurer

Date:	July 9, 2018